                               STI CLASSIC FUNDS
                                  TRUST SHARES
                           INVESTMENT GRADE BOND FUND
                     INVESTMENT GRADE TAX-EXEMPT BOND FUND
                        U.S. GOVERNMENT SECURITIES FUND
                 LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
                              SHORT-TERM BOND FUND
                    SHORT-TERM U.S. TREASURY SECURITIES FUND
                          FLORIDA TAX-EXEMPT BOND FUND
                          GEORGIA TAX-EXEMPT BOND FUND
                         TENNESSEE TAX-EXEMPT BOND FUND
                        PRIME QUALITY MONEY MARKET FUND
                  U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                          TAX-EXEMPT MONEY MARKET FUND

                       INVESTMENT ADVISORS TO THE FUNDS:
                        TRUSCO CAPITAL MANAGEMENT, INC.
                          STI CAPITAL MANAGEMENT, N.A.
                        SUNTRUST BANK, CHATTANOOGA, N.A.
                             SUNTRUST BANK, ATLANTA
                                (THE "ADVISORS")

The STI Classic Funds (the "Trust") is a mutual fund that offers shares in a number of separate investment portfolios (each a "Fund" and, collectively, the "Funds"). This Prospectus sets forth concisely the information about the Trust Shares of the above-referenced Funds. Investors are advised to read this Prospectus and retain it for future reference.

A Statement of Additional Information relating to the Funds dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 or by calling 1-800-874-4770. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

THE TRUST'S SHARES ARE NOT SPONSORED, ENDORSED, OR GUARANTEED BY, AND DO NOT CONSTITUTE OBLIGATIONS OR DEPOSITS OF, THE ADVISORS OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS INCLUDING SUNTRUST BANKS, INC., ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

OCTOBER 1, 1996

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

3

Throughout this Prospectus, the Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Short-Term U.S. Treasury Securities Fund, Short-Term Bond Fund, U.S. Government Securities Fund and Limited-Term Federal Mortgage Securities Fund, which invest primarily in bonds and other fixed income instruments, may be referred to as the "Bond Funds," the Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund and Tennessee Tax-Exempt Bond Fund, which invest primarily in tax-exempt bonds and other fixed income instruments, may be referred to as the "State Tax-Exempt Bond Funds," and the Prime Quality Money Market Fund, U.S. Government Securities Money Market Fund and Tax-Exempt Money Market Fund may be referred to as the "Money Market Funds."

The Trust Shares are offered primarily to financial institutions and intermediaries ("Shareholders"), including SunTrust Banks, Inc. and its affiliates and correspondents, for the investment of funds for which they act in a fiduciary, agency, investment advisory or custodial capacity. Individuals may not purchase Trust Shares directly, although individuals may be able to purchase Trust Shares through accounts maintained with financial institutions.

                               TABLE OF CONTENTS

Expense Summary...........................................................     4
Financial Highlights......................................................     6
The Trust.................................................................     8
Funds and Investment Objectives...........................................     8
Investment Policies and Strategies........................................     9
General Investment Policies and Strategies................................    18
Investment Risks..........................................................    18
Investment Limitations....................................................    20
Performance Information...................................................    21
Purchase of Fund Shares...................................................    22
Redemption of Fund Shares.................................................    23
Dividends and Distributions...............................................    24
Tax Information...........................................................    25
STI Classic Funds Information.............................................    27
The Trust.................................................................    27
Board of Trustees.........................................................    27
Investment Advisors.......................................................    27
Portfolio Managers........................................................    29
Banking Laws..............................................................    30
Distribution..............................................................    30
Administration............................................................    31
Transfer Agent and Dividend Disbursing Agent..............................    31
Custodian.................................................................    31
Legal Counsel.............................................................    31
Independent Public Accountants............................................    31
Other Information.........................................................    31
Voting Rights.............................................................    31
Reporting.................................................................    32
Shareholder Inquiries.....................................................    32
Description of Permitted Investments......................................    32
Appendix..................................................................   A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR SEI FINANCIAL SERVICES COMPANY (THE "DISTRIBUTOR"). THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

4

                                EXPENSE SUMMARY
                                  TRUST SHARES

The purpose of the following table is to help you understand the various costs and expenses that a shareholder will bear, directly or indirectly, in connection with an investment in the Trust Shares of each Fund.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                                                                    LIMITED-TERM
                                                    INVESTMENT                         FEDERAL                      SHORT-TERM
                                      INVESTMENT       GRADE           U.S.           MORTGAGE      SHORT-TERM    U.S. TREASURY
                                      GRADE BOND    TAX-EXEMPT      GOVERNMENT       SECURITIES        BOND         SECURITIES
                                         FUND        BOND FUND    SECURITIES FUND       FUND           FUND            FUND
--------------------------------------------------------------------------------------------------------------------------------
Management Fees (after fee waivers &
 reimbursements)(1).................         .63%          .61%              .16%            .43%          .46%             .22%
Other Fund Expenses.................         .12%          .14%              .59%            .22%          .19%             .43%
--------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses (after
 fee waivers &
 reimbursements)(2)(3)..............         .75%          .75%              .75%            .65%          .65%             .65%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

(1) Each Advisor is waiving, on a voluntary basis, a portion of its fee from each Fund. The Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers and reimbursements, Advisory Fees for the Funds would be as follows: Investment Grade Bond Fund -- .74%, Investment Grade Tax-Exempt Bond Fund -- .74%, U.S. Government Securities Fund -- .74%, Limited-Term Federal Mortgage Securities Fund -- .65%, Short-Term Bond Fund -- .65% and Short-Term U.S. Treasury Securities Fund -- .65%. See "Investment Advisors."

(2) Absent the voluntary waivers described above, Total Fund Operating Expenses would be as follows: Investment Grade Bond Fund -- .86%, Investment Grade Tax-Exempt Bond Fund -- .88%, U.S. Government Securities Fund -- 1.33%, Limited-Term Federal Mortgage Securities Fund -- .87%, Short-Term Bond Fund -- .84% and Short-Term U.S. Treasury Securities Fund -- 1.08%.

5

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                                                                                U.S. GOVERNMENT
                                       FLORIDA       GEORGIA      TENNESSEE    PRIME QUALITY       SECURITIES       TAX-EXEMPT
                                     TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT     MONEY MARKET      MONEY MARKET     MONEY MARKET
                                      BOND FUND     BOND FUND     BOND FUND         FUND              FUND             FUND
--------------------------------------------------------------------------------------------------------------------------------
Management Fees (after fee waivers
 & reimbursements)(1)..............         .38%          .37%          .00%             .50%               .51%            .47%
Other Fund Expenses (after fee
 waivers & reimbursements)(2)(3)...         .27%          .28%          .65%             .08%               .10%            .13%
--------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses
 (after fee waivers &
 reimbursements)(4)(5).............         .65%          .65%          .65%             .58%               .61%            .60%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

(1) Each Advisor is waiving, on a voluntary basis, a portion of its fee from each Fund. The Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers and reimbursements, Advisory Fees for the Funds would be as follows: Florida Tax-Exempt Bond Fund -- .65%, Georgia Tax-Exempt Bond Fund -- .65%, Tennessee Tax-Exempt Bond Fund -- .65%, Prime Quality Money Market Fund -- .65%, U.S. Government Securities Money Market Fund -- .65% and Tax-Exempt Money Market Fund -- .55%. See "Investment Advisors."

(2) The Administrator is waiving, on a voluntary basis, a portion of its fee from the Prime Quality Money Market and U.S. Government Securities Money Market Funds. The Administrator reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers, Other Fund Expenses would be as follows: Prime Quality Money Market Fund -- .13% and U.S. Government Securities Money Market Fund -- .13%. See "Administration."

(3) Absent waivers and reimbursements, Other Fund Expenses for the Tennesse Tax-Exempt Bond Fund would be 1.03%.

(4) Absent the voluntary waivers described above, Total Fund Operating Expenses would be as follows: Florida Tax-Exempt Bond Fund -- .92%, Georgia Tax-Exempt Bond Fund -- .93%, Tennessee Tax-Exempt Bond Fund -- 1.68%, Prime Quality Money Market Fund -- .78%, U.S. Government Securities Money Market Fund -- .78% and Tax-Exempt Money Market Fund -- .68%.

(5) Total Fund Operating Expenses for the Tax-Exempt Money Market Fund have been restated to reflect current fees.

                                                                    ONE     THREE     FIVE     TEN
                            EXAMPLES                                YEAR    YEARS    YEARS    YEARS
----------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
 investment assuming: (1) 5% annual return and (2) redemption at the end of each time period.
INVESTMENT GRADE BOND FUND.......................................  $   8    $  24    $  42    $  93
INVESTMENT GRADE TAX-EXEMPT BOND FUND............................  $   8    $  24    $  42    $  93
U.S. GOVERNMENT SECURITIES FUND..................................  $   8    $  24    $  42    $  93
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND....................  $   7    $  21    $  36    $  81
SHORT-TERM BOND FUND.............................................  $   7    $  21    $  36    $  81
SHORT-TERM U.S. TREASURY SECURITIES FUND.........................  $   7    $  21    $  36    $  81
FLORIDA TAX-EXEMPT BOND FUND.....................................  $   7    $  21    $  36    $  81
GEORGIA TAX-EXEMPT BOND FUND.....................................  $   7    $  21    $  36    $  81
TENNESSEE TAX-EXEMPT BOND FUND...................................  $   7    $  21    $  36    $  81
PRIME QUALITY MONEY MARKET FUND..................................  $   6    $  19    $  32    $  73
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND.....................  $   6    $  20    $  34    $  76
TAX-EXEMPT MONEY MARKET FUND.....................................  $   6    $  19    $  33    $  75
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

THE EXAMPLE IS BASED UPON THE TOTAL OPERATING EXPENSES OF A FUND AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. A person that purchases shares through an account with a financial institution may be charged separate fees by the financial institution.

6

FINANCIAL HIGHLIGHTS

The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountant, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's 1996 Annual Report to Shareholders. Additional performance information regarding each Fund is contained in the Trust's Annual Report to Shareholders and is available without charge by calling 1-800-874-4770.

For a Trust Share Outstanding Throughout the Period

                       NET ASSET     NET      NET REALIZED AND   DISTRIBUTIONS                                         NET ASSETS
                         VALUE    INVESTMENT  UNREALIZED GAINS      FROM NET     DISTRIBUTIONS   NET ASSET               END OF
                       BEGINNING    INCOME       (LOSSES) ON       INVESTMENT    FROM REALIZED   VALUE END    TOTAL      PERIOD
                       OF PERIOD    (LOSS)       INVESTMENTS         INCOME      CAPITAL GAINS   OF PERIOD    RETURN      (000)
                       ---------  ----------  -----------------  --------------  --------------  ----------  --------  -----------

                        -----------------------------
                        INVESTMENT GRADE BOND FUND
                        -----------------------------

  TRUST SHARES
  1996................ $10.26     $  0.60     $     (0.19)       $     (0.60)             --     $ 10.07       4.02%   $   599,514
  1995................   9.89        0.61            0.37              (0.61)             --       10.26      10.39%       543,308
  1994................  10.45        0.50           (0.36)             (0.50)    $     (0.20)       9.89       1.17%       460,538
  1993 (1)............  10.09        0.45            0.36              (0.45)             --       10.45       9.34%*      336,132

                        ----------------------------------------
                        INVESTMENT GRADE TAX-EXEMPT BOND FUND
                       ----------------------------------------

  TRUST SHARES
  1996................ $11.28     $  0.45     $      0.19        $     (0.45)    $     (0.37)    $ 11.10       5.82%   $   124,507
  1995................  10.68        0.46            0.60              (0.46)             --       11.28      10.21%        78,208
  1994 (2)............  11.37        0.22           (0.34)             (0.22)          (0.35)      10.68      (1.10%)+      44,595

                        ---------------------------------
                        U. S. GOVERNMENT SECURITIES FUND
                       ---------------------------------

  TRUST SHARES
  1996................ $10.27     $  0.62     $     (0.33)       $     (0.62)    $     (0.03)    $  9.91       2.77%   $    10,277
  1995 (3)............   9.98        0.53            0.29              (0.53)             --       10.27       8.64%+        3,291

                        ----------------------------------------------
                        LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
                       ----------------------------------------------

  TRUST SHARES
  1996................ $10.11     $  0.62     $     (0.14)       $     (0.60)             --     $  9.99       4.84%   $    73,370
  1995 (4)............  10.00        0.58            0.13              (0.60)             --       10.11       7.50%+       41,823

                        ----------------------
                        SHORT-TERM BOND FUND
                       ----------------------

  TRUST SHARES
  1996................ $ 9.98     $  0.54     $     (0.10)       $     (0.54)    $     (0.02)    $  9.86       4.45%   $    91,156
  1995................   9.79        0.53            0.19              (0.53)             --        9.98       7.60%        60,952
  1994................  10.01        0.42           (0.21)             (0.42)          (0.01)       9.79       2.02%        34,772
  1993 (5)............  10.00        0.08            0.01              (0.08)             --       10.01       4.45%*       25,334

                        ----------------------------------------
                        SHORT-TERM U.S. TREASURY SECURITIES FUND
                       ----------------------------------------

  TRUST SHARES
  1996................ $ 9.93     $  0.55     $     (0.09)       $     (0.55)             --     $  9.84       4.73%   $    10,149
  1995................   9.82        0.47            0.11              (0.47)             --        9.93       6.11%         9,599
  1994................   9.98        0.33           (0.11)             (0.33)    $     (0.05)       9.82       2.17%        12,723
  1993 (6)............  10.00        0.07           (0.02)             (0.07)             --        9.98       2.22%*       30,336

                                                                               RATIO OF NET
                                     RATIO OF NET                            INVESTMENT INCOME
                         RATIO OF     INVESTMENT    RATIO OF EXPENSES TO   (LOSS) TO AVERAGE NET
                         EXPENSES   INCOME (LOSS)    AVERAGE NET ASSETS      ASSETS (EXCLUDING    PORTFOLIO
                        TO AVERAGE  TO AVERAGE NET   (EXCLUDING WAIVERS         WAIVERS AND        TURNOVER
                        NET ASSETS      ASSETS       AND REIMBURSEMENTS)      REIMBURSEMENTS)        RATE
                        ----------  --------------  ---------------------  ---------------------  ----------

                         -----------------------------
                         INVESTMENT GRADE BOND FUND
                        -----------------------------
  TRUST SHARES
  1996................     0.75%           5.81%               0.87%                  5.69%        184.33%
  1995................     0.75%           6.22%               0.88%                  6.09%        237.66%
  1994................     0.75%           4.77%               0.88%                  4.64%        259.19%
  1993 (1)............     0.74%*          5.14%*              0.87%*                 5.01%*       299.32%

                         ----------------------------------------
                         INVESTMENT GRADE TAX-EXEMPT BOND FUND
                        ----------------------------------------
  TRUST SHARES
  1996................     0.75%           4.01%               0.89%                  3.87%        513.90%
  1995................     0.75%           4.34%               0.91%                  4.18%        591.91%
  1994 (2)............     0.75%*          3.46%*              0.95%*                 3.26%*       432.46%

                         ---------------------------------
                         U. S. GOVERNMENT SECURITIES FUND
                        ---------------------------------
  TRUST SHARES
  1996................     0.75%           6.05%               1.25%                  5.55%         83.38%
  1995 (3)............     0.75%*          6.67%*              3.33%*                 4.09%*        30.39%

                         ----------------------------------------------
                         LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
                        ----------------------------------------------
  TRUST SHARES
  1996................     0.65%           6.04%               0.84%                  5.85%         83.01%
  1995 (4)............     0.65%*          6.43%*              0.93%*                 6.15%*        67.63%

                         ----------------------
                         SHORT-TERM BOND FUND
                        ----------------------
  TRUST SHARES
  1996................     0.65%           5.39%               0.81%                  5.23%        162.62%
  1995................     0.65%           5.49%               0.85%                  5.29%        200.49%
  1994................     0.65%           4.15%               0.85%                  3.95%         74.85%
  1993 (5)............     0.64%*          3.88%*              1.11%*                 3.41%*        63.89%

                         ----------------------------------------
                         SHORT-TERM U.S. TREASURY SECURITIES FUND
                        ----------------------------------------
  TRUST SHARES
  1996................     0.65%           5.56%               1.00%                  5.21%         94.00%
  1995................     0.65%           4.91%               1.08%                  4.48%         87.98%
  1994................     0.65%           3.23%               0.81%                  3.07%        116.57%
  1993 (6)............     0.63%*          3.34%*              1.04%*                 2.93%*        36.44%

7

FINANCIAL HIGHLIGHTS CONTINUED

                       NET ASSET     NET      NET REALIZED AND   DISTRIBUTIONS                                         NET ASSETS
                         VALUE    INVESTMENT  UNREALIZED GAINS      FROM NET     DISTRIBUTIONS   NET ASSET               END OF
                       BEGINNING    INCOME       (LOSSES) ON       INVESTMENT    FROM REALIZED   VALUE END    TOTAL      PERIOD
                       OF PERIOD    (LOSS)       INVESTMENTS         INCOME      CAPITAL GAINS   OF PERIOD    RETURN      (000)
                       ---------  ----------  -----------------  --------------  --------------  ----------  --------  -----------

                        ------------------------------
                        FLORIDA TAX-EXEMPT BOND FUND
                        ------------------------------

  TRUST SHARES
  1996................ $10.18     $  0.46     $     (0.07)       $     (0.46)    $     (0.05)    $ 10.06       3.87%   $    30,790
  1995................   9.75        0.44            0.43              (0.44)             --       10.18       9.26%        10,118
  1994 (7)............  10.00        0.13           (0.25)             (0.13)             --        9.75      (1.19%)+       3,192

                        -------------------------------
                        GEORGIA TAX-EXEMPT BOND FUND
                       -------------------------------

  TRUST SHARES
  1996................ $ 9.63     $  0.43     $     (0.05)       $     (0.43)    $     (0.02)    $  9.56       3.89%   $    22,950
  1995................   9.42        0.42            0.21              (0.42)             --        9.63       6.94%        13,187
  1994 (8)............  10.00        0.14           (0.58)             (0.14)             --        9.42      (4.43%)+       4,338

                        ---------------------------------
                        TENNESSEE TAX-EXEMPT BOND FUND
                       ---------------------------------

  TRUST SHARES
  1996................ $ 9.50     $  0.43     $     (0.11)       $     (0.42)             --     $  9.40       3.43%   $     1,823
  1995................   9.22        0.44            0.28              (0.44)             --        9.50       8.17%         1,664
  1994 (9)............  10.00        0.12           (0.77)             (0.13)             --        9.22      (6.52%)+         594

                        ---------------------------------
                        PRIME QUALITY MONEY MARKET FUND
                       ---------------------------------

  TRUST SHARES
  1996................ $ 1.00     $  0.05              --        $     (0.05)             --     $  1.00       5.25%   $ 1,050,800
  1995................   1.00        0.05              --              (0.05)             --        1.00       4.79%       799,189
  1994................   1.00        0.03              --              (0.03)             --        1.00       2.88%       583,399
  1993 (10)...........   1.00        0.03              --              (0.03)             --        1.00       2.92%*      410,991

                        -----------------------------------------------
                        U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                       -----------------------------------------------

  TRUST SHARES
  1996................ $ 1.00     $  0.05              --        $     (0.05)             --     $  1.00       5.14%   $   325,493
  1995................   1.00        0.05              --              (0.05)             --        1.00       4.67%       434,111
  1994................   1.00        0.03              --              (0.03)             --        1.00       2.77%       309,228
  1993 (10)...........   1.00        0.03              --              (0.03)             --        1.00       2.79%*      453,567

                        -------------------------------
                        TAX-EXEMPT MONEY MARKET FUND
                       -------------------------------

  TRUST SHARES
  1996................ $ 1.00     $  0.03              --        $     (0.03)             --     $  1.00       3.28%   $   273,613
  1995................   1.00        0.03              --              (0.03)             --        1.00       3.10%       215,413
  1994................   1.00        0.02              --              (0.02)             --        1.00       2.08%       143,982
  1993 (10)...........   1.00        0.02              --              (0.02)             --        1.00       2.12%*       78,416

                                                                               RATIO OF NET
                                     RATIO OF NET                            INVESTMENT INCOME
                         RATIO OF     INVESTMENT    RATIO OF EXPENSES TO   (LOSS) TO AVERAGE NET
                         EXPENSES   INCOME (LOSS)    AVERAGE NET ASSETS      ASSETS (EXCLUDING    PORTFOLIO
                        TO AVERAGE  TO AVERAGE NET   (EXCLUDING WAIVERS         WAIVERS AND        TURNOVER
                        NET ASSETS      ASSETS       AND REIMBURSEMENTS)      REIMBURSEMENTS)        RATE
                        ----------  --------------  ---------------------  ---------------------  ----------

                         ------------------------------
                         FLORIDA TAX-EXEMPT BOND FUND
                        ------------------------------
  TRUST SHARES
  1996................     0.65%           4.49%               0.88%                  4.26%         62.68%
  1995................     0.65%           4.63%               1.13%                  4.15%        105.01%
  1994 (7)............     0.65%*          3.86%*              1.12%*                 3.39%*        53.24%

                         -------------------------------
                         GEORGIA TAX-EXEMPT BOND FUND
                        -------------------------------
  TRUST SHARES
  1996................     0.65%           4.36%               0.89%                  4.12%         60.02%
  1995................     0.65%           4.56%               0.98%                  4.23%         24.50%
  1994 (8)............     0.65%*          4.12%*              1.06%*                 3.71%*        25.90%

                         ---------------------------------
                         TENNESSEE TAX-EXEMPT BOND FUND
                        ---------------------------------
  TRUST SHARES
  1996................     0.65%           4.49%               1.68%                  3.46%         41.00%
  1995................     0.65%           4.90%               2.65%                  2.90%         27.73%
  1994 (9)............     0.65%*          4.24%*              1.43%*                 3.46%*        13.05%

                         ---------------------------------
                         PRIME QUALITY MONEY MARKET FUND
                        ---------------------------------
  TRUST SHARES
  1996................     0.58%           5.11%               0.78%                  4.91%            --
  1995................     0.58%           4.77%               0.79%                  4.56%            --
  1994................     0.58%           2.86%               0.79%                  2.65%            --
  1993 (10)...........     0.58%*          2.85%*              0.78%*                 2.65%*           --

                         -----------------------------------------------
                         U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                        -----------------------------------------------
  TRUST SHARES
  1996................     0.61%           5.02%               0.78%                  4.85%            --
  1995................     0.61%           4.64%               0.80%                  4.45%            --
  1994................     0.61%           2.69%               0.77%                  2.53%            --
  1993 (10)...........     0.61%*          2.71%*              0.78%*                 2.54%*           --

                         -------------------------------
                         TAX-EXEMPT MONEY MARKET FUND
                        -------------------------------
  TRUST SHARES
  1996................     0.50%           3.23%               0.68%                  3.05%            --
  1995................     0.45%           3.12%               0.70%                  2.87%            --
  1994................     0.42%           2.05%               0.71%                  1.76%            --
  1993 (10)...........     0.41%*          2.07%*              0.70%*                 1.78%*           --

 *  Annualized.
 +  Cumulative since commencement of operations.
 (1) The Investment Grade Bond Fund Trust Shares commenced operations on July 16, 1992.
 (2) The Investment Grade Tax-Exempt Bond Fund Trust Shares commenced operations on October 21, 1993.
 (3) The U.S. Government Securities Fund Trust Shares commenced operations on July 31, 1994.
 (4) The Limited Term Federal Mortgage Securities Fund Trust Shares commenced operations on June 7, 1994.
 (5) The Short-Term Bond Fund Trust Shares commenced operations on March 15,
    1993.
 (6) The Short-Term U.S. Treasury Securities Fund Trust Shares commenced operations on March 15, 1993.
 (7) The Florida Tax-Exempt Bond Fund Trust Shares commenced operations on January 25, 1994.
 (8) The Georgia Tax-Exempt Bond Fund Trust Shares commenced operations on January 18, 1994.
 (9) The Tennessee Tax-Exempt Bond Fund Trust Shares commenced operations on January 27, 1994.
(10) The Prime Quality Money Market Fund Trust Shares, the U.S. Government Securities Money Market Fund Trust Shares, and the Tax-Exempt Money Market Fund Trust Shares commenced operations on June 8, 1992.

8

THE TRUST

STI CLASSIC FUNDS (the "Trust") is a diversified, open-end management investment company that provides a convenient and economical means of investing in several professionally managed portfolios of securities. The Trust currently offers units of beneficial interest ("shares") in a number of separate Funds. Shareholders may purchase shares in each non-money market Fund through three separate classes (Trust Shares, Investor Shares and Flex Shares) and in each Money Market Fund through two separate classes (Trust Shares and Investor Shares) which provide for variations in distribution and service fees, transfer agent fees, voting rights and dividends. Except for differences between classes, each share of each Fund represents an undivided, proportionate interest in that Fund. This Prospectus relates to the Trust Shares of the Funds described below.

FUNDS AND INVESTMENT OBJECTIVES
BOND FUNDS:

THE INVESTMENT GRADE BOND FUND seeks to provide as high a level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade fixed income securities.

THE INVESTMENT GRADE TAX-EXEMPT BOND FUND seeks to provide as high a level of total return through federally tax-exempt current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade tax-exempt obligations.

THE U.S. GOVERNMENT SECURITIES FUND seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities.

THE SHORT-TERM BOND FUND seeks to provide as high a level of current income, relative to funds with like investment objectives, as is consistent with the preservation of capital primarily through investment in short- to intermediate-term investment grade fixed income securities.

THE SHORT-TERM U.S. TREASURY SECURITIES FUND seeks to provide as high a level of current income, relative to funds with like investment objectives, as is consistent with the preservation of capital through investment exclusively in short-term U.S. Treasury securities.

STATE TAX-EXEMPT BOND FUNDS:

THE FLORIDA TAX-EXEMPT BOND FUND seeks to provide current income exempt from regular federal income tax for Florida residents without undue investment risk.

THE GEORGIA TAX-EXEMPT BOND FUND seeks to provide current income exempt from regular federal and state income tax for Georgia residents without undue investment risk.

THE TENNESSEE TAX-EXEMPT BOND FUND seeks to provide current income exempt from regular federal and state income tax for Tennessee residents without undue investment risk.

9

MONEY MARKET FUNDS:

THE PRIME QUALITY MONEY MARKET FUND seeks to provide as high a level of current income as is consistent with preservation of capital and liquidity by investing exclusively in high quality money market instruments.

THE U.S. GOVERNMENT SECURITIES MONEY MARKET FUND seeks to provide as high a level of current income as is consistent with preservation of capital and liquidity by investing exclusively in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Reserve Book-Entry System ("U.S. Treasury obligations"), securities of wholly-owned corporations of the U.S. Government that are backed by the full faith and credit of the U.S. Government and repurchase agreements with approved dealers collateralized by U.S. Treasury obligations, and U.S. Government Subsidiary Corporation securities.

THE TAX-EXEMPT MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income tax as is consistent with preservation of capital and liquidity. The Fund invests primarily in high quality short-term municipal obligations.

Each Money Market Fund's ability to generate high current income will be limited by the fact that it is only permitted to invest in high quality securities. It is a fundamental policy of each Money Market Fund to use its best efforts to maintain a constant net asset value of $1.00 per share. There can be no assurance that a Money Market Fund will achieve its investment objective or that the Money Market Funds will be able to maintain a net asset value of $1.00 per share on a continuous basis. In addition, each Money Market Fund intends to comply with federal regulations applicable to money market funds using the amortized cost method for calculating net asset value which require each Fund to invest only in U.S. dollar denominated obligations, to maintain an average maturity on a dollar-weighted basis of 90 days or less and to acquire eligible securities that present minimal credit risk and have a maturity of 397 days or less. These requirements will also limit a Money Market Fund's ability to generate high current income. For a further discussion of these rules, see "Description of Permitted Investments."

There can be no assurance that a Fund will achieve its investment objective.

The investment objectives of the Investment Grade Bond Fund, U.S. Government Securities Fund, Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund and Short-Term U.S. Treasury Securities Fund are non-fundamental and may be changed without a shareholder vote.

INVESTMENT POLICIES AND STRATEGIES
INVESTMENT GRADE BOND FUND

The Investment Grade Bond Fund will invest only in those obligations deemed investment grade obligations rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Services, Inc. ("Moody's") or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, including corporate debt obligations; mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities; obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; securities of the government of Canada and its provincial and local governments; securities issued or

10
guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; obligations of supranational entities and sponsored American Depositary Receipts ("ADRs") that are traded on exchanges or listed on National Association of Securities Dealers Automated Quotations ("NASDAQ"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in corporate and government bonds and debentures. No more than 25% of the Fund's assets will be invested in securities rated BBB by S&P or Baa by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor.

The Fund may purchase mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, subject to a limit of 35% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset-backed securities which consist of securities backed by company receivables, truck and auto loans, leases, credit card receivables and home equity loans.

In order to reduce interest rate risk, and subject to a general limit of 25% of the Fund's assets, the Fund may purchase floating or variable rate securities. Some floating or variable rate securities will be subject to interest rate "caps" or "floors." It may also buy securities on a when-issued basis, putable securities, medium term notes, and zero coupon securities. The Fund may also invest up to 10% of its assets in restricted securities. The Fund may also engage in futures and options.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 4 to 10 years. In the case of mortgage related securities and asset-backed securities, maturity will be determined based on the expected average life of the security. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund expects that its net asset value will experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

The Fund's portfolio turnover rate was 184% for the fiscal year ended May 31, 1996. This rate of turnover, if continued, will likely result in higher transaction costs and higher levels of realized capital gains than if the turnover rate was lower.

INVESTMENT GRADE TAX-EXEMPT BOND FUND

The Investment Grade Tax-Exempt Bond Fund intends to be fully invested in municipal securities the interest on which is exempt from regular federal income taxes in the opinion of bond counsel to the issuer. The issuers of these securities can be located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Investment Grade Tax-Exempt Bond Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income tax and treated as a preference item for purposes of the alternative minimum tax. At least 65% of the Fund's assets will be invested in municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1,

11
SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, P-1, P-2 in the case of tax-exempt commercial paper; and VMIG-1 or VMIG-2 in the case of variable rate demand obligations. The Fund will only acquire unrated securities if, at the time of purchase, the Fund's Advisor determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund.

The Fund may invest in commitments to purchase the above securities on a when-issued or delayed delivery basis, floating or variable rate securities, and may purchase municipal forwards, medium term notes, putable securities, and zero coupon securities. The Fund's Advisor has discretion to invest up to 20% of the Fund's total assets in taxable debt securities rated at least BBB or better by S&P or Baa or better by Moody's or, if unrated, of comparable quality at the time of purchase as determined by the Fund's Advisor, repurchase agreements, and securities subject to the alternative minimum tax. The Fund may also invest up to 10% of its assets in restricted securities that the Fund's Advisor determines are liquid under guidelines adopted by the Trust's Board of Trustees and may engage in futures and options transactions.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 4 to 10 years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund's net asset value is expected to experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

The Fund's portfolio turnover rate was 514% for the fiscal year ended May 31, 1996. This rate of turnover, if continued, will likely result in higher transaction costs and higher levels of realized capital gains than if the turnover rate was lower.

U.S. GOVERNMENT SECURITIES FUND

Under normal market conditions, the Fund will invest at least 65% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by U.S. Government agencies such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities consisting of CMOs and real estate mortgage investment conduits ("REMICs") purchased by the Fund will be issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, if issued by private issuers, rated in one of the two highest rating categories by a nationally recognized statistical rating organization (an "NRSRO").

The principal governmental issuers or guarantors of mortgage-backed securities are GNMA, FNMA and FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Fund may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.

Mortgage-backed securities that are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including securities nominally issued by a governmental entity (such as the Resolution Trust Corporation), are not obligations of a governmental entity and thus may bear a risk of nonpayment. The timely payment of principal

12
and interest normally is supported, at least partially, by various forms of insurance or guarantees. There can be no assurance, however, that such credit enhancement will support full payment of the principal and interest on such obligations. The average maturity of the Fund's investment portfolio will typically range from 7 to 14 years.

With respect to the remaining 35% of its assets, the Fund may invest in corporate or government bonds that carry a rating of Baa or better by Moody's or BBB or better by S&P, or that are deemed by the Fund's Advisor to be of comparable quality; commercial paper rated at the time of purchase within the two highest ratings categories of an NRSRO; bankers' acceptances; certificates of deposit and time deposits; and U.S. Treasury obligations, which include custodial receipts and repurchase agreements involving securities that constitute permissible investments for the Fund. The Fund intends to invest in privately issued, mortgage-backed securities only if they are rated in one of the two highest rating categories by an NRSRO.

The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment for such securities generally takes place after the customary securities settlement period. The Fund may purchase floating or variable rate securities, and may engage in dollar rolls.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

Under normal market conditions, the Limited-Term Federal Mortgage Securities Fund will invest at least 65% of its assets in mortgage-related securities issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Fund may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund's holdings of mortgage-backed securities will typically have an average life of from one to five years.

Mortgage-backed securities consisting of CMOs and REMICs purchased by the Fund will be either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, if issued by private issuers, rated in one of the two highest rating categories by an NRSRO.

Mortgage-backed securities that are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including securities nominally issued by a governmental entity (such as the Resolution Trust Corporation), are not obligations of the U.S. Government and thus bear a risk of nonpayment. The timely payment of principal and interest normally is supported, at least partially, by various forms of insurance or guarantees. There can be no assurance, however, that such credit enhancement will support full payment of the principal and interest on such obligations.

With respect to the remaining 35% of its assets, the Fund may invest in corporate or government bonds that carry a rating of Baa or better by Moody's or BBB or better by S&P, or that are deemed by the Fund's Advisor to be of comparable quality; asset backed securities; commercial paper rated at the time of purchase in the two highest ratings categories by an NRSRO; bankers' acceptances; certificates of deposit and time deposits; U.S. Treasury obligations and custodial receipts; and repurchase agreements involving securities that constitute permissible investments for the Fund.

13

The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment for such securities generally takes place after the customary securities settlement period. The Fund may purchase floating or variable rate securities and engage in dollar roll transactions. The Fund may also purchase stripped mortgage-backed securities, but will limit such purchases to 5% of its net assets.

SHORT-TERM BOND FUND

Under normal circumstances, the Short-Term Bond Fund will invest solely in investment grade obligations rated BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor consisting of debt obligations of U.S. and foreign corporations; mortgage-backed securities; CMOs; asset-backed securities; obligations (including mortgage-backed securities) issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; and custodial receipts involving U.S. Treasury obligations; (including Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry System ("CUBES")). Under normal circumstances, at least 65% of the Fund's total assets will be invested in corporate and government bonds and debentures. No more than 25% of the Fund's assets will be invested in securities rated BBB by S&P or Baa by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase by the Fund's Advisor.

The Fund may purchase, without limitation, mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities and, subject to a limit of 25% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset-backed securities, which consist of securities backed by company receivables, truck and auto loans; leases; credit card receivables; and home equity loans. The Fund will purchase mortgage-backed and asset-backed securities only if they are rated at least AA by S&P or Aa by Moody's or, if unrated, determined to be of comparable quality at the time of purchase by the Fund's Advisor.

The Fund may purchase securities on a when-issued basis and may acquire floating or variable rate securities, medium term notes, putable securities, and zero coupon securities. The Fund may also purchase securities issued by foreign governments and supranational agencies. The Fund may also invest in municipal securities when the Fund's Advisor feels it is consistent with the Fund's investment objective. The Fund will not invest in municipal securities unless the Fund's Advisor believes that the yield will be higher than the yield for comparable taxable investments in which the Fund is permitted to invest. The following quality criteria apply to the Fund's investments in municipal securities. The Fund's investments in municipal notes will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 or better at the time of investment by Moody's, (iii) which are rated SP-2 or better at the time of investment by S&P, or (iv) which, if not rated, are of equivalent quality to MIG-2, V-MIG-2, or SP-2 or better in the Advisor's judgment. The Fund's investment in municipal bonds will be limited to bonds rated BBB or better by S&P or Baa or better by Moody's, or, if not rated by S&P or Moody's, deemed by the

14
Fund's Advisor to be of comparable quality. For the Fund's investments in other types of tax-exempt municipal investments, such as participation interests in municipal lease/ purchase agreements, the quality of the underlying credit or of the bank providing a credit support arrangement must, in the Fund's Advisor's opinion, be equivalent to the municipal note or bond ratings stated above. The Fund is also authorized to invest up to 10% of its assets in restricted securities, including Rule 144A securities, that the Fund's Advisor determines are liquid under guidelines adopted by the Trust's Board of Trustees. The Fund may also enter into bond futures contracts and options on bond futures contracts and engage in securities lending.

The Fund intends to maintain a dollar-weighted average maturity of 3 years or less, and the maximum remaining maturity for any security held by the Fund is 7 years. Under normal market conditions it is anticipated that the Fund's dollar-weighted average maturity will range from 2 to 3 years. In the case of mortgage related securities and asset-backed securities, maturity will be determined based on the expected average life of the security. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund expects that its net asset value will experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

The Fund's turnover rate was 163% for the fiscal year ended May 31, 1996. This rate of turnover, if continued, will likely result in higher transaction costs and higher levels of realized capital gains than if the turnover rate was lower.

SHORT-TERM U.S. TREASURY SECURITIES FUND

The Short-Term U.S. Treasury Securities Fund will invest exclusively in obligations issued by the U.S. Treasury with maximum remaining maturities of 3 years or less. U.S. Treasury securities are considered to be among the safest, as to timely principal and interest payments, investments available. The Fund will not invest in repurchase agreements. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding one-third of its total assets, but has no present intention to do so.

Under normal market conditions, it is anticipated that the Fund's average maturity will range from one to two years. Furthermore, for temporary defensive purposes during periods when the Fund's Advisor determines that market conditions warrant, the Short-Term U.S. Treasury Securities Fund may reduce its average weighted maturity to less than one year.

FLORIDA TAX-EXEMPT BOND FUND

The Florida Tax-Exempt Bond Fund intends to be fully invested in municipal securities the interest on which is exempt from regular federal income taxes based on opinions from bond counsel to the issuers. The issuers of these securities can be located in Florida, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income tax and not treated as a preference item for purposes of the alternative minimum tax. At least 65% of the Fund's assets will be invested in Florida municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be

15
rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, or P-1, P-2 in the case of tax-exempt commercial paper; and VMIG-1 or VMIG-2 in the case of variable rate demand obligations. No more than 25% of the Fund's assets will be invested in bonds rated BBB by S&P or Baa by Moody's. The Fund will only acquire securities not rated by S&P or Moody's if, at the time of purchase, the Fund's Advisor determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund.

The Fund may invest in commitments to purchase the above securities on a when-issued or delayed delivery basis, floating or variable rate securities, and may purchase municipal forwards, putable securities, medium term notes, and zero coupon securities. The Fund's Advisor has discretion to invest up to 20% of the Fund's total assets in taxable debt securities rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, repurchase agreements, and securities subject to the alternative minimum tax. The Fund may also invest in futures and options, but has no present intention to do so for other than hedging purposes.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 6 to 25 years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes.

GEORGIA TAX-EXEMPT BOND FUND

The Georgia Tax-Exempt Bond Fund intends to be fully invested in municipal securities the interest on which is exempt from regular federal income taxes and substantially exempt from State of Georgia income taxes based on opinions from bond counsel to the issuers. The issuers of these securities can be located in Georgia, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income tax and not treated as a preference item for purposes of the alternative minimum tax. At least 65% of the Fund's assets will be invested in Georgia municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, or P-1, P-2 in the case of tax-exempt commercial paper; and VMIG-1 or VMIG-2 in the case of variable rate demand obligations. No more than 25% of the Fund's assets will be invested in bonds rated BBB by S&P or Baa by Moody's. The Fund will only acquire securities not rated by S&P or Moody's if, at the time of purchase, the Fund's Advisor determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund.

The Fund may invest in commitments to purchase the above securities on a when-issued or delayed delivery basis, floating or variable rate securities, and may purchase municipal forwards, putable securities, medium term notes, and zero coupon securities. The Fund's Advisor has discretion to invest up to 20% of the Fund's total assets in taxable debt securities rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, repurchase agreements, and securities

16
subject to the alternative minimum tax. The Fund may also invest in futures and options, but has no present intention to do so for other than hedging purposes.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 6 to 25 years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes.

TENNESSEE TAX-EXEMPT BOND FUND

The Tennessee Tax-Exempt Bond Fund intends to be fully invested in municipal securities the interest on which is exempt from regular federal income taxes and substantially exempt from State of Tennessee income taxes based on opinions from bond counsel to the issuers. The issuers of these securities can be located in Tennessee, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income tax and not treated as a preference item for purposes of the alternative minimum tax. At least 65% of the Fund's assets will be invested in Tennessee municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, or P-1, P-2 in the case of tax-exempt commercial paper; and VMIG-1 or VMIG-2 in the case of variable rate demand obligations. No more than 25% of the Fund's assets will be invested in bonds rated BBB by S&P or Baa by Moody's. The Fund will only acquire securities not rated by S&P or Moody's if, at the time of purchase, the Fund's Advisor determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund. The Fund may invest in floating or variable rate securities, commitments to purchase the above securities on a when-issued or delayed delivery basis, and may purchase municipal forwards, putable securities, medium term notes, and zero coupon securities. The Fund's Advisor has discretion to invest up to 20% of the Fund's total assets in taxable debt securities rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, repurchase agreements, and securities subject to the alternative minimum tax. The Fund may also invest in futures and options, but has no present intention to do so for other than hedging purposes.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 6 to 25 years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes.

PRIME QUALITY MONEY MARKET FUND

The Prime Quality Money Market Fund will invest in money market instruments denominated in U.S. dollars consisting of (i) U.S. Treasury obligations; (ii) custodial receipts representing interests in component parts of U.S. Treasury obligations; (iii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government; (iv) commercial paper issued by domestic and foreign issuers rated in the highest short-term rating category by one or more NRSROs as described in the "Appendix" or, if not rated, determined by the Fund's Advisor to be of

17
comparable quality; (v) high quality obligations (including certificates of deposit, time deposits, bankers' acceptances, Eurodollar and Yankee bank obligations) of U.S. commercial banks (including foreign branches of such banks), and U.S. and London branches of foreign banks or savings and loan and thrift institutions that are members of the Federal Reserve System, the Federal Deposit Insurance Corporation, or the Federal Savings and Loan Insurance Corporation; (vi) high quality short-term corporate obligations issued by companies with commercial paper meeting the ratings indicated in (iv), above, or, if not rated, determined by the Fund's Advisor to be of comparable quality;
(vii) repurchase agreements involving such obligations; (viii) high quality obligations of supranational entities satisfying the credit ratings described in
(iv), above, or, if not rated, determined by the Fund's Advisor to be of comparable quality; and (ix) medium term notes. The Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks. The Fund may purchase securities subject to standby commitments. As a money market fund, the Fund is subject to limitations on the percentage of its assets that may be invested in any one issuer and on the percentage that may be invested in securities carrying the second highest rating assigned by the requisite NRSROs.

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

The U.S. Government Securities Money Market Fund will invest exclusively in U.S. Treasury obligations, U.S. Government Subsidiary Corporation securities (e.g., GNMA Securities) and repurchase agreements with dealers selected pursuant to guidelines adopted by the Trust's Board of Trustees and collateralized by U.S. Treasury securities and U.S. Government Subsidiary Corporation securities.

TAX-EXEMPT MONEY MARKET FUND

The Tax-Exempt Money Market Fund intends to be fully invested in securities the interest on which is exempt from regular federal income taxes in the opinion of bond counsel to the issuer. It is a fundamental policy of the Tax-Exempt Money Market Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income taxes and not treated as a preference item for purposes of the alternative minimum tax. The Fund may invest in high quality, U.S. dollar denominated municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories rated in one of the two highest short-term rating categories by S&P or Moody's or, if not rated, determined by the Fund's Advisor to be of comparable quality. The Fund will primarily purchase municipal bonds with a remaining maturity of 397 days or less, and will also acquire municipal notes and tax-exempt commercial paper with similar maturities. The Fund may agree to purchase short-term securities on a when-issued basis and may invest in securities subject to standby commitments. Securities purchased on a when-issued basis are subject to settlement within 45 days of the purchase date.

The Fund's Advisor has discretion to invest up to 20% of the Fund's assets in U.S. dollar denominated obligations consisting of taxable money market instruments, obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, repurchase agreements and securities subject to the alternative minimum tax.

18

GENERAL INVESTMENT POLICIES AND STRATEGIES

For temporary defensive purposes, during periods when its Advisor determines that market conditions warrant, each Fund, except the U.S. Government Securities Money Market Fund and Short-Term U.S. Treasury Securities Fund, may hold a portion of its assets in cash and invest up to 100% of its assets in money market instruments consisting of: securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; repurchase agreements; certificates of deposit; bankers' acceptances; time deposits issued by banks or savings and loan associations; and commercial paper rated in the highest rating category. A Fund may not be pursuing its investment objective when it is engaged in temporary defensive investing.

The municipal bonds that the Investment Grade Tax-Exempt Bond Fund and State Tax-Exempt Bond Funds may purchase include general obligation bonds, revenue or special obligation bonds, and private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality while revenue or special obligation bonds are backed by a specific project or facility. The State Tax-Exempt Bond Funds may also purchase certificates of participation which represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its obligation and the pledge, if any, of real or personal property as security for such payment.

The Advisor to a State Tax-Exempt Bond Fund or the Investment Grade Tax-Exempt Bond Fund may buy or sell portfolio securities with the intention of generating capital gains. Such gains will increase the Fund's total return and will be taxable upon distribution to Shareholders. See "Tax Information."

In the event that a security owned by a Fund is downgraded below the stated rating categories, its Advisor will review and take appropriate action with regard to the security.

A Fund's purchase of shares of other investment companies is limited by the Investment Company Act of 1940 (the "1940 Act") and will ordinarily result in an additional layer of charges and expenses.

Each of the Funds may engage in securities lending and will limit such practice to 33 1/3% of its total assets. No Fund may purchase additional securities while its outstanding borrowings exceed 5% of its assets.

It is a non-fundamental policy of each Fund to invest no more than 15% of its net assets in illiquid securities (10% of the total assets of each Money Market
Fund). An illiquid security is a security which cannot be disposed of in the usual course of business within seven days at a price approximating its carrying value.

For additional information regarding permitted investments, see "Description of Permitted Investments" in this Prospectus and in the Statement of Additional Information.

INVESTMENT RISKS
FIXED INCOME SECURITIES

The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally

19
rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by an NRSRO to the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

Fixed income securities rated BBB by S&P or Baa by Moody's (the lowest rating of investment grade bonds) are deemed by these rating services to have speculative characteristics.

Guarantees of a Fund's securities by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of a Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

FOREIGN SECURITIES

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Foreign companies may also be subject to less government regulation than U.S. companies. Moreover, the dividends payable on the foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's Shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are subject to the risk of prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fund are prepaid, the Fund generally will reinvest the proceeds in securities with a yield that reflects prevailing interest rates, which may be lower than the prepaid security.

MUNICIPAL SECURITIES

Since each State Tax-Exempt Bond Fund invests in municipal securities issued by governmental entities of its specific state, the performance of each State Tax-Exempt Bond Fund may be especially affected by factors pertaining to such state's economy and other factors specifically affecting the ability of issuers in that state to meet their obligations. As a result, the value of each State Tax-Exempt Bond Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, or local

20

governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. Municipal securities may be affected from time to time by economic, political, geographic and demographic conditions. In addition, constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives may limit a government's power to raise revenues or increase taxes and thus could adversely affect an issuer's ability to meet financial obligations.

ZERO COUPON OBLIGATIONS

Zero coupon obligations are sold at original issue discount and do not make periodic payments. Zero coupon obligations may be subject to greater fluctuations in value due to interest rate changes than interest bearing obligations. A Fund will be required to include the imputed interest in zero coupon obligations in its current income. Because each Fund distributes all of its net investment income to Shareholders, a Fund may have to sell portfolio securities to distribute the income attributable to these obligations and securities at a time when its Advisor would not have chosen to sell such obligations or securities and which may result in a taxable gain or loss.

INVESTMENT LIMITATIONS

The following investment limitations constitute fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

    1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

    2. Purchase any securities which would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments and, with respect to only the Money Market Funds, obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

It is a non-fundamental policy of the Tax-Exempt Money Market Fund and Investment

21
Grade Tax-Exempt Bond Fund that they will not invest more than 25% of their respective net assets in securities of one or more issuers conducting their principal activities in the same state. In addition, the Tax-Exempt Money Market Fund, Investment Grade Tax-Exempt Bond Fund and State Tax-Exempt Bond Funds will not invest more than 25% of their respective total assets in securities the interest on which is derived from revenues of similar type projects.

The foregoing percentages will apply at the time of the purchase of a security.

Additional investment limitations are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION
MONEY MARKET FUNDS

From time to time each Money Market Fund may advertise its "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of each Fund refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

The Tax-Exempt Money Market Fund may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder.

BOND AND STATE TAX-EXEMPT BOND FUNDS

From time to time, the Bond and State Tax-Exempt Bond Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The Investment Grade Tax-Exempt and State Tax-Exempt Bond Funds may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment, including any sales charge imposed, for designated time periods (including but not limited to, the period from which a Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gains distributions.

The performance of the Shares of the Trust will normally be higher than for Investor Shares and Flex Shares because Investor Shares and Flex Shares are subject to distribution, service, and certain transfer agent fees not charged to Trust Shares. Because of their differing distribution

22
expense arrangements, the performance of Flex Shares in comparison to Investor Shares will vary depending upon the investor's investment time horizon.

Each Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

PURCHASE OF FUND SHARES

Trust Shares of the Trust are sold primarily to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. ("SunTrust"), for the investment of funds for which they act in a fiduciary, agency, investment advisory or custodial capacity. Individuals generally may not purchase Trust Shares directly, although individuals may be able to purchase Trust Shares through accounts maintained with financial institutions and potentially through the Preferred Portfolio Account (an asset allocation account available through SunTrust Securities, Inc.). Trust Shares are sold without a sales charge, although financial institutions may charge their customer accounts for services provided in connection with the purchase of shares. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of the reorders to the Trust's transfer agent, Federated Services Company (the "Transfer Agent"), for effectiveness the same day. Information concerning these services and any charges will be provided to customers by the financial institutions. Trust Shares will be held of record by the financial institutions, although customers may have or be given the right to vote the shares depending upon the terms of their relationship with the financial institution. Confirmations of share purchases and redemptions will be sent to the financial institution as the shareholder of record.

Shares may be purchased on days on which the New York Stock Exchange is open for business (a "business day"). However, money market mutual fund shares cannot be purchased or redeemed for same day settlement on days the Federal Reserve is closed.

MONEY MARKET FUNDS

A purchase order for any of the Money Market Funds will be effective as of the Business Day it is received by the Transfer Agent and eligible to receive dividends declared the same day if the Transfer Agent receives the order before 11:00 a.m. Eastern time for the Tax-Exempt Money Market Fund or before 1:00 p.m. Eastern time for the Prime Quality Money Market Fund and U.S. Government Securities Money Market Fund and the Custodian receives federal funds before 4:00 p.m. Eastern time on such day. Otherwise, purchase orders for the Money Market Funds will be effective the next Business Day provided the Custodian receives readily available funds before 4:00 p.m. Eastern time on the next such Business Day. The purchase price is the net asset value per share next computed after the order is received and accepted by the Trust. The net asset value per share of each Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The net asset value per share is calculated as of the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) each Business Day based on the amortized cost method described

23
in the Statement of Additional Information and is expected to remain constant at $1.00 per share.

BOND AND STATE TAX-EXEMPT BOND FUNDS

A purchase order for any of the Bond and State Tax-Exempt Bond Funds will be effective as of the Business Day it is received by the Transfer Agent if the Transfer Agent receives the order before 4:00 p.m. Eastern time and payment is received within one day. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places. The purchase price of Trust Shares of a Fund is the net asset value next determined after a purchase order is effective. The net asset value per share of a Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of 4:00 p.m. Eastern time on any Business Day. Pursuant to guidelines established by the Trustees, the Trust may use a pricing service to provide market quotations or valuations for securities owned by each Fund.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or Shareholder(s).

The Trust maintains procedures, including identification methods and other means, for ascertaining the identity of callers and authenticity of instructions. If reasonable procedures are not employed, the Trust and/or the Transfer Agent may be liable for any losses due to the unauthorized or fraudulent telephone transactions. Neither the Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon telephone or wire instructions reasonably believed to be genuine.

Shares of the Funds are offered only to residents of states in which the shares are eligible for purchase. Investors in certain states may be required to purchase shares through institutions registered as brokers/dealers in such states.

Although the methodology and procedures for calculating the net asset value of the Trust Shares are identical to those of the Investor Shares and Flex Shares, the net asset value per share of the classes may differ because of the distribution and certain transfer agent expenses charged to Investor Shares and Flex Shares.

REDEMPTION OF FUND SHARES

An order to redeem Trust shares must be transmitted to the Transfer Agent by the financial institution as the record owner. Financial institutions may establish procedures for their customers to request redemption of Trust Shares held in their account with the financial institution. Customers should contact their financial institution for information concerning these procedures.

With respect to the Money Market Funds, redemption orders must be received by the Transfer Agent on a Business Day before 1:00 p.m. Eastern time for the Prime Quality and U.S. Government Securities Money Market Funds and before 11:00 a.m. Eastern time for the Tax-Exempt Money Market Fund to be effective that day. Redemption orders received after the times noted above will normally be executed the following day. STI Classic Funds reserves the right to wire redemption proceeds within five Business Days after receiving the redemption orders if, in the judgment of the Advisor, an earlier payment could adversely impact a Fund.

24

With respect to the Bond and State Tax-Exempt Bond Funds, redemption orders must be received by the Transfer Agent before 4:00 p.m. Eastern time on any Business Day to be effective that day. Redemption proceeds are normally remitted within five Business Days following receipt of the order.

The Trust intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in liquid portfolio securities with a market value equal to the redemption price. In such circumstances, an investor may incur brokerage costs in converting such securities to cash.

DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET FUNDS

Dividends from net investment income (exclusive of capital gains) of each of the Money Market Funds are declared on each Business Day to Shareholders at the close of business on the day of declaration. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount (except in the case of the Tax-Exempt Money Market Fund) and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to the Fund on the basis of its relative net assets. Trust Shares begin earning dividends on the Business Day the purchase order is effective and continue earning dividends through and including the Business Day before the redemption order is effective. Dividends are paid within ten Business Days after the end of each month in the form of additional Trust Shares of the same Fund unless the Shareholder has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing at least 15 days prior to the date of distribution to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid within ten Business Days after a Shareholder's complete redemption of its Trust Shares in a Fund.

BOND AND STATE TAX-EXEMPT BOND FUNDS

Dividends from net investment income (exclusive of capital gains) are declared on each Business Day and paid monthly by each of the Bond and State Tax-Exempt Bond Funds. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount (except in the case of the Investment Grade Tax-Exempt Bond and State Tax-Exempt Bond Funds) and minus the amortization of market premium on such assets, (iii) plus dividend or distribution income on such assets, (iv) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to the Fund on the basis of its relative net assets. Investor Shares and Flex Shares invested in the Bond and State Tax-Exempt Bond Funds are eligible to begin earning dividends that are declared on the Business Day after the purchase order is effective and continue to be eligible for dividends through and including the day the redemption order is effective.

The net asset value of Trust Shares of the non-Money Market Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in the form of additional Trust Shares of the same Fund unless the customer has elected prior to the

25
date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing prior to the date of distribution to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions are paid within ten days of the end of the time period to which the dividend relates. Dividends and distributions payable to a Shareholder are paid in cash within ten Business Days after a Shareholder's complete redemption of its Trust Shares in a Fund.

TAX INFORMATION

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of each Fund or its Shareholders. In particular, no attempt has been made herein to provide information on the tax laws of Florida, Georgia or Tennessee. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies by the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of federal income tax on that part of its net investment income and net capital gains (the excess of long-term capital gains over net short-term capital loss) which is distributed to Shareholders. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

TAX STATUS OF DISTRIBUTIONS:
MONEY MARKET FUNDS

The Prime Quality Money Market Fund and the U.S. Government Securities Money Market Fund will each distribute all of their net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares.

The Tax-Exempt Money Market Fund will distribute all of its net investment income (including net short-term capital gains) to Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay exempt-interest dividends to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for regular federal income tax purposes, but may have alternative minimum tax consequences. See the Statement of Additional Information.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Exempt Money Market Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

26

TAX STATUS OF DISTRIBUTIONS:
BOND AND STATE TAX-EXEMPT BOND FUNDS

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income paid by the Funds will be taxable to Shareholders as ordinary income whether received in cash or in additional shares.

Each of the Investment Grade Tax-Exempt Bond and State Tax-Exempt Bond Funds will distribute all of its net investment income (including net short-term capital gains) to Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of each of the Fund's assets consist of obligations the interest on which is excludable from gross income, the Fund may pay exempt-interest dividends to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for regular federal income tax purposes, but may have alternative minimum tax consequences. See the Statement of Additional Information.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Investment Grade Tax-Exempt Bond and State Tax-Exempt Bond Funds to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

TAX STATUS OF DISTRIBUTIONS:
ALL FUNDS

Dividends from net investment income will qualify for the dividends received deduction for corporate Shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. Dividends from net capital gains (the excess of net long-term capital gains over net short-term capital loss) will be treated as long-term capital gains, regardless of how long the Shareholder has held shares and regardless of whether distributions are received in cash or in additional shares. For certain individual Shareholders net long-term capital gains may be taxed at a lower rate than ordinary income. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions. Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on December 31, of that year, if paid by the Fund any time during the following January.

Income received on direct U.S. obligations is exempt from tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a Shareholder from a Fund provided certain state specific conditions are satisfied. Not all states permit such income dividends to be tax-exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any

27
portion of the income dividends received from a Fund is considered tax exempt in their particular states.

Income derived by a Fund from obligations of foreign issuers may be subject to foreign withholding taxes. No Fund will be able to treat Shareholders as having paid their proportionate share of such foreign taxes.

Interest on indebtedness incurred or continued by a Shareholder in order to purchase shares of a "tax-exempt" Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or certain industrial development bonds should consult their tax advisors before purchasing shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds. See the Statement of Additional Information.

A sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

STI CLASSIC FUNDS INFORMATION
THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Share-holders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

BOARD OF TRUSTEES

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

INVESTMENT ADVISORS

The Advisors are indirect wholly-owned subsidiaries of SunTrust Banks, Inc. ("SunTrust"), a southeastern regional bank holding company with assets of $66 billion as of December 31, 1995. SunTrust ranks among the twenty largest U.S. banking companies. Its three principal subsidiaries-- SunTrust Banks of Florida, Inc., SunTrust Banks of Georgia, Inc. and SunTrust Banks of Tennessee, Inc.-- provide a wide range of personal and corporate banking, trust, and investment services through more than 600 locations in the three-state area. Total discretionary assets under management with SunTrust Banks, Inc. equalled approximately $47 billion as of December 31, 1995.

Trusco Capital Management, Inc. ("Trusco") serves as the Advisor to the Prime Quality Money Market, U.S. Government Securities Money Market, Tax-Exempt Money Market, Short-Term U.S. Treasury Securities, Short-Term Bond and U.S. Government Securities Funds. As of June 30, 1996, Trusco had approximately

28
$13.7 billion in assets under management. The principal business address of Trusco is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.

STI Capital Management, N.A. ("STI Capital") serves as the Advisor to the Limited-Term Federal Mortgage Securities, Investment Grade Bond, Investment Grade Tax-Exempt Bond and Florida Tax-Exempt Bond Funds. As of June 30, 1996, STI Capital had discretionary management authority with respect to assets of approximately $11 billion. The principal business address of STI Capital is P.O. Box 3808, Orlando, Florida 32802.

SunTrust Bank, Chattanooga, N.A. ("SunTrust Bank, Chattanooga") (formerly American National Bank & Trust Company) serves as the Advisor to the Tennessee Tax-Exempt Bond Fund. SunTrust Bank, Chattanooga had approximately $1.7 billion in assets under management as of December 31, 1995. The principal business address of SunTrust Bank, Chattanooga is 736 Market Street, Chattanooga, Tennessee 37402.

SunTrust Bank, Atlanta (formerly Trust Company Bank) serves as the Advisor to the Georgia Tax-Exempt Bond Fund. As of December 31, 1995, SunTrust Bank, Atlanta had approximately $12.5 billion in assets under management. The principal address for SunTrust Bank, Atlanta is 25 Park Place, Atlanta, Georgia 30303.

The Trust and the above Advisors have entered into advisory agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisors make the investment decisions for the assets of the Funds they advise and continuously review, supervise and administer their Fund's respective investment programs. The Advisors discharge their responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. STI CLASSIC FUNDS ARE NOT DEPOSITS, ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT ENDORSED OR GUARANTEED BY AND DO NOT CONSTITUTE OBLIGATIONS OF SUNTRUST BANKS, INC. OR ANY OF ITS AFFILIATES. INVESTMENTS IN THE FUNDS INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE AND SHARES AT REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THERE IS NO GUARANTEE THAT ANY STI CLASSIC FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. With respect to all Funds, the Advisors may execute brokerage or other agency transactions through affiliates of the Advisors.

For the services provided and expenses incurred pursuant to the applicable Advisory Agreement: Trusco is entitled to receive advisory fees computed daily and paid monthly at the annual rate of .74%, .65%, .65%, .55%, .65% and .65% of the average daily net assets of the U.S. Government Securities Fund, Prime Quality Money Market Fund, U.S. Government Securities Money Market Fund, Tax-Exempt Money Market Fund, Short-Term U.S. Treasury Securities Fund and Short-Term Bond Fund, respectively; STI Capital is entitled to receive advisory fees computed daily and paid monthly at the annual rate of .65%, .74%, .74% and
 .65% of the average daily net assets of the Florida Tax-Exempt Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund and Limited-Term Federal Mortgage Securities Fund, respectively; SunTrust Bank, Chattanooga, N.A. is entitled to receive advisory fees computed daily and paid monthly at the annual rates of .65% of the average daily net assets of the Tennessee Tax-Exempt Bond Fund and SunTrust Bank, Atlanta is entitled to receive advisory fees computed daily and paid monthly at the annual rate of .65% of the average daily net assets of the Georgia Tax-Exempt Bond Fund.

29

From time to time, an Advisor may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. Currently, the Advisors have agreed to voluntary reductions in their respective fees in amounts necessary to maintain the total operating expenses at the amounts set forth in the Expense Summary. Voluntary reductions of fees may be terminated at any time.

For the fiscal year ended May 31, 1996: Trusco received advisory fees computed daily and paid monthly at the annual rate of .50%, .51%, .37%, .22%, .46%, and
 .16% of the average daily net assets of the Prime Quality Money Market Fund, U.S. Government Securities Money Market Fund, Tax-Exempt Money Market Fund, Short-Term U.S. Treasury Securities Fund, Short-Term Bond Fund, and U.S. Government Securities Fund, respectively; STI Capital received advisory fees computed daily and paid monthly at the annual rate of .38%, .63%, .61%, and .43% of the average daily net assets of the Florida Tax-Exempt Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, and Limited-Term Federal Mortgage Securities Fund, respectively; SunTrust Bank, Chattanooga received advisory fees computed daily and paid monthly at the annual rate of .00% of the average daily net assets of the Tennessee Tax-Exempt Bond Fund and SunTrust Bank, Atlanta received advisory fees computed daily and paid monthly at the annual rate of .37% of the average daily net assets of the Georgia Tax-Exempt Bond Fund.

PORTFOLIO MANAGERS

Mr. Charles B. Leonard, CFA, First Vice President of Trusco, and Michael L. Ford, an Associate of Trusco, have been responsible for the day-to-day management of the U.S. Government Securities Fund since it commenced operations. Mr. Leonard has been with Trusco since 1986 as the senior fixed income manager. Mr. Ford has been with Trusco since April, 1994. Prior to joining Trusco, Mr. Ford served as a senior securities analyst with Liberty Capital Advisors from January, 1992 to April, 1994 and served as a securities analyst at Southern Farm Bureau Life Insurance Company from 1990 to 1992.

Ms. Mary F. Cernilli, CFA, has been responsible for the day-to-day management of the Tax-Exempt Money Market Fund since January, 1993. Prior to joining Trusco, Ms. Cernilli served as a Treasury Manager with the Xerox Corporation from 1990 to 1993.

Mr. David Yealy has been responsible for the day-to-day management of the Short-Term Bond and Short-Term U.S. Treasury Securities Funds since July, 1996 and the Prime Quality Money Market and U.S. Government Securities Funds since they commenced operations. Mr. Yealy joined Trusco in 1991 and currently serves as a Vice President.

Mr. L. Earl Denney CFA and Mr. Dave E. West CFA have been responsible for the day-to-day management of the Limited-Term Federal Mortgage Securities Fund since it commenced operations. Mr. Denney has served as Executive Vice President of STI Capital since 1983. Mr. West has served as a fixed income portfolio manager with STI Capital since 1989. Mr. Denney has also been responsible for the day-to-day management of the Investment Grade Bond Fund since it commenced operations.

Ms. Gay Cash has been responsible for the day-to-day management of the Georgia Tax-Exempt Bond Fund since it commenced operations. Ms. Cash has served as a Vice President of SunTrust Bank, Atlanta since January 1, 1987.

30

Mr. Ronald Schwartz has been responsible for the day-to-day management of the Florida Tax-Exempt Bond and Investment Grade Tax-Exempt Bond Funds since each Fund commenced operations. Mr. Schwartz joined STI Capital in 1988 and currently serves as a Senior Vice President. Mr. Schwartz, has also been responsible for the day-to-day management of the Tennessee Tax-Exempt Bond Fund since July, 1995. Mr. Schwartz serves as Vice President and Trust Investment Officer of SunTrust Bank, Chattanooga.

BANKING LAWS

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, currently
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or its affiliates from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and generally prohibit banks from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as an investment advisor, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Advisors believe that each may perform the services for STI Classic Funds contemplated by their respective Advisory Agreements described in this Prospectus without violation of applicable banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Advisors from continuing to perform services for STI Classic Funds. If the Advisors were prohibited from providing services to STI Classic Funds, the Board of Trustees would consider selecting other qualified firms. Any new investment advisory agreements would be subject to Shareholder approval.

If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Advisors, or their affiliates, would consider the possibility of offering to perform additional services for STI Classic Funds. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Advisors, or such affiliates, might offer to provide such services.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

DISTRIBUTION

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the Trust Shares of each Fund. Trust Shares of the Fund are offered primarily to institutional investors, including affiliates and correspondents for the investment of funds in which they act in a fiduciary, agency or custodial capacity. The Flex Shares of a Fund are subject to a contingent deferred sales charge, pay a distribution services fee to the Distributor and are also subject to a services fee for personal service and maintenance of shareholder accounts. The contingent deferred sales charge option of the Flex Shares provides investors with an alternative purchase arrangement to Investor Shares. An investor may call 1-800-874-4770 to

31
receive more information regarding Investor Shares or Flex Shares. It is possible that a financial institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares.

Each Fund may execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.

ADMINISTRATION

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with certain administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly, at an annual rate as follows:

AVERAGE AGGREGATE DAILY NET ASSETS               FEE
--------------------------------------------  ---------
$1 - $1 billion                                  0.10%
over $1 billion to $5 billion                    0.07%
over $5 billion to $8 billion                    0.05%
over $8 billion to $10 billion                   0.045%
over $10 billion                                 0.04%

From time to time, the Administrator may waive (either voluntarily or pursuant to applicable state limitations) all or a portion of the administration fee payable with respect to the Trust.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, is the transfer agent for the shares of the Trust and dividend disbursing agent for the Trust.

CUSTODIAN

SunTrust Bank, Atlanta, c/o STI Trust & Investment Operations, Inc., 303 Peachtree Street N.E., 14th Floor, Atlanta, Georgia 30308 serves as Custodian of the assets of each Fund. The custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants to the Trust are Arthur Andersen LLP, Philadelphia, Pennsylvania.

OTHER INFORMATION
VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

32

REPORTING

The Trust issues unaudited financial information audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholders may contact their financial institution's representative in order to obtain information on account statements, procedures and other related information.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of the permitted investments for the Funds. Further discussion is contained in the Statement of Additional Information.

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES -- Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

33

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CORPORATE DEBT OBLIGATIONS -- Corporate debt obligations are debt instruments issued by corporations with maturities exceeding 270 days. Such instruments may include putable corporate bonds and zero coupon bonds.

CUSTODIAL RECEIPTS -- Custodial receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS").

Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments. See "Zero Coupon Obligations."

DERIVATIVES -- Derivatives are securities whose value is derived from an underlying contract, index or security, or any combination thereof. This includes: futures, swap agreements, and some mortgage-back securities (CMOs, REMICs and SMBs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Policies and Strategies" for more information about any investment policies and limitations applicable to their use.

DOLLAR ROLLS -- Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the

34
broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

To avoid any leveraging concerns, the Fund will place U.S. Government or other liquid, high grade assets in a segregated account in an amount sufficient to cover its repurchase obligation.

EURODOLLAR AND YANKEE BANK OBLIGATIONS -- Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee bank obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

GUARANTEED INVESTMENT CONTRACTS ("GICs") -- GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A GIC provides that this guaranteed interest will not be less than a certain minimum rate. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the

35
general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over seven days in length.

LOAN PARTICIPATIONS -- Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.

MEDIUM TERM NOTES -- Medium term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the

36
Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporaiton ("FHLMC"). FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

COLLATERALIZED MORTGAGE OBLIGATIONS: CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and thus is termed an interest-only class ("IO"), while the other class may receive all of the principal payments and thus is termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are

37
extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL FORWARDS -- Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. A Fund will enter into municipal forwards when the price and yield of the underlying bonds are believed to be favorable when compared to current prices and yields. As with forward commitments, municipal forwards are subject to market fluctuations due to changes in market interest rates between the commitment date and the settlement date. Municipal forwards may be considered to be illiquid investments.

To avoid any leveraging concerns, a Fund will maintain liquid, high grade securities in a segregated account at least equal to the purchase price of the municipal forward.

MUNICIPAL LEASE OBLIGATIONS -- Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Depending upon the market for such securities, municipal lease obligations may be illiquid.

MUNICIPAL SECURITIES -- Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes

38
include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

OBLIGATIONS OF SUPRANATIONAL ENTITIES -- Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and Nordic Investment Bank.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The custodian will hold the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the Investment Company Act of 1940.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS -- Investments by a money market fund are subject to limitations imposed under regulations adopted by the Securities and Exchange Commission. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to the further constraints in that (i) no more than 5% of a Fund's assets may be invested in second tier securities and
(ii) any investment in securities of any one such issuer is limited to the greater of 1% of the Fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. Rule 144A securities are securities that have not been registered under the Securities Act of 1933 but which may be traded between certain institutional investors including investment companies. The Trust's Board of Trustees is responsible for developing guidelines and procedures for determining the

39
liquidity of restricted securities, and for monitoring the Advisor's implementation of the guidelines and procedures.

SECURITIES LENDING -- In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS -- There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund.

STANDBY COMMITMENTS AND PUTS -- Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC,

40
the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., FNMA securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will segregate liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON OBLIGATIONS -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

APPENDIX
I.  BOND RATINGS
CORPORATE AND MUNICIPAL BONDS

The following are descriptions of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 and VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note)

Note rating symbols are as follows:

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest.

II.  COMMERCIAL PAPER AND SHORT-TERM RATINGS

The following descriptions of commercial paper ratings have been published by S&P, Moody's, Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff") and IBCA Limited ("IBCA"), respectively.

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+ and 1. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 and Prime-2 by Moody's are judged by Moody's to have superior ability and strong ability for repayment, respectively.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STI CLASSIC FUNDS ORGANIZATIONAL OVERVIEW

*          INVESTMENT ADVISORS

           Trusco Capital Management, Inc.        50 Hurt Plaza
                                                  Suite 1400
                                                  Atlanta, GA 30303

           STI Capital Management, N.A.           P.O. Box 3808
                                                  Orlando, FL 32802

           SunTrust Bank, Chattanooga, N.A.       736 Market Street
                                                  Chattanooga, TN 37402

           SunTrust Bank, Atlanta                 25 Park Place
                                                  Atlanta, GA 30303

*          DISTRIBUTOR

           SEI Financial Services Company         680 E. Swedesford Road
                                                  Wayne, PA 19087

*          ADMINISTRATOR

           SEI Fund Resources                     680 E. Swedesford Road
                                                  Wayne, PA 19087

*          TRANSFER AGENT

           Federated Services Company             Federated Investors Tower
                                                  Pittsburgh, PA 15222-3779

*          CUSTODIAN

           SunTrust Bank, Atlanta                 c/o STI Trust & Investment
                                                  Operations, Inc.
                                                  303 Peachtree Street N.E.
                                                  14th Floor
                                                  Atlanta, GA 30308

*          LEGAL COUNSEL

           Morgan, Lewis & Bockius LLP            2000 One Logan Square
                                                  Philadelphia, PA 19103

*          INDEPENDENT PUBLIC ACCOUNTANTS

           Arthur Andersen, LLP                   1601 Market Street
                                                  Philadelphia, PA 19103

100486 / 10-95

                                  DISTRIBUTOR
                             SEI Financial Services
                                    Company

                              -- - - - - - - - - -

                               STI CLASSIC FUNDS
                                  TRUST SHARES
                              CAPITAL GROWTH FUND
                            VALUE INCOME STOCK FUND
                              MID-CAP EQUITY FUND
                                 BALANCED FUND
                              SUNBELT EQUITY FUND
                        INTERNATIONAL EQUITY INDEX FUND
                           INTERNATIONAL EQUITY FUND

                       INVESTMENT ADVISORS TO THE FUNDS:
                          STI CAPITAL MANAGEMENT, N.A.
                        TRUSCO CAPITAL MANAGEMENT, INC.
                                (THE "ADVISORS")

The STI Classic Funds (the "Trust") is a mutual fund that offers shares in a number of separate investment portfolios (each a "Fund" and, collectively, the "Funds"). This Prospectus sets forth concisely the information about the Trust Shares of the above-referenced Funds. Investors are advised to read this Prospectus and retain it for future reference.

A Statement of Additional Information relating to the Funds dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 or by calling 1-800-874-4770. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

THE TRUST'S SHARES ARE NOT SPONSORED, ENDORSED, OR GUARANTEED BY, AND DO NOT CONSTITUTE OBLIGATIONS OR DEPOSITS OF, THE ADVISORS OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS INCLUDING SUNTRUST BANKS, INC., ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

OCTOBER 1, 1996

2

The Trust Shares are offered primarily to financial institutions and intermediaries ("Shareholders"), including SunTrust Banks, Inc. and its affiliates and correspondents, for the investment of funds for which they act in a fiduciary, agency, investment advisory or custodial capacity. Individuals may not purchase Trust Shares directly, although individuals may be able to purchase Trust Shares through accounts maintained with financial institutions.

                               TABLE OF CONTENTS

Expense Summary...........................................................     3
Financial Highlights......................................................     4
Performance Information for the Predecessor Collective Funds..............     6
The Trust.................................................................     6
Funds and Investment Objectives...........................................     7
Investment Policies and Strategies........................................     7
General Investment Policies and Strategies................................    13
Investment Risks..........................................................    14
Investment Limitations....................................................    16
Performance Information...................................................    16
Purchase of Fund Shares...................................................    17
Redemption of Fund Shares.................................................    18
Dividends and Distributions...............................................    18
Tax Information...........................................................    19
STI Classic Funds Information.............................................    20
The Trust.................................................................    20
Board of Trustees.........................................................    20
Investment Advisors.......................................................    20
Portfolio Managers........................................................    21
Banking Laws..............................................................    22
Distribution..............................................................    23
Administration............................................................    23
Transfer Agent and Dividend Disbursing Agent..............................    23
Custodian.................................................................    23
Legal Counsel.............................................................    23
Independent Public Accountants............................................    23
Other Information.........................................................    24
Voting Rights.............................................................    24
Reporting.................................................................    24
Shareholder Inquiries.....................................................    24
Description of Permitted Investments......................................    24
Appendix..................................................................   A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR SEI FINANCIAL SERVICES COMPANY (THE "DISTRIBUTOR"). THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

3

                                EXPENSE SUMMARY
                                  TRUST SHARES

The purpose of the following table is to help you understand the various costs and expenses that a shareholder will bear, directly or indirectly, in connection with an investment in the Trust Shares of each Fund.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                          CAPITAL                     MID-CAP                  SUNBELT    INTERNATIONAL
                           GROWTH     VALUE INCOME     EQUITY     BALANCED      EQUITY    EQUITY INDEX   INTERNATIONAL
                            FUND       STOCK FUND       FUND        FUND         FUND         FUND        EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
Management Fees (after
 fee waivers &
 reimbursements)(1)....       1.03%          .80%         1.00%         .79%       1.02%         .76%          1.06%
Other Fund Expenses....        .12%          .15%          .15%         .16%        .13%         .29%           .40%
----------------------------------------------------------------------------------------------------------------------
Total Fund Operating
 Expenses (after fee
 waivers &
 reimbursements)(2)(3)...      1.15%         .95%         1.15%         .95%       1.15%        1.05%          1.46%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

(1) Each Advisor is waiving, on a voluntary basis, a portion of its fee from each Fund. Each Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers, Advisory Fees for the Funds would be as follows: Capital Growth Fund -- 1.15%, Value Income Stock Fund -- .80%, Mid-Cap Equity Fund -- 1.15%, Balanced Fund -- .95%, Sunbelt Equity Fund -- 1.15%, International Equity Index Fund -- .90%, and International Equity Fund -- 1.25%. See "Investment Advisors."
(2) Absent the voluntary waivers described above, Total Fund Operating Expenses would be as follows: Capital Growth Fund -- 1.27%, Value Income Stock Fund -- .95%, Mid-Cap Equity Fund -- 1.30%, Balanced Fund -- 1.11%, Sunbelt Equity Fund -- 1.28%, International Equity Index Fund -- 1.19%, and International Equity Fund -- 1.65%.

(3)Total Fund Operating Expenses for the Value Income Stock Fund have been restated to reflect current fees.

                                                    ONE   THREE  FIVE    TEN
                     EXAMPLES                       YEAR  YEARS  YEARS  YEARS
-----------------------------------------------------------------------------
An investor would pay the following expenses on a
  $1,000 investment assuming: (1) a 5% annual
  return and (2) redemption at the end of each
  time period.
CAPITAL GROWTH FUND...............................  $12   $ 37   $ 63   $140
VALUE INCOME STOCK FUND...........................  $10   $ 30   $ 53   $117
MID-CAP EQUITY FUND...............................  $12   $ 37   $ 63   $140
BALANCED FUND.....................................  $10   $ 30   $ 53   $117
SUNBELT EQUITY FUND...............................  $12   $ 37   $ 63   $140
INTERNATIONAL EQUITY INDEX FUND...................  $11   $ 33   $ 58   $128
INTERNATIONAL EQUITY FUND.........................  $15   $ 46   $ 80   $175
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

THE EXAMPLES ARE BASED UPON THE TOTAL OPERATING EXPENSES OF THE FUNDS AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

4

FINANCIAL HIGHLIGHTS

The following information has been audited by Arthur Andersen LLP, independent public accountants to the Trust, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's 1996 Annual Report to Shareholders. Additional performance information regarding each Fund is contained in the Trust's Annual Report to Shareholders and is available without charge by calling 1-800-874-4770.

For a Trust Share Outstanding Throughout the Period

                                                       NET REALIZED
                                                           AND
                                NET ASSET     NET       UNREALIZED   DISTRIBUTIONS
                                  VALUE    INVESTMENT     GAINS        FROM NET     DISTRIBUTIONS  NET ASSET
                                BEGINNING    INCOME    (LOSSES) ON    INVESTMENT    FROM REALIZED  VALUE END
                                OF PERIOD    (LOSS)    INVESTMENTS      INCOME      CAPITAL GAINS  OF PERIOD
                                ---------  ----------  ------------  -------------  -------------  ----------

 --------------------
CAPITAL GROWTH FUND
-------------------
 TRUST SHARES
  1996......................... $  12.18   $    0.12   $      3.32   $      (0.13)  $      (0.59)  $   14.90
  1995.........................    11.99        0.16          0.57          (0.14)         (0.40)      12.18
  1994.........................    11.95        0.16          0.31          (0.17)         (0.26)      11.99
  1993 (1).....................    10.36        0.12          1.57          (0.10)            --       11.95

 -------------------------
VALUE INCOME STOCK FUND
------------------------
 TRUST SHARES
  1996......................... $  11.59   $    0.35   $      2.71   $      (0.34)  $      (1.16)  $   13.15
  1995.........................    10.54        0.32          1.56          (0.32)         (0.51)      11.59
  1994.........................    10.23        0.29          0.70          (0.32)         (0.36)      10.54
  1993 (2).....................    10.00        0.11          0.16          (0.04)            --       10.23

 ---------------------
MID-CAP EQUITY FUND
--------------------
 TRUST SHARES
  1996......................... $  11.00   $    0.08   $      2.63   $      (0.08)  $      (0.87)  $   12.76
  1995.........................     9.85        0.08          1.15          (0.08)            --       11.00
  1994 (3).....................    10.00        0.02         (0.16)         (0.01)            --        9.85

 ---------------
BALANCED FUND
--------------
 TRUST SHARES
  1996......................... $  10.26   $    0.33   $      1.41   $      (0.34)  $      (0.11)  $   11.55
  1995.........................     9.76        0.33          0.49          (0.32)            --       10.26
  1994 (4).....................    10.00        0.11         (0.29)         (0.06)            --        9.76

 --------------------
SUNBELT EQUITY FUND
-------------------
 TRUST SHARES
  1996......................... $  10.03   $   (0.04)  $      4.32             --   $      (0.20)  $   14.11
  1995.........................     9.70       (0.01)         0.38             --          (0.04)      10.03
  1994 (4).....................    10.00          --         (0.30)            --             --        9.70

                                                                                                      RATIO OF NET
                                                                                       RATIO OF        INVESTMENT
                                                                      RATIO OF NET    EXPENSES TO     INCOME (LOSS)
                                                                       INVESTMENT     AVERAGE NET    TO AVERAGE NET
                                                           RATIO OF      INCOME         ASSETS           ASSETS
                                            NET ASSETS     EXPENSES    (LOSS) TO      (EXCLUDING       (EXCLUDING     PORTFOLIO

                                TOTAL      END OF PERIOD  TO AVERAGE  AVERAGE NET     WAIVERS AND      WAIVERS AND    TURNOVER

                                RETURN         (000)      NET ASSETS     ASSETS     REIMBURSEMENTS)  REIMBURSEMENTS)    RATE

                               --------    -------------  ----------  ------------  ---------------  ---------------  --------

 --------------------
CAPITAL GROWTH FUND
-------------------
 TRUST SHARES
  1996......................... 28.97%     $     981,498      1.15%        0.90%             1.27%           0.78%     156.46%

  1995.........................  6.63%           984,205      1.15%        1.38%             1.28%           1.25%     127.79%

  1994.........................  3.87%           891,870      1.15%        1.25%             1.29%           1.11%     123.87%

  1993 (1)..................... 17.90%*          507,692      1.15%*       1.43%*            1.28%*          1.30%*     95.02%

 -------------------------
VALUE INCOME STOCK FUND
------------------------
 TRUST SHARES
  1996......................... 27.91%     $   1,244,399      0.92%        2.86%             0.92%           2.86%     133.99%

  1995......................... 19.06%           991,977      0.95%        3.16%             0.95%           3.16%     125.71%

  1994.........................  9.95%           573,082      0.88%        3.21%             0.97%           3.12%     149.28%

  1993 (2).....................  9.05%*          137,761      0.80%*       4.32%*            0.96%*          4.16%*     34.71%

 ---------------------
MID-CAP EQUITY FUND
--------------------
 TRUST SHARES
  1996......................... 25.54%     $     253,905      1.15%        0.70%             1.29%           0.56%     115.62%

  1995......................... 12.56%           125,562      1.15%        0.88%             1.32%           0.71%      65.63%

  1994 (3)..................... (1.39%)+          57,036      1.15%*       1.20%*            1.68%*          0.67%*      7.99%

 ---------------
BALANCED FUND
--------------
 TRUST SHARES
  1996......................... 17.26%     $     111,638      0.95%        3.00%             1.09%           2.86%     154.63%

  1995.........................  8.72%            89,051      0.95%        3.44%             1.11%           3.28%     156.61%

  1994 (4)..................... (1.78%)+          90,579      0.95%*       2.76%*            1.25%*          2.46%*    105.65%

 --------------------
SUNBELT EQUITY FUND
-------------------
 TRUST SHARES
  1996......................... 43.19%     $     412,430      1.15%       (0.34%)            1.28%          (0.47%)    106.27%

  1995.........................  3.81%           258,908      1.15%       (0.12%)            1.30%          (0.27%)     80.03%

  1994 (4)..................... (2.99%)+         128,280      1.15%*      (0.19%)*           1.58%*         (0.62%)*    21.42%


5

                                                        NET REALIZED
                                NET ASSET                   AND       DISTRIBUTIONS
                                  VALUE        NET       UNREALIZED     FROM NET     DISTRIBUTIONS  NET ASSET
                                BEGINNING   INVESTMENT    GAINS ON     INVESTMENT    FROM REALIZED  VALUE END
                                OF PERIOD     INCOME    INVESTMENTS      INCOME      CAPITAL GAINS  OF PERIOD
                                ----------  ----------  ------------  -------------  -------------  ----------

 ------------------------------
INTERNATIONAL EQUITY INDEX FUND
-----------------------------
 TRUST SHARES
  1996......................... $   10.24   $    0.10   $      0.84   $      (0.13)  $      (0.09)  $   10.96
  1995 (5).....................     10.00        0.08          0.19          (0.02)         (0.01)      10.24

 -------------------------
INTERNATIONAL EQUITY FUND
------------------------
 TRUST SHARES
  1996 (6)..................... $   10.00   $    0.05   $      1.35             --             --   $   11.40

                                                                                                     RATIO OF NET
                                                                                      RATIO OF        INVESTMENT
                                                                                     EXPENSES TO       INCOME TO
                                                                     RATIO OF NET    AVERAGE NET      AVERAGE NET
                                                          RATIO OF    INVESTMENT       ASSETS           ASSETS
                                           NET ASSETS     EXPENSES    INCOME TO      (EXCLUDING       (EXCLUDING     PORTFOLIO

                                TOTAL     END OF PERIOD  TO AVERAGE  AVERAGE NET     WAIVERS AND      WAIVERS AND    TURNOVER

                                RETURN        (000)      NET ASSETS     ASSETS     REIMBURSEMENTS)  REIMBURSEMENTS)    RATE

                               --------   -------------  ----------  ------------  ---------------  ---------------  --------

 ------------------------------
INTERNATIONAL EQUITY INDEX FUND
-----------------------------
 TRUST SHARES
  1996.........................  9.29%    $      90,980      1.05%        0.84%             1.19%           0.70%      30.46%

  1995 (5).....................  2.69%+          89,446      1.05%*       1.13%*            1.31%*          0.87%*     10.37%

 -------------------------
INTERNATIONAL EQUITY FUND
------------------------
 TRUST SHARES
  1996 (6)..................... 14.00%+   $     213,306      1.46%*       1.36%*            1.65%*          1.17%*    113.34%


 *  Annualized.
 +  Cumulative since commencement of operations.
(1) The Capital Growth Fund Trust Shares commenced operations on July 1, 1992.
(2) The Value Income Stock Fund Trust Shares commenced operations on February 12, 1993.
(3) The Mid-Cap Equity Fund (formerly the Aggressive Growth Fund) Trust Shares commenced operations on February 2, 1994.
(4) The Sunbelt Equity Fund Trust Shares and the Balanced Fund Trust Shares commenced operations on January 3, 1994.
(5) The International Equity Index Fund Trust Shares commenced operations on June 6, 1994.
(6) The International Equity Fund Trust Shares commenced operations on December 1, 1995.

6

PERFORMANCE INFORMATION FOR PREDECESSOR COLLECTIVE FUNDS

The International Equity, Value Income Stock Fund and Sunbelt Equity Fund are each the successor to collective investment funds previously managed by STI Capital Management, Inc. and Trusco Capital Management, Inc. A substantial portion of the assets of those collective investment funds was transferred to the Funds in connection with each Fund's commencement of operations. Set forth below is certain performance data for the predecessor collective investment funds, which is deemed relevant because the collective investment funds were managed using virtually the same investment objectives, policies and restrictions as those used by each respective Fund. The performance data, however, is not necessarily indicative of the future performance of each Fund. Further, the predecessor collective funds were not subject to certain investment limitations imposed on mutual funds, which, if they had been imposed, may have adversely affected a collective fund's performance.

The predecessor collective funds did not incur expenses that correspond to the advisory, administrative, and other fees to which each Fund is subject. Accordingly, the following performance information has been adjusted by applying the total expense ratios for the corresponding Fund, as disclosed in the Prospectus at the time the Fund commenced operations, which reduced the actual performance of the collective fund.

The average annual total returns (adjusted to reflect current Fund expenses, net of voluntary waivers and reimbursements) for the following periods:

-------------------------------------------------------------------------
                             ONE        FIVE          TEN        SINCE
                            YEAR        YEARS        YEARS     INCEPTION
-------------------------------------------------------------------------
International Equity         N/A            N/A          N/A   32.90%
 Collective Fund                                               (2/1/95-
                                                               11/30/95)

Value Income Stock        20.05%            N/A          N/A   16.29%
 Collective Fund          (ending                              (10/1/89-
                          12/31/92)                            12/31/92)

Sunbelt Equity            22.87%          21.63        16.34   17.08%
 Collective Fund          (ending                              (12/1/80-
                          12/31/93)                            12/31/93)

The average annual total returns for the Funds from inception through May 31, 1996 and for the one- and three-year periods ended May 31, 1996 were as follows:

-------------------------------------------------------------------
                                     ONE       THREE       SINCE
                                    YEAR       YEARS     INCEPTION
-------------------------------------------------------------------
International Equity Fund*              N/A        N/A      30.05%

Value Income Stock Fund**            27.91%     18.76%      17.89%

Sunbelt Equity Fund***               43.19%        N/A      16.44%

  *International Equity Fund commenced operations on December 1, 1995 **Value Income Stock Fund commenced operations on February 12, 1993.
***Sunbelt Equity Fund commenced operations on January 3, 1994.

THE TRUST

STI CLASSIC FUNDS (the "Trust") is a diversified, open-end management investment company that provides a convenient and economical means of investing in several professionally managed portfolios of securities. The Trust currently offers units of beneficial interest ("shares") in a number of separate Funds. Shareholders may purchase shares in each non-money market Fund through three separate classes (Trust Shares, Investor Shares and Flex Shares) and in each Money Market

7
Fund through two separate classes (Trust Shares and Investor Shares), which provide for variations in distribution and service fees, transfer agent fees, voting rights and dividends. Except for differences between classes, each share of each Fund represents an undivided, proportionate interest in that Fund. This Prospectus relates to the Trust Shares of the Funds described below.

FUNDS AND INVESTMENT OBJECTIVES

THE CAPITAL GROWTH FUND seeks to provide capital appreciation by investing primarily in a portfolio of common stocks, warrants and securities convertible into common stock which, in its Advisor's opinion, are undervalued in the marketplace at the time of purchase.

THE VALUE INCOME STOCK FUND seeks to provide current income with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

THE MID-CAP EQUITY FUND (formerly known as Aggressive Growth Fund) seeks to provide capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks and securities convertible into common stock of small to mid-sized companies with above-average growth of earnings. Current income will not be an important criterion of investment selection and any such income should be considered incidental.

THE BALANCED FUND seeks to provide capital appreciation and current income by investing in common and preferred stocks, warrants, securities convertible into common stock and investment grade fixed income securities.

THE SUNBELT EQUITY FUND seeks to provide capital appreciation by investing substantially all, and under normal market conditions at least 65%, of its assets in common stocks, preferred stocks, warrants and securities convertible into common stock of U.S. companies headquartered and/or conducting a substantial portion of their operations in the southern region of the United States. Current income will not be an important criterion of investment selection and any such income should be considered incidental.

THE INTERNATIONAL EQUITY INDEX FUND seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities included in the Gross Domestic Product Weighted Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE-GDP Index" or "EAFE-GDP Index").1

THE INTERNATIONAL EQUITY FUND seeks to provide long term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.

There can be no assurance that a Fund will achieve its investment objective.

The investment objective of each Fund is nonfundamental and may be changed without shareholder approval.

INVESTMENT POLICIES AND STRATEGIES
CAPITAL GROWTH FUND

The Capital Growth Fund invests primarily in a diversified portfolio of common stocks, warrants, and securities convertible into common stocks which, in the Fund's Advisor's opinion, are undervalued in the marketplace at

------------------------
1 "MSCI EAFE-GDP Index" is a registered service mark of Morgan Stanley Capital
  International, which does not sponsor and is in no way affiliated with the International Equity Index Fund.

8
the time of purchase. In selecting securities for the Fund, its Advisor will evaluate factors believed to affect capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. Dividend and interest income should be considered incidental to the growth of capital. The Fund's Advisor will rotate the Capital Growth Fund's holdings between various market sectors based on economic analysis of the overall business cycle. Under normal conditions, at least 65% of the total assets of the Capital Growth Fund will be invested in common stocks.

All of the common stocks in which the Fund invests are traded on registered exchanges or on the over-the-counter market in the United States. Assets of the Capital Growth Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored American Depositary Receipts ("ADRs") that are traded on exchanges or listed on National Association of Securities Dealers Automated Quotations ("NASDAQ")); securities issued by money market mutual funds; pay-in-kind securities; and bonds. The bonds that the Capital Growth Fund may purchase may be rated in any rating category or may be unrated, provided that no more than 10% of the Fund's total assets will be invested in bonds rated below BBB by Standard & Poor's Corporation ("S&P") or below Baa by Moody's Investors Services, Inc. ("Moody's") or securities not rated by S&P or Moody's and of comparable quality. See "Investment Risks -- High Yield, Lower Rated Bonds." In addition, the Fund may invest up to 10% of its assets in restricted securities.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 156%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

VALUE INCOME STOCK FUND

The Value Income Stock Fund seeks to provide current income by structuring its investments in an attempt to maintain the Fund's yield at a level above the average dividend yield of the securities comprising the S&P 500 Stock Index. Achieving such a yield will be the Fund's primary consideration when purchasing securities. A secondary consideration of the Fund will be capital appreciation.

The Fund will invest at least 80% of its total assets in equity securities. Investments will consist primarily of common stocks, and, under normal market conditions, at least 65% of the Fund's assets will be invested in common stocks issued by corporations which have a history of paying regular dividends, although there can be no assurance that such corporations will continue to pay dividends. Other equity securities in which the Fund may invest are convertible debt securities; preferred stocks and warrants which are convertible into or exchangeable for common stocks; and U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ). All of the common stocks in which the Fund invests are traded on registered exchanges such as the New York or American Stock Exchange or on the over-the-counter market in the United States (i.e., NASDAQ). The Fund may also purchase debt securities (corporate debt obligations and U.S. Treasury obligations) which may be rated in any rating category or may be unrated, provided that no more than 10% of the Fund's total assets will be invested in bonds rated below BBB by S&P or below

9
Baa by Moody's or securities not rated by S&P or Moody's and of comparable quality. The Fund may also invest in futures and options.

The Fund will invest primarily in stocks of companies operating in all aspects of the U.S. and world economies that have a market capitalization of at least $500 million, and that the Fund's Advisor believes possess fundamentally favorable long-term characteristics. However, stocks of companies with smaller market capitalizations and stocks that are out of favor in the financial community and in which little opportunity for price appreciation is recognized by the financial community may also be purchased if the Fund's Advisor believes they are undervalued.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 134%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

MID-CAP EQUITY FUND

The Mid-Cap Equity Fund invests primarily in a diversified portfolio of common stocks, preferred stocks, and securities convertible into common stocks of small to mid-size companies, (i.e., $50 million to $1 billion and $500 million to $5 billion, respectively, as measured by their market capitalization), with above-average growth of earnings. Under normal conditions, at least 80% of the total assets of the Fund will be invested in equity securities, and as a matter of non-fundamental policy, the Fund will invest at least 65% of its assets in mid-size companies. Current income will not be an important criterion of investment selection and any such income should be considered incidental. In selecting securities for the Fund, the Fund's Advisor will evaluate factors such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team.

Most of the common stocks in which the Fund invests are traded on registered exchanges or on the over-the-counter market in the United States. Assets of the Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ); securities issued by mutual funds; repurchase agreements; and bonds. The bonds that the Fund may purchase, including any variable or floating rate instruments, must be rated B or better by S&P or Moody's, provided that this requirement shall not apply to the Fund's purchase of bonds issued by the government of Canada or by various supranational entities, and provided further that no more than 10% of the Fund's total assets will be invested in bonds rated below BBB by S&P or below Baa by Moody's or securities not rated by S&P or Moody's and of comparable quality. The Fund may invest up to 10% of its assets in restricted securities.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 116%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

SUNBELT EQUITY FUND

The Sunbelt Equity Fund seeks to provide capital appreciation by investing substantially all, and under normal market conditions at least 65%, of its assets in common stocks; preferred stocks; warrants; and securities convertible into common stock of U.S. companies headquartered and/or conducting a substantial portion of their operations in (i.e., maintaining at

10
least 50% of their assets in or deriving at least 50% of their revenues and/or sales from) the southern region of the United States. Current income will not be an important criterion of investment selection and any such income should be considered incidental. The Fund's Advisor will seek to identify and purchase securities of companies that it believes to be undervalued and that possess a strong balance sheet, a strong earnings record and adequate market liquidity.

Most of the common stocks in which the Fund invests are traded on registered exchanges such as the New York or American Stock Exchange or on NASDAQ. The Fund will invest no more than 10% of its assets in convertible securities rated lower than BBB. (See "Investment Risks -- High Yield, Lower Rated Bonds.") The Fund may invest up to 10% of its total assets in restricted securities. The Fund may also purchase futures and options for hedging purposes. Obligations relating to futures contracts will be limited to not more than 20% of the Fund's total assets.

The Fund will invest primarily in stocks of U.S. companies headquartered and/or operating in the following U.S. states: Texas, Arkansas, Alabama, Mississippi, Tennessee, Kentucky, Florida, Virginia, Georgia, North Carolina, South Carolina and Louisiana. To the extent that the Fund's investments are not as geographically dispersed across the U.S. as other funds with comparable objectives, the impact of economic forces on and the relative economic conditions of these states will be greater on Shareholders.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 106%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

BALANCED FUND

The Balanced Fund seeks to provide capital appreciation and current income through investments in a diversified portfolio of common and preferred stocks, warrants, securities convertible into common stocks, and investment grade fixed income securities. Under normal conditions, no more than 70% of the total assets of the Fund will be invested in common stocks and other equity securities, and no more than 60% of the Fund's total assets will be invested in bonds and other fixed income securities. The Fund will maintain at least 25% of its total assets in senior fixed income securities.

In selecting equity securities for the Fund, the Fund's Advisor will evaluate factors believed to affect capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. The Fund's Advisor will rotate the Fund's holdings between various market sectors based on economic analysis of the overall business cycle.

All of the common stocks in which the Fund invests are traded on registered exchanges or on NASDAQ. Assets of the Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ), securities issued by investment companies, and bonds.

The Fund will invest in investment grade fixed income securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, including corporate debt obligations; mortgage-backed securities, collateralized mortgage obligations and asset-backed securities; obligations issued or guaranteed as

11
to principal and interest by the U.S. Government, its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; securities of the government of Canada and its provincial and local governments; securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; and obligations of supranational entities. No more than 25% of the Fund's assets will be invested in securities rated BBB by S&P or Baa by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor.

The Fund may purchase mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, subject to a limit of 25% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset backed securities which consist of securities backed by company receivables, truck and auto loans, leases, credit card receivables and home equity loans.

In order to reduce interest rate risk, the Fund may purchase floating or variable rate securities. It may also buy securities on a when-issued basis, putable securities, pay-in-kind securities and zero coupon securities. The Fund may also invest futures and options. Some floating or variable rate securities will be subject to interest rate "caps" or "floors."

The Balanced Fund's turnover rate for the fiscal year ended May 31, 1996 was 148% for the equity portion of its portfolio and 164% for the fixed income portion of its portfolio. These rates of turnover, if continued, will likely result in higher transaction costs and brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

INTERNATIONAL EQUITY INDEX FUND

The Fund will invest substantially all and, under normal market conditions, at least 65% of its assets in common and preferred stocks; warrants; options; and securities convertible into common stock of companies headquartered or based in the approximately twenty foreign countries included in the EAFE-GDP Index. The Fund will invest only in the 1088 or so companies included in the EAFE-GDP Index. Because it is impractical to invest in every company included in the Index, the Fund will select a representative sample of securities in each country using a statistically-based optimization process. Morgan Stanley & Co. Incorporated maintains the optimization computer programs which will be utilized to select companies within each country.

The Fund will be constructed to have aggregate investment characteristics similar to those of the EAFE-GDP Index. The Fund will invest in a statistically selected sample of the securities included in the EAFE-GDP Index, although not all countries nor all companies within a country will be represented in the Fund's portfolio of securities at any time. The Fund expects to invest in approximately 300 stocks so that the results fall within a targeted tracking error range. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the EAFE-GDP Index. No attempt will be made to manage the portfolio using traditional economic, financial and market analyses.

The Fund expects that there will be a close correlation between the Fund's performance and that of the EAFE-GDP Index. A 1.00 correlation would indicate perfect correlation,

12
which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the EAFE-GDP Index. The correlation between the Fund and the EAFE-GDP Index is expected to be over 0.95 on an annual basis. The Fund's ability to track the EAFE-GDP Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the EAFE-GDP Index or number of shares outstanding for the component companies of the EAFE-GDP Index, and the timing and amount of purchases and redemptions.

Securities of foreign issuers purchased by the Fund may be purchased in foreign markets, on United States registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs").

The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Fund, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar.

The Fund expects to be fully invested in the investments described above, but may invest up to 35% of its total assets in U.S. and non-U.S. denominated money market instruments; repurchase agreements; futures contracts, including stock index futures contracts; and options on futures contracts. Obligations relating to futures contracts will be limited to 20% of the Fund's total assets. The Fund is also permitted to acquire floating and variable rate securities; purchase securities on a when-issued basis; and purchase illiquid securities.

INTERNATIONAL EQUITY FUND

The Fund, under normal market conditions will invest at least 65% of its assets in equity securities of foreign issuers consisting of: common and preferred stocks, warrants, options and securities convertible into common stock.

Securities of foreign issuers purchased by the Fund may be purchased in foreign markets, on United States registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored EDRs.

The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolios exposure to changes in dollar exchange rates.

The Fund expects to be fully invested in the investments described above, but may invest up to 35% of its total assets in bonds and debentures issued by non-U.S. or U.S. companies, securities issued or guaranteed by

13
foreign or U.S. governments and foreign and U.S. commercial paper. The Fund may invest in futures contracts, including stock index futures contracts, and options on futures contracts. The bonds that the Fund may purchase may be rated in any rating category or may be unrated provided that no more than 10% of the Fund's total assets will be rated below BBB by S&P or below Baa by Moody's, Inc. or securities not rated by S&P or Moody's and of comparable quality (see "Investment Risks -- High Yield, Lower Rated Bonds"). When investing in bonds, the Fund may seek capital gains by taking advantage of price appreciation caused by interest rate and credit quality changes. The Fund may also purchase shares of closed-end investment companies that invest in the securities of issuers in a single country or region. The Fund is also permitted to acquire floating and variable rate securities, purchase securities on a when-issued basis and purchase illiquid securities.

The Fund will invest in the foreign issues of at least three different countries outside the United States. A foreign issue is one the issuer of which (1) is organized under the laws of a specific country, (2) for which the principal securities trading market is in a specific country or (3) derives a significant proportion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in a specific country or which have at least 50 percent of its assets situated in that country. The Fund will invest primarily in developed countries (for example Japan, Canada and the United Kingdom). In addition, the Fund may invest in securities of issuers whose principal activities are in countries with emerging markets. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 113%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

GENERAL INVESTMENT POLICIES AND STRATEGIES

For temporary defensive purposes, during periods when its Advisor determines that market conditions warrant, each Fund may hold a portion of its assets in cash and invest up to 100% of its assets in money market instruments consisting of: securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; repurchase agreements; certificates of deposit; bankers' acceptances; time deposits issued by banks or savings and loan associations; and commercial paper rated in the highest rating category. A Fund may not be pursuing its investment objective when it is engaged in temporary defensive investing.

Each Fund, except the International Equity Index Fund, may purchase restricted securities, including Rule 144A securities, that its respective Advisor determines are liquid pursuant to guidelines established by the Trust's Board of Trustees.

In the event that a security owned by a Fund is downgraded below the stated rating categories, its Advisor will review and take appropriate action with regard to the security.

Each Fund may borrow money for temporary or emergency purposes in an amount not to exceed one-third of the value of its total assets. A Fund may not purchase additional securities while its outstanding borrowings exceed 5% of its assets.

14

Each Fund may purchase securities issued by money market mutual funds. A Fund's purchase of shares of other investment companies is limited by the Investment Company Act of 1940 (the "1940 Act") and will ordinarily result in an additional layer of charges and expenses.

Each of the Funds may engage in securities lending and will limit such practice to 33 1/3% of its total assets.

It is a non-fundamental policy of each Fund to invest no more than 15% of its net assets in illiquid securities. An illiquid security is a security which cannot be disposed of in the usual course of business within seven days at a price approximating its carrying value.

For additional information regarding permitted investments, see "Description of Permitted Investments" in this Prospectus and in the Statement of Additional Information.

INVESTMENT RISKS
EQUITY SECURITIES

Investments in equity securities are generally subject to market risks that may cause their prices to fluctuate over time. The values of convertible equity securities are also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

FIXED INCOME SECURITIES

The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by a nationally recognized statistical rating organization ("NRSRO") to the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Fixed income securities rated BBB by S&P or Baa by Moody's (the lowest ratings of investment grade bonds) are deemed by these rating services to have speculative characteristics.

FOREIGN SECURITIES AND FOREIGN CURRENCY CONTRACTS

Investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Foreign companies may also be subject to less government regulation than U.S. companies. Moreover, the dividends payable on the foreign

15
securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's Shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

By entering into forward foreign currency contracts, the International Equity Index Fund and International Equity Fund will seek to protect the value of its respective investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

HIGH YIELD, LOWER RATED BONDS

A Fund's investments in high yield, lower rated bonds ("junk bonds") involve greater risk of default or price declines than investments in investment grade securities (E.G., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness. The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets. Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market. In addition, the market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are subject to the risk of prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by the Balanced Fund are prepaid, the Balanced Fund generally will reinvest the proceeds in securities with a yield that reflects prevailing interest rates, which may be lower than the prepaid security.

ZERO COUPON OBLIGATIONS

Zero coupon obligations are sold at original issue discount and do not make periodic payments. Zero coupon obligations may be subject to great fluctuations in value due to interest rate changes.

A Fund will be required to include the imputed interest in zero coupon obligations in its current income. Because each Fund distributes all of its net investment income to investors, a Fund may have to sell portfolio securities to distribute the income attributable to these obligations and securities at a time when its Advisor would not have chosen to sell such obligations or securities.

16

INVESTMENT LIMITATIONS

The following investment limitations constitute fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

2. Purchase any securities which would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION

From time to time, the Funds may advertise performance (total return and yield). These figures will be historical and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, including any sales charge imposed, for designated time periods (including but not limited to, the period from which a Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gains distributions.

The performance of the Trust Shares of the Trust will normally be higher than for Investor Shares and Flex Shares because Investor Shares and Flex Shares are subject to distribution, service and certain transfer agent fees not charged to Trust Shares. The performance of Flex Shares in comparison to Investor Shares will vary depending upon the investment time horizon.

17

Each Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

PURCHASE OF FUND SHARES

Trust Shares of the Trust are sold primarily to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. ("SunTrust"), for the investment of funds for which they act in a fiduciary, agency, investment advisory or custodial capacity. Individuals generally may not purchase Trust Shares directly, although individuals may be able to purchase Trust Shares through accounts maintained with financial institutions and potentially through the Preferred Portfolio Account (an asset allocation account available through SunTrust Securities, Inc.) Trust Shares are sold without a sales charge, although financial institutions may charge their customer accounts for services provided in connection with the purchase of shares. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Trust's transfer agent, Federated Services Company (the "Transfer Agent"), for effectiveness the same day. Information concerning these services and any charges will be provided to customers by the financial institutions. Trust Shares will be held of record by the financial institutions, although customers may have or be given the right to vote the shares depending upon the terms of their relationship with the financial institution. Confirmations of share purchases and redemptions will be sent to the financial institution as the shareholder of record.

Shares may be purchased on days on which the New York Stock Exchange is open for business (a "Business Day").

A purchase order for any of the Funds will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order before 4:00 p.m. Eastern time and payment is received within one day. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places. The purchase price of shares of a Fund is the net asset value next determined after a purchase order is effective plus any applicable sales charge (the "offering price"). The net asset value per share of a Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on any Business Day. Pursuant to guidelines established by the Trustees, the Trust may use a pricing service to provide market quotations or valuations for securities owned by each Fund.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or Shareholder(s).

The Trust maintains procedures, including identification methods and other means, for ascertaining the identity of callers and authenticity of instructions. If reasonable procedures are not employed, the Trust and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions. Neither the Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon telephone or wire instructions reasonably believed to be genuine.

18

Shares of the Funds are offered only to residents of states in which the shares are eligible for purchase. Investors in certain states may be required to purchase shares through institutions registered as broker-dealers in such states.

Although the methodology and procedures for calculating the net asset value for Trust Shares are identical to those of Investor Shares and Flex Shares, the net asset value per share of the classes of the Funds may differ because of the distribution, service, and certain transfer agent expenses charged to Investor Shares and Flex Shares.

REDEMPTION OF FUND SHARES

An order to redeem Trust shares must be transmitted to the Transfer Agent by the financial institution as the record owner. Financial institutions may establish procedures for their customers to request redemption of Trust Shares held in their account with the financial institution. Customers should contact their financial institution for information concerning these procedures.

Redemption orders must be received by the Transfer Agent before 4:00 p.m. Eastern time on any Business Day to be effective that day. Redemption proceeds are normally remitted in federal funds wired to the record owner of the shares within one Business Day, but in no event more than seven days following the effective date of the order. No charge for wiring redemption payments is imposed by the Trust. Redemption orders are effected at the net asset value per share next determined after an order is effective.

The Trust intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in liquid portfolio securities with a market value equal to the redemption price. In such circumstances, an investor may incur brokerage costs in converting such securities to cash.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income (exclusive of capital gains) are declared and paid quarterly by each of the Funds, except that dividends are declared and paid annually by the International Equity Index Fund and International Equity Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) plus dividend or distribution income on such assets, (iv) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to the Fund on the basis of its relative net assets. Shareholders of record on the record date will be entitled to receive dividends.

The net asset value of Trust Shares of the Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in the form of additional Trust Shares of the same Fund unless the customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing prior to the date of distribution to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions are paid within ten days of the end of the time period to which the dividend relates. Dividends and distributions payable to a Shareholder are paid in cash

19
within ten Business Days after a Shareholder's complete redemption of its Trust Shares in a Fund.

TAX INFORMATION

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of each Fund or its Shareholders. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF EACH FUND:

Each Fund is treated as a separate entity for federal tax purposes, and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies by the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of federal income tax on that part of its net investment income and net capital gains (the excess of long-term capital gains over net short-term capital loss) which is distributed to Shareholders. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

TAX STATUS OF DISTRIBUTIONS:

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income paid by the Funds will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends received deduction for corporate Shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. Any net capital gains will be distributed annually and will be taxed to Shareholders as long-term capital gains, regardless of how long the Shareholder has held shares and regardless of whether distributions are received in cash or in additional shares. For certain individual Shareholders, net long-term capital gains may be taxed at a lower rate than ordinary income. The Funds will make annual reports to Shareholders of the federal income tax status of all distributions. Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholder on December 31 of that year, if paid by the Fund at any time during the following January.

Income derived by a Fund from obligations of foreign issuers may be subject to foreign withholding taxes. The International Equity Index and International Equity Funds expect to elect to treat Shareholders as having paid their proportionate share of such foreign taxes. The other Funds will not be able to make this election.

Income received on direct U.S. obligations is exempt from tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by the Shareholder as income dividends from a Fund, provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. The Funds will inform

20
Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular state.

A sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

STI CLASSIC FUNDS INFORMATION
THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

BOARD OF TRUSTEES

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

INVESTMENT ADVISORS

The Advisors are indirect wholly-owned subsidiaries of SunTrust Banks, Inc. ("SunTrust"), a southeastern regional bank holding company with assets of $66 billion as of December 31, 1995. SunTrust ranks among the twenty largest U.S. banking companies. Its three principal subsidiaries -- SunTrust Banks of Florida, Inc. SunTrust Banks of Georgia, Inc. and SunTrust Banks of Tennessee, Inc. -- provide a wide range of personal and corporate banking, trust, and investment services through more than 600 locations in the three-state area. Total discretionary assets under management with SunTrust Banks, Inc. equalled approximately $47 billion as of December 31, 1995.

STI Capital Management, N.A. ("STI Capital") serves as the Advisor to the Capital Growth, Value Income Stock, Mid-Cap Equity, Balanced and International Equity Funds and joint advisor to the International Equity Index Fund. As of June 30, 1996, STI Capital had discretionary management authority with respect to assets of approximately $11 billion. The principal business address of STI Capital is P.O. Box 3808, Orlando, Florida 32802.

Trusco Capital Management, Inc. ("Trusco") serves as the Advisor to the Sunbelt Equity Fund and as joint advisor to the International Equity Index Fund. As of June 30, 1996, Trusco had approximately $13.7 billion in assets under management. The principal business address of Trusco is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.

The Trust and the above Investment Advisors have entered into advisory agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisors make the investment decisions for the assets of the Funds they advise and continuously review, supervise and administer their Fund's respective investment programs. The Advisors discharge their

21
responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. STI CLASSIC FUNDS ARE NOT DEPOSITS, ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT ENDORSED OR GUARANTEED BY AND DO NOT CONSTITUTE OBLIGATIONS OF SUNTRUST BANKS, INC. OR ANY OF ITS AFFILIATES. INVESTMENTS IN THE FUNDS INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE AND SHARES AT REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THERE IS NO GUARANTEE THAT ANY STI CLASSIC FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. With respect to all Funds, the Advisors may execute brokerage or other agency transactions through affiliates of the Advisors.

For the services provided and expenses incurred pursuant to the applicable Advisory Agreements, STI Capital is entitled to receive advisory fees computed daily and paid monthly at the annual rate of 1.15%, 0.95%, 1.15%, 0.80%, and 1.25% of the average daily net assets of the Capital Growth, Balanced, Mid-Cap Equity, Value Income Stock and International Equity Funds, respectively. Trusco is entitled to receive an advisory fee computed daily and paid monthly at the annual rate of 1.15% of the average daily net assets of the Sunbelt Equity Fund. Trusco and STI Capital jointly are entitled to receive an advisory fee computed daily and paid monthly at the annual rate of 0.90% of the average daily net assets of the International Equity Index Fund.

Although the advisory fee for each Fund is higher than advisory fees paid by other mutual funds, the Trust believes that each such fee is comparable to the advisory fee paid by many other mutual funds with similar investment objectives and policies. From time to time, an Advisor may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. Currently, the Advisors have agreed to voluntary reductions in their respective fees in amounts necessary to maintain the total operating expenses at the amounts set forth in the Expense Summary. Voluntary reductions of fees may be terminated at any time.

For the fiscal year ended May 31, 1996, STI Capital received advisory fees computed daily and paid monthly at the annual rate of 1.03%, 0.80%, 1.00%, 0.79% and 1.06% of the average daily net assets of the Capital Growth, Value Income Stock, Mid-Cap Equity, Balanced and International Equity Funds, respectively. Trusco received an advisory fee computed daily and paid monthly at the annual rate of 1.02% of the average daily net assets of Sunbelt Equity Fund. Trusco and STI Capital jointly received an advisory fee computed daily and paid monthly at the annual rate of 0.76% of the average daily net assets of the International Equity Index Fund.

PORTFOLIO MANAGERS

Mr. Anthony Gray has been responsible for the day-to-day management of the Capital Growth Fund since it commenced operations. Mr. Gray has served as Chief Executive Officer and Chief Investment Officer of STI Capital since 1979. Mr. Gray has also been responsible for the day-to-day management of the equity portion of the Balanced Fund since it commenced operations.

Mr. Mills Riddick, CFA, has been responsible for the day-to-day management of the Value Income Stock Fund since April, 1995. Mr. Riddick has been a value portfolio manager at STI Capital since 1989.

Mr. Elliott A. Perny has been responsible for the day-to-day management of the Mid-Cap Equity Fund since October 1, 1996. Mr. Perny has served as Senior Executive Vice President of

22
STI Capital since September, 1992 and has served as a portfolio manager with STI Capital since 1991.

Mr. L. Earl Denney CFA has been responsible for the day-to-day management of the fixed income portion of the Balanced Fund since it commenced operations. Mr. Denney has served as Executive Vice President of STI Capital since 1983.

Mr. Dan Jaworski has been responsible for the day-to-day management of the International Equity Fund since it commenced operations. Mr. Jaworski joined STI Capital in 1995. Prior to joining STI Capital, he managed international portfolios at Lazard Freres Asset Management from 1993 through 1994 and the Principal Financial Group from 1988 through 1993.

Mr. James Foster has been responsible for the day-to-day management of the Sunbelt Equity Fund it commenced operations. Mr. Foster has served as a Vice President of Trusco since 1989.

Mr. Stanley J. Cherny and Mr. Robert J. Rhodes, CFA, have been responsible fo the day-to-day operations of the International Equity Index Fund since it commenced operations. Mr. Cherny has been with Trusco since 1994. Prior to joining Trusco, Mr. Cherny served as a portfolio manager with Payden & Rygel from 1988 to 1994. Mr. Rhodes has served as a portfolio manager and Director of Research with Trusco since June, 1985.

BANKING LAWS

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, currently
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or its affiliates from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and generally prohibit banks from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as an investment advisor, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Advisors believe that each may perform the services for STI Classic Funds contemplated by their respective Advisory Agreements described in this Prospectus without violation of applicable banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Advisors from continuing to perform services for STI Classic Funds. If the Advisors were prohibited from providing services to STI Classic Funds, the Board of Trustees would consider selecting other qualified firms. Any new investment advisory agreements would be subject to Shareholder approval.

If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Advisors, or their affiliates, would consider the possibility of offering to perform additional services for STI Classic Funds. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Advisors, or such affiliates, might offer to provide such services.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

23

DISTRIBUTION

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the Trust Shares of each Fund. Trust Shares of the Fund are offered primarily to institutional investors, including affiliates and correspondents for the investment of funds in which they act in a fiduciary, agency or custodial capacity. An investor may call 1-800-874-4770 to receive more information regarding Investor Shares or Flex Shares. It is possible that a financial institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares.

Each Fund may execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.

ADMINISTRATION

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with certain administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate as follows:

AVERAGE AGGREGATE DAILY NET ASSETS              FEE
------------------------------------------  -----------
$1 - $1 billion                                 0.10 %
over $1 billion to $5 billion                   0.07 %
over $5 billion to $8 billion                   0.05 %
over $8 billion to $10 billion                  0.045%
over $10 billion                                0.04 %

From time to time, the Administrator may waive (either voluntarily or pursuant to applicable state limitations) all or a portion of the administration fee payable by the Trust.

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT

Federated Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 is the Transfer Agent for the shares of the Trust and dividend disbursing agent for the Trust.

CUSTODIAN

SunTrust Bank, Atlanta, c/o STI Trust & Investment Operations, Inc., 303 Peacetree Street N.E., 14th Floor, Atlanta, Georgia 30308, serves as custodian of the assets of each Fund with the exception of the International Equity Index and International Equity Funds. Union Bank of California, 475 Sansome Street, Suite 1200, San Francisco, California 94111, serves as Custodian for the International Equity Index Fund. The Bank of New York, One Wall Street, New York, New York 10286, serves as custodian for the International Equity Fund. Each custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants to the Trust are Arthur Andersen LLP, Philadelphia, Pennsylvania.

24

OTHER INFORMATION
VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholders may contact their financial institution's representative in order to obtain information on account statements, procedures and other related information.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of the permitted investments for the Funds. Further discussion is contained in the Statement of Additional Information.

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES -- Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as

25
a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT-- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

CORPORATE DEBT OBLIGATIONS -- Debt instruments issued by corporations with maturities exceeding 270 days. Such instruments may include putable corporate bonds and zero coupon bonds.

CUSTODIAL RECEIPTS -- Interests in separately traded interest and principal component parts of U. S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U. S. Treasury obligations into a special account at custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TRs, TIGRs and CATS are sold as zero coupon securities. See "Zero Coupon Obligations."

DERIVATIVES -- Derivatives are securities whose value is derived from an underlying contract, index or security, or any combination thereof. This includes: futures, swap agreements, and some mortgage-back securities (CMOs, REMICs and SMBs). See elsewhere in this "Description of Permitted

26
Investments" for discussions of these various instruments, and see "Investment Policies and Strategies" for more information about any investment policies and limitations applicable to their use.

EUROPEAN DEPOSITARY RECEIPTS ("EDRs") -- EDRs are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. EDRs may be available for investment through "sponsored" or "unsponsored" facilities. See "ADRs."

FORWARD FOREIGN CURRENCY CONTRACTS -- A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period

27

exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over seven days in length.

MEDIUM TERM NOTES -- Medium term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

COLLATERALIZED MORTGAGE OBLIGATIONS: CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially

28
earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

OBLIGATIONS OF SUPRANATIONAL ENTITIES -- Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS ON CURRENCIES -- The International Equity Index Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolio's exposure to changes in dollar exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. Government securities or other high grade liquid debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

PAY-IN-KIND SECURITIES -- Pay-in-kind securities are bonds or preferred stock that pay interest or dividends in the form of additional bonds or preferred stock.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The custodian will hold the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of

29
the collateral or if the Fund realizes a loss on the sale of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the Investment Company Act of 1940.

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. Rule 144A securities are securities that have not been registered under the Securities Act of 1933, but which may be traded between certain institutional investors, including investment companies. The Trust's Board of Trustees is responsible for developing guidelines and procedures for determining the liquidity of restricted securities and monitoring the Advisors' implementation of the guidelines and procedures.

SECURITIES LENDING -- In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

STANDBY COMMITMENTS AND PUTS -- Standby commitments and puts are securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

SWAPS, CAPS, FLOORS and COLLARS -- Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that

30
a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation the Fund may have under these types of arrangements will be covered by setting aside liquid high grade securities in a segregated account. The Fund will enter into swaps only with counterparties believed to be creditworthy.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., FNMA securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery

31
basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will segregate liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON OBLIGATIONS -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

APPENDIX
I.  BOND RATINGS
CORPORATE BONDS

The following are descriptions of Standard & Poor's Corporation ("S&P's") and Moody's Investors Service, Inc. ("Moody's") corporate bond ratings.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Debt rated BB, B, CCC, CC or C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times

A-2
over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

II.  COMMERCIAL PAPER AND SHORT-TERM RATINGS

The following descriptions of commercial paper ratings have been published by S&P, Moody's, Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff") and IBCA Limited ("IBCA"), respectively.

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+ and 1. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 and Prime-2 by Moody's are judged by Moody's to have superior ability and strong ability for repayment, respectively.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STI CLASSIC FUNDS ORGANIZATIONAL OVERVIEW

*          INVESTMENT ADVISORS

           Trusco Capital Management, Inc.        50 Hurt Plaza
                                                  Suite 1400
                                                  Atlanta, GA 30303

           STI Capital Management, N.A.           P.O. Box 3808
                                                  Orlando, FL 32802

*          DISTRIBUTOR

           SEI Financial Services Company         680 E. Swedesford Road
                                                  Wayne, PA 19087

*          ADMINISTRATOR

           SEI Fund Resources                     680 E. Swedesford Road
                                                  Wayne, PA 19087

*          TRANSFER AGENT

           Federated Services Company             Federated Investors Tower
                                                  Pittsburgh, PA 15222-3779

*          CUSTODIANS

           SunTrust Bank, Atlanta                 c/o STI Trust & Investment
                                                  Operations, Inc.
                                                  303 Peachtree Street N.E.
                                                  14th Floor
                                                  Atlanta, GA 30308

           Union Bank of California               475 Sansome Street
           (International Equity Index Fund       Suite 1200
           only)                                  San Francisco, CA 94111

           The Bank of New York                   One Wall Street
           (International Equity Fund only)       New York, NY 10286

*          LEGAL COUNSEL

           Morgan, Lewis & Bockius LLP            2000 One Logan Square
                                                  Philadelphia, PA 19103

*          INDEPENDENT PUBLIC ACCOUNTANTS

           Arthur Andersen, LLP                   1601 Market Street
                                                  Philadelphia, PA 19103

100093/10-95

                                  DISTRIBUTOR
                             SEI Financial Services
                                    Company

                         -- - - - - - - - - - - - - - -

                                   PROSPECTUS

                                  TRUST SHARES

                              CAPITAL GROWTH FUND

                            VALUE INCOME STOCK FUND

                              MID-CAP EQUITY FUND

                                 BALANCED FUND

                              SUNBELT EQUITY FUND

                              INTERNATIONAL EQUITY
                                   INDEX FUND

                              INTERNATIONAL EQUITY
                                      FUND

                              INVESTMENT ADVISORS
                          STI CAPITAL MANAGEMENT, N.A.
                        TRUSCO CAPITAL MANAGEMENT, INC.
                                OCTOBER 1, 1996

                                     [LOGO]

                               STI CLASSIC FUNDS
                                INVESTOR SHARES
                              CAPITAL GROWTH FUND
                            VALUE INCOME STOCK FUND
                              MID-CAP EQUITY FUND
                                 BALANCED FUND
                              SUNBELT EQUITY FUND
                        INTERNATIONAL EQUITY INDEX FUND
                           INTERNATIONAL EQUITY FUND

                       INVESTMENT ADVISORS TO THE FUNDS:
                          STI CAPITAL MANAGEMENT, N.A.
                        TRUSCO CAPITAL MANAGEMENT, INC.
                                (THE "ADVISORS")

The STI Classic Funds (the "Trust") is a mutual fund that offers shares in a number of separate investment portfolios (each a "Fund" and, collectively, the "Funds"). This Prospectus sets forth concisely the information about the Investor Shares of the above-referenced Funds. Investors are advised to read this Prospectus and retain it for future reference.

A Statement of Additional Information relating to the Funds dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 or by calling 1-800-874-4770. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

THE TRUST'S SHARES ARE NOT SPONSORED, ENDORSED, OR GUARANTEED BY, AND DO NOT CONSTITUTE OBLIGATIONS OR DEPOSITS OF, THE ADVISORS OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS INCLUDING SUNTRUST BANKS, INC., ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

OCTOBER 1, 1996

2

                               TABLE OF CONTENTS

Expense Summary...........................................................     3
Financial Highlights......................................................     5
Performance Information for Predecessor Collective Funds..................     7
The Trust.................................................................     7
Funds and Investment Objectives...........................................     8
Investment Policies and Strategies........................................     8
General Investment Policies and Strategies................................    14
Investment Risks..........................................................    15
Investment Limitations....................................................    17
Performance Information...................................................    17
Fundlink..................................................................    18
Purchase of Fund Shares...................................................    18
Redemption of Fund Shares.................................................    21
Exchanges.................................................................    22
Dividends and Distributions...............................................    22
Tax Information...........................................................    23
STI Classic Funds Information.............................................    24
The Trust.................................................................    24
Board of Trustees.........................................................    24
Investment Advisors.......................................................    24
Portfolio Managers........................................................    26
Banking Laws..............................................................    26
Distribution..............................................................    27
Administration............................................................    28
Transfer Agent and Dividend Disbursing Agent..............................    28
Custodian.................................................................    28
Legal Counsel.............................................................    28
Independent Public Accountants............................................    28
Other Information.........................................................    28
Voting Rights.............................................................    28
Reporting.................................................................    29
Shareholder Inquiries.....................................................    29
Description of Permitted Investments......................................    29
Appendix..................................................................   A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR SEI FINANCIAL SERVICES COMPANY (THE "DISTRIBUTOR"). THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

3

                                EXPENSE SUMMARY
                                INVESTOR SHARES

The purpose of the following table is to help you understand the various costs and expenses that a shareholder will bear, directly or indirectly, in connection with an investment in the Investor Shares.

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------
                                            ALL FUNDS
-------------------------------------------------------
Maximum Sales Charge Imposed on
 Purchases (as a percentage of offering
 price).................................        3.75%
Maximum Sales Charge Imposed on
 Reinvested Dividends...................         None
Maximum Deferred Sales Charge...........        None
Redemption Fees(1)......................         None
Exchange Fee............................         None
-------------------------------------------------------
-------------------------------------------------------

(1) There is a $7.00 wire charge for redemptions for all funds processed from retail accounts which require wires to particular banks.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                     CAPITAL                   MID-CAP                SUNBELT    INTERNATIONAL    INTERNATIONAL
                                     GROWTH    VALUE INCOME     EQUITY    BALANCED     EQUITY     EQUITY INDEX        EQUITY
                                      FUND      STOCK FUND       FUND       FUND        FUND          FUND             FUND
--------------------------------------------------------------------------------------------------------------------------------
Management Fees (after fee waivers
 & reimbursements)(1)..............    1.03%            .80%      1.00%        .79%      1.02%             .76%            1.06%
12b-1 Service & Distribution Fees
 (after fee waivers &
 reimbursements)(2)................     .52%            .28%       .40%        .25%       .40%             .01%             .00%
Other Fund Expenses (after fee
 waivers & reimbursements)(3)......     .25%            .22%       .20%        .21%       .18%             .68%             .75%
--------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses
 (after fee waivers &
 reimbursements)(4)................    1.80%           1.30%      1.60%       1.25%      1.60%            1.45%            1.81%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

(1) Each Advisor is waiving, on a voluntary basis, a portion of its fee from each Fund. Each Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers and reimbursements, Advisory Fees for the Funds would be as follows: Capital Growth Fund -- 1.15%, Value Income Stock Fund -- .80%, Mid-Cap Equity Fund -- 1.15%, Balanced Fund -- .95%, Sunbelt Equity Fund -- 1.15%, International Equity Index Fund -- .90%, and International Equity Fund -- 1.25%. See "Investment Advisors."

(2) The Distributor is reimbursing, on a voluntary basis, a portion of its expenses from each Fund. The Distributor reserves the right to terminate its reimbursement at any time in its sole discretion. Absent such reimbursements, 12b-1 Service & Distribution Fees would be as follows:
    Capital Growth Fund -- .68%, Value Income Stock Fund -- .33%, Mid-Cap Equity Fund -- .43%, Balanced Fund -- .28%, Sunbelt Equity Fund -- .43%, International Equity Index Fund -- .38%, and International Equity Fund -- .33%. See "Distribution."

(3) Absent waivers and reimbursements, Other Fund Expenses would be as follows:
    Capital Growth Fund -- .25%, Value Income Stock Fund -- .24%, Mid-Cap Equity Fund -- .38%, Balanced Fund -- .66%, Sunbelt Equity Fund -- .35%, International Equity Index Fund -- .78% and International Equity Fund -- 1.56%.

(4) Absent the voluntary waivers described above, Total Fund Operating Expense would be as follows: Capital Growth Fund -- 2.08%, Value Income Stock Fund -- 1.37%, Mid-Cap Equity Fund -- 1.96%, Balanced Fund -- 1.89%, Sunbelt Equity Fund -- 1.93%, International Equity Index Fund -- 2.06%, and International Equity Fund -- 3.14%.

4

                                                                              ONE     THREE     FIVE     TEN
                                 EXAMPLES                                     YEAR    YEARS    YEARS    YEARS
--------------------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment assuming: (1) a 5% annual return and (2) redemption at the end of each time period.
CAPITAL GROWTH FUND........................................................  $  55    $  92    $ 131    $ 241
VALUE INCOME STOCK FUND....................................................  $  50    $  77    $ 106    $ 188
MID-CAP EQUITY FUND........................................................  $  53    $  86    $ 121    $ 220
BALANCED FUND..............................................................  $  50    $  76    $ 104    $ 183
SUNBELT EQUITY FUND........................................................  $  53    $  86    $ 121    $ 220
INTERNATIONAL EQUITY INDEX FUND............................................  $  52    $  82    $ 114    $ 205
INTERNATIONAL EQUITY FUND..................................................  $  55    $  92    $ 132    $ 242
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

The examples are based upon the total operating expenses of a Fund and should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. A person that purchases shares through an account with a financial institution may be charged separate fees by the financial institution. The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Purchase of Fund Shares." Long-term Shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

5

FINANCIAL HIGHLIGHTS

The following information has been audited by Arthur Andersen LLP, independent public accountants to the Trust, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's 1996 Annual Report to Shareholders. Additional performance information regarding each Fund is contained in the Trust's Annual Report to Shareholders and is available without charge by calling 1-800-874-4770.

For an Investor Share Outstanding Throughout the Period

                        NET ASSET                                    DISTRIBUTIONS
                          VALUE        NET       NET REALIZED AND      FROM NET      DISTRIBUTIONS   NET ASSET
                        BEGINNING   INVESTMENT   UNREALIZED GAINS     INVESTMENT     FROM REALIZED   VALUE END     TOTAL
                        OF PERIOD     INCOME      ON INVESTMENTS        INCOME       CAPITAL GAINS   OF PERIOD     RETURN
                        ---------   ----------   -----------------   -------------   -------------   ----------   --------

                         --------------------
                         CAPITAL GROWTH FUND
                        --------------------
  INVESTOR SHARES
  1996..............    $12.17      $  0.03      $      3.32         $    (0.04)     $    (0.59)     $ 14.89       28.18%
  1995..............     11.98         0.09             0.57              (0.07)          (0.40)       12.17        5.93%
  1994..............     11.93         0.09             0.31              (0.09)          (0.26)       11.98        3.26%
  1993 (1)..........     10.00         0.06             1.93              (0.06)             --        11.93       20.49%*

                         -------------------------
                         VALUE INCOME STOCK FUND
                        -------------------------
  INVESTOR SHARES
  1996..............    $11.58      $  0.30      $      2.71         $    (0.30)     $    (1.16)     $ 13.13       27.39%
  1995..............     10.52         0.28             1.56              (0.27)          (0.51)       11.58       18.71%
  1994..............     10.23         0.26             0.67              (0.27)          (0.37)       10.52        9.27%
  1993 (2)..........      9.73         0.09             0.44              (0.03)             --        10.23       19.42%*

                         ---------------------
                         MID-CAP EQUITY FUND
                        ---------------------
  INVESTOR SHARES
  1996..............    $10.99      $  0.03      $      2.62         $    (0.03)     $    (0.87)     $ 12.74       24.93%
  1995..............      9.84         0.03             1.15              (0.03)             --        10.99       11.96%
  1994 (3)..........     10.00         0.01            (0.17)                --              --         9.84       (1.60%)+

                         ---------------
                         BALANCED FUND
                        ---------------
  INVESTOR SHARES
  1996..............    $10.30      $  0.30      $      1.41         $    (0.30)     $    (0.11)     $ 11.60       16.88%
  1995..............      9.79         0.28             0.51              (0.28)             --        10.30        8.29%
  1994 (4)..........     10.00         0.03            (0.24)                --              --         9.79       (2.10%)+

                         --------------------
                         SUNBELT EQUITY FUND
                        --------------------
  INVESTOR SHARES
  1996..............    $ 9.96      $ (0.11)     $      4.30                 --      $    (0.20)     $ 13.95       42.58%
  1995..............      9.69        (0.05)            0.36                 --           (0.04)        9.96        3.20%
  1994 (4)..........     10.00        (0.02)           (0.29)                --              --         9.69       (3.10%)+

                                                                                           RATIO OF NET
                                                                                         INVESTMENT INCOME
                                                                     RATIO OF EXPENSES   (LOSS) TO AVERAGE
                      NET ASSETS     RATIO OF      RATIO OF NET       TO AVERAGE NET        NET ASSETS
                        END OF       EXPENSES    INVESTMENT INCOME   ASSETS (EXCLUDING      (EXCLUDING     PORTFOLIO
                        PERIOD      TO AVERAGE    TO AVERAGE NET        WAIVERS AND         WAIVERS AND     TURNOVER
                         (000)      NET ASSETS        ASSETS          REIMBURSEMENTS)     REIMBURSEMENTS)     RATE
                      -----------   ----------   -----------------   -----------------   ----------------- ----------
                      --------------------
                       CAPITAL GROWTH FUND
                      --------------------
  INVESTOR SHARES
  1996..............  $191,078         1.80%            0.24%               2.08%              (0.04%)      156.46%
  1995..............   160,875         1.80%            0.73%               2.10%               0.43%       127.79%
  1994..............   170,795         1.80%            0.64%               2.11%               0.33%       123.87%
  1993 (1)..........   131,858         1.80%*           0.81%*              2.06%*              0.55%*       95.02%
                      -------------------------
                       VALUE INCOME STOCK FUND
                      -------------------------
  INVESTOR SHARES
  1996..............  $130,597         1.30%            2.47%               1.37%               2.40%       133.99%
  1995..............    92,256         1.30%            2.80%               1.41%               2.69%       125.71%
  1994..............    60,589         1.25%            2.80%               1.44%               2.61%       149.28%
  1993 (2)..........    24,779         1.15%*           4.51%*              1.63%*              4.04%*       34.71%
                      ---------------------
                       MID-CAP EQUITY FUND
                      ---------------------
  INVESTOR SHARES
  1996..............  $ 17,971         1.60%            0.25%               1.96%              (0.11%)      115.62%
  1995..............     7,345         1.60%            0.43%               2.27%              (0.24%)       65.63%
  1994 (3)..........     3,004         1.60%*           0.74%*              4.60%*             (2.26%)*       7.99%
                      ---------------
                       BALANCED FUND
                      ---------------
  INVESTOR SHARES
  1996..............  $  4,896         1.25%            2.70%               1.89%               2.06%       154.63%
  1995..............     3,765         1.25%            3.17%               1.80%               2.62%       156.61%
  1994 (4)..........     2,311         1.25%*           2.46%*              4.91%*             (1.20%)*     105.65%
                      --------------------
                       SUNBELT EQUITY FUND
                      --------------------
  INVESTOR SHARES
  1996..............  $ 29,002         1.60%           (0.79%)              1.93%              (1.12%)      106.27%
  1995..............    22,180         1.60%           (0.57%)              1.98%              (0.95%)       80.03%
  1994 (4)..........    16,077         1.60%*          (0.63%)*             2.04%*             (1.07%)*      21.42%

6

FINANCIAL HIGHLIGHTS CONTINUED

                        NET ASSET                                    DISTRIBUTIONS
                          VALUE        NET       NET REALIZED AND      FROM NET      DISTRIBUTIONS   NET ASSET
                        BEGINNING   INVESTMENT   UNREALIZED GAINS     INVESTMENT     FROM REALIZED   VALUE END     TOTAL
                        OF PERIOD     INCOME      ON INVESTMENTS        INCOME       CAPITAL GAINS   OF PERIOD     RETURN
                        ---------   ----------   -----------------   -------------   -------------   ----------   --------

                         ------------------------------
                         INTERNATIONAL EQUITY INDEX FUND
                        ------------------------------
  INVESTOR SHARES
  1996..............    $10.20      $  0.05      $      0.85         $    (0.13)     $    (0.09)     $ 10.88        8.90%
  1995 (5)..........     10.00         0.05             0.17              (0.01)          (0.01)       10.20        2.18%+

                         -------------------------
                         INTERNATIONAL EQUITY FUND
                        -------------------------
  INVESTOR SHARES
  1996 (6)..........    $10.44      $  0.04      $      0.90                 --              --      $ 11.38        9.00%+

                                                                                           RATIO OF NET
                                                                                         INVESTMENT INCOME
                                                                     RATIO OF EXPENSES   (LOSS) TO AVERAGE
                      NET ASSETS     RATIO OF      RATIO OF NET       TO AVERAGE NET        NET ASSETS
                        END OF       EXPENSES    INVESTMENT INCOME   ASSETS (EXCLUDING      (EXCLUDING     PORTFOLIO
                        PERIOD      TO AVERAGE    TO AVERAGE NET        WAIVERS AND         WAIVERS AND     TURNOVER
                         (000)      NET ASSETS        ASSETS          REIMBURSEMENTS)     REIMBURSEMENTS)     RATE
                      -----------   ----------   -----------------   -----------------   ----------------- ----------
                      ------------------------------
                       INTERNATIONAL EQUITY INDEX FUND
                      ------------------------------
  INVESTOR SHARES
  1996..............  $  5,597         1.45%            0.48%               2.06%              (0.13%)       30.46%
  1995 (5)..........     3,960         1.45%*           0.67%*              2.44%*             (0.32%)*      10.37%
                      -------------------------
                       INTERNATIONAL EQUITY FUND
                      -------------------------
  INVESTOR SHARES
  1996 (6)..........  $  3,448         1.81%*           1.73%*              3.14%*              0.40%*      113.34%

 *  Annualized.

 +  Cumulative since commencement of operations.

 (1) The Capital Growth Fund Investor Shares Investor Shares commenced operations on June 9, 1992.

 (2) The Value Income Stock Fund Investor Shares commenced operation on February 17, 1993.

 (3) The Mid-Cap Equity Fund (formerly, Aggressive Growth Fund) Investor Shares commenced operations on February 1, 1994.

 (4) The Sunbelt Equity Fund Investor Shares and the Balanced Fund Investor Shares commenced operations on January 4, 1994.

 (5) The International Equity Index Fund Investor Shares commenced operations on June 6, 1994.

 (6) The International Equity Fund commenced operations on January 2, 1996.

7

PERFORMANCE INFORMATION FOR PREDECESSOR COLLECTIVE FUNDS

The International Equity, Value Income Stock Fund and Sunbelt Equity Fund are each the successor to collective investment funds previously managed by STI Capital Management, Inc. and Trusco Capital Management, Inc. A substantial portion of the assets of those collective investments funds was transferred to the Funds in connection with each Fund's commencement of operations. Set forth below is certain performance data for the predecessor collective investment funds, which is deemed relevant because the collective investment funds were managed using virtually the same investment objectives, policies and restrictions as those used by each respective Fund. The performance data, however, is not necessarily indicative of the future performance of each Fund. Further, the predecessor collective funds were not subject to certain investment limitations imposed on mutual funds which, if they had been imposed, may have adversely affected a collective fund's performance.

The predecessor collective funds did not incur expenses that correspond to the advisory, administrative, and other fees to which each Fund is subject. Accordingly, the following performance information has been adjusted by applying the total expense ratios for the corresponding Fund, as disclosed in the Prospectus at the time the Fund commenced operations, which reduced the actual performance of the collective fund.

The average annual total returns (adjusted to reflect current Fund expenses, net of voluntary waivers and reimbursements) for the following periods:

------------------------------------------------------------

                     ONE       FIVE        TEN       SINCE
                    YEAR       YEARS      YEARS    INCEPTION
------------------------------------------------------------
International           N/A        N/A        N/A  27.50%
 Equity                                            (2/1/95-
 Collective Fund                                   11/30/95)

Value Income      15.14%           N/A        N/A  14.93%
 Stock            (ending                          (10/1/89-
 Collective Fund  12/31/92)                        12/31/92)

Sunbelt Equity    17.72%        20.71%     15.89%  16.74%
 Collective       (ending                          (12/1/80-
 Fund             12/31/93                         12/31/93)

The average annual total returns for the Funds from inception through May 31, 1996 and for the one- and three-year periods ended May 31, 1996 were as follows:

--------------------------------------------------------

                          ONE       THREE       SINCE
                         YEAR       YEARS     INCEPTION
--------------------------------------------------------
International Equity
 Fund*                       N/A        N/A      12.31%

Value Income Stock
 Fund**                   22.62%     16.73%      17.08%

Sunbelt Equity
 Fund***                  37.21%        N/A      14.06%

  *International Equity Fund commenced operations on January 2, 1996. **Value Income Stock Fund commenced operations on February 17, 1993.
***Sunbelt Equity Fund commenced operations on January 4, 1994.

THE TRUST

STI CLASSIC FUNDS (the "Trust") is a diversified, open-end management investment company that provides a convenient and economical means of investing in several professionally managed portfolios of securities. The Trust currently offers units of beneficial interest ("shares") in a number of separate Funds. Shareholders may purchase shares in each non-money market Fund through three separate classes (Trust Shares, Investor Shares

8
and Flex Shares) and in each Money Market Fund through two separate classes (Trust Shares and Investor Shares), which provide for variations in distribution and service fees, transfer agent fees, voting rights and dividends. Except for differences between classes, each share of each Fund represents an undivided, proportionate interest in that Fund. This Prospectus relates to the Investor Shares of the Funds described below.

FUNDS AND INVESTMENT OBJECTIVES

THE CAPITAL GROWTH FUND seeks to provide capital appreciation by investing primarily in a portfolio of common stocks, warrants and securities convertible into common stock which in its Advisor's opinion are undervalued in the marketplace at the time of purchase.

THE VALUE INCOME STOCK FUND seeks to provide current income with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

THE MID-CAP EQUITY FUND (formerly known as the Aggressive Growth Fund) seeks to provide capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks and securities convertible into common stock of small to mid-sized companies with above-average growth of earnings. Current income will not be an important criterion of investment selection and any such income should be considered incidental.

THE BALANCED FUND seeks to provide capital appreciation and current income by investing in common and preferred stocks, warrants, securities convertible into common stock and investment grade fixed income securities.

THE SUNBELT EQUITY FUND seeks to provide capital appreciation by investing substantially all, and under normal market conditions at least 65%, of its assets in common stocks, preferred stocks, warrants and securities convertible into common stock of U.S. companies headquartered and/or conducting a substantial portion of their operations in the southern region of the United States. Current income will not be an important criterion of investment selection and any such income should be considered incidental.

THE INTERNATIONAL EQUITY INDEX FUND seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities included in the Gross Domestic Product Weighted Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE-GDP Index" or "EAFE-GDP Index").1

THE INTERNATIONAL EQUITY FUND seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.

There can be no assurance that a Fund will achieve its investment objective.

The investment objective of each Fund is nonfundamental and may be changed without shareholder approval.

INVESTMENT POLICIES AND STRATEGIES
CAPITAL GROWTH FUND

The Capital Growth Fund invests primarily in a diversified portfolio of common stocks,

------------------------
1 "MSCI EAFE-GDP Index" is a registered service mark of Morgan Stanley Capital
  International which does not sponsor and is in no way affiliated with the International Equity Index Fund.

9
warrants, and securities convertible into common stocks which, in the Fund's Advisor's opinion, are undervalued in the marketplace at the time of purchase. In selecting securities for the Fund, its Advisor will evaluate factors believed to affect capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. Dividend and interest income should be considered incidental to the growth of capital. The Fund's Advisor will rotate the Capital Growth Fund's holdings between various market sectors based on economic analysis of the overall business cycle. Under normal conditions, at least 65% of the total assets of the Capital Growth Fund will be invested in common stocks.

All of the common stocks in which the Fund invests are traded on registered exchanges or on the over-the-counter market in the United States. Assets of the Capital Growth Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored American Depositary Receipts ("ADRs") that are traded on exchanges or listed on National Association of Securities Dealers Automated Quotations ("NASDAQ"), securities issued by money market mutual funds; pay-in-kind securities; and bonds. The bonds that the Capital Growth Fund may purchase may be rated in any rating category or may be unrated, provided that no more than 10% of the Fund's total assets will be invested in bonds rated below BBB by Standard & Poor's Corporation ("S&P") or below Baa by Moody's Investors Service, Inc. ("Moody's") or securities not rated by S&P or Moody's and of comparable quality (see "Investment Risks -- High Yield, Lower Rated Bonds"). In addition, the Fund may invest up to 10% of its assets in restricted securities.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 156%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

VALUE INCOME STOCK FUND

The Value Income Stock Fund seeks to provide current income by structuring its investments in an attempt to maintain the Fund's yield at a level above the average dividend yield of the securities comprising the S&P 500 Stock Index. Achieving such a yield will be the Fund's primary consideration when purchasing securities. A secondary consideration of the Fund will be capital appreciation.

The Fund will invest at least 80% of its total assets in equity securities. Investments will consist primarily of common stocks, and, under normal market conditions, at least 65% of the Fund's assets will be invested in common stocks issued by corporations which have a history of paying regular dividends, although there can be no assurance that such corporations will continue to pay dividends. Other equity securities in which the Fund may invest are convertible debt securities; preferred stocks and warrants which are convertible into or exchangeable for common stocks; and U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ). All of the common stocks in which the Fund invests are traded on registered exchanges such as the New York or American Stock Exchange or on the over-the-counter market in the United States (i.e., NASDAQ). The Fund may also purchase debt securities (corporate debt obligations and U.S. Treasury obligations) which may be rated in any rating category or may be unrated, provided that no more than

10
10% of the Fund's total assets will be invested in bonds rated below BBB by S&P or below Baa by Moody's or securities not rated by S&P or Moody's and of comparable quality. The Fund may also invest in futures and options.

The Fund will invest primarily in stocks of companies operating in all aspects of the U.S. and world economies that have a market capitalization of at least $500 million, and that the Fund's Advisor believes possess fundamentally favorable long-term characteristics. However, stocks of companies with smaller market capitalizations and stocks that are out of favor in the financial community and in which little opportunity for price appreciation is recognized by the financial community may also be purchased if the Fund's Advisor believes they are undervalued.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 134%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

MID-CAP EQUITY FUND

The Mid-Cap Equity Fund invests primarily in a diversified portfolio of common stocks, preferred stocks, and securities convertible into common stocks of small to mid-size companies, (i.e., $50 million to $1 billion and $500 million to $5 billion, respectively, as measured by their market capitalization), with above-average growth of earnings. Under normal conditions, at least 80% of the total assets of the Fund will be invested in equity securities and as a matter of non-fundamental policy, the Fund will invest at least 65% of its assets in mid-size companies. Current income will not be an important criterion of investment selection and any such income should be considered incidental. In selecting securities for the Fund, the Fund's Advisor will evaluate factors such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team.

Most of the common stocks in which the Fund invests are traded on registered exchanges or on the over-the-counter market in the United States. Assets of the Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ); securities issued by mutual funds; repurchase agreements; and bonds. The bonds that the Fund may purchase, including any variable or floating rate instruments, must be rated B or better by S&P or Moody's, provided that this requirement shall not apply to the Fund's purchase of bonds issued by the government of Canada or by various supranational entities, and provided further that no more than 10% of the Fund's total assets will be invested in bonds rated below BBB by S&P or below Baa by Moody's or securities not rated by S&P or Moody's that are of comparable quality. The Fund may invest up to 10% of its assets in restricted securities.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 116%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

SUNBELT EQUITY FUND

The Sunbelt Equity Fund seeks to provide capital appreciation by investing substantially all, and under normal market conditions at least 65%, of its assets in common stocks; preferred stocks; warrants; and securities convertible into common stock of U.S. companies

11
headquartered and/or conducting a substantial portion of their operations in (i.e., maintaining at least 50% of their assets in or deriving at least 50% of their revenues and/or sales from) the southern region of the United States. Current income will not be an important criterion of investment selection and any such income should be considered incidental. The Fund's Advisor will seek to identify and purchase securities of companies that it believes to be undervalued and that possess a strong balance sheet, a strong earnings record and adequate market liquidity.

Most of the common stocks in which the Fund invests are traded on registered exchanges such as the New York or American Stock Exchange or on NASDAQ. The Fund will invest no more than 10% of its assets in convertible securities rated lower than BBB. (See "Investment Risks -- High Yield, Lower Rated Bonds.") The Fund may invest up to 10% of its total assets in restricted securities. The Fund may also purchase futures and options for hedging purposes. Obligations relating to futures contracts will be limited to not more than 20% of the Fund's total assets.

The Fund will invest primarily in stocks of U.S. companies headquartered and/or operating in the following U.S. states: Texas, Arkansas, Alabama, Mississippi, Tennessee, Kentucky, Florida, Virginia, Georgia, North Carolina, South Carolina and Louisiana. To the extent that the Fund's investments are not as geographically dispersed across the U.S. as other funds with comparable objectives, the impact of economic forces on and the relative economic conditions of these states will be greater on shareholders.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 106%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

BALANCED FUND

The Balanced Fund seeks to provide capital appreciation and current income through investments in a diversified portfolio of common and preferred stocks, warrants, securities convertible into common stocks, and investment grade fixed income securities. Under normal conditions, no more than 70% of the total assets of the Fund will be invested in common stocks and other equity securities, and no more than 60% of the Fund's total assets will be invested in bonds and other fixed income securities. The Fund will maintain at least 25% of its total assets in senior fixed income securities.

In selecting equity securities for the Fund, the Fund's Advisor will evaluate factors believed to affect capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. The Fund's Advisor will rotate the Fund's holdings between various market sectors based on economic analysis of the overall business cycle.

All of the common stocks in which the Fund invests are traded on registered exchanges or on NASDAQ. Assets of the Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ), securities issued by investment companies, and bonds.

The Fund will invest in investment grade fixed income securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the

12
time of purchase as determined by the Fund's Advisor, including corporate debt obligations; mortgage-backed securities, collateralized mortgage obligations and asset-backed securities; obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; securities of the government of Canada and its provincial and local governments; securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; and obligations of supranational entities. No more than 25% of the Fund's assets will be invested in securities rated BBB by S&P or Baa by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor.

The Fund may purchase mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, subject to a limit of 25% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset backed securities which consist of securities backed by company receivables, truck and auto loans, leases, credit card receivables and home equity loans.

In order to reduce interest rate risk, the Fund may purchase floating or variable rate securities. It may also buy securities on a when-issued basis, putable securities, pay-in-kind securities and zero coupon securities. The Fund may also invest futures and options. Some floating or variable rate securities will be subject to interest rate "caps" or "floors."

The Balanced Fund's turnover rate for the fiscal year ended May 31, 1996 was 148% for the equity portion of its portfolio and 164% for the fixed income portion of its portfolio. These rates of turnover if continued will likely result in higher transaction costs and brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

INTERNATIONAL EQUITY INDEX FUND

The Fund will invest substantially all and, under normal market conditions, at least 65% of its assets in common and preferred stocks; warrants; options; and securities convertible into common stock of companies headquartered or based in the approximately twenty foreign countries included in the EAFE-GDP Index. The Fund will invest only in the 1088 or so companies included in the EAFE-GDP Index. Because it is impractical to invest in every company included in the Index, the Fund will select a representative sample of securities in each country using a statistically-based optimization process. Morgan Stanley & Co. Incorporated maintains the optimization computer programs which will be utilized to select companies within each country.

The Fund will be constructed to have aggregate investment characteristics similar to those of the EAFE-GDP Index. The Fund will invest in a statistically selected sample of the securities included in the EAFE-GDP Index, although not all countries nor all companies within a country will be represented in the Fund's portfolio of securities at any time. The Fund expects to invest in approximately 300 stocks so that the results fall within a targeted tracking error range. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the EAFE-GDP Index. No attempt will be made to manage the portfolio using traditional economic, financial and market analyses.

13

The Fund expects that there will be a close correlation between the Fund's performance and that of the EAFE-GDP Index. A 1.00 correlation would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the EAFE-GDP Index. The correlation between the Fund and the EAFE-GDP Index is expected to be over 0.95 on an annual basis. The Fund's ability to track the EAFE-GDP Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the EAFE-GDP Index or number of shares outstanding for the component companies of the EAFE-GDP Index, and the timing and amount of purchases and redemptions.

Securities of foreign issuers purchased by the Fund may be purchased in foreign markets, on United States registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs").

The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Fund, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar.

The Fund expects to be fully invested in the investments described above, but may invest up to 35% of its total assets in U.S. and non-U.S. denominated money market instruments; repurchase agreements; futures contracts, including stock index futures contracts; and options on futures contracts. Obligations relating to futures contracts will be limited to 20% of the Fund's total assets. The Fund is also permitted to acquire floating and variable rate securities; purchase securities on a when-issued basis; and purchase illiquid securities.

INTERNATIONAL EQUITY FUND

The Fund under normal market conditions will invest at least 65% of its assets in equity securities of foreign issuers consisting of: common and preferred stocks, warrants, options and securities convertible into common stock.

Securities of foreign issuers purchased by the Fund may be purchased in foreign markets, on United States registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored American Depositary Receipts ("ADRs") traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs").

The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolio's exposure to changes in dollar exchange rates.

14

The Fund expects to be fully invested in the investments described above, but may invest up to 35% of its total assets in bonds and debentures issued by non-U.S. or U.S. companies, securities issued or guaranteed by foreign or U.S. governments and foreign and U.S. commercial paper. The Fund may invest in futures contracts, including stock index futures contracts, and options on futures contracts. The bonds that the Fund may purchase may be rated in any rating category or may be unrated provided that no more than 10% of the Fund's total assets will be rated below BBB by S&P or below Baa by Moody's or securities not rated by S&P or Moody's that are of comparable quality (see "Investment Risks -- High Yield, Lower Rated Bonds"). When investing in bonds, the Fund may seek capital gains by taking advantage of price appreciation caused by interest rate and credit quality changes. The Fund may also purchase shares of closed-end investment companies that invest in the securities of issuers in a single country or region. The Fund is also permitted to acquire floating and variable rate securities, purchase securities on a when-issued basis and purchase illiquid securities.

The Fund will invest in the foreign issues of at least three different countries outside the United States. A foreign issue is one the issuer of which (1) is organized under the laws of a specific country, (2) for which the principal securities trading market is in a specific country or (3) derives a significant proportion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in a specific country or which have at least 50 percent of its assets situated in that country. The Fund will invest primarily in developed countries (for example Japan, Canada and the United Kingdom). In addition, the Fund may invest in securities of issuers whose principal activities are in countries with emerging markets. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 113%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

GENERAL INVESTMENT POLICIES AND STRATEGIES

For temporary defensive purposes, during periods when its Advisor determines that market conditions warrant, each Fund may hold a portion of its assets in cash and invest up to 100% of its assets in money market instruments consisting of: securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; repurchase agreements; certificates of deposit; bankers' acceptances; time deposits issued by banks or savings and loan associations; and commercial paper rated in the highest rating category. A Fund may not be pursuing its investment objective when it is engaged in temporary defensive investing.

Each Fund, except the International Equity Index Fund, may purchase restricted securities, including Rule 144A securities, that its respective Advisor determines are liquid pursuant to guidelines established by the Trust's Board of Trustees.

In the event that a security owned by a Fund is downgraded below the stated rating categories, its Advisor will review and take appropriate action with regard to the security.

15

Each Fund may borrow money for temporary or emergency purposes in an amount not to exceed one-third of the value of its total assets. A Fund may not purchase additional securities while its outstanding borrowings exceed 5% of its assets.

Each Fund may purchase securities issued by money market mutual funds. A Fund's purchase of shares of other investment companies is limited by the Investment Company Act of 1940 (the "1940 Act") and will ordinarily result in an additional layer of charges and expenses.

Each of the Funds may engage in securities lending and will limit such practice to 33 1/3% of its total assets.

It is a non-fundamental policy of each Fund to invest no more than 15% of its net assets in illiquid securities. An illiquid security is a security which cannot be disposed of in the usual course of business within seven days at a price approximating its carrying value.

For additional information regarding permitted investments, see "Description of Permitted Investments" in this Prospectus and in the Statement of Additional Information.

INVESTMENT RISKS
EQUITY SECURITIES

Investments in equity securities are generally subject to market risks that may cause their prices to fluctuate over time. The values of convertible equity securities are also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

FIXED INCOME SECURITIES

The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by a nationally recognized statistical rating organization ("NRSRO") to the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Fixed income securities rated BBB by S&P or Baa by Moody's (the lowest rating of investment grade bonds) are deemed by these rating services to have speculative characteristics.

FOREIGN SECURITIES AND FOREIGN CURRENCY CONTRACTS

Investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation,

16
adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Foreign companies may also be subject to less government regulation than U.S. companies. Moreover, the dividends payable on the foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's Shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

By entering into forward foreign currency contracts, the International Equity Index Fund and International Equity Fund will seek to protect the value of its respective investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

HIGH YIELD, LOWER RATED BONDS

A Fund's investments in high yield, lower rated bonds ("junk bonds") involve greater risk of default or price declines than investments in investment grade securities (E.G., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness. The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets. Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market. In addition, the market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are subject to the risk of prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by the Balanced Fund are prepaid, the Balanced Fund generally will reinvest the proceeds in securities with a yield that reflects prevailing interest rates, which may be lower than the prepaid security.

ZERO COUPON OBLIGATIONS

Zero coupon obligations are sold at original issue discount and do not make periodic payments. Zero coupon obligations may be subject to greater fluctuation in value due to interest rate changes than interest bearing obligations. A Fund will be required to include the imputed interest in zero coupon obligations in its current income. Because each Fund distributes all of its net investment income to Shareholders, a Fund may have to sell portfolio

17
securities to distribute the income attributable to these obligations and securities at a time when its Advisor would not have chosen to sell such obligations or securities and which may result in a taxable gain or loss.

INVESTMENT LIMITATIONS

The following investment limitations constitute fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

    1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

    2. Purchase any securities which would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION

From time to time, the Funds may advertise performance (total return and yield). These figures will be historical and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, including any sales charge imposed, for designated time periods (including but not limited to, the period from which a Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gains distributions.

The performance of the Trust's Investor Shares and Flex Shares will normally be lower than for Trust Shares because Investor Shares and Flex Shares are subject to distribution, service and

18
certain transfer agent fees not charged to Trust Shares. Because of their differing distribution expense arrangements, the performance of Flex Shares in comparison to Investor Shares will vary depending upon the investor's investment time horizon.

Each Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

FUNDLINK

All purchases and redemptions of Investor Shares may be completed via FUNDLINK, a telephone activated service that allows Shareholders to transfer money between the STI Classic Funds and a Shareholder's SunTrust bank account(s). To initiate a FUNDLINK transaction, Shareholders are provided a toll-free telephone number (1-800-428-6970) to call the Trust's transfer agent. To utilize this service, a Shareholder must contact an Investment Consultant of a SunTrust Banks, Inc. affiliate bank and complete the appropriate application and authorization agreements.

PURCHASE OF FUND SHARES

Investor Shares are sold on a continuous basis and may be purchased by contacting the Trust's transfer agent, Federated Services Company (the "Transfer Agent"), either by mail, by telephone or by wire. Investor Shares may also be purchased through Investment Consultants of SunTrust Securities, Inc. which serves as Shareholder Servicing Agents to the Trust. Furthermore, Investor Shares may be purchased through certain correspondent banks of SunTrust Banks, Inc. or other financial institutions who have executed dealer sales agreements.

Shares may be purchased on days on which the New York Stock Exchange is open for business (a "Business Day").

A purchase order for any of the Funds will be effective as of the Business Day it is received by the Transfer Agent if the Transfer Agent receives the order before 4:00 p.m. Eastern time. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places. All purchases made by check should be in U.S. dollars and made payable to "STI Classic Funds (Fund
Name)." Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 Business Days. Purchases by mail are considered received after payment by check is converted into federal funds. The purchase price of shares of a Fund is the net asset value next determined after a purchase order is effective plus any applicable sales charge (the "offering price"). The net asset value per share of a Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on any Business Day. Pursuant to guidelines established by the Trustees, the Trust may use a pricing service to provide market quotations or valuations for securities owned by each Fund.

Minimum initial and subsequent purchase amounts, respectively, for each Fund are $2,000 and $1,000 ($100 via statement coupon). Purchases made pursuant to the

19
Systematic Investment Plan (described below) are subject to lower minimum initial and subsequent purchase amounts. Employees and their immediate family members (spouses and children under age 21) of SunTrust Banks, Inc. and its affiliates may establish accounts with a minimum initial purchase amount of $1,000. The minimum initial purchase amount for retirement plans is $2,000. These minimums may be waived at the Distributor's discretion.

Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or Shareholder(s).

The Trust maintains procedures, including identification methods and other means, for ascertaining the identity of callers and authenticity of instructions. If reasonable procedures are not employed, the Trust and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions. Neither the Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon telephone or wire instructions reasonably believed to be genuine.

Shares of the Funds are offered only to residents of states in which the shares are eligible for purchase. Investors in certain states may be required to purchase shares through institutions registered as broker/dealers in such states.

Although the methodology and procedures for calculating the net asset value of Investor Shares are identical to those for Trust Shares and Flex Shares, the net asset value per share of the classes may differ because of the distribution and certain transfer agent expenses charged to Investor Shares and Flex Shares.

SYSTEMATIC INVESTMENT PLAN

Shares of each Fund may be purchased systematically through deductions from checking or savings accounts maintained through SunTrust Banks, Inc. affiliate banks. Investors may purchase shares on a fixed schedule (semi-monthly or monthly) with amounts from $100 up to $100,000. The Systematic Investment Plan is subject to account minimum initial purchase and subsequent amounts of $500 and $50 and minimum maintained balance requirements. The purchases will be effective on the Business Day that the Transfer Agent receives the transmission.

SALES CHARGE INFORMATION

The following schedule applies to the purchase of Investor Shares of a Fund:

                                                                                       AMOUNT OF
                                             SALES CHARGE        SALES CHARGE        SALES CHARGE
                                                 AS A                AS A            REALLOWED TO
                                              PERCENTAGE         PERCENTAGE OF       DEALERS AS A
                                             OF OFFERING          NET AMOUNT         % OF OFFERING
                                                PRICE              INVESTED             PRICE*
                                          ------------------  -------------------  -----------------
Less than $100,000......................           3.75%               3.90%              3.375%
$100,000 but less than $250,000.........           3.25%               3.36%              2.925%
$250,000 but less than $1,000,000.......           2.50%               2.56%              2.250%
$1,000,000 and higher...................           1.50%               1.52%              1.350%

* The entire sales charge will be reallowed to dealers affiliated with the Advisers and their affiliates. Dealers who receive more than 90% of the sales charge may be considered underwriters for purposes of the Securities Act of 1933.

20

Employees and their immediate family members (spouses and children under age 21) of SunTrust Banks, Inc. and its affiliates, as well as persons investing distributions from qualified employee benefit retirement plans or rollovers from Individual Retirement Accounts ("IRAs") previously established with a SunTrust Banks, Inc. affiliate bank trust department, will be exempt from sales charges in purchasing Investor Shares.

When accounts for which a subsidiary bank of SunTrust Banks, Inc. has acted in a fiduciary, administrative, custodial or investment advisory capacity are closed and Investor Shares purchased, the Investor Shares that are purchased in an amount equal to or lesser than the value of the account distribution will be exempt from sales charges. Any subsequent purchases will be subject to the applicable sales charge.

Purchases of STI Classic Funds Investor Shares and/or Trust Shares through a SunTrust Securities, Inc. asset allocation account will be exempt from sales charges.

RIGHTS OF ACCUMULATION

In calculating the sales charge rates applicable to current purchases of a Fund's Investor Shares by a "single purchaser," the Trust will cumulate current purchases at the offering price with the current market value of previously purchased Investor Shares of any Trust's non-Money Market Funds ("Eligible Funds") which are sold subject to a sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of an Eligible Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code of 1986, as amended, including related plans of the same employer. Furthermore, under this provision, purchases by a "single purchaser" shall include purchases by an individual for his/her own account in combination with (i) purchases of that individual and spouse for their joint account or for trust and custodial accounts for their minor children and (ii) purchases of that individual's spouse for his/her own account. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Distributor for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their children (under age 21), and give the ages of such children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

LETTER OF INTENT

By submitting a Letter of Intent to the Transfer Agent, a "single purchaser" may purchase shares of an Eligible Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. The purchase price for these prior trades will not be adjusted.

A written Letter of Intent provided to the Transfer Agent, is not legally binding on the signer or a Fund, and provides for the holding in escrow by the transfer agent of 3.75% of the total amount intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended

21
investment is not completed, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased.

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE

The Trust will combine purchases of Investor Shares of Eligible Funds made on the same day by the investor, his/her spouse, and his/her children under age 21 when calculating the sales charge. This combination may also apply to purchases made pursuant to a Letter of Intent. Purchases made by such persons over a 13-month period could thus qualify the entire purchase for a reduced sales charge.

SPECIAL DIVIDEND SERVICES

Dividend distributions made by a Fund can be automatically reinvested in any one Fund of the Trust without a sales charge, subject to account minimum initial purchase amounts and minimum maintained balance requirements.

REPURCHASE OF FUND SHARES

Investor Shares of a Fund may be purchased at their net asset value if Investor Shares sold subject to a sales charge were redeemed from a Fund within the past 60 days. The amount which may be reinvested is limited to an amount up to but not exceeding the redemption proceeds. In order to exercise this privilege, a written order for the purchases must be received by the Transfer Agent within 60 days after the redemption. It is the responsibility of the investor to notify the Transfer Agent that the investor is repurchasing Investor Shares at the time of the transaction.

REDEMPTION OF FUND SHARES

Shareholders may redeem their Investor Shares without charge on any day that net asset value is calculated. Investor Shares may ordinarily be redeemed by mail or telephone request to the Transfer Agent.

However, all or part of a shareholder's holdings of Investor Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account. Redemption orders must be received by the Transfer Agent before 4:00 p.m. Eastern time on any Business Day to be effective that day. Redemption proceeds are remitted within five Business Days following receipt of the order.

Requests for redemptions from the Funds may be placed in writing or by telephone directly to an Investment Consultant of a SunTrust Banks, Inc. affiliate bank, through SunTrust Securities, Inc., and through certain correspondent banks of SunTrust Banks, Inc. (or via FUNDLINK to the Transfer Agent). Redemptions placed via telephone or FUNDLINK (1-800-428-6970) can only be placed for a minimum of $1,000.

Redemption proceeds can be wired, distributed by check or transferred to a Shareholder's account via FUNDLINK. There will be a $7.00 wire charge for redemptions processed from accounts which require wires to particular banks.

When Investor Shares are purchased by check or through Automated Clearing House ("ACH") the proceeds from the redemption of those Shares are not available, and the Shares may not be exchanged, until the Trust or its agents are reasonably certain that the purchase check has cleared, which could take up to 15 Business Days.

A Shareholder may be required to redeem Investor Shares if the balance in a Shareholder's Fund account drops below $2,000 as a result of redemptions and the

22

Shareholder does not increase its balance to at least $2,000 on 60 days' written notice. The minimum account balance for employees of SunTrust Banks, Inc. and its affiliates is $1,000. The Trust intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in liquid portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Redemptions of $25,000 or greater must be in writing and a signature guarantee must accompany the written request.

SYSTEMATIC WITHDRAWAL PLAN

A systematic withdrawal plan can be established for any Fund account with a $10,000 minimum balance. Under the plan, redemptions can be automatically processed (monthly, quarterly, semi-annually or annually) by check or through an electronic transfer to a Shareholder's SunTrust Banks, Inc. affiliate bank account with a minimum redemption amount of $50.

EXCHANGES

Some or all of the Investor Shares of the Funds for which payment has been received (i.e., an established account) may be exchanged for Investor Shares of other Funds within the Trust. Shares being exchanged for the first time from a Money Market Fund into a Fund with a sales charge will be subject to the sales charge of that Fund. Likewise, Shares being exchanged for the first time into a Fund with a higher sales charge will be subject to an incremental sales charge. Exchanges made from a Fund with a higher sales charge to a Fund with a lower sales charge or a Money Market Fund are made without a sales charge.

Four exchanges may be made per calendar year. More than four exchanges in a year may be considered an abuse of the exchange privilege. The Trust reserves the right to charge a $10.00 fee for each exchange. A Shareholder with more than four exchanges per year will be notified prior to the imposition of any such fee. Exchanges may be requested through an Investment Consultant of a SunTrust Banks, Inc. affiliate bank, SunTrust Securities, Inc. and certain correspondent banks of SunTrust Banks, Inc., either by telephone or in writing, (or via FUNDLINK through the Transfer Agent). The minimum exchange amount is $1,000 subject to account minimum initial purchase amounts and minimum maintained balance requirements. This exchange offer is subject to change or termination by the Trust upon 60 days' notice.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income (exclusive of capital gains) are declared and paid quarterly by each of the Funds except that dividends are declared and paid annually by the International Equity Index Fund and International Equity Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) plus dividend or distribution income on such assets, (iv) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to the Fund on

23
the basis of its relative net assets. Shareholders of record on the record date will be entitled to receive dividends.

The net asset value of Investor Shares of the Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in the form of additional Investor Shares of the same Fund unless the customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing prior to the date of distribution to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions are paid within ten days of the end of the time period to which the dividend relates. Dividends and distributions payable to a Shareholder are paid in cash within ten Business Days after a Shareholder's complete redemption of its Investor Shares in a Fund.

TAX INFORMATION

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of each Fund or its Shareholders. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF EACH FUND:

Each Fund is treated as a separate entity for federal tax purposes, and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies by the Internal Revenue Code of 1986, as amended, (the "Code") so that it will be relieved of federal income tax on that part of its net investment income and net capital gains (the excess of long-term capital gains over net short-term capital loss) which is distributed to Shareholders. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

TAX STATUS OF DISTRIBUTIONS:

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income paid by the Funds will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends received deduction for corporate Shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. Any net capital gains will be distributed annually and will be taxed to Shareholders as long-term capital gains, regardless of how long the Shareholder has held shares and regardless of whether distributions are received in cash or in additional shares. For certain individual Shareholders, net long-term capital gains may be taxed at a lower rate than ordinary income. The Funds will make annual reports to Shareholders of the federal income tax status of all distributions. Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholder on December 31 of that year, if paid by the Fund at any time during the following January.

24

Income derived by a Fund from obligations of foreign issuers may be subject to foreign withholding taxes. The International Equity Index and International Equity Funds expect to elect to treat Shareholders as having paid their proportionate share of such foreign taxes. The other Funds will not be able to make this election.

Income received on direct U.S. obligations is exempt from tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by the Shareholder as income dividends from a fund, provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. The Funds will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular state.

A sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

STI CLASSIC FUNDS INFORMATION
THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

BOARD OF TRUSTEES

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

INVESTMENT ADVISORS

The Advisors are indirect wholly-owned subsidiaries of SunTrust Banks, Inc. ("SunTrust"), a southeastern regional bank holding company with assets of $66 billion as of December 31, 1995. SunTrust ranks among the twenty largest U.S. banking companies. Its three principal subsidiaries--SunTrust Banks of Florida, Inc., SunTrust Banks of Georgia, Inc. and SunTrust Banks of Tennessee, Inc.-- provide a wide range of personal and corporate banking, trust, and investment services through more than 600 locations in the three-state area. Total discretionary assets under management with SunTrust Banks, Inc. equalled approximately $47 billion as of December 31, 1995.

STI Capital Management, N.A. ("STI Capital") serves as the Advisor to the Capital Growth, Value Income, Mid-Cap Equity, Balanced and International Equity Funds and joint advisor to

25
the International Equity Index Fund. As of June 30, 1996, STI Capital had discretionary management authority with respect to assets of approximately $11 billion. The principal business address of STI Capital is P.O. Box 3808, Orlando, Florida 32802.

Trusco Capital Management, Inc. ("Trusco") serves as the Advisor to the Sunbelt Equity Fund and as joint advisor to the International Equity Index Fund. As of June 30, 1996, Trusco had approximately $13.7 billion in assets under management. The principal business address of Trusco is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.

The Trust and the above Advisors have entered into advisory agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisors make the investment decisions for the assets of the Funds they advise and continuously review, supervise and administer their Fund's respective investment program. The Advisors discharge their responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. STI CLASSIC FUNDS ARE NOT DEPOSITS, ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT ENDORSED OR GUARANTEED BY AND DO NOT CONSTITUTE OBLIGATIONS OF SUNTRUST BANKS, INC. OR ANY OF ITS AFFILIATES. INVESTMENTS IN THE FUNDS INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE AND SHARES AT REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THERE IS NO GUARANTEE THAT ANY STI CLASSIC FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. With respect to all Funds, the Advisors may execute brokerage or other agency transactions through affiliates of the Advisors.

For the services provided and expenses incurred pursuant to the Advisory Agreements, STI Capital is entitled to receive advisory fees computed daily and paid monthly at the annual rate of 1.15%, 0.95%, 1.15%, 0.80% and 1.25% of the average daily net assets of the Capital Growth, Balanced, Mid-Cap Equity, Value Income Stock and International Equity Funds, respectively. Trusco is entitled to receive an advisory fee computed daily and paid monthly at the annual rate of 1.15% of the average daily net assets of the Sunbelt Equity Fund. Trusco and STI Capital jointly are entitled to receive an advisory fee computed daily and paid monthly at the annual rate of 0.90% of the average daily net assets of the International Equity Index Fund.

Although the advisory fee for each Fund is higher than advisory fees paid by other mutual funds, the Trust believes that the fee is comparable to the advisory fee paid by many other mutual funds with similar investment objectives and policies. From time to time, an Advisor may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. Currently, the Advisors and the Distributor have agreed to voluntary reductions in their respective fees as well as reductions in service and distribution fees in amounts necessary to maintain the total operating expenses at the amounts set forth in the Expense Summary. Voluntary reductions of fees may be terminated at any time.

For the fiscal year ended May 31, 1996, STI Capital received advisory fees computed daily and paid monthly at the annual rate of 1.03%, 0.80%, 1.00%, 0.79% and 1.06% of the average daily net assets of the Capital Growth, Value Income Stock, Mid-Cap Equity, Balanced and International Equity Funds, respectively. Trusco received an advisory fee computed daily and paid monthly at the annual rate of 1.02% of the average daily net assets of Sunbelt Equity Fund. Trusco and STI Capital jointly received an advisory fee computed daily and paid monthly

26
at the annual rate of 0.76% of the average daily net assets of the International Equity Index Fund.

PORTFOLIO MANAGERS

Mr. Anthony Gray has been responsible for the day-to-day management of the Capital Growth Fund since it commenced operations. Mr. Gray has served as Chief Executive Officer and Chief Investment Officer of STI Capital since 1979. Mr. Gray has also been responsible for the day-to-day management of the equity portion of the Balanced Fund since it commenced operations.

Mr. Mills Riddick, CFA, has been responsible for the day-to-day management of the Value Income Stock Fund since April, 1995. Mr. Riddick has been a value portfolio manager at STI Capital Management since 1989.

Mr. Elliott A. Perny has been responsible for the day-to-day management of the Mid-Cap Equity Fund since October 1, 1996. Mr. Perny has served as Senior Executive Vice President of STI Capital since September, 1992 and has served as a portfolio manager with STI Capital since 1991.

Mr. L. Earl Denney, CFA, has been responsible for the day-to-day management of the fixed income portion of the Balanced Fund since it commenced operations. Mr. Denney has served as Executive Vice President of STI Capital since 1983.

Mr. Dan Jaworski has been responsible for the day-to-day management of the International Equity Fund since it commenced operations. Mr. Jaworski joined STI Capital in 1995. Prior to joining STI Capital he managed international portfolios at Lazard Freres Asset Management from 1993 through 1994 and the Principal Financial Group from 1988 through 1993.

Mr. James Foster has been responsible for the day-to-day management of the Sunbelt Equity Fund since it commenced operations. Mr. Foster has served as a Vice President of Trusco since 1989.

BANKING LAWS

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, currently
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or its affiliates from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and generally prohibit banks from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as an investment advisor, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Advisors believe that each may perform the services for STI Classic Funds contemplated by their respective Advisory Agreements described in this Prospectus without violation of applicable banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Advisors from continuing to perform services for STI Classic Funds. If the Advisors were prohibited from providing services to STI Classic Funds, the Board of Trustees would consider selecting other qualified firms. Any new investment advisory agreements would be subject to Shareholder approval.

If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing,

27
controlling, or distributing shares of an investment company were relaxed, the Advisors, or their affiliates, would consider the possibility of offering to perform additional services for STI Classic Funds. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Advisors, or such affiliates, might offer to provide such services.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

DISTRIBUTION

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust, are parties to a distribution agreement (the "Distribution Agreement") dated May 29, 1992. The Investor Shares of each Fund have a distribution plan ("Investor Plan"). The Distribution Agreement and the Investor Plan provide that the Investor Shares of the Funds may pay a distribution services fee to the Distributor of up to .68% of the daily net assets of the Capital Growth Fund, .33% of the average daily net assets of the Value Income Stock Fund, .43% of the average daily net assets of the Mid-Cap Equity and Sunbelt Equity Funds, .28% of the average daily net assets of the Balanced Fund and .38% of the average daily net assets of the International Equity Index Fund and .33% of the average daily net assets of the International Equity Fund. The Distributor will waive all or a portion of the distribution fee in order to limit the net expenses of the Investor Shares to the amounts set forth under "Expense Summary." The Distributor may apply this fee toward: (a) compensation for its services in connection with distribution assistance or provision of shareholder services; or (b) payments to financial institutions and intermediaries such as banks (including SunTrust Banks, Inc.'s affiliate banks), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of Shareholder services. The Investor Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. SunTrust Banks, Inc.'s affiliate banks and certain correspondent banks may serve as shareholder servicing agents to the Trust. A prospective investor may visit any one of the Investment Services offices of the SunTrust Banks, Inc.'s affiliate banks, as listed on the last pages of the Prospectus, SunTrust Securities, Inc. or certain correspondent banks of SunTrust Banks, Inc. to receive copies of the Prospectuses for the Investor Shares of the Trust and application forms. Trust Shares of each Fund are offered without a sales charge or a distribution fee primarily to institutional investors, including affiliates and correspondents for the investment of funds in which they act in a fiduciary, agency, investment advisory or custodial capacity. The Flex Shares of a Fund are subject to a contingent deferred sales charge, pay a distribution services fee to the Distributor and are also subject to a services fee for personal service and maintenance of shareholder accounts. The contingent deferred sales charge option of the Flex Shares provides investors with an alterntive purchase arrangement to Investor Shares. An investor may call 1-800-874-4770 to receive more information regarding Trust or Flex Shares. It is possible

28
that a financial institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares.

Each Fund may execute brokerage or other agency transactions through the Distributor, for which the Distributor receives compensation.

With respect to each of the Funds, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.

ADMINISTRATION

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with certain administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly, at an annual rate as follows:

AVERAGE AGGREGATE NET ASSETS                   FEE
------------------------------------------  ---------
$1 - $1 billion                               0.10%
over $1 billion to $5 billion                 0.07%
over $5 billion to $8 billion                 0.05%
over $8 billion to $10 billion                0.045%
over $10 billion                              0.04%

From time to time, the Administrator may waive (either voluntarily or pursuant to applicable state limitations) all or a portion of the administration fee payable with respect to the Trust.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, is the transfer agent for the shares of the Trust and dividend disbursing agent for the Trust.

CUSTODIAN

SunTrust Bank, Atlanta, c/o STI Trust & Investment Operations, Inc., 303 Peachtree Street N.E., 14th Floor, Atlanta, Georgia 30308 serves as custodian of the assets of each Fund with the exception of the International Equity Index and the International Equity Funds. Union Bank of California, 475 Sansome Street, Suite 1200, San Francisco, California 94111, serves as custodian for the International Equity Index Fund. The Bank of New York, One Wall Street, New York, New York 10286, serves as custodian for the International Equity Fund. The custodians hold cash, securities and other assets of the Trust as required by the 1940 Act.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants to the Trust are Arthur Andersen LLP, Philadelphia, Pennsylvania.

OTHER INFORMATION
VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. As a

29
Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholders may contact the Transfer Agent in order to obtain information on account statements, procedures and other related information by calling 1-800-874-4770.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of the permitted investments for the Funds. Further discussion is contained in the Statement of Additional Information.

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES -- Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that

30
recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

CORPORATE DEBT OBLIGATIONS -- Corporate debt obligations are debt instruments issued by corporations with maturities exceeding 270 days. Such instruments may include putable corporate bonds and zero coupon bonds.

CUSTODIAL RECEIPTS -- Custodial receipts are interests in separately traded interest and principal component parts of U. S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U. S. Treasury obligations into a special account at custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TRs, TIGRs and CATS are sold as zero coupon securities. See "Zero Coupon Obligations."

DERIVATIVES -- Derivatives are securities whose value is derived from an underlying contract, index or security, or any combination thereof. This includes: futures, swap agreements, and some mortgage-back securities (CMOs, REMICs and SMBs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Policies and Strategies" for more information about any investment policies and limitations applicable to their use.

EUROPEAN DEPOSITARY RECEIPTS ("EDRs") -- EDRs are securities, typically

31
issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. EDRs may be available for investment through "sponsored" or "unsponsored" facilities. See "ADRs."

FORWARD FOREIGN CURRENCY CONTRACTS -- A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over seven days in length.

MEDIUM TERM NOTES -- Medium term notes are periodically or continuously offered

32
corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

COLLATERALIZED MORTGAGE OBLIGATIONS: CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in

33
real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

OBLIGATIONS OF SUPRANATIONAL ENTITIES -- Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS ON CURRENCIES -- The International Equity Index Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolio's exposure to changes in dollar exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. Government securities or other high grade liquid debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

PAY-IN-KIND SECURITIES -- Pay-in-kind securities are bonds or preferred stock that pay interest or dividends in the form of additional bonds or preferred stock.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The custodian will hold the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the Investment Company Act of 1940.

34

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. Rule 144A securities are securities that have not been registered under the Securities Act of 1933, but which may be traded between certain institutional investors, including investment companies. The Trust's Board of Trustees is responsible for developing guidelines and procedures for determining the liquidity of restricted securities and monitoring the Advisors' implementation of the guidelines and procedures.

SECURITIES LENDING -- In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

STANDBY COMMITMENTS AND PUTS -- Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

SWAPS, CAPS, FLOORS and COLLARS -- Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on the Fund's performance. Swap agreements are

35
subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation the Fund may have under these types of arrangements will be covered by setting aside liquid high grade securities in a segregated account. The Fund will enter into swaps only with counterparties believed to be creditworthy.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., FNMA securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will segregate liquid high grade debt securities or cash in an amount at least equal to these commitments.

36
The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON OBLIGATIONS -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

APPENDIX
I.  BOND RATINGS
CORPORATE BONDS

The following are descriptions of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") corporate bond ratings.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Debt rated BB, B, CCC, CC or C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times

A-2
over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

II.  COMMERCIAL PAPER AND SHORT-TERM RATINGS

The following descriptions of commercial paper ratings have been published by S&P, Moody's, Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff") and IBCA Limited ("IBCA"), respectively.

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+ and 1. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 and Prime-2 by Moody's are judged by Moody's to have superior ability and strong ability for repayment, respectively.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

TRUST AND INVESTMENT SERVICES OFFICES OF SUNTRUST BANKS, INC. AFFILIATE BANKS:

FLORIDA: (STATEWIDE TOLL FREE) 1-800-526-1177

SUNTRUST SECURITIES, INC. -- FLORIDA

200 S. Orange Avenue
Tower 10
Orlando, FL 32801
(407) 237-4380
1-800-432-4760, ext. 4380

501 E. Las Olas Boulevard
Ft. Lauderdale, FL 33301
(954) 765-7422

Boca Raton Office
800 S. Federal Highway
Boca Raton, FL 33435
(561) 243-6707

Coral Ridge Office
2626 E. Oakland Park Blvd.
Ft. Lauderdale, FL 33306
(954) 765-2155

Delray Beach Office
302 E. Atlantic Avenue
Delray Beach, FL 33483
(561) 243-6750

5200 W. Atlantic Ave.
Delray Beach, FL 33484
(561) 243-6743

Hollywood Office
2001 Hollywood Blvd.
Hollywood, FL 33021
(954) 765-7062

Palm Beach Office
303 Royal Poinciana Plaza
Palm Beach, FL 33480
(561) 835-2855

PGA Office
4500 PGA Blvd.
Palm Beach Gardens, FL 33410
(561) 835-2802

8200 W. Broward Blvd.
Plantation, FL 33324
(954) 765-7661

777 Brickell Avenue
Miami, FL 33131
(305) 579-7450

401 E. Jackson Street
Tampa, FL 33602
(813) 224-2517

700 Virginia Avenue
Ft. Pierce, FL 34982
(407) 467-6459

Osceola Office
111 E. Osceola Street
Stuart, FL 34994
(407) 223-6012

Belnova Office
120 S. Ridgewood Avenue
Daytona Beach, FL 32114
(904) 258-2390

Bill France Office
4900 Clyde Morris Blvd.
Port Orange, FL 32119
(904) 258-2654

Deland Office
302 E. New York Avenue
Deland, FL 32724
(904) 822-5891

200 W. Forsyth Street
Jacksonville, FL 32202
(904) 632-2534

1612 E. Cape Coral Parkway
Cape Coral, FL 33904
(941) 540-6128

Pelican Bay Office
801 Laurel Oak Drive
Naples, FL 33963
(941) 598-0515

South Gate Office
3400 S. Tamiami Trail
Sarasota, FL 34230
(941) 316-4027

Port Charlotte Office
18501 Murdock Circle
Port Charlotte, FL 33949
(941) 625-9286

5899 Whitfield Avenue
Sarasota, FL 34243
(941) 359-7415

North Beneva Office
3577 Fruitville Road
Sarasota, FL 34237
(941) 316-4003

South Beneva Office
8181 S. Tamiami Trail
Sarasota, FL 34231
(941) 927-7903

Venice Office
200 Nokomis Avenue South
Venice, FL 34285
(941) 486-4417

210 Security Square
Winter Haven, FL 33880
(941) 297-6855

One East Jefferson Street
Brooksville, FL 34601
(352) 754-5798

Crystal River Office
1502 SE Highway 19
Crystal River, FL 34428
(352) 795-8214

5435 Gall Blvd.
Zephyrhills, FL 33541
(813) 780-4154

6335 U.S. Highway 19
New Port Richey, FL 34652
(813) 861-4375

Seven Hills Office
1170 Mariner Blvd.
Spring Hill, FL 34609
(352) 754-5779

203 E. Silver Springs Blvd.
Ocala, FL 34470
(352) 368-6477

3522 Thomasville Road
Tallahassee, FL 32308
(904) 298-5064

511 W. 23rd Street
Panama City, FL 32405
(904) 872-6086

11 Hoffman Drive
Gulf Breeze, FL 32561
(904) 435-1264

GEORGIA:

SUNTRUST SECURITIES, INC. -- GEORGIA
55 Park Place
First Floor
Atlanta, GA 30303
(404) 588-8108
1-800-600-6350

101 N. Lumpkin Street
Athens, GA 30601
(706) 354-5346

Gainesville Branch
427 Oak Street
Gainesville, GA 30501
(770) 503-8674

100 East Second Avenue
Rome, GA 30161
(706) 236-4325

2815 Wrightsboro Road
Augusta, GA 30909
(706) 821-2015

606 Cherry Street
Macon, GA 31201
(912) 755-5175

1246 First Avenue
Columbus, GA 31901
(706) 649-3631

33 Bull Street, Suite 208
Savannah, GA 31401
(912) 944-1165

410 W. Broad Avenue
Albany, GA 31701
(912) 430-5468

Coffee County Branch
201 S. Peterson Avenue
Douglas, GA 31533
(912) 383-5242

510 Gloucester Street
Brunswick, GA 31520
(912) 262-5322

Sea Island Road Branch
701 Sea Island Road
St. Simons Island, GA 31522
(912) 638-3620
(912) 262-2227

TENNESSEE:

SUNTRUST SECURITIES, INC. -- TENNESSEE

424 Church Street
4th Floor
Nashville, TN 37219
(615) 748-4477
1-800-932-2652

736 Market Street
Chattanooga, TN 37402
(423) 757-3005
TN WATS 1-800-572-7306, Ext. 3005
Bordering States WATS
1-800-874-1083, Ext. 3005 Out of State WATS
1-800-251-6266, Ext. 3005

9950 Kingston Pike
Knoxville, TN 37997
(423) 544-2181
1-800-456-1177

207 Mockingbird Lane
Johnson City, TN 37604
(423) 461-1005

25 Public Square
Lawrenceburg, TN 38464
(615) 762-3511

ALABAMA:

SUNTRUST SECURITIES, INC. -- ALABAMA

201 South Court Street
Florence, AL 35630
(205) 767-8537

STI CLASSIC FUNDS ORGANIZATIONAL OVERVIEW

*          INVESTMENT ADVISORS
           Trusco Capital Management, Inc.      50 Hurt Plaza
                                                Suite 1400
                                                Atlanta, GA 30303
           STI Capital Management, N.A.         P.O. Box 3808
                                                Orlando, FL 32802
*          DISTRIBUTOR
           SEI Financial Services Company       680 E. Swedesford Road
                                                Wayne, PA 19087
*          ADMINISTRATOR
           SEI Fund Resources                   680 E. Swedesford Road
                                                Wayne, PA 19087
*          TRANSFER AGENT
           Federated Services Company           Federated Investors Tower
                                                Pittsburgh, PA 15222-3779
*          CUSTODIAN
           SunTrust Bank, Atlanta               c/o STI Trust & Investment
                                                Operations, Inc.
                                                303 Peachtree Street N.E.
                                                14th Floor
                                                Atlanta, GA 30308
           Union Bank of California             475 Sansome Street
           (International Equity Index Fund     Suite 1200
           only)                                San Francisco, CA 94111
           The Bank of New York                 One Wall Street
           (International Equity Fund only)     New York, New York 10286
*          LEGAL COUNSEL
           Morgan, Lewis & Bockius LLP          2000 One Logan Square
                                                Philadelphia, PA 19103
*          INDEPENDENT PUBLIC ACCOUNTANTS
           Arthur Andersen, LLP                 1601 Market Street
                                                Philadelphia, PA 19103

100092/10-95

                                  DISTRIBUTOR
                             SEI Financial Services
                                    Company

                        -- - - - - - - - - - - - - - - -

                                   PROSPECTUS

                                INVESTOR SHARES

                              CAPITAL GROWTH FUND

                            VALUE INCOME STOCK FUND

                             AGGRESSIVE GROWTH FUND

                                 BALANCED FUND

                              SUNBELT EQUITY FUND

                              INTERNATIONAL EQUITY
                                   INDEX FUND

                              INVESTMENT ADVISORS
                          STI CAPITAL MANAGEMENT, N.A.
                        TRUSCO CAPITAL MANAGEMENT, INC.
                                OCTOBER 1, 1996

                                     [LOGO]

                               STI CLASSIC FUNDS
                                INVESTOR SHARES
                           INVESTMENT GRADE BOND FUND
                     INVESTMENT GRADE TAX-EXEMPT BOND FUND
                        U.S. GOVERNMENT SECURITIES FUND
                 LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
                              SHORT-TERM BOND FUND
                    SHORT-TERM U.S. TREASURY SECURITIES FUND
                          FLORIDA TAX-EXEMPT BOND FUND
                          GEORGIA TAX-EXEMPT BOND FUND
                         TENNESSEE TAX-EXEMPT BOND FUND
                        PRIME QUALITY MONEY MARKET FUND
                  U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                          TAX-EXEMPT MONEY MARKET FUND

                       INVESTMENT ADVISORS TO THE FUNDS:
                        TRUSCO CAPITAL MANAGEMENT, INC.
                          STI CAPITAL MANAGEMENT, N.A.
                        SUNTRUST BANK, CHATTANOOGA, N.A.
                             SUNTRUST BANK, ATLANTA
                                (THE "ADVISORS")

The STI Classic Funds (the "Trust") is a mutual fund that offers shares in a number of separate investment portfolios (each a "Fund" and, collectively, the "Funds"). This Prospectus sets forth concisely the information about the Investor Shares of the above-referenced Funds. Investors are advised to read this Prospectus and retain it for future reference.

A Statement of Additional Information relating to the Funds dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 or by calling 1-800-874-4770. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

THE TRUST'S SHARES ARE NOT SPONSORED, ENDORSED, OR GUARANTEED BY, AND DO NOT CONSTITUTE OBLIGATIONS OR DEPOSITS OF, THE ADVISORS OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS INCLUDING SUNTRUST BANKS, INC., ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

OCTOBER 1, 1996

2

Throughout this Prospectus, the Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Short-Term U.S. Treasury Securities Fund, Short-Term Bond Fund, U.S. Government Securities Fund and Limited-Term Federal Mortgage Securities Fund, which invest primarily in bonds and other fixed income instruments, may be referred to as the "Bond Funds," the Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund and Tennessee Tax-Exempt Bond Fund, which invest primarily in tax-exempt bonds and other fixed income instruments, may be referred to as the "State Tax-Exempt Bond Funds," and the Prime Quality Money Market Fund, U.S. Government Securities Money Market Fund and Tax-Exempt Money Market Fund may be referred to as the "Money Market Funds."

                               TABLE OF CONTENTS

Expense Summary...........................................................     3
Financial Highlights......................................................     6
The Trust.................................................................     8
Funds and Investment Objectives...........................................     8
Investment Policies and Strategies........................................     9
General Investment Policies and Strategies................................    18
Investment Risks..........................................................    18
Investment Limitations....................................................    20
Performance Information...................................................    21
Fundlink..................................................................    22
Purchase of Fund Shares...................................................    22
Redemption of Fund Shares.................................................    26
Exchanges.................................................................    27
Dividends and Distributions...............................................    28
Tax Information...........................................................    29
STI Classic Funds Information.............................................    31
The Trust.................................................................    31
Board of Trustees.........................................................    31
Investment Advisors.......................................................    31
Portfolio Managers........................................................    33
Banking Laws..............................................................    33
Distribution..............................................................    34
Administration............................................................    35
Transfer Agent and Dividend Disbursing Agent..............................    35
Custodian.................................................................    36
Legal Counsel.............................................................    36
Independent Public Accountants............................................    36
Other Information.........................................................    36
Voting Rights.............................................................    36
Reporting.................................................................    36
Shareholder Inquiries.....................................................    36
Description of Permitted Investments......................................    36
Appendix..................................................................   A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR SEI FINANCIAL SERVICES COMPANY (THE "DISTRIBUTOR"). THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

3

                                EXPENSE SUMMARY
                                INVESTOR SHARES

The purpose of the following tables is to help you understand the various costs and expenses that a shareholder will bear, directly or indirectly, in connection with an investment in the Investor Shares of each Fund.

SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------------------------------------------------
                                                  INVESTMENT GRADE BOND,
                                                     INVESTMENT GRADE       LIMITED-TERM                    SHORT-TERM
                                                     TAX-EXEMPT BOND           FEDERAL                     U.S. TREASURY
                                                   AND U.S. GOVERNMENT        MORTGAGE       SHORT-TERM     SECURITIES
                                                     SECURITIES FUNDS      SECURITIES FUND    BOND FUND        FUND
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price)..................          3.75%                 2.50%           2.00%          1.00%
Maximum Sales Charge Imposed on Reinvested
 Dividends......................................           None                 None            None           None
Maximum Deferred Sales Charge...................           None                 None            None           None
Redemption Fees(1)..............................           None                 None            None           None
Exchange Fee....................................           None                 None            None           None
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

(1) There is a $7.00 wire charge for redemptions for all funds processed from retail accounts which require wires to particular banks.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                                                               LIMITED-TERM
                                               INVESTMENT                        FEDERAL                     SHORT-TERM
                                INVESTMENT     GRADE TAX-                        MORTGAGE                   U.S. TREASURY
                                GRADE BOND    EXEMPT BOND    U.S. GOVERNMENT    SECURITIES    SHORT-TERM     SECURITIES
                                   FUND           FUND       SECURITIES FUND       FUND        BOND FUND        FUND
-------------------------------------------------------------------------------------------------------------------------
Management Fees (after fee
  waivers &
  reimbursements)(1)..........         .63%           .61%              .16%           .43%          .46%            .22%
12b-1 Service & Distribution
  Fees (after fee waivers &
  reimbursements)(2)..........         .22%           .28%              .35%           .20%          .20%            .15%
Other Fund Expenses (after fee
  waivers &
  reimbursements)(3)..........         .30%           .26%              .64%           .27%          .19%            .43%
-------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses
  (after fee waivers &
  reimbursements)(4)..........        1.15%          1.15%             1.15%           .90%          .85%            .80%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

(1) Each Advisor is waiving, on a voluntary basis, a portion of its fee from each Fund. The Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers and reimbursements, Advisory Fees for the Funds would be as follows: Investment Grade Bond Fund -- .74%, Investment Grade Tax-Exempt Bond Fund -- .74%, U.S. Government Securities Fund -- .74%, Limited-Term Federal Mortgage Securities Fund -- .65%, Short-Term Bond Fund -- .65% and Short-Term U.S. Treasury Securities Fund -- .65%. See "Investment Advisors."

(2) The Distributor is reimbursing, on a voluntary basis, a portion of its expenses from each Fund. The Distributor reserves the right to terminate its reimbursement at any time in its sole discretion. Absent such reimbursements, 12b-1 Service & Distribution Fees for the Funds would be as follows: Investment Grade Bond Fund -- .43%, Investment Grade Tax-Exempt Bond Fund -- .43%, U.S. Government Securities Fund -- .38%, Limited-Term Federal Mortgage Securities Fund -- .23%, Short-Term Bond Fund -- .23% and Short-Term U.S. Treasury Securities Fund -- .18%. See "Distribution."

(3) Absent waivers and reimbursements, Other Fund Expenses would be as  follows:
    Investment Grade Bond Fund -- .30%, Investment Grade Tax-Exempt Bond Fund -- .26%, U.S. Government Securities Fund -- 1.38%, Limited-Term Federal Mortgage Securities Fund -- 1.37%, Short-Term Bond Fund -- .84% and Short-Term U.S. Treasury Securities -- .49%.

(4) Absent the voluntary waivers described above, Total Fund Operating Expenses would be as follows: Investment Grade Bond Fund -- 1.47%, Investment Grade Tax-Exempt Bond Fund -- 1.43%, U.S. Government Securities Fund -- 2.50%, Limited-Term Federal Mortgage Securities Fund -- 2.25%, Short-Term Bond Fund -- 1.72% and Short-Term U.S. Treasury Securities Fund -- 1.32%.

4

                                EXPENSE SUMMARY
                                INVESTOR SHARES

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
                                                              STATE TAX-EXEMPT
                                                                 BOND FUNDS
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage
 of offering price).........................................        3.75%
Maximum Sales Charge Imposed on Reinvested Dividends........        None
Maximum Deferred Sales Charge...............................        None
Redemption Fees(1)..........................................        None
Exchange Fee................................................        None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) There is a $7.00 wire charge for redemptions for all funds processed from retail accounts which require wires to particular banks.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                                                                 PRIME       U.S. GOVERNMENT
                                  FLORIDA         GEORGIA       TENNESSEE       QUALITY        SECURITIES       TAX-EXEMPT
                                 TAX-EXEMPT     TAX-EXEMPT      TAX-EXEMPT    MONEY MARKET    MONEY MARKET     MONEY MARKET
                                 BOND FUND       BOND FUND      BOND FUND         FUND            FUND             FUND
---------------------------------------------------------------------------------------------------------------------------
Management Fees (after fee
  waivers &
  reimbursements)(1)..........          .38%            .37%           .00%           .50%              .51%           .47%
12b-1 Service & Distribution
  Fees (after fee waivers &
  reimbursements)(2)..........          .15%            .15%           .10%           .14%              .08%           .09%
Other Expenses (after fee
  waivers &
  reimbursements)(3)..........          .32%            .33%           .75%           .11%              .16%           .16%
---------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses
  (after fee waivers &
  reimbursements)(4)(5).......          .85%            .85%           .85%           .75%              .75%           .72%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

(1) Each Advisor is waiving, on a voluntary basis, a portion of its fee from each Fund. The Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers and reimbursements, Advisory Fees for the Funds would be as follows: Florida Tax-Exempt Bond Fund -- .65%, Georgia Tax-Exempt Bond Fund -- .65%, Tennessee Tax-Exempt Bond Fund -- .65%, Prime Quality Money Market Fund -- .65%, U.S. Government Securities Money Market Fund -- .65%, and Tax-Exempt Money Market Fund -- .55%. See "Investment Advisors."

(2) The Distributor is reimbursing, on a voluntary basis, a portion of its expenses from each Fund. The Distributor reserves the right to terminate its reimbursement at any time in its sole discretion. Absent such reimbursements, 12b-1 Service & Distribution Fees for the Funds would be as follows: Florida Tax-Exempt Bond Fund -- .18%, Georgia Tax-Exempt Bond Fund -- .18%, Tennessee Tax-Exempt Bond Fund -- .18%, Prime Quality Money Market Fund -- .20%, U.S. Government Securities Money Market Fund -- .17% and Tax-Exempt Money Market Fund -- .15%. See "Distribution."

(3) Absent  waivers and  reimbursements,  Other Expenses  would be  as  follows:
    Florida Tax-Exempt Bond Fund -- .53%, Georgia Tax-Exempt Bond Fund -- .58%, Tennessee Tax-Exempt Bond Fund -- 1.25%, Prime Quality Money Market Fund -- .15%, U.S. Government Securities Money Market Fund -- .17% and Tax-Exempt Money Market Fund -- .16%.

(4) Absent the voluntary waivers described above, Total Fund Operating Expenses would be as follows: Florida Tax-Exempt Bond Fund -- 1.36%, Georgia Tax-Exempt Bond Fund -- 1.41%, Tennessee Tax-Exempt Bond Fund -- 2.08%, Prime Quality Money Market Fund -- 1.00%, U.S. Government Securities Money Market Fund -- .99% and Tax-Exempt Money Market Fund -- .86%.

(5) Total Fund Operating Expenses for the Tax-Exempt Money Market Fund have been restated to reflect current fees.

5

                                                                    ONE     THREE     FIVE     TEN
                            EXAMPLES                                YEAR    YEARS    YEARS    YEARS
----------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
  investment assuming: (1) 5% annual return and (2) redemption at the end of each time period.
INVESTMENT GRADE BOND FUND.......................................  $   49   $   73   $   98   $  172
INVESTMENT GRADE TAX-EXEMPT BOND FUND............................  $   49   $   73   $   98   $  172
U.S. GOVERNMENT SECURITIES FUND..................................  $   49   $   73   $   98   $  172
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND....................  $   34   $   53   $   74   $  133
SHORT-TERM BOND FUND.............................................  $   29   $   47   $   66   $  123
SHORT-TERM U.S. TREASURY SECURITIES FUND.........................  $   18   $   35   $   54   $  108
FLORIDA TAX-EXEMPT BOND FUND.....................................  $   46   $   64   $   83   $  138
GEORGIA TAX-EXEMPT BOND FUND.....................................  $   46   $   64   $   83   $  138
TENNESSEE TAX-EXEMPT BOND FUND...................................  $   46   $   64   $   83   $  138
PRIME QUALITY MONEY MARKET FUND..................................  $    8   $   24   $   42   $   93
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND.....................  $    8   $   24   $   42   $   93
TAX-EXEMPT MONEY MARKET FUND.....................................  $    7   $   23   $   40   $   89
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

THE EXAMPLE IS BASED UPON THE TOTAL OPERATING EXPENSES OF A FUND AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. A person that purchases shares through an account with a financial institution may be charged separate fees by the financial institution. The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Purchase of Fund Shares." Long-term Shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

6

FINANCIAL HIGHLIGHTS

The following information has been audited by Arthur Andersen LLP, independent public accountants to the Trust, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's 1996 Annual Report to Shareholders. Additional performance information regarding each Fund is contained in the Trust's Annual Report to Shareholders and is available without charge by calling 1-800-874-4770.

For an Investor Share Outstanding Throughout the Period

                        NET ASSET                NET REALIZED AND    DISTRIBUTIONS
                          VALUE        NET       UNREALIZED GAINS      FROM NET      DISTRIBUTIONS   NET ASSET
                        BEGINNING   INVESTMENT      (LOSSES) ON       INVESTMENT     FROM REALIZED   VALUE END     TOTAL
                        OF PERIOD     INCOME        INVESTMENTS         INCOME       CAPITAL GAINS   OF PERIOD     RETURN
                        ---------   ----------   -----------------   -------------   -------------   ----------   --------

                         ------------------------------
                         INVESTMENT GRADE BOND FUND
                        ------------------------------
  INVESTOR SHARES
  1996..............    $10.26      $  0.56      $     (0.20)        $    (0.56)             --      $ 10.06        3.50%
  1995..............      9.89         0.57             0.38              (0.58)             --        10.26       10.04%
  1994..............     10.44         0.46            (0.35)             (0.46)     $    (0.20)        9.89        0.86%
  1993 (1)..........     10.00         0.44             0.44              (0.44)             --        10.44        9.21%*

                         -------------------------------------------
                         INVESTMENT GRADE TAX-EXEMPT BOND FUND
                        -------------------------------------------
  INVESTOR SHARES
  1996..............    $11.30      $  0.41      $      0.19         $    (0.41)     $    (0.37)     $ 11.12        5.40%
  1995..............     10.69         0.42             0.61              (0.42)             --        11.30        9.91%
  1994..............     10.79         0.33             0.25              (0.33)          (0.35)       10.69        5.37%
  1993 (2)..........     10.00         0.35             0.82              (0.35)          (0.03)       10.79       11.88%*

                         ----------------------------------
                         U.S. GOVERNMENT SECURITIES FUND
                        ----------------------------------
  INVESTOR SHARES
  1996..............    $10.26      $  0.59      $     (0.33)        $    (0.59)     $    (0.03)     $  9.90        2.47%
  1995 (3)..........     10.00         0.56             0.26              (0.56)             --        10.26        8.61+

                         -------------------------------------------------
                         LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
                        -------------------------------------------------
  INVESTOR SHARES
  1996..............    $10.11      $  0.60      $     (0.14)        $    (0.60)             --      $  9.97        4.59%
  1995 (4)..........      9.98         0.58             0.13              (0.58)             --        10.11        7.45%+

                         -----------------------
                         SHORT-TERM BOND FUND
                        -----------------------
  INVESTOR SHARES
  1996..............    $10.01      $  0.52      $     (0.10)        $    (0.53)     $    (0.02)     $  9.88        4.23%
  1995..............      9.81         0.51             0.19              (0.50)             --        10.01        7.44%
  1994..............     10.03         0.40            (0.21)             (0.40)          (0.01)        9.81        1.81%
  1993 (5)..........     10.06         0.06            (0.03)             (0.06)             --        10.03        1.65%*

                         ------------------------------------------
                         SHORT-TERM U.S. TREASURY SECURITIES FUND
                        ------------------------------------------
  INVESTOR SHARES
  1996..............    $ 9.94      $  0.54      $     (0.10)        $    (0.54)             --      $  9.84        4.52%
  1995..............      9.83         0.46             0.11              (0.46)             --         9.94        6.03%
  1994..............      9.99         0.32            (0.12)             (0.31)     $    (0.05)        9.83        2.01%
  1993 (6)..........     10.01         0.06            (0.02)             (0.06)             --         9.99        1.84%*

                                                                                     RATIO OF NET
                                                  RATIO OF                         INVESTMENT INCOME
                                                     NET       RATIO OF EXPENSES   (LOSS) TO AVERAGE
                      NET ASSETS     RATIO OF    INVESTMENT     TO AVERAGE NET        NET ASSETS
                        END OF       EXPENSES     INCOME TO    ASSETS (EXCLUDING      (EXCLUDING       PORTFOLIO
                        PERIOD      TO AVERAGE   AVERAGE NET      WAIVERS AND         WAIVERS AND       TURNOVER
                         (000)      NET ASSETS     ASSETS       REIMBURSEMENTS)     REIMBURSEMENTS)       RATE
                      -----------   ----------   -----------   -----------------   -----------------   ----------
                      ------------------------------
                       INVESTMENT GRADE BOND FUND
                      ------------------------------
  INVESTOR SHARES
  1996..............  $ 36,155         1.15%         5.40%            1.44%               5.11%         184.33%
  1995..............    33,772         1.15%         5.79%            1.49%               5.45%         237.66%
  1994..............    35,775         1.14%         4.39%            1.41%               4.12%         259.19%
  1993 (1)..........    24,375         1.14%*        4.75%*           1.46%*              4.43%*        299.32%
                      -------------------------------------------
                       INVESTMENT GRADE TAX-EXEMPT BOND FUND
                      -------------------------------------------
  INVESTOR SHARES
  1996..............  $ 37,427         1.15%         3.61%            1.42%               3.34%         513.90%
  1995..............    41,693         1.15%         3.88%            1.43%               3.60%         591.91%
  1994..............    46,182         1.14%         2.96%            1.51%               2.59%         432.46%
  1993 (2)..........    15,844         1.12%*        3.61%*           1.83%*              2.90%*        344.87%
                      ----------------------------------
                       U.S. GOVERNMENT SECURITIES FUND
                      ----------------------------------
  INVESTOR SHARES
  1996..............  $  2,396         1.15%         5.68%            2.50%               4.33%          83.38%
  1995 (3)..........       589         1.15%*        6.08%*           6.84%*              0.39%*         30.39%
                      -------------------------------------------------
                       LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
                      -------------------------------------------------
  INVESTOR SHARES
  1996..............  $  2,512         0.90%         5.75%            2.25%               4.40%          83.01%
  1995 (4)..........       623         0.90%*        6.27%*           7.74%*             (0.57%)*        67.63%
                      -----------------------
                       SHORT-TERM BOND FUND
                      -----------------------
  INVESTOR SHARES
  1996..............  $  2,700         0.85%         5.20%            1.72%               4.33%         162.62%
  1995..............     2,609         0.85%         5.24%            1.56%               4.53%         200.49%
  1994..............     2,381         0.85%         3.94%            2.52%               2.27%          74.85%
  1993 (5)..........       716         0.85%*        3.85%*           7.22%*             (2.52%)*        63.89%
                      ------------------------------------------
                       SHORT-TERM U.S. TREASURY SECURITIES FUND
                      ------------------------------------------
  INVESTOR SHARES
  1996..............  $  4,192         0.80%         5.43%            1.32%               4.91%          94.00%
  1995..............     7,144         0.80%         4.74%            1.33%               4.21%          87.98%
  1994..............     4,841         0.78%         3.11%            1.41%               2.48%         116.57%
  1993 (6)..........     2,423         0.80%*        3.16%*           3.42%*              0.54%*         36.44%

7

FINANCIAL HIGHLIGHTS CONTINUED

                        NET ASSET                NET REALIZED AND    DISTRIBUTIONS
                          VALUE        NET       UNREALIZED GAINS      FROM NET      DISTRIBUTIONS   NET ASSET
                        BEGINNING   INVESTMENT      (LOSSES) ON       INVESTMENT     FROM REALIZED   VALUE END     TOTAL
                        OF PERIOD     INCOME        INVESTMENTS         INCOME       CAPITAL GAINS   OF PERIOD     RETURN
                        ---------   ----------   -----------------   -------------   -------------   ----------   --------

                         --------------------------------
                         FLORIDA TAX-EXEMPT BOND FUND
                        --------------------------------
  INVESTOR SHARES
  1996..............    $10.18      $  0.44      $     (0.06)        $    (0.44)     $    (0.05)     $ 10.07        3.76%
  1995..............      9.75         0.42             0.43              (0.42)             --        10.18        9.04%
  1994 (7)..........     10.00         0.13            (0.25)             (0.13)             --         9.75       (1.22%)+

                         ---------------------------------
                         GEORGIA TAX-EXEMPT BOND FUND
                        ---------------------------------
  INVESTOR SHARES
  1996..............    $ 9.65      $  0.41      $     (0.05)        $    (0.41)     $    (0.02)     $  9.58        3.69%
  1995..............      9.44         0.40             0.21              (0.40)             --         9.65        6.70%
  1994 (8)..........     10.00         0.13            (0.56)             (0.13)             --         9.44       (4.29%)+

                         -----------------------------------
                         TENNESSEE TAX-EXEMPT BOND FUND
                        -----------------------------------
  INVESTOR SHARES
  1996..............    $ 9.53      $  0.41      $     (0.10)        $    (0.42)             --      $  9.42        3.28%
  1995..............      9.23         0.44             0.29              (0.43)             --         9.53        8.24%
  1994 (8)..........     10.00         0.13            (0.77)             (0.13)             --         9.23       (6.39%)+

                         -----------------------------------
                         PRIME QUALITY MONEY MARKET FUND
                        -----------------------------------
  INVESTOR SHARES
  1996..............    $ 1.00      $  0.05               --         $    (0.05)             --      $  1.00        5.08%
  1995..............      1.00         0.05               --              (0.05)             --         1.00        4.62%
  1994..............      1.00         0.03               --              (0.03)             --         1.00        2.71%
  1993 (9)..........      1.00         0.03               --              (0.03)             --         1.00        2.75%*

                         --------------------------------------------------
                         U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                        --------------------------------------------------
  INVESTOR SHARES
  1996..............    $ 1.00      $  0.05               --         $    (0.05)             --      $  1.00        4.99%
  1995..............      1.00         0.04               --              (0.04)             --         1.00        4.51%
  1994..............      1.00         0.03               --              (0.03)             --         1.00        2.63%
  1993 (9)..........      1.00         0.03               --              (0.03)             --         1.00        2.65%*

                         ---------------------------------
                         TAX-EXEMPT MONEY MARKET FUND
                        ---------------------------------
  INVESTOR SHARES
  1996..............    $ 1.00      $  0.03               --         $    (0.03)             --      $  1.00        3.16%
  1995..............      1.00         0.03               --              (0.03)             --         1.00        3.00%
  1994..............      1.00         0.02               --              (0.02)             --         1.00        1.96%
  1993 (9)..........      1.00         0.02               --              (0.02)             --         1.00        2.00%*

                                                                                     RATIO OF NET
                                                  RATIO OF                         INVESTMENT INCOME
                                                     NET       RATIO OF EXPENSES   (LOSS) TO AVERAGE
                      NET ASSETS     RATIO OF    INVESTMENT     TO AVERAGE NET        NET ASSETS
                        END OF       EXPENSES     INCOME TO    ASSETS (EXCLUDING      (EXCLUDING       PORTFOLIO
                        PERIOD      TO AVERAGE   AVERAGE NET      WAIVERS AND         WAIVERS AND       TURNOVER
                         (000)      NET ASSETS     ASSETS       REIMBURSEMENTS)     REIMBURSEMENTS)       RATE
                      -----------   ----------   -----------   -----------------   -----------------   ----------
                      --------------------------------
                       FLORIDA TAX-EXEMPT BOND FUND
                      --------------------------------
  INVESTOR SHARES
  1996..............  $  4,025         0.85%         4.28%            1.36%               3.77%          62.68%
  1995..............     3,320         0.85%         4.36%            1.50%               3.71%         105.01%
  1994 (7)..........     2,280         0.85%*        3.67%*           3.20%*              1.32%*         53.24%
                      ---------------------------------
                       GEORGIA TAX-EXEMPT BOND FUND
                      ---------------------------------
  INVESTOR SHARES
  1996..............  $  3,418         0.85%         4.17%            1.41%               3.61%          60.02%
  1995..............     3,268         0.85%         4.31%            1.43%               3.73%          24.50%
  1994 (8)..........     3,300         0.85%*        3.93%*           2.36%*              2.42%*         25.90%
                      -----------------------------------
                       TENNESSEE TAX-EXEMPT BOND FUND
                      -----------------------------------
  INVESTOR SHARES
  1996..............  $  1,523         0.85%         4.29%            2.08%               3.06%          41.00%
  1995..............     1,170         0.85%         4.70%*           2.10%               3.45%          27.73%
  1994 (8)..........     1,127         0.85%*        3.74%*           6.60%*             (2.01%)*        13.05%
                      -----------------------------------
                       PRIME QUALITY MONEY MARKET FUND
                      -----------------------------------
  INVESTOR SHARES
  1996..............  $215,696         0.75%         4.94%            1.00%               4.69%             --
  1995..............   157,616         0.75%         4.55%            1.01%               4.29%             --
  1994..............   129,415         0.75%         2.67%            0.99%               2.43%             --
  1993 (9)..........    61,578         0.75%*        2.68%*           1.02%*              2.41%*            --
                      --------------------------------------------------
                       U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                      --------------------------------------------------
  INVESTOR SHARES
  1996..............  $ 58,608         0.75%         4.88%            0.99%               4.64%             --
  1995..............    46,639         0.75%         4.51%            1.02%               4.24%             --
  1994..............    32,395         0.75%         2.54%            0.97%               2.32%             --
  1993 (9)..........    16,688         0.75%*        2.57%*           1.11%*              2.21%*            --
                      ---------------------------------
                       TAX-EXEMPT MONEY MARKET FUND
                      ---------------------------------
  INVESTOR SHARES
  1996..............  $ 95,223         0.62%         3.10%            0.85%               2.87%             --
  1995..............    87,647         0.55%         3.00%            0.87%               2.68%             --
  1994..............    61,675         0.54%         1.93%            0.88%               1.59%             --
  1993 (9)..........    35,209         0.53%*        1.95%*           0.95%*              1.53%*            --

 *  Annualized.
 +  Cumulative since commencement of operations.
 (1) The Investment Grade Bond Fund Investor Shares commenced operations on June 11, 1992.
 (2) The Investment Grade Tax-Exempt Bond Fund Investor Shares commenced operations on June 9, 1992.
 (3) The U.S. Government Securities Fund Investor Shares commenced operations on June 9, 1994.
 (4) The Limited-Term Federal Mortgage Securities Fund Investor Shares commenced operations on July 17, 1994.
 (5) The Short-Term Bond Fund Investor Shares commenced operations on March 22, 1993.
 (6) The Short-Term U.S. Treasury Securities Fund Investor Shares commenced operations on March 18, 1993.
 (7) The Florida Tax-Exempt Bond Fund Investor Shares commenced operations on January 18, 1994.
 (8) The Georgia Tax-Exempt Bond Fund Investor Shares and the Tennessee Tax-Exempt Bond Fund Investor Shares commenced operations on January 19, 1994.
 (9) The Prime Quality Money Market Fund Trust Shares and Investor Shares, U.S. Government Securities Money Market Fund Trust Shares and Investor Shares, and Tax-Exempt Money Market Fund Trust Shares and Investor Shares commenced opertions on June 8, 1992.

8

THE TRUST

STI CLASSIC FUNDS (the "Trust") is a diversified, open-end management investment company that provides a convenient and economical means of investing in several professionally managed portfolios of securities. The Trust currently offers units of beneficial interest ("shares") in a number of separate Funds. Shareholders may purchase shares in each non-money Market Fund through three separate classes (Trust Shares, Investor Shares and Flex Shares), and in each Money Market Fund through two separate classes (Trust Shares and Investor Shares), which provide for variations in distribution and service fees, transfer agent fees, voting rights and dividends. Except for differences between classes, each share of each Fund represents an undivided, proportionate interest in that Fund. This Prospectus relates to the Investor Shares of the Funds described below.

FUNDS AND INVESTMENT OBJECTIVES

BOND FUNDS:

THE INVESTMENT GRADE BOND FUND seeks to provide as high a level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade fixed income securities.

THE INVESTMENT GRADE TAX-EXEMPT BOND FUND seeks to provide as high a level of total return through federally tax-exempt current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade tax-exempt obligations.

THE U.S. GOVERNMENT SECURITIES FUND seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities.

THE SHORT-TERM BOND FUND seeks to provide as high a level of current income, relative to funds with like investment objectives, as is consistent with the preservation of capital primarily through investment in short- to intermediate-term investment grade fixed income securities.

THE SHORT-TERM U.S. TREASURY SECURITIES FUND seeks to provide as high a level of current income, relative to funds with like investment objectives, as is consistent with the preservation of capital through investment exclusively in short-term U.S. Treasury securities.

STATE TAX-EXEMPT BOND FUNDS:

THE FLORIDA TAX-EXEMPT BOND FUND seeks to provide current income exempt from regular federal income tax for Florida residents without undue investment risk.

THE GEORGIA TAX-EXEMPT BOND FUND seeks to provide current income exempt from regular federal and state income tax for Georgia residents without undue investment risk.

THE TENNESSEE TAX-EXEMPT BOND FUND seeks to provide current income exempt from regular federal and state income tax for Tennessee residents without undue investment risk.

9

MONEY MARKET FUNDS:

THE PRIME QUALITY MONEY MARKET FUND seeks to provide as high a level of current income as is consistent with preservation of capital and liquidity by investing exclusively in high quality money market instruments.

THE U.S. GOVERNMENT SECURITIES MONEY MARKET FUND seeks to provide as high a level of current income as is consistent with preservation of capital and liquidity by investing exclusively in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Reserve Book-Entry System ("U.S. Treasury obligations"), securities of wholly-owned corporations of the U.S. Government that are backed by the full faith and credit of the U.S. Government ("U.S. Government Subsidiary Corporations") and repurchase agreements with approved dealers collateralized by U.S. Treasury obligations, and U.S. Government Subsidiary Corporation securities.

THE TAX-EXEMPT MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income tax as is consistent with preservation of capital and liquidity. The Fund invests primarily in high quality short-term municipal obligations.

Each Money Market Fund's ability to generate high current income will be limited by the fact that it is only permitted to invest in high quality securities. It is a fundamental policy of each Money Market Fund to use its best efforts to maintain a constant net asset value of $1.00 per share. There can be no assurance that a Money Market Fund will achieve its investment objective or will be able to maintain a net asset value of $1.00 per share on a continuous basis. In addition, each Money Market Fund intends to comply with federal regulations applicable to money market funds using the amortized cost method for calculating net asset value which require each Fund to invest only in U.S. dollar denominated obligations, to maintain an average maturity on a dollar-weighted basis of 90 days or less and to acquire eligible securities that present minimal credit risk and have a maturity of 397 days or less. These requirements will also limit a Money Market Fund's ability to generate high current income. For a further discussion of these rules, see "Description of Permitted Investments."

There can be no assurance that a Fund will achieve its investment objective.

The investment objectives of the Investment Grade Bond Fund, U.S. Government Securities Fund, Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund and Short-Term U.S. Treasury Securities Fund are nonfundamental and may be changed without a shareholder vote.

INVESTMENT POLICIES AND STRATEGIES

INVESTMENT GRADE BOND FUND

The Investment Grade Bond Fund will invest only in those obligations deemed investment grade obligations rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, including corporate debt obligations; mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities; obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; securities of the government of Canada and its provincial and local governments; securities issued or

10
guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; obligations of supranational entities and sponsored American Depositary Receipts ("ADRs") that are traded on exchanges or listed on National Association of Securities Dealers Automated Quotations ("NASDAQ"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in corporate and government bonds and debentures. No more than 25% of the Fund's assets will be invested in securities rated BBB by S&P or Baa by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Advisor.

The Fund may purchase mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, subject to a limit of 35% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset-backed securities which consist of securities backed by company receivables, truck and auto loans, leases, credit card receivables and home equity loans.

In order to reduce interest rate risk, and subject to a general limit of 25% of the Fund's assets, the Fund may purchase floating or variable rate securities. Some floating or variable rate securities will be subject to interest rate "caps" or "floors." It may also buy securities on a when-issued basis, medium term notes, putable securities and zero coupon securities. The Fund may also invest up to 10% of its assets in restricted securities. The Fund may also engage in futures and options transactions.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 4 to 10 years. In the case of mortgage related securities and asset-backed securities, maturity will be determined based on the expected average life of the security. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund expects that its net asset value will experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

The Fund's portfolio turnover rate was 184% for the fiscal year ended May 31, 1996. This rate of turnover, if continued, will likely result in higher transaction costs and higher levels of realized capital gains than if the turnover rate was lower.

INVESTMENT GRADE TAX-EXEMPT BOND FUND

The Investment Grade Tax-Exempt Bond Fund intends to be fully invested in municipal securities the interest on which is exempt from regular federal income taxes in the opinion of bond counsel to the issuer. The issuers of these securities can be located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Investment Grade Tax-Exempt Bond Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income tax and not treated as a preference item for purposes of the alternative minimum tax. At least 65% of the Fund's assets will be invested in municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1,

11
SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, P-1, P-2 in the case of tax-exempt commercial paper; and SP-1, SP-2, VMIG-1 or VMIG-2 in the case of variable rate demand obligations. The Fund will only acquire securities not rated by S&P or Moody's if, at the time of purchase, the Fund's Advisor determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund.

The Fund may invest in commitments to purchase the above securities on a when-issued or delayed delivery basis, floating or variable rate securities and may purchase municipal forwards, medium term notes, putable securities and zero coupon securities. The Fund's Advisor has discretion to invest up to 20% of the Fund's total assets in taxable debt securities rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, repurchase agreements, and securities subject to the alternative minimum tax. The Fund may also invest up to 10% of its assets in restricted securities that the Fund's Advisor determines are liquid under guidelines adopted by the Trust's Board of Trustees and may engage in futures and options transactions.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 4 to 10 years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund's net asset value is expected to experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

The Fund's portfolio turnover rate was 514% for the fiscal year ended May 31, 1996. This rate of turnover, if continued, will likely result in higher transaction costs and higher levels of realized capital gains than if the turnover rate was lower.

U.S. GOVERNMENT SECURITIES FUND

Under normal market conditions, the Fund will invest at least 65% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by U.S. Government agencies such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities consisting of CMOs and real estate mortgage investment conduits ("REMICs") purchased by the Fund will be issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, if issued by private issuers, rated in one of the two highest rating categories by a nationally recognized statistical rating organization (an "NRSRO").

The principal governmental issuers or guarantors of mortgage-backed securities are GNMA, FNMA and FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Fund may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.

Mortgage-backed securities that are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including securities nominally issued by a governmental entity (such as the Resolution Trust Corporation), are not obligations of a

12
governmental entity and thus may bear a risk of nonpayment. The timely payment of principal and interest normally is supported, at least partially, by various forms of insurance or guarantees. There can be no assurance, however, that such credit enhancement will support full payment of the principal and interest on such obligations. The average maturity of the Fund's investment portfolio will typically range from 7 to 14 years.

With respect to the remaining 35% of its assets, the Fund may invest in corporate or government bonds that carry a rating of Baa or better by Moody's or BBB or better by S&P or better, or that are deemed by the Fund's Advisor to be of comparable quality; commercial paper rated at the time of purchase within the two highest ratings categories of an NRSRO; bankers' acceptances; certificates of deposit and time deposits; and U.S. Treasury obligations, which include custodial receipts and repurchase agreements involving securities that constitute permissible investments for the Fund. The Fund intends to invest in privately issued, mortgage-backed securities only if they are rated in one of the two highest rating categories by an NRSRO.

The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment for such securities generally takes place after the customary securities settlement period. The Fund may purchase floating or variable rate securities, and may engage in dollar roll transactions.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

Under normal market conditions, the Limited-Term Federal Mortgage Securities Fund will invest at least 65% of its assets in mortgage-related securities issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Fund may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund's holdings of mortgage-backed securities will typically have an average life of from one to five years.

Mortgage-backed securities consisting of CMOs and REMICs purchased by the Fund will be either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, if issued by private issuers, rated in one of the two highest rating categories by an NRSRO.

Mortgage-backed securities that are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including securities nominally issued by a governmental entity (such as the Resolution Trust Corporation), are not obligations of the U.S. Government and thus bear a risk of nonpayment. The timely payment of principal and interest normally is supported, at least partially, by various forms of insurance or guarantees. There can be no assurance, however, that such credit enhancement will support full payment of the principal and interest on such obligations.

With respect to the remaining 35% of its assets, the Fund may invest in corporate or government bonds that carry a rating of Baa or better by Moody's or BBB or better by S&P, or that are deemed by the Fund's Advisor to be of comparable quality; asset backed securities; commercial paper rated at the time of purchase in one of the two highest ratings categories by an NRSRO; bankers' acceptances; certificates of deposit and time deposits; U.S. Treasury

13
obligations and custodial receipts; and repurchase agreements involving securities that constitute permissible investments for the Fund.

The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment for such securities generally takes place after the customary securities settlement period. The Fund may purchase floating or variable rate securities, and may engage in dollar roll transactions. The Fund may also purchase stripped mortgage-backed securities, but will limit such purchases to 5% of its net assets.

SHORT-TERM BOND FUND

Under normal circumstances, the Short-Term Bond Fund will invest solely in investment grade obligations rated BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor consisting of debt obligations of U.S. and foreign corporations, mortgage-backed securities; CMOs; asset-backed securities; obligations (including mortgage-backed securities) issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; and custodial receipts involving U.S. Treasury obligations (including Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry System ("CUBES")). Under normal circumstances, at least 65% of the Fund's total assets will be invested in corporate and government bonds and debentures. No more than 25% of the Fund's assets will be invested in securities rated BBB by S&P or Baa by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase by the Fund's Advisor.

The Fund may purchase, without limitation, mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities and, subject to a limit of 25% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset-backed securities, which consist of securities backed by company receivables; truck and auto loans; leases; credit card receivables; and home equity loans. The Fund will purchase mortgage-backed and asset-backed securities only if they are rated at least AA by S&P or Aa by Moody's or, if not rated by S&P or Moody's, determined to be of comparable quality at the time of purchase by the Fund's Advisor.

The Fund may purchase securities on a when-issued basis and may acquire floating or variable rate securities, medium term notes, putable securities, and zero coupon securities. The Fund may also purchase securities issued by foreign governments and supranational agencies. The Fund may also invest in municipal securities when the Fund's Advisor feels it is consistent with the Fund's investment objective. The Fund will not invest in municipal securities unless the Fund's Advisor believes that the yield will be higher than the yield for comparable taxable investments in which the Fund is permitted to invest. The following quality criteria apply to the Fund's investments in municipal securities. The Fund's investments in municipal notes will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 or better at the time of investment by Moody's, (iii) which are rated SP-2 or better at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody's, are of equivalent quality to MIG-2, V-MIG-2, or SP-2 or better in

14
the Advisor's judgment. The Fund's investment in municipal bonds will be limited to bonds rated BBB or better by S&P or Baa or better by Moody's, or, if not rated by S&P or Moody's, deemed by the Fund's Advisor to be of comparable quality. For the Fund's investments in other types of tax-exempt municipal investments, such as participation interests in municipal lease/purchase agreements, the quality of the underlying credit or of the bank providing a credit support arrangement must, in the Fund's Advisor's opinion, be equivalent to the municipal note or bond ratings stated above. The Fund is also authorized to invest up to 10% of its assets in restricted securities, including Rule 144A securities, that the Fund's Advisor determines are liquid under guidelines adopted by the Trust's Board of Trustees. The Fund may also enter into bond futures contracts and options on bond futures contracts and engage in securities lending.

The Fund intends to maintain a dollar-weighted average maturity of 3 years or less, and the maximum remaining maturity for any security held by the Fund is 7 years. Under normal market conditions it is anticipated that the Fund's dollar-weighted average maturity will range from 2 to 3 years. In the case of mortgage related securities and asset-backed securities, maturity will be determined based on the expected average life of the security. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund expects that its net asset value will experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

The Fund's turnover rate was 163% for the fiscal year ended May 31, 1996. This rate of turnover, if continued, will likely result in higher transaction costs and higher levels of realized capital gains than if the turnover rate was lower.

SHORT-TERM U.S. TREASURY SECURITIES FUND

The Short-Term U.S. Treasury Securities Fund will invest exclusively in obligations issued by the U.S. Treasury with maximum remaining maturities of 3 years or less. U.S. Treasury securities are considered to be among the safest, as to timely principal and interest payments, investments available. The Fund will not invest in repurchase agreements. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding one-third of its total assets, but has no present intention to do so.

Under normal market conditions, it is anticipated that the Fund's average maturity will range from one to two years. Furthermore, for temporary defensive purposes during periods when the Fund's Advisor determines that market conditions warrant, the Short-Term U.S. Treasury Securities Fund may reduce its average weighted maturity to less than one year.

FLORIDA TAX-EXEMPT BOND FUND

The Florida Tax-Exempt Bond Fund intends to be fully invested in municipal securities the interest on which is exempt from regular federal income tax based on opinions from bond counsel to the issuers. The issuers of these securities can be located in Florida, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income tax and not treated as a preference item for purposes of the alternative minimum tax. At least 65% of the Fund's assets will be invested in Florida

15
municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, or P-1, P-2 in the case of tax-exempt commercial paper; and SP-1, SP-2, VMIG-1 or VMIG-2 in the case of variable rate demand obligations. No more than 25% of the Fund's assets will be invested in bonds rated BBB by S&P or Baa by Moody's. The Fund will only acquire securities not rated by S&P or Moody's if, at the time of purchase, the Fund's Advisor determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund.

The Fund may invest in commitments to purchase the above securities on a when-issued or delayed delivery basis, floating or variable rate securities, and may purchase municipal forwards, putable securities, medium term notes, and zero coupon securities. The Fund's Advisor has discretion to invest up to 20% of the Fund's total assets in taxable debt securities rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, repurchase agreements, and securities subject to the alternative minimum tax. The Fund may also invest in futures and options, but has no present intention to do so for other than hedging purposes.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 6 to 25 years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes.

GEORGIA TAX-EXEMPT BOND FUND

The Georgia Tax-Exempt Bond Fund intends to be fully invested in municipal securities the interest on which is exempt from regular federal income taxes and substantially exempt from State of Georgia income taxes based on opinions from bond counsel to the issuers. The issuers of these securities can be located in Georgia, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income tax and not treated as a preference item for purposes of alternative minimum tax. At least 65% of the Fund's assets will be invested in Georgia municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, or P-1, P-2 in the case of tax-exempt commercial paper; and VMIG-1 or VMIG-2 in the case of variable rate demand obligations. No more than 25% of the Fund's assets will be invested in bonds rated BBB by S&P or Baa by Moody's. The Fund will only acquire securities not rated by S&P or Moody's if, at the time of purchase, the Fund's Advisor determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund.

The Fund may commit to purchase the above securities on a when-issued or delayed delivery basis, invest in floating or variable rate securities, and may purchase municipal forwards, putable securities, medium term notes and zero coupon securities. The Fund's Advisor has discretion to invest up to 20% of the Fund's total assets in taxable debt securities rated at least BBB or better by S&P

16
or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, repurchase agreements, and securities subject to the alternative minimum tax. The Fund may also invest in futures and options, but has no present intention to do so for other than hedging purposes.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 6 to 25 years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes.

TENNESSEE TAX-EXEMPT BOND FUND

The Tennessee Tax-Exempt Bond Fund intends to be fully invested in municipal securities the interest on which is exempt from regular federal income taxes and substantially exempt from State of Tennessee income taxes based on opinions from bond counsel to the issuers. The issuers of these securities can be located in Tennessee, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income tax and not treated as a preference item for purposes of the alternative minimum tax. At least 65% of the Fund's assets will be invested in Tennessee municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, or P-1, P-2 in the case of tax-exempt commercial paper; and VMIG-1 or VMIG-2 in the case of variable rate demand obligations. No more than 25% of the Fund's assets will be invested in bonds rated BBB by S&P or Baa by Moody's. The Fund will only acquire securities not rated by S&P or Moody's if, at the time of purchase, the Fund's Advisor determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund. The Fund may invest in floating or variable rate securities, commitments to purchase the above securities on a when-issued or delayed delivery basis, and may purchase municipal forwards, putable securities, medium term notes and zero coupon securities. The Fund's Advisor has discretion to invest up to 20% of the Fund's total assets in taxable debt securities rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, repurchase agreements, and securities subject to the alternative minimum tax. The Fund may also invest in futures and options, but has no present intention to do so for other than hedging purposes.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 6 to 25 years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes.

PRIME QUALITY MONEY MARKET FUND

The Prime Quality Money Market Fund will invest in money market instruments denominated in U.S. dollars consisting of (i) U.S. Treasury obligations; (ii) custodial receipts representing interests in component parts of U.S. Treasury obligations; (iii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government; (iv) commercial paper issued by domestic and

17
foreign issuers rated in the highest short-term rating category by one or more NRSROs as described in the "Appendix" or, if not rated, determined by the Fund's Advisor to be of comparable quality; (v) high quality obligations (including certificates of deposit, time deposits, bankers' acceptances, Eurodollar and Yankee bank obligations) of U.S. commercial banks (including foreign branches of such banks), and U.S. and London branches of foreign banks or savings and loan and thrift institutions that are members of the Federal Reserve System, the Federal Deposit Insurance Corporation, or the Federal Savings and Loan Insurance Corporation; (vi) high quality short-term corporate obligations issued by companies with commercial paper meeting the ratings indicated in (iv), above, or, if not rated, determined by the Fund's Advisor to be of comparable quality;
(vii) repurchase agreements involving such obligations; (viii) high quality obligations of supranational entities satisfying the credit ratings described in
(iv), above, or, if not rated, determined by the Fund's Advisor to be of comparable quality; and (ix) medium term notes. The Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks. The Fund may purchase securities subject to standby commitments. As a money market fund, the Fund is subject to limitations on the percentage of its assets that may be invested in any one issuer and on the percentage that may be invested in securities carrying the second highest rating assigned by the requisite NRSROs.

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

The U.S. Government Securities Money Market Fund will invest exclusively in U.S. Treasury obligations, U.S. Government Subsidiary Corporation securities (e.g., GNMA securities) and repurchase agreements with dealers selected pursuant to guidelines adopted by the Trust's Board of Trustees and collateralized by U.S. Treasury securities and U.S. Government Subsidiary Corporation securities.

TAX-EXEMPT MONEY MARKET FUND

The Tax-Exempt Money Market Fund intends to be fully invested in securities the interest on which is exempt from regular federal income taxes in the opinion of bond counsel to the issuer. It is a fundamental policy of the Tax-Exempt Money Market Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income taxes and not treated as a preference item for purposes of the alternative minimum tax. The Fund may invest in high quality U.S. dollar denominated municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories rated in one of the two highest short-term rating categories by S&P or Moody's or, if not rated, determined by the Fund's Advisor to be of comparable quality. The Fund will primarily purchase municipal bonds with a remaining maturity of 397 days or less, and will also acquire municipal notes and tax-exempt commercial paper with similar maturities. The Fund may agree to purchase short-term securities on a when-issued basis and may invest in securities subject to standby commitments. Securities purchased on a when-issued basis are subject to settlement within 45 days of the purchase date.

The Fund's Advisor has discretion to invest up to 20% of the Fund's assets in U.S. dollar denominated obligations consisting of taxable money market instruments, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, repurchase

18
agreements and securities subject to the alternative minimum tax.

GENERAL INVESTMENT POLICIES AND STRATEGIES

For temporary defensive purposes, during periods when its Advisor determines that market conditions warrant, each Fund, except the U.S. Government Securities Money Market Fund and Short-Term U.S. Treasury Securities Fund, may hold a portion of its assets in cash and invest up to 100% of its assets in money market instruments consisting of: securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, custodial receipts involving U.S. Treasury obligations, repurchase agreements, certificates of deposit, bankers' acceptances, time deposits issued by banks or savings and loan associations, and commercial paper rated in the highest rating category. A Fund may not be pursuing its investment objective when it is engaged in temporary defensive investing.

The municipal bonds that the Investment Grade Tax-Exempt Bond Fund and State Tax-Exempt Bond Funds may purchase include general obligation bonds, revenue or special obligation bonds, and private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality while revenue or special obligation bonds are backed by a specific project or facility. The State Tax-Exempt Bond Funds may also purchase certificates of participation which represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its obligation and the pledge, if any, of real or personal property as security for such payment.

The Advisor to a State Tax-Exempt Bond Fund or the Investment Grade Tax-Exempt Bond Fund may buy or sell portfolio securities with the intention of generating capital gains. Such gains will increase the Fund's total return and will be taxable upon distribution to Shareholders. See "Tax Information."

In the event that a security owned by a Fund is downgraded below the stated rating categories, its Advisor will review and take appropriate action with regard to the security.

A Fund's purchase of shares of other investment companies is limited by the Investment Company Act of 1940 (the "1940 Act") and will ordinarily result in an additional layer of charges and expenses.

Each of the Funds may engage in securities lending and will limit such practice to 33 1/3% of its total assets. No Fund may purchase additional securities while its outstanding borrowings exceed 5% of its assets.

It is a non-fundamental policy of each Fund to invest no more than 15% of its net assets in illiquid securities (10% of the net assets of each Money Market
Fund). An illiquid security is a security which cannot be disposed of in the usual course of business within seven days at a price approximating its carrying value.

For additional information regarding permitted investments, see "Description of Permitted Investments" in this Prospectus and in the Statement of Additional Information.

INVESTMENT RISKS
FIXED INCOME SECURITIES

The market value of a Fund's fixed income investments will change in response to interest

19
rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by an NRSRO to the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

Fixed income securities rated BBB by S&P or Baa by Moody's (the lowest rating of investment grade bonds) are deemed by these rating services to have speculative characteristics.

Guarantees of a Fund's securities by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of a Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

FOREIGN SECURITIES

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Foreign companies may also be subject to less government regulation than U.S. companies. Moreover, the dividends payable on the foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's Shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are subject to the risk of prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fund are prepaid, the Fund generally will reinvest the proceeds in securities with a yield that reflects prevailing interest rates, which may be lower than the prepaid security.

MUNICIPAL SECURITIES

Since each State Tax-Exempt Bond Fund invests in municipal securities issued by governmental entities of its specific states the performance of each State Tax-Exempt Bond Fund may be especially affected by factors pertaining to such state's economy and other factors specifically affecting the ability of issuers in that state to meet their obligations. As a result, the value of each State Tax-Exempt Bond Fund's shares may fluctuate more widely

20

than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. Municipal securities may be affected from time to time by economic, political, geographic and demographic conditions. In addition, constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives may limit a government's power to raise revenues or increase taxes and thus could adversely affect an issuer's ability to meet financial obligations.

ZERO COUPON OBLIGATIONS

Zero coupon obligations are sold at original issue discount and do not make periodic payments. Zero coupon obligations may be subject to greater fluctuations in value due to interest rate changes than interest bearing obligations. A Fund will be required to include the imputed interest in zero coupon obligations in its current income. Because each Fund distributes all of its net investment income to Shareholders, a Fund may have to sell portfolio securities to distribute the income attributable to these obligations and securities at a time when its Advisor would not have chosen to sell such obligations or securities and which may result in a taxable gain or loss.

INVESTMENT LIMITATIONS

The following investment limitations constitute fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

    1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

    2. Purchase any securities which would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments and, with respect to only the Money Market Funds, obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

It is a non-fundamental policy of the Tax-Exempt Money Market Fund and Investment Grade Tax-Exempt Bond Fund that they will not invest more than 25% of their respective net assets in securities of one or more issuers conducting their principal activities in the same state. In addition, the Tax-Exempt Money Market

21
Fund, Investment Grade Tax-Exempt Bond Fund and State Tax-Exempt Bond Funds will not invest more than 25% of their respective total assets in securities the interest on which is derived from revenues of similar type projects.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION
MONEY MARKET FUNDS

From time to time each Money Market Fund may advertise its "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of each Fund refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

The Tax-Exempt Money Market Fund may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder.

BOND AND STATE TAX-EXEMPT BOND FUNDS

From time to time, the Bond and State Tax-Exempt Bond Funds may advertise performance (yield and total return). These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The Investment Grade Tax-Exempt and State Tax-Exempt Bond Funds may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment, including any sales charge imposed, for designated time periods (including but not limited to, the period from which a Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gains distributions.

The performance of Investor Shares and Flex Shares of the Trust will normally be lower than for Trust Shares of the Trust because Investor Shares and Flex Shares are subject to distribution, service and certain transfer agent fees not charged to Trust Shares. Because of their differing distribution expense arrangements, the performance of Flex Shares in comparison to Investor Shares will vary depending upon the investor's investment time horizon.

Each Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

22

FUNDLINK

All purchases and redemptions of Investor Shares may be completed via FUNDLINK, a telephone activated service that allows Shareholders to transfer money between the STI Classic Funds and a Shareholder's SunTrust bank account(s). To initiate a FUNDLINK transaction, Shareholders are provided a toll-free telephone number (1-800-428-6970) to call the Trust's transfer agent. To utilize this service, a Shareholder must contact an Investment Consultant of a SunTrust Banks, Inc. affiliate bank and complete the appropriate application and authorization agreements.

PURCHASE OF FUND SHARES

Investor Shares are sold on a continuous basis and may be purchased by contacting the Trust's transfer agent, Federated Services Company (the "Transfer Agent"), either by mail, by telephone or by wire. Investor Shares may also be purchased through Investment Consultants of SunTrust Securities, Inc., which serves as Shareholder Servicing Agents to the Trust. Furthermore, Investor Shares may be purchased through certain correspondent banks of SunTrust Banks, Inc. or other financial institutions who have executed dealer sales agreements. All purchases made by check should be in U.S. dollars and made payable to the "STI Classic Funds (Fund Name)." Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 Business Days.

Shares may be purchased on days on which the New York Stock Exchange is open for business (a "Business Day"). However, money market mutual fund shares cannot be purchased or redeemed for same day settlement on days the Federal Reserve is closed.

MONEY MARKET FUNDS

A purchase order for any of the Money Market Funds will be effective as of the Business Day it is received by the Transfer Agent and eligible to receive dividends declared the same day if the Transfer Agent receives the order before 11:00 a.m. Eastern time for the Tax-Exempt Money Market Fund or before 1:00 p.m. Eastern time for the Prime Quality Money Market Fund and U.S. Government Securities Money Market Fund and the Custodian receives federal funds before 4:00 p.m. Eastern time on such day. Otherwise, purchase orders for the Money Market Funds will be effective the next Business Day provided the Custodian receives readily available funds before 4:00 p.m. Eastern time on the next such Business Day. The purchase price is the net asset value per share next computed after the order is received and accepted by the Trust. The net asset value per share of each Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The net asset value per share is calculated as of close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) each Business Day based on the amortized cost method described in the Statement of Additional Information and is expected to remain constant at $1.00 per share.

Minimum initial and subsequent purchase amounts for all Investor Shares of Money Market Funds are $5,000 and $1,000, respectively. Purchases made pursuant to the Systematic Investment Plan (described below) are subject to lower minimum initial and subsequent purchase amounts. Subsequent purchases via statement coupon are permitted in amounts of $100 or more. These minimums may be waived at the Distributor's discretion.

BOND AND STATE TAX-EXEMPT BOND FUNDS

A purchase order for any of the Bond or State Tax-Exempt Bond Funds will be effective as of the Business Day it is received by the Transfer Agent if the Transfer Agent receives the order

23
before 4:00 p.m. Eastern time. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. Purchases by mail are considered received after payment by check is converted into federal funds. The purchase price of Investor Shares of a Fund is the net asset value next determined after a purchase order is effective plus any applicable sales charge (the "offering price"). The net asset value per share of a Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of 4:00 p.m. Eastern time on any Business Day. Pursuant to guidelines established by the Trustees, the Trust may use a pricing service to provide market quotations or valuations for securities owned by each Fund.

Minimum initial and subsequent purchase amounts, respectively, for each Bond and State Tax-Exempt Bond Fund are $2,000 and $1,000 ($100 via statement coupon). Employees and their immediate family members (spouses and children under age 21) of SunTrust Banks, Inc. and its affiliates may establish accounts with a minimum initial purchase amount of $1,000. The minimum initial purchase amount for retirement plans is $2,000. These minimums may be waived at the Distributor's discretion.

Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day.
The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or Shareholder(s).

The Trust maintains procedures, including identification methods and other means, for ascertaining the identity of callers and authenticity of instructions. If reasonable procedures are not employed, the Trust and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions. Neither the Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon telephone or wire instructions reasonably believed to be genuine.

Shares of the Funds are offered only to residents of states in which the shares are eligible for purchase. Investors in certain states may be required to purchase shares through institutions registered as brokers/dealers in such states.

Although the methodology and procedures for calculating the net asset value of Investor Shares are identical to those for Trust Shares and Flex Shares, the net asset value per share of the classes may differ because of the distribution and certain transfer agent expenses charged to Investor Shares and Flex Shares.

SYSTEMATIC INVESTMENT PLAN

Shares of each Fund may be purchased systematically through deductions from checking or savings accounts maintained through SunTrust Banks, Inc. affiliate banks. Investors may purchase shares on a fixed schedule (semi-monthly or monthly) with amounts from $100 up to $100,000. The Systematic Investment Plan is subject to account minimum initial purchase and subsequent purchase amounts of $500 and $50 and minimum balance requirements. The purchases will be effective on the Business Day that the Transfer Agent receives the transmission.

24

SALES CHARGE INFORMATION

The following schedules apply to the purchase of Investor Shares of a Fund:

                                                                                                AMOUNT OF
                                                                                              SALES CHARGE
                                                                                              REALLOWED TO
                                                              SALES CHARGE    SALES CHARGE       DEALERS
                                                                  AS A            AS A            AS A
                                                              PERCENTAGE OF   PERCENTAGE OF   PERCENTAGE OF
                                                                OFFERING       NET AMOUNT       OFFERING
                                                                  PRICE         INVESTED         PRICE*
                                                              -------------   -------------   -------------
U.S. GOVERNMENT SECURITIES,
INVESTMENT GRADE TAX-EXEMPT BOND,
INVESTMENT GRADE BOND, and STATE TAX-EXEMPT BOND FUNDS
  Less than $100,000........................................       3.75%           3.90%          3.375%
  $100,000 but less than $250,000...........................       3.25%           3.36%          2.925%
  $250,000 but less than $1,000,000.........................       2.50%           2.56%          2.250%
  $1,000,000 and higher.....................................       1.00%           1.01%          0.900%
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
  Less than $100,000........................................       2.50%           2.56%          2.250%
  $100,000 but less than $250,000...........................       1.75%           1.78%          1.575%
  $250,000 but less than $1,000,000.........................       1.25%           1.27%          1.125%
  $1,000,000 and higher.....................................      None            None            None
SHORT-TERM BOND FUND
  Less than $100,000........................................       2.00%           2.04%          1.800%
  $100,000 but less than $250,000...........................       1.50%           1.52%          1.350%
  $250,000 but less than $1,000,000.........................       1.00%           1.01%          0.900%
  $1,000,000 and higher.....................................      None            None            None
SHORT-TERM U.S. TREASURY SECURITIES FUND
  Less than $100,000........................................       1.00%           1.01%          0.900%
  $100,000 but less than $250,000...........................       0.75%           0.76%          0.675%
  $250,000 but less than $500,000...........................       0.50%           0.50%          0.450%
  $500,000 and higher.......................................      None            None            None

*The entire sales charge will be reallowed to dealers affiliated with the Advisers and their affiliates. Dealers who receive more than 90% of the sales charge may be considered underwriters for purposes of the Securities Act of 1933.

25

Employees and their immediate family members (spouses and children under age 21) of SunTrust Banks, Inc. and its affiliates, as well as persons investing distributions from qualified employee benefit retirement plans or rollovers from Individual Retirement Accounts ("IRAs") previously established with a SunTrust Banks, Inc. affiliate bank trust department, will be exempt from sales charges in purchasing Investor Shares.

When accounts for which a subsidiary bank of SunTrust Banks, Inc. has acted in a fiduciary, administrative, custodial or investment advisory capacity are closed and Investor Shares purchased, the Investor Shares that are purchased in an amount equal to or lesser than the value of the account distribution will be exempt from sales charges. Any subsequent purchases will be subject to the applicable sales charge.

Purchases of STI Classic Fund Investor Shares and/or Trust Shares through a SunTrust Securities, Inc. asset allocation account will be exempt from sales charges.

Dealers will be reallowed the entire sales charge imposed on purchases of Investor Shares and may, therefore, be deemed "underwriters" for purposes of the Securities Act of 1933.

RIGHTS OF ACCUMULATION

In calculating the sales charge rates applicable to current purchases of a Fund's Investor Shares by a "single purchaser," the Trust will cumulate current purchases at the offering price with the current market value of previously purchased Investor Shares of any Trust's non-Money Market Funds ("Eligible Funds") which are sold subject to a sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of an Eligible Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code of 1986, as amended, including related plans of the same employer. Furthermore, under this provision, purchases by a "single purchaser" shall include purchases by an individual for his/her own account in combination with (i) purchases of that individual and spouse for their joint account or for trust and custodial accounts for their minor children and (ii) purchases of that individual's spouse for his/ her own account. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Distributor for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their children (under age 21), and give the ages of such children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

LETTER OF INTENT

By submitting a Letter of Intent to the Transfer Agent, a "single purchaser" may purchase shares of an Eligible Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. The purchase price for these prior trades will not be adjusted.

A written Letter of Intent provided to the Transfer Agent, is not legally binding on the signer or a Fund, and provides for the holding in escrow by the Transfer Agent of 3.75% of the total amount intended to be purchased until such purchase is completed within the

26
13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased.

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE

The Trust will combine purchases of Investor Shares of Eligible Funds made on the same day by the investor, his/her spouse, and his/her children under age 21 when calculating the sales charge. This combination may also apply to purchases made pursuant to a Letter of Intent. Purchases made by such persons over a 13 month period could thus qualify the entire purchase for a reduced sales charge.

SPECIAL DIVIDEND SERVICES

Dividend distributions made by a Fund can be automatically reinvested in any one Fund without a sales charge, subject to account minimum initial purchase amounts and minimum maintained balance requirements.

REPURCHASE OF FUND SHARES

Investor Shares of a Fund may be purchased at their net asset value if Investor Shares, sold subject to a sales charge, were redeemed from a Fund within the past 60 days. The amount which may be reinvested is limited to an amount up to but not exceeding the redemption proceeds. In order to exercise this privilege, a written order for the purchases must be received by the Transfer Agent within 60 days after the redemption. It is the responsibility of the investor to notify the Transfer Agent that the investor is repurchasing Investor Shares at the time of the transaction.

REDEMPTION OF FUND SHARES

Shareholders may redeem their Investor Shares without charge on any day that net asset value is calculated. Investor Shares may ordinarily be redeemed by mail or telephone request to the Transfer Agent.

With respect to the Money Market Funds, redemption orders must be received by the Transfer Agent on a Business Day before 1:00 p.m. Eastern time for the Prime Quality and U.S. Government Securities Money Market Funds and before 11:00 a.m. Eastern time for the Tax-Exempt Money Market Fund to be effective that day. Redemption orders received after the times noted above will normally be executed the following day. The Trust reserves the right to wire redemption proceeds within five Business Days after receiving the redemption orders if, in the judgment of the Advisor, an earlier payment could adversely impact a Fund.

With respect to the Bond and State Tax-Exempt Bond Funds, redemption orders must be received by the Transfer Agent before 4:00 p.m. Eastern time on any Business Day to be effective that day. Redemption proceeds are normally remitted within five Business Days following receipt of the order.

Requests for redemptions from the Funds may be placed in writing or by telephone directly to an Investment Consultant of a SunTrust Banks, Inc. affiliate bank, through SunTrust Securities, Inc. and through certain correspondent banks of SunTrust Banks, Inc. (or via FUNDLINK to the Transfer Agent). Redemptions placed via

27
telephone or FUNDLINK (1-800-428-6970) can only be placed for a minimum of $1,000.

Redemption proceeds can be wired, distributed by check, or transferred to a Shareholder's account via FUNDLINK. There will be a $7.00 wire charge for redemptions processed from accounts which require wires to particular banks.

When Investor Shares are purchased by check or through ACH Automated Clearing House ("ACH") the proceeds from the redemption of those Shares are not available, and the Shares may not be exchanged, until the Trust or its agents are reasonably certain that the purchase check has cleared, which could take up to 15 Business Days.

A Shareholder may be required to redeem Investor Shares if the balance in a Shareholder's Fund account drops below $2,000 for the Bond and State Tax-Exempt Bond Funds ($5,000 for the Money Market Funds) as a result of redemptions, and, the Shareholder does not increase its balance to at least $2,000 for the Bond and State Tax-Exempt Bond Funds ($5,000 for the Money Market Funds) on 60 days' written notice. The minimum account balance for employees of SunTrust is $1,000 for the Bond and State Tax-Exempt Bond Funds. The Trust intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in liquid portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Redemptions of $25,000 or greater for Bond and State Tax-Exempt Bond Funds must be in writing and a signature guarantee must accompany the written request.

SYSTEMATIC WITHDRAWAL PLAN

A systematic withdrawal plan can be established for any Fund account with a $10,000 minimum balance. Under the plan, redemptions can be automatically processed (monthly, quarterly, semi-annually or annually) by check or through an electronic transfer to a Shareholder's SunTrust Banks, Inc. affiliate bank account with a minimum redemption amount of $50.

EXCHANGES

Some or all of the Investor Shares of the Funds for which payment has been received (i.e., an established account) may be exchanged for Investor Shares of other Funds within the Trust. Shares being exchanged for the first time from a Money Market Fund into a Fund with a sales charge will be subject to the sales charge of that Fund. Likewise, Shares being exchanged for the first time into a Fund with a higher sales charge will be subject to an incremental sales charge. Exchanges made from a Fund with a higher sales charge to a Fund with a lower sales charge or a Money Market Fund are made without a sales charge.

Four exchanges may be made per calendar year. More than four exchanges in a year may be considered an abuse of the exchange privilege. The Trust reserves the right to charge a $10.00 fee for each exchange. A Shareholder with more than four exchanges per year will be notified prior to the imposition of any such fee. Exchanges may be requested through an Investment Consultant of a SunTrust Banks, Inc. affiliate bank, SunTrust Securities, Inc. and certain correspondent banks of SunTrust Banks, Inc. either by telephone or in writing (or via FUNDLINK through the Transfer Agent). The minimum exchange amount is $1,000 subject to account minimum initial purchase amounts

28
and minimum maintained balance requirements. This exchange offer is subject to change or termination by the Trust at any time upon 60 days' notice.

DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET FUNDS

Dividends from net investment income (exclusive of capital gains) of each of the Money Market Funds are declared on each Business Day to Shareholders at the close of business on the day of declaration. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount (except in the case of the Tax-Exempt Money Market Fund) and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to the Fund on the basis of its relative net assets. Investor Shares begin earning dividends on the Business Day the purchase order is effective and continue earning dividends through and including the Business Day before the redemption order is effective. Dividends are paid within ten Business Days after the end of each month in the form of additional Investor Shares of the same Fund unless the Shareholder has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing at least 15 days prior to the date of distribution to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid within ten Business Days after a Shareholder's complete redemption of his Investor Shares in a Fund.

BOND AND STATE TAX-EXEMPT BOND FUNDS

Dividends from net investment income (exclusive of capital gains) are declared on each Business Day and paid monthly by each of the Bond and State Tax-Exempt Bond Funds. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount (except in the case of the Investment Grade Tax-Exempt Bond and State Tax-Exempt Bond Funds) and minus the amortization of market premium on such assets, (iii) plus dividend or distribution income on such assets, (iv) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to the Fund on the basis of its relative net assets. Investor Shares invested in the Bond and State Tax-Exempt Bond Funds are eligible to begin earning dividends that are declared on the Business Day after the purchase order is effective and continue to be eligible for dividends through and including the day the redemption order is effective.

The net asset value of Investor Shares of the non-Money Market Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in the form of additional Investor Shares of the same Fund unless the customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing prior to the date of distribution to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions are paid within ten days of the end of the time period to which the dividend relates. Dividends and distributions payable to a Shareholder are paid in cash within ten Business Days after a

29
Shareholder's complete redemption of its Investor Shares in a Fund.

TAX INFORMATION

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of each Fund or its Shareholders. In particular, no attempt has been made herein to provide information on the tax laws of Florida, Georgia or Tennessee. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies by the Internal Revenue Code of 1986, as amended, (the "Code") so that it will be relieved of federal income tax on that part of its net investment income and net capital gains (the excess of long-term capital gains over net short-term capital loss) which is distributed to Shareholders. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

TAX STATUS OF DISTRIBUTIONS: MONEY MARKET FUNDS

The Prime Quality Money Market Fund and the U.S. Government Securities Money Market Fund will each distribute all of their net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares.

The Tax-Exempt Money Market Fund will distribute all of its net investment income (including net short-term capital gains) to Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay exempt-interest dividends to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for regular federal income tax purposes, but may have alternative minimum tax consequences. See the Statement of Additional Information.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Exempt Money Market Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

TAX STATUS OF DISTRIBUTIONS: BOND AND STATE TAX-EXEMPT BOND FUNDS

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income paid by the Funds will be taxable to Shareholders as ordinary income whether received in cash or in additional shares.

30

Each of the Investment Grade Tax-Exempt Bond and State Tax-Exempt Bond Funds will distribute all of its net investment income (including net short-term capital gains) to Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consist of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for regular federal income tax purposes, but may have alternative minimum tax consequences. See the Statement of Additional Information.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Investment Grade Tax-Exempt Bond and State Tax-Exempt Bond Funds to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

TAX STATUS OF DISTRIBUTIONS: ALL FUNDS

Dividends from net investment income will qualify for the dividends received deduction for corporate Shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. Dividends from net capital gains (the excess of net long-term capital gains over net short-term capital loss) will be treated as long-term capital gains, regardless of how long the Shareholder has held shares and regardless of whether distributions are received in cash or in additional shares. For certain individual Shareholders, net long-term capital gains may be taxed at a lower rate than ordinary income. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions. Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on December 31, of that year, if paid by the Fund any time during the following January.

Income received on direct U.S. obligations is exempt from tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a Shareholder from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax-exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular states.

Income derived by a Fund from obligations of foreign issuers may be subject to foreign withholding taxes. No Fund will be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes.

Interest on indebtedness incurred or continued by a Shareholder in order to purchase shares of a "tax-exempt" Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or certain industrial development bonds should consult their tax advisors before purchasing shares. For these purposes,

31
the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds. See the Statement of Additional Information.

A sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

STI CLASSIC FUNDS INFORMATION
THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

BOARD OF TRUSTEES

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

INVESTMENT ADVISORS

The Advisors are indirect wholly-owned subsidiaries of SunTrust Banks, Inc. ("SunTrust"), a southeastern regional bank holding company with assets of $66 billion as of December 31, 1995. SunTrust ranks among the twenty largest U.S. banking companies. Its three principal subsidiaries--SunTrust Banks of Florida, Inc., SunTrust Banks of Georgia, Inc. and SunTrust Banks of Tennessee, Inc.--provide a wide range of personal and corporate banking, trust, and investment services through more than 600 locations in the three-state area. Total discretionary assets under management with SunTrust Banks, Inc. equalled approximately $47 billion as of December 31, 1995.

Trusco Capital Management, Inc. ("Trusco") serves as the Advisor to the Prime Quality Money Market, U.S. Government Securities Money Market, Tax-Exempt Money Market, Short-Term U.S. Treasury Securities, Short-Term Bond and U.S. Government Securities Funds. As of June 30, 1996, Trusco had approximately $13.7 billion in assets under management. The principal business address of Trusco is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.

STI Capital Management, N.A. ("STI Capital") serves as the Advisor to the Limited-Term Federal Mortgage Securities, Investment Grade Bond, Investment Grade Tax-Exempt Bond and Florida Tax-Exempt Bond Funds. As of June 30, 1996, STI Capital had discretionary management authority with respect to assets of approximately $11 billion. The principal business address of STI Capital is P.O. Box 3808, Orlando, Florida 32802.

SunTrust Bank, Chattanooga, N.A. ("SunTrust Bank, Chattanooga") (formerly American National Bank & Trust Company) serves as the Advisor to the Tennessee Tax-Exempt Bond Fund. SunTrust Bank, Chattanooga, N.A. had

32
approximately $1.7 billion in assets under management as of December 31, 1995. The principal business address of SunTrust Bank, Chattanooga, N.A. is 736 Market Street, Chattanooga, Tennessee 37402.

SunTrust Bank, Atlanta (formerly Trust Company Bank) serves as the Advisor to the Georgia Tax-Exempt Bond Fund. As of December 31, 1995, SunTrust Bank, Atlanta had approximately $12.5 billion in assets under management. The principal address for SunTrust Bank, Atlanta is 25 Park Place, Atlanta, Georgia 30303.

The Trust and the above Advisors have entered into advisory agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisors make the investment decisions for the assets of the Fund(s) they advise and continuously review, supervise and administer their respective Fund's investment program. The Advisors discharge their responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. STI CLASSIC FUNDS ARE NOT DEPOSITS, ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT ENDORSED OR GUARANTEED BY AND DO NOT CONSTITUTE OBLIGATIONS OF SUNTRUST BANKS, INC. OR ANY OF ITS AFFILIATES. INVESTMENTS IN THE FUNDS INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE AND SHARES AT REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THERE IS NO GUARANTEE THAT ANY STI CLASSIC FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. With respect to all Funds, the Advisors may execute brokerage or other agency transactions through affiliates of the Advisors.

For the services provided and expenses incurred pursuant to the Advisory
Agreement: Trusco is entitled to receive advisory fees computed daily and paid monthly at the annual rate of .74%, .65%, .65%, .55%, .65% and .65% of the average daily net assets of the U.S. Government Securities Fund, Prime Quality Money Market Fund, U.S. Government Securities Money Market Fund, Tax-Exempt Money Market Fund, Short-Term U.S. Treasury Securities Fund and Short-Term Bond Fund, respectively; STI Capital is entitled to receive advisory fees computed daily and paid monthly at the annual rate of .65%, .74%, .74% and .65% of the average daily net assets of the Florida Tax-Exempt Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund and Limited-Term Federal Mortgage Securities Fund, respectively; SunTrust Bank, Chattanooga is entitled to receive advisory fees computed daily and paid monthly at the annual rates of
 .65% of the average daily net assets of the Tennessee Tax-Exempt Bond Fund; and SunTrust Bank, Atlanta is entitled to receive advisory fees computed daily and paid monthly at the annual rate of .65% of the average daily net assets of the Georgia Tax-Exempt Bond Fund.

From time to time, an Advisor may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. Currently, the Advisors and the Distributor have agreed to voluntary reductions in their respective fees as well as reductions in service and distribution fees in amounts necessary to maintain the total operating expenses at the amounts set forth in the Expense Summary. Voluntary reductions of fees may be terminated at any time.

For the fiscal year ended May 31, 1996: Trusco received advisory fees computed daily and paid monthly at the annual rate of .50%, .51%, .37%, .22%, .46% and
 .16% of the average daily net assets of the Prime Quality Money Market Fund, U.S. Government Securities Money Market Fund, Tax-Exempt Money Market Fund, Short-Term U.S. Treasury Securities Fund, Short-Term Bond Fund and U.S. Government

33
Securities Fund, respectively; STI Capital received advisory fees computed daily and paid monthly at the annual rate of .38%, .63%, .61%, and .43% of the average daily net assets of the Florida Tax-Exempt Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund and Limited-Term Federal Mortgage Securities Fund, respectively; SunTrust Bank, Chattanooga received advisory fees computed daily and paid monthly at the annual rate of .00% of the average daily net assets of the Tennessee Tax-Exempt Bond Fund and SunTrust Bank, Atlanta received advisory fees computed daily and paid monthly at the annual rate of
 .37% of the average daily net assets of the Georgia Tax-Exempt Bond Fund.

PORTFOLIO MANAGERS

Mr. Charles B. Leonard, CFA, First Vice President of Trusco, and Michael L. Ford, an Associate of Trusco, have been responsible for the day-to-day management of the U.S. Government Securities Fund since it commenced operations. Mr. Leonard has been with Trusco since 1986 as the senior fixed income manager. Mr. Ford has been with Trusco since April 1994. Prior to joining Trusco, Mr. Ford served as a senior securities analyst with Liberty Capital Advisors from January, 1992 to April, 1994 and has served as a securities analyst at Southern Farm Bureau Life Insurance Company from 1990 to 1992.

Mr. David Yealy has been responsible for the day-to-day management of the Short-Term Bond and Short-Term U.S. Treasury Securities Funds since July, 1996 and the Prime Quality Money Market and U.S. Government Securities Funds since they commenced operations. Mr. Yealy joined Trusco in 1991 and currently serves as a Vice President.

Ms. Mary F. Cernilli, CFA, has been responsible for the day-to-day management of the Tax-Exempt Money Market Fund since January, 1993. Prior to joining Trusco, Ms. Cernilli served as a Treasury Manager with Xerox Corporation from 1990 to 1993.

Mr. L. Earl Denney, CFA, and Mr. Dave E. West, CFA, have been responsible for the day-to-day management of the Limited-Term Federal Mortgage Securities Fund since it commenced operations. Mr. Denney has served as Executive Vice President of STI Capital since 1983. Mr. West has served as a fixed income portfolio manager with STI Capital since 1989. Mr. Denney has also been responsible for the day-to-day management of the Investment Grade Bond Fund since it commenced operations.

Ms. Gay Cash has been responsible for the day-to-day management of the Georgia Tax-Exempt Bond Fund since it commenced operations. Ms. Cash has served as a Vice President of SunTrust, Atlanta since January 1, 1987.

Mr. Ronald Schwartz, CFA, has been responsible for the day-to-day management of the Florida Tax-Exempt Bond and Investment Grade Tax-Exempt Bond Funds since each Fund commenced operations. Mr. Schwartz joined STI Capital in 1988 and currently serves as a Senior Vice President. Mr. Schwartz, has also been responsible for the day-to-day management of the Tennessee Tax-Exempt Bond Fund since July, 1995. Mr. Schwartz serves as Vice President and Trust Investment Officer of SunTrust Bank, Chattanooga.

BANKING LAWS

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, currently
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or its affiliates

34
from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and generally prohibit banks from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as an investment advisor, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Advisors believe that each may perform the services for STI Classic Funds contemplated by their respective Advisory Agreements described in this Prospectus without violation of applicable banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Advisors from continuing to perform services for STI Classic Funds. If the Advisors were prohibited from providing services to STI Classic Funds, the Board of Trustees would consider selecting other qualified firms. Any new investment advisory agreements would be subject to Shareholder approval.

If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Advisors, or their affiliates, would consider the possibility of offering to perform additional services for STI Classic Funds. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Advisors, or such affiliates, might offer to provide such services.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

DISTRIBUTION

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust, are parties to a distribution agreement (the "Distribution Agreement") dated May 29, 1992. The Investor Shares of each Fund have a distribution plan dated May 29, 1992, as amended ("Investor Plan"). The Distribution Agreement and the Investor Plan provide that the Investor Shares of the Funds may pay a distribution services fee to the Distributor of up to .20% of the average daily net assets of the Prime Quality Money Market Fund,
 .17% of the average daily net assets of the U.S. Government Securities Money Market Fund, .15% of the average daily net assets of the Tax-Exempt Money Market Fund, .18% of the average daily net assets of the Short-Term U.S. Treasury Securities Fund, .23% of the average daily net assets of the Short-Term Bond Fund, .43% of the average daily net assets of the Investment Grade Bond Fund,
 .43% of the average daily net assets of the Investment Grade Tax-Exempt Bond Fund, .18% of the average daily net assets of the Florida Tax-Exempt Bond Fund,
 .18% of the average daily net assets of the Georgia Tax-Exempt Bond Fund, .18% of the average daily net assets of the Tennessee Tax-Exempt Bond Fund, .38% of the average daily net assets of the U.S. Government Securities Fund and .23% of the average daily net assets of the Limited-Term Federal Mortgage Securities Fund. The Distributor will waive all or a portion of the distribution fee in order to limit the net expenses of the Investor Shares to the amounts set forth under "Expense Summary." The Distributor may apply this fee toward: (a) compensation for its services in connection with distribution assistance or provision of shareholder services; or (b) payments to financial institutions and intermediaries such as banks (including SunTrust Banks, Inc.'s affiliate

35

banks), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of Shareholder services. The Investor Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. SunTrust Banks, Inc.'s affiliate banks and certain correspondent banks may serve as shareholder servicing agents to the Trust. A prospective investor may visit any one of the Investment Services offices of the SunTrust Banks, Inc.'s affiliate banks, as listed on the last pages of the Prospectus, SunTrust Securities, Inc. or certain correspondent banks of SunTrust Banks, Inc. to receive copies of the Prospectuses for the Investor Shares of the Trust and application forms. Trust Shares of each Fund are offered without a sales charge or a distribution fee primarily to institutional investors, including affiliates and correspondents for the investment of funds in which they act in a fiduciary, agency, investment advisory or custodial capacity. The Flex Shares of a Fund are subject to a contingent deferred sales charge, pay a distribution services fee to the Distributor and are also subject to a services fee for personal service and maintenance of shareholder accounts. The contingent deferred sales charge option of the Flex Shares provides investors with an alternative purchase arrangement to Investor Shares. An investor may call 1-800-874-4770 to receive more information regarding Trust Shares or Flex Shares. It is possible that a financial institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares.

Each Fund may execute brokerage or other agency transactions through the Distributor, for which the Distributor receives compensation.

With respect to each of the Funds, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.

ADMINISTRATION

SEI Fund Resources (the "Administrator") serves as Administrator of the Trust. The Administrator provides the Trust with certain administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly, at an annual rate as follows:

AVERAGE AGGREGATE DAILY NET ASSETS             FEE
------------------------------------------  ---------
$1 - $1 billion                               0.10%
over $1 billion to $5 billion                 0.07%
over $5 billion to $8 billion                 0.05%
over $8 billion to $10 billion                0.045%
over $10 billion                              0.04%

From time to time, the Administrator may waive (either voluntarily or pursuant to applicable state limitations) all or a portion of the administration fee payable with respect to the Trust.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania

36
15222-3779, is the transfer agent for the shares of the Trust and dividend disbursing agent for the Trust.

CUSTODIAN

SunTrust Bank, Atlanta, c/o STI Trust and Investment Operations, Inc., 303 Peachtree Street N.E., 14th Floor, Atlanta, Georgia 30308, serves as custodian of the assets of each Fund. The custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants to the Trust are Arthur Andersen LLP, Philadelphia, Pennsylvania.

OTHER INFORMATION
VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholders may contact the Transfer Agent in order to obtain information on account statements, procedures and other related information by calling 1-800-874-4770.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of the permitted investments for the Funds. Further discussion is contained in the Statement of Additional Information.

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications

37
received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES -- Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CORPORATE DEBT OBLIGATIONS -- Corporate debt obligations are debt instruments issued by corporations with maturities exceeding 270 days. Such instruments may include putable corporate bonds and zero coupon bonds.

CUSTODIAL RECEIPTS -- Custodial receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts

38
include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS").

Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments. See "Zero Coupon Obligations."

DERIVATIVES -- Derivatives are securities whose value is derived from an underlying contract, index or security, or any combination thereof. This includes: futures, swap agreements, and some mortgage-back securities (CMOs, REMICs and SMBs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Policies and Strategies" for more information about any investment policies and limitations applicable to their use.

DOLLAR ROLLS -- Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

To avoid any leveraging concerns, the Fund will place U.S. Government or other liquid, high grade assets in a segregated account in an amount sufficient to cover its repurchase obligation.

EURODOLLAR AND YANKEE BANK OBLIGATIONS -- Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee bank obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into

39
futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

GUARANTEED INVESTMENT CONTRACTS ("GICs") -- GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A GIC provides that this guaranteed interest will not be less than a certain minimum rate. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over seven days in length.

LOAN PARTICIPATIONS -- Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower.

40
Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.

MEDIUM TERM NOTES -- Medium term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

COLLATERALIZED MORTGAGE OBLIGATIONS: CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity

41
or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and thus is termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL FORWARDS -- Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. A Fund will enter into municipal forwards when the price and yield of the underlying bonds are believed to be favorable when compared to current prices and yields. As with forward commitments, municipal forwards are subject to market fluctuations due to changes in market interest rates between the commitment date and the settlement date. Municipal forwards may be considered to be illiquid investments.

To avoid any leveraging concerns, a Fund will maintain liquid, high grade securities in a segregated account at least equal to the purchase price of the municipal forward.

MUNICIPAL LEASE OBLIGATIONS -- Municipal lease obligations are securities issued by state

42
and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Depending upon the market for such securities, municipal lease obligations may be illiquid.

MUNICIPAL SECURITIES -- Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

OBLIGATIONS OF SUPRANATIONAL ENTITIES -- Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The custodian will hold the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the Investment Company Act of 1940.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS -- Investments by a money market fund are subject to limitations imposed under regulations adopted by the Securities and Exchange Commission. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating

43
organizations (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to the further constraints in that (i) no more than 5% of a Fund's assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of the Fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. Rule 144A securities are securities that have not been registered under the Securities Act of 1933 but which may be traded between certain institutional investors including investment companies. The Trust's Board of Trustees is responsible for developing guidelines and procedures for determining the liquidity of restricted securities, and for monitoring the Advisor's implementation of the guidelines and procedures.

SECURITIES LENDING -- In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS -- There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund.

STANDBY COMMITMENTS AND PUTS -- Securities subject to standby commitments or puts

44
permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA Securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank Securities), while still others are supported only by the credit of the instrumentality (e.g., FNMA Securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will segregate liquid high grade debt securities or cash in an amount at least equal

45
to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON OBLIGATIONS -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

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A-1

APPENDIX
I.  BOND RATINGS
CORPORATE AND MUNICIPAL BONDS

The following are descriptions of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 and VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest.

II.  COMMERCIAL PAPER AND SHORT-TERM RATINGS

The following descriptions of commercial paper ratings have been published by S&P, Moody's, Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff") and IBCA Limited ("IBCA"), respectively.

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+ and 1. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 and Prime-2 by Moody's are judged by Moody's to have superior ability and strong ability for repayment, respectively.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidit y factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.
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TRUST AND INVESTMENT SERVICES OFFICES OF SUNTRUST BANKS, INC.
AFFILIATE BANKS:

FLORIDA: (STATEWIDE TOLL FREE) 1-800-526-1177

SUNTRUST SECURITIES, INC. -- FLORIDA
200 S. Orange Avenue
Tower 10
Orlando, FL 32801
(407) 237-4380
1-800-432-4760, ext. 4380

501 E. Las Olas Boulevard
Ft. Lauderdale, FL 33301
(954) 765-7422
Boca Raton Office
800 S. Federal Highway
Boca Raton, FL 33435
(561) 243-6707
Coral Ridge Office
2626 E. Oakland Park Blvd.
Ft. Lauderdale, FL 33306
(954) 765-2155
Delray Beach Office
302 E. Atlantic Avenue
Delray Beach, FL 33483
(561) 243-6750

5200 W. Atlantic Ave.
Delray Beach, FL 33484
(561) 243-6743

Hollywood Office
2001 Hollywood Blvd.
Hollywood, FL 33021
(954) 765-7062
Palm Beach Office
303 Royal Poinciana Plaza
Palm Beach, FL 33480
(561) 835-2855
PGA Office
4500 PGA Blvd.
Palm Beach Gardens, FL 33410
(561) 835-2802

8200 W. Broward Blvd.
Plantation, FL 33324
(954) 765-7661

777 Brickell Avenue
Miami, FL 33131
(305) 579-7450

401 E. Jackson Street
Tampa, FL 33602
(813) 224-2517

700 Virginia Avenue
Ft. Pierce, FL 34982
(407) 467-6459
Osceola Office
111 East Osceola Street
Stuart, FL 34994
(407) 223-6012

Belnova Office
120 S. Ridgewood Avenue
Daytona Beach, FL 32114
(904) 258-2390
Bill France Office
4900 Clyde Morris Blvd.
Port Orange, FL 32119
(904) 258-2654
Deland Office
302 E. New York Avenue
Deland, FL 32724
(904) 822-5891

200 W. Forsyth Street
Jacksonville, FL 32202
(904) 632-2534

1612 E. Cape Coral Parkway
Cape Coral, FL 33904
(941) 540-6128
Pelican Bay Office
801 Laurel Oak Drive
Naples, FL 33963
(941) 598-0515

South Gate Office
3400 S. Tamiami Trail
Sarasota, FL 34230
(941) 316-4027
Port Charlotte Office
18501 Murdock Circle
Port Charlotte, FL 33949
(941) 625-9286

5899 Whitfield Avenue
Sarasota, FL 34243
(941) 359-7415

North Beneva Office
3577 Fruitville Road
Sarasota, FL 34237
(941) 316-4003

South Beneva Office
8181 S. Tamiami Trail
Sarasota, FL 34231
(941) 927-7903
Venice Office
200 Nokomis Avenue South
Venice, FL 34285
(941) 486-4417

210 Security Square
Winter Haven, FL 33880
(941) 297-6855

One East Jefferson Street
Brooksville, FL 34601
(352) 754-5798
Crystal River Office
1502 SE Highway 19
Crystal River, FL 34428
(352) 795-8214

5435 Gall Blvd.
Zephyrhills, FL 33541
(813) 780-4154

6335 U.S. Highway 19
New Port Richey, FL 34652
(813) 861-4375

Seven Hills Office
1170 Mariner Blvd.
Spring Hill, FL 34609
(352) 754-5779

203 E. Silver Springs Blvd.
Ocala, FL 34470
(352) 368-6477

3522 Thomasville Road
Tallahassee, FL 32308
(904) 298-5064

511 W. 23rd Street
Panama City, FL 32405
(904) 872-6086

11 Hoffman Drive
Gulf Breeze, FL 32561
(904) 435-1264

GEORGIA:

SUNTRUST SECURITIES, INC. -- GEORGIA
55 Park Place
First Floor
Atlanta, GA 30303
(404) 588-8108
1-800-600-6350

101 N. Lumpkin Street
Athens, GA 30601
(706) 354-5346

427 Oak Street
Gainsville, GA 30501
(770) 503-8674

100 East Second Avenue
Rome, GA 30161
(706) 236-4325

2815 Wrightsboro Road
Augusta, GA 30909
(706) 821-2015

606 Cherry Street
Macon, GA 31201
(912) 755-5175

1246 First Avenue
Columbus, GA 31901
(706) 649-3631

33 Bull Street, Suite 208
Savannah, GA 31401
(912) 944-1165

410 W. Broad Avenue
Albany, GA 31701
(912) 430-5468
Coffee County Branch
201 S. Peterson Avenue
Douglas, GA 31533
(912) 383-5242

510 Gloucester Street
Brunswick, GA 31520
(912) 262-5322

701 Sea Island Road
St. Simons Island, GA 31522
(912) 638-3620
(912) 262-2227

TENNESSEE:

SUNTRUST BANK, SECURITIES, INC. -- TENNESSEE
424 Church Street
4th Floor
Nashville, TN 37219
(615) 748-4477
1-800-932-2652

736 Market Street
Chattanooga, TN 37402
(423) 757-3005
TN WATS 1-800-572-7306, Ext. 3005
Bordering States WATS
1-800-874-1083, Ext. 3005
Out of State WATS
1-800-251-6266, Ext. 3005

9950 Kingston Pike
Knoxville, TN 37922
(423) 544-2181
1-800-456-1177

207 Mockingbird Lane
Johnson City, TN 37604
(423) 461-1005

25 Public Square
Lawrenceburg, TN 38464
(615) 762-3511

ALABAMA:

SUNTRUST SECURITIES, INC. -- ALABAMA
201 South Court Street
Florence, AL 35630
(205) 767-8537
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
STI CLASSIC FUNDS ORGANIZATIONAL OVERVIEW

*          INVESTMENT ADVISORS
           Trusco Capital Management, Inc.        50 Hurt Plaza
                                                  Suite 1400
                                                  Atlanta, GA 30303
           STI Capital Management, N.A.           P.O. Box 3808
                                                  Orlando, FL 32802
           SunTrust Bank, Chattanooga, N.A.       736 Market Street
                                                  Chattanooga, TN 37402
           SunTrust Bank, Atlanta                 25 Park Place
                                                  Atlanta, GA 30303
*          DISTRIBUTOR
           SEI Financial Services Company         680 E. Swedesford Road
                                                  Wayne, PA 19087
*          ADMINISTRATOR
           SEI Fund Resources                     680 E. Swedesford Road
                                                  Wayne, PA 19087
*          TRANSFER AGENT
           Federated Services Company             Federated Investors Tower
                                                  Pittsburgh, PA 15222-3779
*          CUSTODIAN
           SunTrust Bank, Atlanta                 c/o STI Trust & Investment
                                                  Operations, Inc.
                                                  303 Peachtree Street N.E.
                                                  14th Floor
                                                  Atlanta, GA 30308
*          LEGAL COUNSEL
           Morgan, Lewis & Bockius LLP            2000 One Logan Square
                                                  Philadelphia, PA 19103
*          INDEPENDENT PUBLIC ACCOUNTANTS
           Arthur Andersen LLP                    1601 Market Street
                                                  Philadelphia, PA 19103

100487/10-95

                                  DISTRIBUTOR
                             SEI Financial Services
                                    Company

                          -- - - - - - - - - - - - - -

                                   PROSPECTUS

                                INVESTOR SHARES

                           INVESTMENT GRADE BOND FUND
                          INVESTMENT GRADE TAX-EXEMPT
                                   BOND FUND
                                U.S. GOVERNMENT
                                SECURITIES FUND
                         LIMITED-TERM FEDERAL MORTGAGE
                                SECURITIES FUND
                              SHORT-TERM BOND FUND
                            SHORT-TERM U.S. TREASURY
                                SECURITIES FUND
                          FLORIDA TAX-EXEMPT BOND FUND
                               GEORGIA TAX-EXEMPT
                                   BOND FUND
                              TENNESSEE TAX-EXEMPT
                                   BOND FUND
                              PRIME QUALITY MONEY
                                  MARKET FUND
                           U.S. GOVERNMENT SECURITIES
                               MONEY MARKET FUND
                                TAX-EXEMPT MONEY
                                  MARKET FUND

                              INVESTMENT ADVISORS
                        TRUSCO CAPITAL MANAGEMENT, INC.
                          STI CAPITAL MANAGEMENT, N.A.
                        SUNTRUST BANK, CHATTANOOGA, N.A.
                             SUNTRUST BANK, ATLANTA
                                OCTOBER 1, 1996

                                     [LOGO]

                               STI CLASSIC FUNDS
                                  FLEX SHARES
                           INVESTMENT GRADE BOND FUND
                     INVESTMENT GRADE TAX-EXEMPT BOND FUND
                        U.S. GOVERNMENT SECURITIES FUND
                 LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
                              SHORT-TERM BOND FUND
                    SHORT-TERM U.S. TREASURY SECURITIES FUND
                          FLORIDA TAX-EXEMPT BOND FUND
                          GEORGIA TAX-EXEMPT BOND FUND
                         TENNESSEE TAX-EXEMPT BOND FUND
                              CAPITAL GROWTH FUND
                            VALUE INCOME STOCK FUND
                              MID-CAP EQUITY FUND
                                 BALANCED FUND
                              SUNBELT EQUITY FUND
                        INTERNATIONAL EQUITY INDEX FUND
                           INTERNATIONAL EQUITY FUND

                       INVESTMENT ADVISORS TO THE FUNDS:
                        TRUSCO CAPITAL MANAGEMENT, INC.
                          STI CAPITAL MANAGEMENT, N.A.
                           SUNTRUST BANK, CHATTANOOGA
                             SUNTRUST BANK, ATLANTA
                                (THE "ADVISORS")

The STI Classic Funds (the "Trust") is a mutual fund that offers shares in a number of separate investment portfolios (each a "Fund" and, collectively, the "Funds"). This Prospectus sets forth concisely the information about the Flex Shares of the above-referenced Funds. Investors are advised to read this Prospectus and retain it for future reference.

A Statement of Additional Information relating to the Funds dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 or by calling 1-800-874-4770. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE TRUST'S SHARES ARE NOT SPONSORED, ENDORSED, OR GUARANTEED BY, AND DO NOT CONSTITUTE OBLIGATIONS OR DEPOSITS OF, THE ADVISORS OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS INCLUDING SUNTRUST BANKS, INC., ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

OCTOBER 1, 1996

2

Throughout this Prospectus, the Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Short-Term U.S. Treasury Securities Fund, Short-Term Bond Fund, U.S. Government Securities Fund and Limited-Term Federal Mortgage Securities Fund, which invest primarily in bonds and other fixed income instruments, may be referred to as the "Bond Funds," and the Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund and Tennessee Tax-Exempt Bond Fund, which invest primarily in tax-exempt bonds and other fixed income instruments, may be referred to as the "State Tax-Exempt Bond Funds" and the Capital Growth Fund, Value Income Stock Fund, Mid-Cap Equity Fund, Sunbelt Equity Fund. International Equity Index Fund and International Equity Fund, which invest primarily in equity securities, may be referred to as the "Equity Funds."

                               TABLE OF CONTENTS

Expense Summary...........................................................     3
Financial Highlights......................................................     7
Performance Information for Predecessor Collective Funds..................     9
The Trust.................................................................     9
Funds and Investment Objectives...........................................    10
Investment Policies and Strategies........................................    11
General Investment Policies and Strategies................................    24
Investment Risks..........................................................    25
Investment Limitations....................................................    27
Performance Information...................................................    28
Fundlink..................................................................    28
Purchase of Fund Shares...................................................    29
Redemption of Fund Shares.................................................    31
Exchanges.................................................................    32
Dividends and Distributions...............................................    32
Tax Information...........................................................    33
STI Classic Funds Information.............................................    35
The Trust.................................................................    35
Board of Trustees.........................................................    35
Investment Advisors.......................................................    35
Portfolio Managers........................................................    37
Banking Laws..............................................................    38
Distribution..............................................................    39
Administration............................................................    40
Transfer Agent and Dividend Disbursing Agent..............................    40
Custodian.................................................................    40
Legal Counsel.............................................................    40
Independent Public Accountants............................................    40
Other Information.........................................................    40
Voting Rights.............................................................    40
Reporting.................................................................    41
Shareholder Inquiries.....................................................    41
Description of Permitted Investments......................................    41
Appendix..................................................................   A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR SEI FINANCIAL SERVICES COMPANY (THE "DISTRIBUTOR"). THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

3

                                EXPENSE SUMMARY
                                  FLEX SHARES
                                   Bond Funds

The purpose of the following tables is to help you understand the various costs and expenses that a shareholder will bear, directly or indirectly, in connection with an investment in the Flex Shares of each Fund.

SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------------
                                                                         BOND FUNDS
------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
 on Purchases (as a percentage of
 offering price)......................................................      None
Maximum Sales Charge Imposed
 on Reinvested Dividends..............................................      None
Maximum Contingent Deferred
 Sales Charge.........................................................     2.00%
Redemption Fees(1)....................................................      None
Exchange Fee..........................................................      None
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

(1) There is a $7.00 wire charge for redemptions for all funds processed from retail accounts which require wires to particular banks.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                                                                     LIMITED-TERM
                                                    INVESTMENT                          FEDERAL                     SHORT-TERM
                                     INVESTMENT     GRADE TAX-                         MORTGAGE      SHORT-TERM    U.S. TREASURY
                                     GRADE BOND    EXEMPT BOND    U.S. GOVERNMENT     SECURITIES        BOND        SECURITIES
                                        FUND           FUND       SECURITIES FUND        FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
Management Fees (after fee waivers
  & reimbursements)(1).............         .63%           .61%               .16%            .43%          .46%            .22%
12b-1 Distribution & Service Fees
  (after fee waivers &
  reimbursements)(2)...............         .39%           .56%               .28%            .02%          .00%            .03%
Other Fund Expenses (after fee
  waivers & reimbursements)(3).....         .62%           .46%              1.22%            .80%          .74%            .80%
--------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses
  (after fee waivers &
  reimbursements)(4)...............        1.64%          1.63%              1.66%           1.25%         1.20%           1.05%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

(1) Each Advisor is waiving, on a voluntary basis, a portion of its fee from each Fund. Each Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers and reimbursements, Advisory Fees for the Funds would be as follows: Investment Grade Bond Fund -- .74%, Investment Grade Tax-Exempt Bond Fund -- .74%, U.S. Government Securities Fund -- .74%, Limited-Term Federal Mortgage Securities Fund -- .65%, Short-Term Bond Fund -- .65% and Short-Term U.S. Treasury Securities Fund -- .65%. See "Investment Advisors."

(2) The Distributor is reimbursing, on a voluntary basis, a portion of its expenses from each Fund. The Distributor reserves the right to terminate its reimbursement at any time in its sole discretion. Absent such reimbursements, 12b-1 Distribution & Service Fees would be as follows:
    Investment Grade Bond Fund -- 1.00%, Investment Grade Tax-Exempt Bond Fund -- 1.00%, U.S. Government Securities Fund -- 1.00%, Limited-Term Federal Mortgage Securities Fund -- 1.00 %, Short-Term Bond Fund -- 1.00% and Short-Term U.S. Treasury Securities Fund -- 1.00%. See "Distribution."

(3) Absent waivers and reimbursements, Other Fund Expenses would be as  follows:
    Investment Grade Bond Fund -- .75%, Investment Grade Tax-Exempt Bond Fund -- .51%, Limited-Term Federal Mortgage Securities Fund -- 1.94%, Short-Term Bond Fund -- 2.41% and Short-Term U.S. Treasury Securities Fund -- 1.32%.

(4) Absent the voluntary waivers described above, Total Fund Operating Expenses would be as follows: Investment Grade Bond Fund -- 2.49%, Investment Grade Tax-Exempt Bond Fund -- 2.25%, U.S. Government Securities Fund -- 2.96%, Limited-Term Federal Mortgage Securities Fund -- 3.59%, Short-Term Bond Fund -- 4.06% and Short-Term U.S. Treasury Securities Fund -- 2.97%.

4

                                EXPENSE SUMMARY
                                  FLEX SHARES
                          State Tax-Exempt Bond Funds

SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------------------------------
                                                       STATE
                                                     TAX-EXEMPT
                                                     BOND FUNDS
----------------------------------------------------------------
Maximum Sales Charge Imposed
 on Purchases (as a percentage of
 offering price)..................................      None
Maximum Sales Charge Imposed
 on Reinvested Dividends..........................      None
Maximum Contingent Deferred
 Sales Charge.....................................     2.00%
Redemption Fees(1)................................      None
Exchange Fee......................................      None
----------------------------------------------------------------
----------------------------------------------------------------

(1)There is a $7.00 wire charge for redemptions for all funds processed from retail accounts which require wires to particular banks.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                                        FLORIDA          GEORGIA         TENNESSEE
                                                      TAX-EXEMPT       TAX-EXEMPT       TAX-EXEMPT
                                                       BOND FUND        BOND FUND        BOND FUND
-----------------------------------------------------------------------------------------------------
Management Fees (after fee waivers &
  reimbursements)(1)..............................          .38%             .37%             .00%
12b-1 Distribution & Service Fees (after fee
  waivers & reimbursements)(2)....................          .16%             .30%             .54%
Other Expenses (after fee waivers &
  reimbursements)(3)..............................          .81%             .68%             .81%
-----------------------------------------------------------------------------------------------------
Total Fund Operating Expenses (after fee waivers &
  reimbursements)(4)(5)...........................         1.35%            1.35%            1.35%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

(1) Each Advisor is waiving, on a voluntary basis, a portion of its fee from each Fund. Each Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers and reimbursements, Advisory Fees for the Funds would be as follows: Florida Tax-Exempt Bond Fund -- .65%, Georgia Tax-Exempt Bond Fund -- .65% and Tennessee Tax-Exempt Bond Fund -- .65%. See "Investment Advisors."

(2) The Distributor is reimbursing, on a voluntary basis, a portion of its expenses from each Fund. The Distributor reserves the right to terminate its reimbursement at any time in its sole discretion. Absent such reimbursements, 12b-1 Distribution & Service Fees would be as follows:
    Florida Tax-Exempt Bond Fund -- 1.00%, Georgia Tax-Exempt Bond Fund -- 1.00% and Tennessee Tax-Exempt Bond Fund -- 1.00%. See "Distribution."

(3) Absent waivers and reimbursements, Other Fund Expenses would be as  follows:
    Florida Tax-Exempt Bond Fund -- .89%, Georgia Tax-Exempt Bond Fund -- .70% and Tennessee Tax-Exempt Bond Fund -- 1.09%.

(4) Absent the voluntary waivers described above, Total Fund Operating Expenses would be as follows: Florida Tax-Exempt Bond Fund -- 2.54%, Georgia Tax-Exempt Bond Fund -- 2.35% and Tennessee Tax-Exempt Bond Fund -- 2.74%.

(5) Total Fund Operating Expenses for the Tennessee Tax-Exempt Bond Fund have been restated to reflect current fees.

5

                                EXPENSE SUMMARY
                                  FLEX SHARES
                           Equity and Balanced Funds

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------
                                                     EQUITY
                                                       AND
                                                    BALANCED
                                                      FUNDS
-------------------------------------------------------------
Maximum Sales Charge Imposed
 on Purchases (as a percentage of
 offering price)..................................    None
Maximum Sales Charge Imposed
 on Reinvested Dividends..........................    None
Maximum Contingent Deferred
 Sales Charge.....................................    2.00%
Redemption Fees(1)................................    None
Exchange Fee......................................    None
-------------------------------------------------------------
-------------------------------------------------------------

(1)There is a $7.00 wire charge for redemptions for all funds processed from retail accounts which require wires to particular banks.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                                     VALUE
                                          CAPITAL   INCOME    MID-CAP               SUNBELT    INTERNATIONAL    INTERNATIONAL
                                          GROWTH     STOCK     EQUITY    BALANCED    EQUITY     EQUITY INDEX        EQUITY
                                           FUND      FUND       FUND       FUND       FUND          FUND             FUND
------------------------------------------------------------------------------------------------------------------------------
Management Fees (after fee waivers &
  reimbursements)(1)....................    1.03%      .80%      1.00%       .79%      1.02%             .76%            1.06%
12b-1 Distribution & Service Fees (after
  voluntary reductions &
  reimbursements)(2)....................     .76%      .86%       .46%       .43%       .16%             .10%             .00%
Other Fund Expenses (after fee waivers &
  reimbursements)(3)....................     .48%      .34%       .74%       .79%      1.02%            1.24%            1.45%
------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses (after fee
  waivers & reimbursements)(4)(5).......    2.27%     2.00%      2.20%      2.01%      2.20%            2.10%            2.51%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(1) Each Advisor is waiving, on a voluntary basis, a portion of its fee from each Fund. Each Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers and reimbursements, Advisory Fees for the Funds would be as follows: Capital Growth Fund -- 1.15%, Value Income Stock Fund -- .80%, Mid-Cap Equity Fund -- 1.15%, Balanced Fund --.95%, Sunbelt Equity Fund -- 1.15%, International Equity Index Fund -- .90% and International Equity Fund -- 1.25%. See "Investment Advisors."

(2) The Distributor is reimbursing, on a voluntary basis, a portion of its expenses from each Fund. The Distributor reserves the right to terminate its reimbursement at any time in its sole discretion. Absent such reimbursements, 12b-1 Distribution & Service Fees would be as follows:
    Capital Growth Fund -- 1.00%, Value Income Stock Fund -- 1.00%, Mid-Cap Equity Fund -- 1.00%, Balanced Fund -- 1.00%, Sunbelt Equity Fund -- 1.00%, International Equity Index Fund -- 1.00% and International Equity Fund -- 1.00%. See "Distribution."

(3)  Absent waivers and reimbursements, Other Fund Expenses would be as follows:
    Capital Growth Fund -- .53%, Value Income Stock Fund -- .35%, Mid-Cap Equity Fund -- .89%, Balanced Fund -- 1.02%, Sunbelt Equity Fund -- 1.47%, International Equity Index Fund -- 2.24% and International Equity Fund -- 3.61%.

(4) Absent the voluntary waivers described above, Total Fund Operating Expenses would be as follows: Capital Growth Fund -- 2.68%, Value Income Stock Fund -- 2.15%, Mid-Cap Equity Fund -- 3.04%, Balanced Fund -- 2.97%, Sunbelt Equity Fund -- 3.62%, International Equity Index Fund -- 4.14% and International Equity Fund -- 5.86%.

(5) Total Operating Expenses for the Balanced Fund have been restated to reflect current fees.

6

                                                                              ONE     THREE     FIVE     TEN
                                 EXAMPLES                                     YEAR    YEARS    YEARS    YEARS
--------------------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment assuming:
 (1) 5% annual return and (2) redemption at the end of each time period.

INVESTMENT GRADE BOND FUND.................................................  $  37    $  52    $  89    $ 194
INVESTMENT GRADE TAX-EXEMPT BOND FUND......................................  $  37    $  51    $  89    $ 193
U.S. GOVERNMENT SECURITIES FUND............................................  $  37    $  52    $  90    $ 197
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND..............................  $  33    $  40    $  69    $ 151
SHORT-TERM BOND FUND.......................................................  $  32    $  38    $  66    $ 145
SHORT-TERM U.S. TREASURY SECURITIES FUND...................................  $  31    $  34    $  58    $ 128
FLORIDA TAX-EXEMPT BOND FUND...............................................  $  34    $  43    $  74    $ 162
GEORGIA TAX-EXEMPT BOND FUND...............................................  $  34    $  43    $  74    $ 162
TENNESSEE TAX-EXEMPT BOND FUND.............................................  $  34    $  43    $  74    $ 162
CAPITAL GROWTH FUND........................................................  $  43    $  71    $ 122    $ 261
VALUE INCOME STOCK FUND....................................................  $  40    $  63    $ 108    $ 233
MID-CAP EQUITY FUND........................................................  $  42    $  69    $ 118    $ 253
BALANCED FUND FUND.........................................................  $  40    $  63    $ 108    $ 234
SUNBELT EQUITY FUND........................................................  $  42    $  69    $ 118    $ 253
INTERNATIONAL EQUITY INDEX FUND............................................  $  41    $  66    $ 113    $ 243
INTERNATIONAL EQUITY FUND..................................................  $  45    $  78    $ 134    $ 285
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

THE EXAMPLE IS BASED UPON THE TOTAL OPERATING EXPENSES OF THE FUNDS AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. A person that purchases shares through an account with a financial institution may be charged separate fees by the financial institution. The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Purchase of Fund Shares." Long-term Shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

7

FINANCIAL HIGHLIGHTS

The following information has been audited by Arthur Andersen LLP, independent public accountants to the Trust, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's 1996 Annual Report to Shareholders. Additional performance information regarding each Fund is contained in the Trust's Annual Report to Shareholders and is available without charge by calling 1-800-874-4770.

For a Flex Share Outstanding Throughout the Period

                             NET ASSET      NET                           DISTRIBUTIONS
                               VALUE     INVESTMENT   NET REALIZED AND      FROM NET      DISTRIBUTIONS   NET ASSET
                             BEGINNING     INCOME     UNREALIZED GAINS     INVESTMENT     FROM REALIZED   VALUE END      TOTAL
                             OF PERIOD     (LOSS)      ON INVESTMENTS        INCOME       CAPITAL GAINS   OF PERIOD     RETURN
                             ---------   ----------   -----------------   -------------   -------------   ----------   ---------

                              ------------------------------
                              INVESTMENT GRADE BOND FUND
                             ------------------------------
  FLEX SHARES
  1996 (1)...............    $10.33      $  0.52      $     (0.26)        $    (0.52)             --      $ 10.07        2.50%*

                              -------------------------------------------
                              INVESTMENT GRADE TAX-EXEMPT BOND FUND
                             -------------------------------------------
  FLEX SHARES
  1996 (2)...............    $11.30      $  0.37      $      0.18         $    (0.37)     $    (0.37)     $ 11.11        4.91%*

                              ----------------------------------
                              U.S. GOVERNMENT SECURITIES FUND
                             ----------------------------------
  FLEX SHARES
  1996 (1)...............    $10.31      $  0.52      $     (0.37)        $    (0.52)     $    (0.03)     $  9.91        1.42%*

                              -------------------------------------------------
                              LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
                             -------------------------------------------------
  FLEX SHARES
  1996 (1)...............    $10.14      $  0.55      $     (0.15)        $    (0.55)             --      $  9.99        4.10%*

                              -----------------------
                              SHORT-TERM BOND FUND
                             -----------------------
  FLEX SHARES
  1996 (3)...............    $10.02      $  0.47      $     (0.12)        $    (0.47)     $    (0.02)     $  9.88        3.73%*

                              ------------------------------------------
                              SHORT-TERM U.S. TREASURY SECURITIES FUND
                             ------------------------------------------
  FLEX SHARES
  1996 (4)...............    $ 9.96      $  0.48      $     (0.14)        $    (0.48)             --      $  9.82        3.72%*

                              --------------------------------
                              FLORIDA TAX-EXEMPT BOND FUND
                             --------------------------------
  FLEX SHARES
  1996 (2)...............    $10.19      $  0.39      $     (0.06)        $    (0.39)     $    (0.05)     $ 10.08        3.27%*

                              ---------------------------------
                              GEORGIA TAX-EXEMPT BOND FUND
                             ---------------------------------
  FLEX SHARES
  1996 (5)...............    $ 9.72      $  0.36      $     (0.14)        $    (0.36)     $    (0.02)     $  9.56        2.25%*

                              -----------------------------------
                              TENNESSEE TAX-EXEMPT BOND FUND
                             -----------------------------------
  FLEX SHARES
  1996 (6)...............    $ 9.59      $  0.37      $     (0.18)        $    (0.37)             --      $  9.41        1.98%*

                                                                                                RATIO OF NET
                                                                                              INVESTMENT INCOME
                                                                          RATIO OF EXPENSES   (LOSS) TO AVERAGE
                           NET ASSETS     RATIO OF      RATIO OF NET       TO AVERAGE NET        NET ASSETS
                             END OF       EXPENSES    INVESTMENT INCOME   ASSETS (EXCLUDING      (EXCLUDING     PORTFOLIO
                             PERIOD      TO AVERAGE   (LOSS) TO AVERAGE      WAIVERS AND         WAIVERS AND     TURNOVER
                              (000)      NET ASSETS      NET ASSETS        REIMBURSEMENTS)     REIMBURSEMENTS)     RATE
                           -----------   ----------   -----------------   -----------------   ----------------- ----------
                           ------------------------------
                            INVESTMENT GRADE BOND FUND
                           ------------------------------
  FLEX SHARES
  1996 (1)...............  $  4,621         1.64%*           4.84%*              2.49%*              3.99%*      184.33%
                           -------------------------------------------
                            INVESTMENT GRADE TAX-EXEMPT BOND FUND
                           -------------------------------------------
  FLEX SHARES
  1996 (2)...............  $  5,536         1.63%*           3.12%*              2.25%*              2.50%*      513.90%
                           ----------------------------------
                            U.S. GOVERNMENT SECURITIES FUND
                           ----------------------------------
  FLEX SHARES
  1996 (1)...............  $  2,826         1.66%*           5.18%*              2.86%*              3.98%*       83.38%
                           -------------------------------------------------
                            LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
                           -------------------------------------------------
  FLEX SHARES
  1996 (1)...............  $  1,349         1.25%*           5.38%*              3.59%*              3.04%*       83.01%
                           -----------------------
                            SHORT-TERM BOND FUND
                           -----------------------
  FLEX SHARES
  1996 (3)...............  $    966         1.20%*           4.77%*              4.06%*              1.91%*      162.62%
                           ------------------------------------------
                            SHORT-TERM U.S. TREASURY SECURITIES FUND
                           ------------------------------------------
  FLEX SHARES
  1996 (4)...............  $  2,423         1.05%*           5.03%*              2.97%*              3.11%*       94.00%
                           --------------------------------
                            FLORIDA TAX-EXEMPT BOND FUND
                           --------------------------------
  FLEX SHARES
  1996 (2)...............  $  2,692         1.35%*           3.79%*              2.54%*              2.60%*       62.68%
                           ---------------------------------
                            GEORGIA TAX-EXEMPT BOND FUND
                           ---------------------------------
  FLEX SHARES
  1996 (5)...............  $  4,207         1.35%*           3.66%*              2.35%*              2.66%*       60.02%
                           -----------------------------------
                            TENNESSEE TAX-EXEMPT BOND FUND
                           -----------------------------------
  FLEX SHARES
  1996 (6)...............  $  2,017         1.34%*           3.80%*              2.74%*              2.40%*       41.00%

8

FINANCIAL HIGHLIGHTS CONTINUED

                             NET ASSET      NET                           DISTRIBUTIONS
                               VALUE     INVESTMENT   NET REALIZED AND      FROM NET      DISTRIBUTIONS   NET ASSET
                             BEGINNING     INCOME     UNREALIZED GAINS     INVESTMENT     FROM REALIZED   VALUE END      TOTAL
                             OF PERIOD     (LOSS)      ON INVESTMENTS        INCOME       CAPITAL GAINS   OF PERIOD     RETURN
                             ---------   ----------   -----------------   -------------   -------------   ----------   ---------

                              ----------------------
                              CAPITAL GROWTH FUND
                             ----------------------
  FLEX SHARES
  1996 (2)...............    $12.20      $  0.02      $      3.26         $    (0.05)     $    (0.59)     $ 14.84       27.48%*

                              --------------------------
                              VALUE INCOME STOCK FUND
                             --------------------------
  FLEX SHARES
  1996 (2)...............    $11.59      $  0.26      $      2.65         $    (0.26)     $    (1.16)     $ 13.08       26.52%*

                              ----------------------
                              MID-CAP EQUITY FUND
                             ----------------------
  FLEX SHARES
  1996 (6)...............    $11.13           --      $      2.45         $    (0.02)     $    (0.87)     $ 12.69       23.00%*

                              ----------------
                              BALANCED FUND
                             ----------------
  FLEX SHARES
  1996 (7)...............    $10.36      $  0.24      $      1.29         $    (0.25)     $    (0.11)     $ 11.53       15.58%*

                              ---------------------
                              SUNBELT EQUITY FUND
                             ---------------------
  FLEX SHARES
  1996 (6)...............    $10.20      $ (0.07)     $      4.04                 --      $    (0.20)     $ 13.97       39.86%*

                              --------------------------------
                              INTERNATIONAL EQUITY INDEX FUND
                             --------------------------------
  FLEX SHARES
  1996 (8)...............    $10.24           --      $      0.82         $    (0.10)     $    (0.09)     $ 10.87        8.32%+*

                              --------------------------
                              INTERNATIONAL EQUITY FUND
                             --------------------------
  FLEX SHARES
  1996 (9)...............    $10.44      $  0.02      $      0.91                 --              --      $ 11.37        8.91%+

                                                                                                RATIO OF NET
                                                                                              INVESTMENT INCOME
                                                                          RATIO OF EXPENSES   (LOSS) TO AVERAGE
                           NET ASSETS     RATIO OF      RATIO OF NET       TO AVERAGE NET        NET ASSETS
                             END OF       EXPENSES    INVESTMENT INCOME   ASSETS (EXCLUDING      (EXCLUDING     PORTFOLIO
                             PERIOD      TO AVERAGE   (LOSS) TO AVERAGE      WAIVERS AND         WAIVERS AND     TURNOVER
                              (000)      NET ASSETS      NET ASSETS        REIMBURSEMENTS)     REIMBURSEMENTS)     RATE
                           -----------   ----------   -----------------   -----------------   ----------------- ----------
                           ----------------------
                            CAPITAL GROWTH FUND
                           ----------------------
  FLEX SHARES
  1996 (2)...............  $ 10,969         2.27%*          (0.29%)*             2.68%*             (0.70%)*     156.46%
                           --------------------------
                            VALUE INCOME STOCK FUND
                           --------------------------
  FLEX SHARES
  1996 (2)...............  $ 26,298         2.00%*           1.72%*              2.15%*              1.57%*      133.99%
                           ----------------------
                            MID-CAP EQUITY FUND
                           ----------------------
  FLEX SHARES
  1996 (6)...............  $  5,029         2.20%*          (0.37%)*             3.04%*             (1.21%)*     115.62%
                           ----------------
                            BALANCED FUND
                           ----------------
  FLEX SHARES
  1996 (7)...............  $  3,131         2.00%*           1.85%*              2.97%*              0.88%*      154.63%
                           ---------------------
                            SUNBELT EQUITY FUND
                           ---------------------
  FLEX SHARES
  1996 (6)...............  $  2,705         2.20%*          (1.43%)*             3.62%*             (2.85%)*     106.27%
                           --------------------------------
                            INTERNATIONAL EQUITY INDEX FUND
                           --------------------------------
  FLEX SHARES
  1996 (8)...............  $    917         2.10%*          (0.24%)*             4.14%*             (2.28%)*      30.46%
                           --------------------------
                            INTERNATIONAL EQUITY FUND
                           --------------------------
  FLEX SHARES
  1996 (9)...............  $    953         2.51%*           1.08%*              5.86%*             (2.27%)*     113.34%

 *  Annualized.
 +  Cumulative since commencement of operations.
(1) Commenced operations on June 7, 1995.
(2) Commenced operations on June 1, 1995.
(3) Commenced operations on June 20, 1995.
(4) Commenced operations on June 22, 1995.
(5) Commenced operations on June 6, 1995.
(6) Commenced operations on June 5, 1995.
(7) Commenced operations on June 14, 1995.
(8) Commenced operations on June 8, 1995.
(9) Commenced operations on January 2, 1996.

9

PERFORMANCE INFORMATION FOR PREDECESSOR COLLECTIVE FUNDS

The International Equity, Value Income Stock Fund and Sunbelt Equity Fund are each the successor to collective investment funds previously managed by STI Capital Management, Inc. and Trusco Capital Management, Inc. A substantial portion of the assets of those collective investment funds was transferred to the Funds in connection with each Fund's commencement of operations. Set forth below is certain performance data for the predecessor collective investment funds, which is deemed relevant because the collective investment funds were managed using virtually the same investment objectives, policies and restrictions as those used by each respective Fund. The performance data, however, is not necessarily indicative of the future performance of each Fund. Further, the predecessor collective funds were not subject to certain investment limitations imposed on mutual funds which, if they had been imposed, may have adversely affected a collective fund's performance.

The predecessor collective funds did not incur expenses that correspond to the advisory, administrative, and other fees to which each Fund is subject. Accordingly, the following performance information has been adjusted by applying the total expense ratios for the corresponding Fund, as disclosed in the Prospectus at the time the Fund commenced operations, which reduced the actual performance of the collective fund.

The average annual total returns (adjusted to reflect current Fund expenses, net of voluntary waivers and reimbursements) for the following periods:

-------------------------------------------------------------------------------------
                                             ONE       FIVE                  SINCE
                                            YEAR       YEARS    TEN YEARS  INCEPTION
-------------------------------------------------------------------------------------
International Equity                         N/A           N/A        N/A  28.97%
 Collective Fund                                                           (2/1/95-
                                                                           11/30/95)

Value Income Stock                        16.40%           N/A        N/A  15.57%
 Collective Fund                          (ending                          (10/1/89-
                                          12/31/92)                        12/31/92)

Sunbelt Equity                            19.13%        21.14%     16.10%  16.90%
 Collective Fund                          (ending                          (12/1/80-
                                          12/31/93)                        12/31/93)

The average annual total returns for the Funds from inception through May 31, 1996 and for the one- and three-year periods ended May 31, 1996 were as follows:

-------------------------------------------------------------------------------
                                              ONE         THREE        SINCE
                                             YEAR         YEARS      INCEPTION
-------------------------------------------------------------------------------
International Equity Fund*                       N/A          N/A       17.65%

Value Income Stock Fund**                        N/A          N/A       24.52%

Sunbelt Equity Fund***                           N/A          N/A       37.90%

  *International Equity Fund commenced operations on January 2, 1996 **Value Income Stock Fund commenced operations on June 1, 1995.
***Sunbelt Equity Fund commenced operations on June 5, 1995.

THE TRUST

STI CLASSIC FUNDS (the "Trust") is a diversified, open-end management investment company that provides a convenient and economical means of investing in several professionally managed portfolios of securities. The Trust currently offers units of beneficial interest ("shares") in a number of separate Funds. Shareholders may purchase shares in each non-Money Market Fund through three separate classes (Trust Shares, Investor Shares and Flex Shares) and in each Money Market Fund through two separate classes (Trust Shares and Investor Shares), which provide for

10
variations in distribution and service fees, transfer agent fees, sales charges, voting rights and dividends. Except for differences between classes, each share of each Fund represents an undivided, proportionate interest in that Fund. This Prospectus relates to the Flex Shares of the Funds described below.

FUNDS AND INVESTMENT OBJECTIVES

BOND FUNDS:

THE INVESTMENT GRADE BOND FUND seeks to provide as high a level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade fixed income securities.

THE INVESTMENT GRADE TAX-EXEMPT BOND FUND seeks to provide as high a level of total return through federally tax-exempt current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade tax-exempt obligations.

THE U.S. GOVERNMENT SECURITIES FUND seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities.

THE SHORT-TERM BOND FUND seeks to provide as high a level of current income, relative to funds with like investment objectives, as is consistent with the preservation of capital primarily through investment in short- to intermediate-term investment grade fixed income securities.

THE SHORT-TERM U.S. TREASURY SECURITIES FUND seeks to provide as high a level of current income, relative to funds with like investment objectives, as is consistent with the preservation of capital through investment exclusively in short-term U.S. Treasury securities.

STATE TAX-EXEMPT BOND FUNDS:

THE FLORIDA TAX-EXEMPT BOND FUND seeks to provide current income exempt from regular federal income tax for Florida residents without undue investment risk.

THE GEORGIA TAX-EXEMPT BOND FUND seeks to provide current income exempt from regular federal and state income tax for Georgia residents without undue investment risk.

THE TENNESSEE TAX-EXEMPT BOND FUND seeks to provide current income exempt from regular federal and state income tax for Tennessee residents without undue investment risk.

EQUITY FUNDS:

THE CAPITAL GROWTH FUND seeks to provide capital appreciation by investing primarily in a portfolio of common stocks, warrants and securities convertible into common stock which in its Advisor's opinion are undervalued in the marketplace at the time of purchase.

THE VALUE INCOME STOCK FUND seeks to provide current income with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

11

THE MID-CAP EQUITY FUND (formerly known as the Aggressive Growth Fund) seeks to provide capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks and securities convertible into common stock of small to mid-sized companies with above-average growth of earnings. Current income will not be an important criterion of investment selection and any such income should be considered incidental.

THE BALANCED FUND seeks to provide capital appreciation and current income by investing in common and preferred stocks, warrants, securities convertible into common stock and investment grade fixed income securities.

THE SUNBELT EQUITY FUND seeks to provide capital appreciation by investing substantially all, and under normal market conditions at least 65%, of its assets in common stocks, preferred stocks, warrants and securities convertible into common stock of U.S. companies headquartered and/or conducting a substantial portion of their operations in the southern region of the United States. Current income will not be an important criterion of investment selection and any such income should be considered incidental.

THE INTERNATIONAL EQUITY INDEX FUND seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities included in the Gross Domestic Product Weighted Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE-GDP Index" or "EAFE-GDP Index"). 1

THE INTERNATIONAL EQUITY FUND seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.

There can be no assurance that a Fund will achieve its investment objective.

The investment objectives of the Investment Grade Bond Fund, U.S. Government Securities Fund, Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Capital Growth Fund, Value Income Stock Fund, Mid-Cap Equity Fund, Balanced Fund, Sunbelt Equity Fund, International Equity Index Fund and International Equity Fund are nonfundamental and may be changed without a shareholder vote.

INVESTMENT POLICIES AND STRATEGIES

INVESTMENT GRADE BOND FUND

The Investment Grade Bond Fund will invest only in those fixed income obligations deemed investment grade obligations, i.e., rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Services, Inc. ("Moody's") or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, including corporate debt obligations; mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities; obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; securities of the government of Canada and its provincial and local governments; securities issued or guaranteed by foreign governments, their political subdivisions, agencies or

------------
1 "MSCI EAFE-GDP Index" is a registered service mark of Morgan Stanley Capital
  International which does not sponsor and is in no way affiliated with the International Equity Index Fund.

12
instrumentalities; obligations of supranational entities and sponsored American Depositary Receipts ("ADRs") that are traded on exchanges or listed on National Association of Securities Dealers Automated Quotations ("NASDAQ"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in corporate and government bonds and debentures. No more than 25% of the Fund's assets will be invested in securities rated BBB by S&P or Baa by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Advisor.

The Fund may purchase mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, subject to a limit of 35% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset-backed securities which consist of securities backed by company receivables, truck and auto loans, leases, credit card receivables and home equity loans.

In order to reduce interest rate risk, and subject to a general limit of 25% of the Fund's assets, the Fund may purchase floating or variable rate securities. Some floating or variable rate securities will be subject to interest rate "caps" or "floors." It may also buy securities on a when-issued basis, medium term notes, putable securities and zero coupon securities. The Fund may also invest up to 10% of its assets in restricted securities. The Fund may also engage in futures and options transactions.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 4 to 10 years. In the case of mortgage related securities and asset-backed securities, maturity will be determined based on the expected average life of the security. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund expects that its net asset value will experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

The Fund's portfolio turnover rate was 184% for the fiscal year ended May 31, 1996. This rate of turnover will likely result in higher transaction costs and higher levels of realized capital gains than if the turnover rate was lower.

INVESTMENT GRADE TAX-EXEMPT BOND FUND

The Investment Grade Tax-Exempt Bond Fund intends to be fully invested in municipal securities the interest on which is exempt from regular federal income taxes in the opinion of bond counsel to the issuer. The issuers of these securities can be located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Investment Grade Tax-Exempt Bond Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income tax and not treated as a preference item for purposes of the alternative minimum tax. At least 65% of the Fund's assets will be invested in municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, P-1, P-2 in the case of tax-exempt

13
commercial paper; and SP-1, SP-2, VMIG-1 or VMIG-2 in the case of variable rate demand obligations. The Fund will only acquire securities not rated by S&P or Moody's if, at the time of purchase, the Fund's Advisor determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund.

The Fund may invest in commitments to purchase the above securities on a when-issued or delayed delivery basis, floating or variable rate securities and may purchase municipal forwards, medium term notes, putable securities and zero coupon securities. The Fund's Advisor has discretion to invest up to 20% of the Fund's total assets in taxable debt securities rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, repurchase agreements, and securities subject to the alternative minimum tax. The Fund may also invest up to 10% of its assets in restricted securities that the Fund's Advisor determines are liquid under guidelines adopted by the Trust's Board of Trustees and may engage in futures and options transactions.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 4 to 10 years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund's net asset value is expected to experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

The Fund's portfolio turnover rate was 514% for the fiscal year ended May 31, 1996. This rate of turnover, if continued, will likely result in higher transaction costs and higher levels of realized capital gains than if the turnover rate was lower.

U.S. GOVERNMENT SECURITIES FUND

Under normal market conditions, the Fund will invest at least 65% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by U.S. Government agencies such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities consisting of CMOs and real estate mortgage investment conduits ("REMICs") purchased by the Fund will be issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, if issued by private issuers, rated in one of the two highest rating categories by a nationally recognized statistical rating organization (an "NRSRO").

The principal governmental issuers or guarantors of mortgage-backed securities are GNMA, FNMA and FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Fund may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.

Mortgage-backed securities that are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including securities nominally issued by a governmental entity (such as the Resolution Trust Corporation), are not obligations of a governmental entity and thus may bear a risk of nonpayment. The timely payment of principal

14
and interest normally is supported, at least partially, by various forms of insurance or guarantees. There can be no assurance, however, that such credit enhancement will support full payment of the principal and interest on such obligations. The average maturity of the Fund's investment portfolio will typically range from 7 to 14 years.

With respect to the remaining 35% of its assets, the Fund may invest in corporate or government bonds that carry a rating of Baa or better by Moody's or BBB or better by S&P or better, or that are deemed by the Fund's Advisor to be of comparable quality; commercial paper rated at the time of purchase within the two highest ratings categories of an NRSRO; bankers' acceptances; certificates of deposit and time deposits; and U.S. Treasury obligations, which include custodial receipts and repurchase agreements involving securities that constitute permissible investments for the Fund. The Fund intends to invest in privately issued, mortgage-backed securities only if they are rated in one of the two highest rating categories by an NRSRO.

The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment for such securities generally takes place after the customary securities settlement period. The Fund may purchase floating or variable rate securities, and may engage in dollar roll transactions.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

Under normal market conditions, the Limited-Term Federal Mortgage Securities Fund will invest at least 65% of its assets in mortgage-related securities issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Fund may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund's holdings of mortgage-backed securities will typically have an average life of from one to five years.

Mortgage-backed securities consisting of CMOs and REMICs purchased by the Fund will be either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, if issued by private issuers, rated in one of the two highest rating categories by an NRSRO.

Mortgage-backed securities that are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including securities nominally issued by a governmental entity (such as the Resolution Trust Corporation), are not obligations of the U.S. Government and thus bear a risk of nonpayment. The timely payment of principal and interest normally is supported, at least partially, by various forms of insurance or guarantees. There can be no assurance, however, that such credit enhancement will support full payment of the principal and interest on such obligations.

With respect to the remaining 35% of its assets, the Fund may invest in corporate or government bonds that carry a rating of Baa or better by Moody's or BBB or better by S&P, or that are deemed by the Fund's Advisor to be of comparable quality; asset backed securities; commercial paper rated at the time of purchase in one of the two highest ratings categories by an NRSRO; bankers' acceptances; certificates of deposit and time deposits; U.S. Treasury obligations and custodial receipts; and

15
repurchase agreements involving securities that constitute permissible investments for the Fund.

The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment for such securities generally takes place after the customary securities settlement period. The Fund may purchase floating or variable rate securities, and may engage in dollar roll transactions. The Fund may also purchase stripped mortgage-backed securities, but will limit such purchases to 5% of its net assets.

SHORT-TERM BOND FUND

Under normal circumstances, the Short-Term Bond Fund will invest solely in investment grade obligations rated BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor consisting of debt obligations of U.S. and foreign corporations, mortgage-backed securities; CMOs; asset-backed securities; obligations (including mortgage-backed securities) issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; and custodial receipts involving U.S. Treasury obligations (including Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry System ("CUBES")). Under normal circumstances, at least 65% of the Fund's total assets will be invested in corporate and government bonds and debentures. No more than 25% of the Fund's assets will be invested in securities rated BBB by S&P or Baa by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase by the Fund's Advisor.

The Fund may purchase, without limitation, mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities and, subject to a limit of 25% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset-backed securities, which consist of securities backed by company receivables, truck and auto loans; leases; credit card receivables; and home equity loans. The Fund will purchase mortgage-backed and asset-backed securities only if they are rated at least AA by S&P or Aa by Moody's or, if not rated by S&P or Moody's, determined to be of comparable quality at the time of purchase by the Fund's Advisor.

The Fund may purchase securities on a when-issued basis and may acquire floating or variable rate securities, medium term notes, putable securities, and zero coupon securities. The Fund may also purchase securities issued by foreign governments and supranational agencies. The Fund may also invest in municipal securities when the Fund's Advisor feels it is consistent with the Fund's investment objective. The Fund will not invest in municipal securities unless the Fund's Advisor believes that the yield will be higher than the yield for comparable taxable investments in which the Fund is permitted to invest. The following quality criteria apply to the Fund's investments in municipal securities. The Fund's investments in municipal notes will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 or better at the time of investment by Moody's, (iii) which are rated SP-2 or better at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody's, are of equivalent quality to MIG-2, V-MIG-2, or SP-2 or better in the Advisor's judgment. The Fund's investment

16
in municipal bonds will be limited to bonds rated BBB or better by S&P or Baa or better by Moody's, or, if not rated by S&P or Moody's, deemed by the Fund's Advisor to be of comparable quality. For the Fund's investments in other types of tax-exempt municipal investments, such as participation interests in municipal lease/purchase agreements, the quality of the underlying credit or of the bank providing a credit support arrangement must, in the Fund's Advisor's opinion, be equivalent to the municipal note or bond ratings stated above. The Fund is also authorized to invest up to 10% of its assets in restricted securities, including Rule 144A securities, that the Fund's Advisor determines are liquid under guidelines adopted by the Trust's Board of Trustees. The Fund may also enter into bond futures contracts and options on bond futures contracts and engage in securities lending.

The Fund intends to maintain a dollar-weighted average maturity of 3 years or less, and the maximum remaining maturity for any security held by the Fund is 7 years. Under normal market conditions it is anticipated that the Fund's dollar-weighted average maturity will range from 2 to 3 years. In the case of mortgage related securities and asset-backed securities, maturity will be determined based on the expected average life of the security. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund expects that its net asset value will experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

The Fund's turnover rate was 163% for the fiscal year ended May 31, 1996. This rate of turnover, if continued, will likely result in higher transaction costs and higher levels of realized capital gains than if the turnover rate was lower.

SHORT-TERM U.S. TREASURY SECURITIES FUND

The Short-Term U.S. Treasury Securities Fund will invest exclusively in obligations issued by the U.S. Treasury with maximum remaining maturities of 3 years or less. U.S. Treasury securities are considered to be among the safest, as to timely principal and interest payments, investments available. The Fund will not invest in repurchase agreements. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding one-third of its total assets, but has no present intention to do so.

Under normal market conditions, it is anticipated that the Fund's average maturity will range from one to two years. Furthermore, for temporary defensive purposes during periods when the Fund's Advisor determines that market conditions warrant, the Short-Term U.S. Treasury Securities Fund may reduce its average weighted maturity to less than one year.

FLORIDA TAX-EXEMPT BOND FUND

The Florida Tax-Exempt Bond Fund intends to be fully invested in municipal securities the interest on which is exempt from regular federal income tax based on opinions from bond counsel to the issuers. The issuers of these securities can be located in Florida, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income tax and not treated as a preference item for purposes of the alternative minimum tax. At least 65% of the Fund's assets will be invested in Florida

17
municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, or P-1, P-2 in the case of tax-exempt commercial paper; and SP-1, SP-2 or VMIG-1, VMIG-2 in the case of variable rate demand obligations. No more than 25% of the Fund's assets will be invested in bonds rated BBB by S&P or Baa by Moody's. The Fund will only acquire securities not rated by S&P or Moody's if, at the time of purchase, the Fund's Advisor determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund.

The Fund may invest in commitments to purchase the above securities on a when-issued or delayed delivery basis, floating or variable rate securities, and may purchase municipal forwards, putable securities, medium term notes, and zero coupon securities. The Fund's Advisor has discretion to invest up to 20% of the Fund's total assets in taxable debt securities rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, repurchase agreements, and securities subject to the alternative minimum tax. The Fund may also invest in futures and options, but has no present intention to do so for other than hedging purposes.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 6 to 25 years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes.

GEORGIA TAX-EXEMPT BOND FUND

The Georgia Tax-Exempt Bond Fund intends to be fully invested in municipal securities the interest on which is exempt from regular federal income taxes and substantially exempt from State of Georgia income taxes based on opinions from bond counsel to the issuers. The issuers of these securities can be located in Georgia, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income tax and not treated as a preference item for purposes of alternative minimum tax. At least 65% of the Fund's assets will be invested in Georgia municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, or P-1, P-2 in the case of tax-exempt commercial paper; and SP-1, SP-2 or VMIG-1, VMIG-2 in the case of variable rate demand obligations. No more than 25% of the Fund's assets will be invested in bonds rated BBB by S&P or Baa by Moody's. The Fund will only acquire securities not rated by S&P or Moody's if, at the time of purchase, the Fund's Advisor determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund.

The Fund may invest in commitments to purchase the above securities on a when-issued or delayed delivery basis, floating or variable rate securities, and may purchase municipal forwards, putable securities, medium term notes and zero coupon securities. The Fund's Advisor has discretion to invest up to 20% of the Fund's total assets in taxable debt

18
securities rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, repurchase agreements, and securities subject to the alternative minimum tax. The Fund may also invest in futures and options, but has no present intention to do so for other than hedging purposes.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 6 to 25 years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes.

TENNESSEE TAX-EXEMPT BOND FUND

The Tennessee Tax-Exempt Bond Fund intends to be fully invested in municipal securities the interest on which is exempt from regular federal income taxes and substantially exempt from State of Tennessee income taxes based on opinions from bond counsel to the issuers. The issuers of these securities can be located in Tennessee, the District of Columbia, Puerto Rico and other U.S. territories and possessions. It is a fundamental policy of the Fund to invest at least 80% of its total assets in securities the income from which is exempt from regular federal income tax and not treated as a preference item for purposes of the alternative minimum tax. At least 65% of the Fund's assets will be invested in Tennessee municipal bonds and debentures, and at least 75% of its total assets invested in municipal bonds will be in securities rated A or better by S&P or Moody's. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2, or P-1, P-2 in the case of tax-exempt commercial paper; and SP-1, SP-2, VMIG-1 or VMIG-2 in the case of variable rate demand obligations. No more than 25% of the Fund's assets will be invested in bonds rated BBB by S&P or Baa by Moody's. The Fund will only acquire securities not rated by S&P or Moody's if, at the time of purchase, the Fund's Advisor determines that such unrated obligations are of comparable quality to rated obligations that may be acquired by the Fund. The Fund may invest in floating or variable rate securities, commitments to purchase the above securities on a when-issued or delayed delivery basis, and may purchase municipal forwards, putable securities, medium term notes and zero coupon securities. The Fund's Advisor has discretion to invest up to 20% of the Fund's total assets in taxable debt securities rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, repurchase agreements, and securities subject to the alternative minimum tax. The Fund may also invest in futures and options, but has no present intention to do so for other than hedging purposes.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 6 to 25 years. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes.

CAPITAL GROWTH FUND

The Capital Growth Fund invests primarily in a diversified portfolio of common stocks, warrants, and securities convertible into common stocks which, in the Fund's Advisor's opinion, are undervalued in the marketplace at the time of purchase. In selecting securities for the Fund, its Advisor will evaluate factors believed to affect capital appreciation such as

19

the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. Dividend and interest income should be considered incidental to the growth of capital. The Fund's Advisor will rotate the Capital Growth Fund's holdings between various market sectors based on economic analysis of the overall business cycle. Under normal conditions, at least 65% of the total assets of the Capital Growth Fund will be invested in common stocks.

All of the common stocks in which the Fund invests are traded on registered exchanges or on the over-the-counter market in the United States. Assets of the Capital Growth Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ); securities issued by money market mutual funds; pay-in-kind securities; and bonds. The bonds that the Capital Growth Fund may purchase may be rated in any rating category or may be unrated, provided that no more than 10% of the Fund's total assets will be invested in bonds rated below BBB by S&P or below Baa by Moody's or securities not rated by S&P or Moody's of comparable quality (see "Investment Risks, High Yield, Lower Rated Bonds"). In addition, the Fund may invest up to 10% of its assets in restricted securities.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 156%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

VALUE INCOME STOCK FUND

The Value Income Stock Fund seeks to provide current income by structuring its investments in an attempt to maintain the Fund's yield at a level above the average dividend yield of the securities comprising the S&P 500 Stock Index. Achieving such a yield will be the Fund's primary consideration when purchasing securities. A secondary consideration of the Fund will be capital appreciation.

The Fund will invest at least 80% of its total assets in equity securities. Investments will consist primarily of common stocks, and, under normal market conditions, at least 65% of the Fund's assets will be invested in common stocks issued by corporations which have a history of paying regular dividends, although there can be no assurance that such corporations will continue to pay dividends. Other equity securities in which the Fund may invest are convertible debt securities, preferred stocks and warrants which are convertible into or exchangeable for common stocks; and U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ). All of the common stocks in which the Fund invests are traded on registered exchanges such as the New York or American Stock Exchange or on the over-the-counter market in the United States (i.e., NASDAQ). The Fund may also purchase debt securities (corporate debt obligations and U.S. Treasury obligations) which may be rated in any rating category or may be unrated, provided that no more than 10% of the Fund's total assets will be invested in bonds rated below BBB by S&P or below Baa by Moody's or securities not rated by S&P or Moody's of comparable quality. The Fund may also invest in futures and options.

The Fund will invest primarily in stocks of companies operating in all aspects of the U.S.

20
and world economies that have a market capitalization of at least $500 million, and that the Fund's Advisor believes possess fundamentally favorable long-term characteristics. However, stocks of companies with smaller market capitalizations and stocks that are out of favor in the financial community and in which little opportunity for price appreciation is recognized by the financial community may also be purchased if the Fund's Advisor believes they are undervalued.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 134%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

MID-CAP EQUITY FUND

The Mid-Cap Equity Fund invests primarily in a diversified portfolio of common stocks, preferred stocks, and securities convertible into common stocks of small to mid-size companies, (i.e., $50 million to $1 billion and $500 million to $5 billion, respectively, as measured by their market capitalization), with above-average growth of earnings. Under normal conditions, at least 80% of the total assets of the Fund will be invested in equity securities, and as a matter of non-fundamental policy, the Fund will invest at least 65% of its assets in mid-size companies. Current income will not be an important criterion of investment selection and any such income should be considered incidental. In selecting securities for the Fund, the Fund's Advisor will evaluate factors such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team.

Most of the common stocks in which the Fund invests are traded on registered exchanges or on the over-the-counter market in the United States. Assets of the Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ); securities issued by mutual funds; repurchase agreements; and bonds. The bonds that the Fund may purchase, including any variable or floating rate instruments, must be rated B or better by S&P or Moody's, provided that this requirement shall not apply to the Fund's purchase of bonds issued by the government of Canada or by various supranational entities, and provided further that no more than 10% of the Fund's total assets will be invested in bonds rated below BBB by S&P or below Baa by Moody's or securities not rated by S&P or Moody's of comparable quality. The Fund may invest up to 10% of its assets in restricted securities.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 116%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

SUNBELT EQUITY FUND

The Sunbelt Equity Fund seeks to provide capital appreciation by investing substantially all, and under normal market conditions at least 65%; of its assets in common stocks; preferred stocks; warrants; and securities convertible into common stock of U.S. companies headquartered and/or conducting a substantial portion of their operations in (i.e., maintaining at least 50% of their assets in or deriving at least 50% of their revenues and/or sales from) the southern region of the United States. Current income will not be an important criterion of investment selection and any such income

21
should be considered incidental. The Fund's Advisor will seek to identify and purchase securities of companies that it believes to be undervalued and that possess a strong balance sheet, a strong earnings record and adequate market liquidity.

Most of the common stocks in which the Fund invests are traded on registered exchanges such as the New York or American Stock Exchange or on NASDAQ. The Fund will invest no more than 10% of its assets in convertible securities rated lower than BBB. The Fund may invest up to 10% of its total assets in restricted securities. The Fund may also purchase futures and options for hedging purposes. Obligations relating to futures contracts will be limited to not more than 20% of the Fund's total assets.

The Fund will invest primarily in stocks of U.S. companies headquartered and/or operating in the following U.S. states: Texas, Arkansas, Alabama, Mississippi, Tennessee, Kentucky, Florida, Virginia, Georgia, North Carolina, South Carolina and Louisiana. To the extent that the Fund's investments are not as geographically dispersed across the U.S. as other funds with comparable objectives, the impact of economic forces on and the relative economic conditions of these states will be greater on the Fund.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 106%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

BALANCED FUND

The Balanced Fund seeks to provide capital appreciation and current income through investments in a diversified portfolio of common and preferred stocks, warrants, securities convertible into common stocks, and investment grade fixed income securities. Under normal conditions, no more than 70% of the total assets of the Fund will be invested in common stocks and other equity securities, and no more than 60% of the Fund's total assets will be invested in bonds and other fixed income securities. The Fund will maintain at least 25% of its total assets in senior fixed income securities.

In selecting equity securities for the Fund, the Fund's Advisor will evaluate factors believed to affect capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. The Fund's Advisor will rotate the Fund's holdings between various market sectors based on economic analysis of the overall business cycle.

All of the common stocks in which the Fund invests are traded on registered exchanges or on NASDAQ. Assets of the Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ), securities issued by investment companies, and bonds.

The Fund will invest in investment grade fixed income securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, including corporate debt obligations; mortgage-backed securities, collateralized mortgage obligations and asset-backed securities; obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; securities of the government of Canada and its provincial and local governments; securities issued or guaranteed

22
by foreign governments, their political subdivisions, agencies or instrumentalities; and obligations of supranational entities. No more than 25% of the Fund's assets will be invested in securities rated BBB by S&P or Baa by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor.

The Fund may purchase mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, subject to a limit of 25% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset backed securities which consist of securities backed by company receivables, truck and auto loans, leases, credit card receivables and home equity loans.

In order to reduce interest rate risk, the Fund may purchase floating or variable rate securities. It may also buy securities on a when-issued basis, putable securities, pay-in-kind securities and zero coupon securities. The Fund may also invest futures and options. Some floating or variable rate securities will be subject to interest rate "caps" or "floors."

The Balanced Fund's turnover rate for the fiscal year ended May 31, 1996 was 148% for the equity portion of its portfolio and 164% for the fixed income portion of its portfolio. These rates of turnover, if continued will likely result in higher transaction costs and brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

INTERNATIONAL EQUITY INDEX FUND

The Fund will invest substantially all and, under normal market conditions, at least 65% of its assets in common and preferred stocks; warrants; options; and securities convertible into common stock of companies headquartered or based in the approximately twenty foreign countries included in the EAFE-GDP Index. The Fund will invest only in the 1088 or so companies included in the EAFE-GDP Index. Because it is impractical to invest in every company included in the Index, the Fund will select a representative sample of securities in each country using a statistically-based optimization process. Morgan Stanley & Co. Incorporated maintains the optimization computer programs which will be utilized to select companies within each country.

The Fund will be constructed to have aggregate investment characteristics similar to those of the EAFE-GDP Index. The Fund will invest in a statistically selected sample of the securities included in the EAFE-GDP Index, although not all countries nor all companies within a country will be represented in the Fund's portfolio of securities at any time. The Fund expects to invest in approximately 300 stocks so that the results fall within a targeted tracking error range. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the EAFE-GDP Index. No attempt will be made to manage the portfolio using traditional economic, financial and market analyses.

The Fund expects that there will be a close correlation between the Fund's performance and that of the EAFE-GDP Index. A 1.00 correlation would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the EAFE-GDP Index. The correlation between the Fund and the EAFE-GDP Index is expected to be over 0.95 on an annual basis. The Fund's ability to track the

23
EAFE-GDP Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the EAFE-GDP Index or number of shares outstanding for the component companies of the EAFE-GDP Index, and the timing and amount of purchases and redemptions.

Securities of foreign issuers purchased by the Fund may be purchased in foreign markets, on United States registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs").

The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Fund, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar.

The Fund expects to be fully invested in the investments described above, but may invest up to 35% of its total assets in U.S. and non-U.S. denominated money market instruments; repurchase agreements; futures contracts, including stock index futures contracts; and options on futures contracts. Obligations relating to futures contracts will be limited to 20% of the Fund's total assets. The Fund is also permitted to acquire floating and variable rate securities; purchase securities on a when-issued basis; and purchase illiquid securities.

INTERNATIONAL EQUITY FUND

The Fund under normal market conditions will invest at least 65% of its assets in equity securities of foreign issuers consisting of: common and preferred stocks, warrants, options and securities convertible into common stock.

Securities of foreign issuers purchased by the Fund may be purchased in foreign markets, on United States registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored American Depositary Receipts ("ADRs") traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs").

The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolio's exposure to changes in dollar exchange rates.

The Fund expects to be fully invested in the investments described above, but may invest up to 35% of its total assets in bonds and debentures issued by non-U.S. or U.S. companies, securities issued or guaranteed by foreign or U.S. governments and foreign and U.S. commercial paper. The Fund may invest in futures contracts, including stock index futures contracts, and options on futures contracts. The bonds that the Fund may purchase may be rated in any rating category or may be unrated provided that no more than 10% of the Fund's total assets will be rated below BBB by S&P or

24
below Baa by Moody's or not rated by S&P or Moody's securities of comparable quality (see "Investment Risks -- High Yield, Lower Rated Bonds"). When investing in bonds, the Fund may seek capital gains by taking advantage of price appreciation caused by interest rate and credit quality changes. The Fund may also purchase shares of closed-end investment companies that invest in the securities of issuers in a single country or region. The Fund is also permitted to acquire floating and variable rate securities, purchase securities on a when-issued basis and purchase illiquid securities.

The Fund will invest in the foreign issues of at least three different countries outside the United States. A foreign issue is one the issuer of which (1) is organized under the laws of a specific country, (2) for which the principal securities trading market is in a specific country or (3) derives a significant proportion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in a specific country or which have at least 50 percent of its assets situated in that country. The Fund will invest primarily in developed countries (for example Japan, Canada and the United Kingdom). In addition, the Fund may invest in securities of issuers whose principal activities are in countries with emerging markets. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing.

The Fund's portfolio turnover rate for the fiscal year ended May 31, 1996 was 113%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

GENERAL INVESTMENT POLICIES AND STRATEGIES

For temporary defensive purposes, during periods when its Advisor determines that market conditions warrant, each Fund, except the Short-Term U.S. Treasury Securities Fund, may hold a portion of its assets in cash and invest up to 100% of its assets in money market instruments consisting of: securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; repurchase agreements; certificates of deposit; bankers' acceptances; time deposits issued by banks or savings and loan associations; and commercial paper rated in the highest rating category. A Fund may not be pursuing its investment objective when it is engaged in temporary defensive investing. The Equity Funds and the Balanced Fund may invest in money market instruments for liquidity purposes.

The municipal bonds that the Investment Grade Tax-Exempt Bond Fund and State Tax-Exempt Bond Funds may purchase include general obligation bonds, revenue or special obligation bonds, and private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality while revenue or special obligation bonds are backed by a specific project or facility. The State Tax-Exempt Bond Funds may also purchase certificates of participation which represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its obligation and the pledge, if any, of real or personal property as security for such payment.

25

The Advisor to a State Tax-Exempt Bond Fund or the Investment Grade Tax-Exempt Bond Fund may buy or sell portfolio securities with the intention of generating capital gains. Such gains will increase the Fund's total return and will be taxable upon distribution to Shareholders. See "Tax Information."

In the event that a security owned by a Fund is downgraded below the stated rating categories, its Advisor will review and take appropriate action with regard to the security.

Each Fund may purchase securities issued by money market mutual funds. A Fund's purchase of shares of other investment companies is limited by the Investment Company Act of 1940 (the "1940 Act") and will ordinarily result in an additional layer of charges and expenses.

Each of the Funds may engage in securities lending and will limit such practice to 33 1/3% of its total assets. No Fund may purchase additional securities while its outstanding borrowings exceed 5% of its assets.

It is a non-fundamental policy of each Fund to invest no more than 15% of its net assets in illiquid securities. An illiquid security is a security which cannot be disposed of in the usual course of business within seven days at a price approximating its carrying value.

The Capital Growth Fund, Value Income Stock Fund, Mid-Cap Equity Fund, Balanced Fund, Sunbelt Equity Fund and International Equity Fund may purchase restricted securities, including Rule 144A securities, that its Advisor determines are liquid pursuant to the guidelines established by the Trust's Board of Trustees.

For additional information regarding permitted investments, see "Description of Permitted Investments" in this Prospectus and in the Statement of Additional Information.

INVESTMENT RISKS
EQUITY SECURITIES

Investment in equity securities are generally subject to market risks that may cause their prices to fluctuate over time. The values of convertible equity securities are also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

FIXED INCOME SECURITIES

The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by an NRSRO to the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

Fixed income securities rated BBB by S&P or Baa by Moody's (the lowest rating of investment grade bonds) are deemed by these rating services to have speculative characteristics.

Guarantees of a Fund's securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do

26
not guarantee the securities' yield or value or the yield or value of a Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

FOREIGN SECURITIES AND FOREIGN CURRENCY CONTRACTS

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Foreign companies may also be subject to less government regulation than U.S. companies. Moreover, the dividends payable on the foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's Shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

By entering into forward foreign currency contracts, the International Equity Index Fund and International Equity Fund will seek to protect the value of its respective investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

HIGH YIELD, LOWER RATED BONDS

A Fund's investments in high yield, lower rated bonds ("junk bonds") involve greater risk of default or price declines than investments in investment grade securities (E.G., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness. The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets. Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market. In addition, the market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are subject to the risk of prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fund are prepaid, the Fund generally will reinvest the proceeds in securities with a yield

27
that reflects prevailing interest rates, which may be lower than the prepaid security.

MUNICIPAL SECURITIES

Since each State Tax-Exempt Bond Fund invests in municipal securities issued by governmental entities of its specific state, the performance of each State Tax-Exempt Bond Fund may be especially affected by factors pertaining to such state's economy and other factors specifically affecting the ability of issuers in that state to meet their obligations. As a result, the value of each State Tax-Exempt Bond Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. Municipal securities may be affected from time to time by economic, political, geographic and demographic conditions. In addition, constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives may limit a government's power to raise revenues or increase taxes and thus could adversely affect an issuer's ability to meet financial obligations.

ZERO COUPON OBLIGATIONS

Zero coupon obligations are sold at original issue discount and do not make periodic payments. Zero coupon obligations may be subject to greater fluctuations in value due to interest rate changes than interest bearing obligations. A Fund will be required to include the imputed interest in zero coupon obligations in its current income. Because each Fund distributes all of its net investment income to Shareholders, a Fund may have to sell portfolio securities to distribute the income attributable to these obligations and securities at a time when its Advisor would not have chosen to sell such obligations or securities and which may result in a taxable gain or loss.

INVESTMENT LIMITATIONS

The following investment limitations constitute fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

2. Purchase any securities which would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone

28

will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

It is a non-fundamental policy of the Investment Grade Tax-Exempt Bond Fund that it will not invest more than 25% of its net assets in securities of one or more issuers conducting their principal activities in the same state. In addition, the Investment Grade Tax-Exempt Bond Fund and State Tax-Exempt Bond Funds will not invest more than 25% of their respective total assets in securities the interest on which is derived from revenues of similar type projects.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION

From time to time, the Funds may advertise performance (yield and total return). These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The Investment Grade Tax-Exempt and State Tax-Exempt Bond Funds may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment, including any sales charge imposed, for designated time periods (including but not limited to, the period from which a Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gains distributions.

The performance of the Trust's Investor Shares and Flex Shares will normally be lower than for Trust Shares because Investor Shares and Flex Shares are subject to distribution, services, and certain transfer agent fees not charged to Trust Shares. Because of their differing sales charge and distribution expense arrangements, the performance of Flex Shares in comparison to Investor Shares will vary depending upon the investor's investment time horizon.

Each Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

FUNDLINK

All purchases and redemptions of Flex Shares may be completed via FUNDLINK, a telephone activated service that allows Shareholders to transfer money between the STI Classic Funds and a Shareholder's SunTrust bank account(s). To initiate a FUNDLINK transaction, Shareholders are provided a toll-free telephone number (1-800-428-6970) to call the Trust's transfer agent. To utilize this service, a

29
Shareholder must contact an Investment Consultant of a SunTrust Banks, Inc. affiliate bank and complete the appropriate application and authorization agreements.

PURCHASE OF FUND SHARES

Flex Shares are sold at net asset value (without an initial sales charge) and are subject to a deferred sales charge if redeemed within one year of purchase. Flex Shares provide the benefit of permitting all investor dollars to be invested from the initial time of purchase.

Flex Shares are sold on a continuous basis and may be purchased by contacting the Trust's transfer agent, Federated Services Company (the "Transfer Agent"), either by mail, by telephone or by wire. Flex Shares may also be purchased through Investment Consultants of SunTrust Securities, Inc. which serves as Shareholder Servicing Agents to the Trust. Furthermore, Flex Shares may be purchased through certain correspondent banks of SunTrust Banks, Inc. or other financial institutions who have executed dealer sales agreements.

Shares may be purchased on days on which the New York Stock Exchange is open for business (a "Business Day").

A purchase order for any of the Funds will be effective as of the Business Day it is received by the Transfer Agent if the Transfer Agent receives the order before 4:00 p.m. Eastern time. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. All purchases made by check should be in U.S. dollars and made payable to the "STI Classic Funds (Fund
Name)." Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days. Purchases by mail are considered received after payment by check is converted into federal funds. The purchase price of Flex Shares of a Fund is the net asset value next determined after a purchase order is effective. The net asset value per share of a Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on any Business Day. Pursuant to guidelines established by the Trustees, the Trust may use a pricing service to provide market quotations or valuations for securities owned by each Fund.

Minimum initial and subsequent purchase amounts, respectively, for each Fund are $10,000 and $1,000 ($100 via statement coupon). Purchases made pursuant to the Systematic Investment Plan (described below) are subject to lower minimum initial and subsequent purchase amounts. The minimum initial purchase amount for retirement plans is $2,000. These minimums may be waived at the Distributor's discretion such as for any one trust or fiduciary account including employee benefit plans created under sections 401 or 457 of the Internal Revenue Code including related plans of the same employer.

Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or Shareholder(s).

30

The Trust and the Transfer Agent maintain procedures, including identification methods and other means, for ascertaining the identity of callers and authenticity of instructions. If reasonable procedures are not employed, the Trust and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions. Neither the Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon telephone or wire instructions reasonably believed to be genuine.

Shares of the Funds are offered only to residents of states in which the shares are eligible for purchase. Investors in certain states may be required to purchase shares through institutions registered as brokers/dealers in such states.

In deciding whether to purchase Investor Shares or Flex Shares, investors should take into consideration their present and anticipated purchase amounts, and time horizons. Investors should consider, based on the anticipated life of their investment, whether the accumulated distribution fees and contingent deferred sales charge on Flex Shares would be less than the initial sales charge plus accumulated distribution on Investor Shares. Investors should also consider whether, and to what extent, such differential would be offset by the higher dividend distributions per share on the Investor Shares. To assist investors in making this decision, an analysis program is available through a local SunTrust Securities Investment Consultant upon request.

SYSTEMATIC INVESTMENT PLAN

Shares of each Fund may be purchased systematically through deductions from checking or savings accounts maintained through SunTrust Banks, Inc. affiliate banks. The Systematic Investment Plan is subject to subsequent minimum maintained balance requirements. The minimum initial purchase amount for the Systematic Investment Plan is $500. Since the minimum normal initial investment amount for Flex Shares is $10,000 per Fund, it is expected that Systematic Investment Plan purchases will total $10,000 per Fund within a two-year period. The distributor maintains the right to terminate a Systematic Investment Plan account if the account fails to reach this $10,000 total cumulative purchase amount within the two-year period. Investors may purchase shares on a fixed schedule (semi-monthly or monthly) with amounts from $50 up to $100,000. The purchases will be effective on the Business Day that the Transfer Agent receives the transmission.

CONTINGENT DEFERRED SALES CHARGE INFORMATION

Flex Shares of the Funds may be purchased at their net asset value. Shares redeemed within the first year after purchase will be subject to a contingent deferred sales charge ("CDSC") equal to 2.00% of the lesser of the net asset value of the shares at the time of purchase or the net asset value of the shares at the time of redemption.

The CDSC will not apply to shares purchased through reinvestment of dividends or capital gain distributions; accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a particular redemption is subject to a CDSC, it is assumed that the redemption is first of shares held for over one year or shares acquired through reinvestment of dividends or other distributions. No CDSC will be charged on exchanges of Flex Shares of any Fund for Flex Shares of any other Fund. See "Exchanges." In determining the amount of the

31
Flex Shares CDSC that applies, all purchases shall be considered as having been made on the trade date.

The CDSC will not be imposed when a redemption occurs under the following circumstances: (i) a total or partial distribution from a qualified plan, other than an IRA, Keogh Plan, or a custodial account following retirement; (ii) a total or partial distribution from an IRA, Keogh Plan, or a custodial account after the beneficial owner or participant attains age 59 1/2; or (iii) from the death or complete disability (as defined in the Internal Revenue Code or evidenced by a certificate from the U.S. Social Security Administration) of the beneficial owner or participant. The exemption from the CDSC for qualified plans, an IRA, Keogh Plan, or a custodial account does not extend to account transfers, rollovers and other redemptions made for purposes of reinvestment. CDSCs are not charged in connection with redemptions by the Fund of accounts with low balances.

Under the Systematic Withdrawal Plan discussed later, annual redemptions of up to 12% of the value of a Shareholder's Flex Shares are not subject to the CDSC.

REDEMPTION OF FUND SHARES

Shareholders may redeem their Flex Shares on any day that net asset value is calculated. Flex Shares may ordinarily be redeemed by mail or telephone request to the Transfer Agent. All redemption orders are effected at the net asset value per share next determined after receipt of a valid redemption request, reduced by any applicable CDSC. See "Sales Charge Information."

However, all or part of a shareholder's holdings of Flex Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account. Redemption orders must be received by the Transfer Agent before 4:00 p.m. Eastern time on any Business Day to be effective that day. Redemption proceeds are normally remitted within five Business Days following receipt of the order.

Requests for redemptions from the Funds may be placed in writing or by telephone directly to an Investment Consultant of a SunTrust Banks, Inc. affiliate bank, through SunTrust Securities, Inc. and through certain correspondent banks of SunTrust Banks, Inc. (or via FUNDLINK to the Transfer Agent). Redemptions placed via telephone or FUNDLINK (1-800-428-6970) can only be placed for a minimum of $1,000.

Redemption proceeds can be wired, distributed by check, or transferred to a Shareholder's account via FUNDLINK. There will be a $7.00 wire charge for redemptions processed from accounts which require wires to particular banks.

When Flex Shares are purchased by check the proceeds from the redemption of those Shares are not available, and the Shares may not be exchanged, until the Trust or its agents are reasonably certain that the purchase check has cleared, which could take up to 15 Business Days.

A Shareholder may be required to redeem Flex Shares if the balance in a Shareholder's Fund account drops below $10,000 as a result of redemptions, and, the Shareholder does not increase its balance to at least $10,000 on 60 days' written notice. The Trust intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in liquid portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

32

Redemptions of $25,000 or greater for a Fund must be in writing and a signature guarantee must accompany the written request.

SYSTEMATIC WITHDRAWAL PLAN

A systematic withdrawal plan can be established for any Fund account with a $10,000 minimum balance. Under the plan, redemptions can be automatically processed (monthly, quarterly, semi-annually or annually) by check or through an electronic transfer to a Shareholder's SunTrust Banks, Inc. affiliate bank account with a minimum redemption amount of $50.

Other exceptions to the CDSC charge relating to systematic withdrawals from qualified retirement plans were previously referenced.

EXCHANGES

Flex Shares of the Funds may be exchanged at net asset value only for Flex Shares of the other Funds of the Trust or for Investor Shares of the Money Market Funds of the Trust. No CDSC will be imposed on redemptions of Money Market Fund Shares acquired in an exchange, provided they are held for at least one year from the initial purchase date of the Flex Shares or are exchanged back into Flex Shares. Subsequent exchanges of Investor Shares of the Money Market Funds (which were acquired in an exchange of Flex Shares) may be only for Flex Shares of the Equity or Fixed Income Funds.

Flex Shares owned by qualifying investors may be exchanged for Trust Shares (Shares for which SunTrust Banks, Inc. or one of its affiliates acts in a fiduciary, agency, investment advisory or custodial capacity) at net asset value. Trust Shares acquired in an exchange of Flex Shares will not be subject to a CDSC upon redemption.

Four exchanges may be made per calendar year. More than four exchanges in a year may be considered an abuse of the exchange privilege. The Trust reserves the right to charge a $10.00 fee for each exchange. A Shareholder with more than four exchanges per year will be notified prior to the imposition of any such fee. Exchanges may be requested through an Investment Consultant of a SunTrust Banks, Inc. affiliate bank, SunTrust Securities, Inc. and certain correspondent banks of SunTrust Banks, Inc. either by telephone or in writing (or via FUNDLINK through the Transfer Agent). The minimum exchange amount is $1,000 subject to account minimum initial purchase amounts and minimum maintained balance requirements. This exchange offer is subject to change or termination by the Trust at any time upon 60 days' notice.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income (exclusive of capital gains) are declared on each Business Day and paid monthly by each of the Bond and State Tax-Exempt Bond Funds. Dividends from net investment income (exclusive of capital gains) are declared and paid quarterly by the Equity Funds and Balanced Fund, except that dividends are declared and paid annually by the International Equity Index Fund and International Equity Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on a Fund assets, (ii) plus the amortization of market discount (except in the case of the Investment Grade Tax-Exempt Bond and State Tax-Exempt Bond Funds) and minus the amortization of market premium on such assets, (iii) plus dividend or distribution income on such assets, (iv) less accrued expenses

33
directly attributable to the Fund and the general expenses of the Trust prorated to the Fund on the basis of its relative net assets. Flex Shares invested in the Bond and State Tax-Exempt Bond Funds are eligible to begin earning dividends that are declared on the Business Day after the purchase order is effective and continue to be eligible for dividends through and including the day the redemption order is effective.

The net asset value of Flex Shares of the Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in the form of additional Flex Shares of the same Fund unless the customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing prior to the date of distribution to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions are paid within ten days of the end of the time period to which the dividend relates. Dividends and distributions payable to a Shareholder are paid in cash within ten Business Days after a Shareholder's complete redemption of its Flex Shares in a Fund.

TAX INFORMATION

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of each Fund or its Shareholders. In particular, no attempt has been made herein to provide information on the tax laws of Florida, Georgia or Tennessee. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies by the Internal Revenue Code of 1986, as amended, (the "Code") so that it will be relieved of federal income tax on that part of its net investment income and net capital gains (the excess of long-term capital gains over net short-term capital loss) which is distributed to Shareholders. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

TAX STATUS OF DISTRIBUTIONS: BOND AND STATE TAX-EXEMPT BOND FUNDS

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income paid by the Funds will be taxable to Shareholders as ordinary income whether received in cash or in additional shares.

Each of the Investment Grade Tax-Exempt Bond and State Tax-Exempt Bond Funds will distribute all of its net investment income (including net short-term capital gains) to Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consist of obligations the interest on which is excludable from gross income, the Fund may pay exempt-interest dividends to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's

34
gross income for regular federal income tax purposes, but may have alternative minimum tax consequences. See the Statement of Additional Information.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Investment Grade Tax-Exempt Bond and State Tax-Exempt Bond Funds to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

TAX STATUS OF DISTRIBUTIONS: ALL FUNDS

Dividends from net investment income will qualify for the dividends received deduction for corporate Shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. Dividends from net capital gains (the excess of net long-term capital gains over net short-term capital loss) will be treated as long-term capital gains, regardless of how long the Shareholder has held shares and regardless of whether distributions are received in cash or in additional shares. For certain individual Shareholders, net long-term capital gains may be taxed at a lower rate than ordinary income. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions. Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on December 31, of that year, if paid by the Fund any time during the following January.

Income received on direct U.S. obligations is exempt from tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a Shareholder from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax-exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular states.

Income derived by a Fund from obligations of foreign issuers may be subject to foreign withholding taxes. The International Equity Index and International Equity Funds expect to elect to treat Shareholders as having paid their proportionate share of such foreign taxes. The other Funds will not be able to make this election.

Interest on indebtedness incurred or continued by a Shareholder in order to purchase shares of a "tax-exempt" Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or certain industrial development bonds should consult their tax advisors before purchasing shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds. See the Statement of Additional Information.

A sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

35

STI CLASSIC FUNDS INFORMATION
THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

BOARD OF TRUSTEES

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

INVESTMENT ADVISORS

The Advisors are indirect wholly-owned subsidiaries of SunTrust Banks, Inc. ("SunTrust"), a southeastern regional bank holding company with assets of $66 billion as of December 31, 1995. SunTrust ranks among the twenty largest U.S. banking companies. Its three principal subsidiaries--SunTrust Bank of Florida, Inc., SunTrust Banks of Georgia, Inc. and SunTrust Banks of Tennessee, Inc.-- provide a wide range of personal and corporate banking, trust, and investment services through more than 600 locations in the three-state area. Total discretionary assets under management with SunTrust Banks, Inc. equalled approximately $47 billion as of December 31, 1995.

Trusco Capital Management, Inc. ("Trusco") serves as the Advisor to the Short-Term U.S. Treasury Securities, Short-Term Bond, U.S. Government Securities and Sunbelt Equity Funds and joint advisor to the International Equity Index Fund. As of June 30, 1996, Trusco had approximately $13.7 billion in assets under management. The principal business address of Trusco is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.

STI Capital Management, N.A. ("STI Capital") serves as the Advisor to the Limited-Term Federal Mortgage Securities, Investment Grade Bond, Investment Grade Tax-Exempt Bond, Florida Tax-Exempt Bond, Capital Growth, Value Income Stock, Mid-Cap Equity, Balanced and International Equity Funds and joint advisor to the International Equity Index Fund. As of June 30, 1996, STI Capital had discretionary management authority with respect to assets of approximately $11 billion. The principal business address of STI Capital is P.O. Box 3808, Orlando, Florida 32802.

SunTrust Bank, Chattanooga, N.A. ("SunTrust Bank, Chattanooga") (formerly American National Bank & Trust Company) serves as the Advisor to the Tennessee Tax-Exempt Bond Fund. SunTrust Bank, Chattanooga had approximately $1.7 billion in assets under management as of December 31, 1995. The principal business address of SunTrust Bank, Chattanooga is 736 Market Street, Chattanooga, Tennessee 37402.

36

SunTrust Bank, Atlanta (formerly Trust Company Bank) serves as the Advisor to the Georgia Tax-Exempt Bond Fund. As of December 31, 1995, SunTrust Bank, Atlanta had approximately $12.5 billion in assets under management. The principal address for SunTrust Bank, Atlanta is 25 Park Place, Atlanta, Georgia 30303.

The Trust and the above Advisors have entered into advisory agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisors make the investment decisions for the assets of the Fund(s) they advise and continuously review, supervise and administer their Fund's respective investment program. The Advisors discharge their responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. STI CLASSIC FUNDS ARE NOT DEPOSITS, ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT ENDORSED OR GUARANTEED BY AND DO NOT CONSTITUTE OBLIGATIONS OF SUNTRUST BANKS, INC. OR ANY OF ITS AFFILIATES. INVESTMENTS IN THE FUNDS INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE AND SHARES AT REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THERE IS NO GUARANTEE THAT ANY STI CLASSIC FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. With respect to all Funds, the Advisors may execute brokerage or other agency transactions through affiliates of the Advisors.

For the services provided and expenses incurred pursuant to the Advisory
Agreements: Trusco is entitled to receive advisory fees computed daily and paid monthly at the annual rate of 0.74%, 0.65%, 0.65% and 1.15% of the average daily net assets of the U.S. Government Securities Fund, Short-Term U.S. Treasury Securities Fund, Short-Term Bond Fund and Sunbelt Equity Fund, respectively; STI Capital is entitled to receive advisory fees computed daily and paid monthly at the annual rate of 0.65%, 0.74%, 0.74%, 0.65%, 1.15%, 0.95%, 1.15%, 0.80% and
1.25% of the average daily net assets of the Florida Tax-Exempt Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Capital Growth Fund, Balanced Fund, Mid-Cap Equity Fund, Value Income Stock Fund and International Equity Fund, respectively. Trusco and STI Capital jointly are entitled to receive an advisory fee computed daily and paid monthly at the annual rate of 0.90% of the average daily net assets of the International Equity Index Fund; SunTrust Bank, Chattanooga is entitled to receive advisory fees computed daily and paid monthly at the annual rates of .65% of the average daily net assets of the Tennessee Tax-Exempt Bond Fund; and SunTrust Bank, Atlanta is entitled to receive advisory fees computed daily and paid monthly at the annual rate of .65% of the average daily net assets of the Georgia Tax-Exempt Bond Fund.

Although the advisory fees for the Sunbelt Equity Fund, Capital Growth Fund, Balanced Fund, Mid-Cap Equity Fund, Value Income Stock Fund and International Equity Index Fund are higher than advisory fees paid by other mutual funds, the Trust believes that the fees are comparable to the advisory fees paid by many other mutual funds with similar investment objectives and policies. From time to time, an Advisor may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. Currently, the Advisors and the Distributor have agreed to voluntary reductions in their respective fees as well as reductions in service and distribution fees in amounts necessary to maintain the total operating expenses at the amounts set forth in the Expense Summary. Voluntary reductions of fees may be terminated at any time.

37

For the fiscal year ended May 31, 1996: Trusco received advisory fees computed daily and paid monthly at the annual rate of 0.22%, 0.46%, 1.02%, and 0.16% of the average daily net assets of the Short-Term U.S. Treasury Securities Fund, Short-Term Bond Fund, Sunbelt Equity Fund, and U.S. Government Securities Fund, respectively; STI Capital received advisory fees computed daily and paid monthly at the annual rate of 0.38%, 0.63%, 0.61%, 1.03%, 0.79%, 1.00%, 0.80%, 0.43% and
1.06%, of the average daily net assets of the Florida Tax-Exempt Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Capital Growth Fund, Balanced Fund, Mid-Cap Equity Fund, Value Income Stock Fund, Limited-Term Federal Mortgage Securities Fund and International Equity Fund, respectively; Trusco and STI Capital jointly received an advisory fee computed daily and paid monthly at the annual rate of 0.76% of the average daily net assets of the International Equity Index Fund; SunTrust Bank, Chattanooga received advisory fees computed daily and paid monthly at the annual rates of 0.00% of the average daily net assets of the Tennessee Tax-Exempt Bond Fund; and SunTrust Bank, Atlanta received advisory fees computed daily and paid monthly at the annual rate of 0.37% of the average daily net assets of the Georgia Tax-Exempt Bond Fund.

PORTFOLIO MANAGERS

Mr. Charles B. Leonard, CFA, First Vice President of Trusco, and Michael L. Ford, an Associate of Trusco, have been responsible for the day-to-day management of the U.S. Government Securities Fund since it commenced operations. Mr. Leonard has been with Trusco since 1986 as the senior fixed income manager. Mr. Ford has been with Trusco since April 1994. Prior to joining Trusco, Mr. Ford served as a senior securities analyst with Liberty Capital Advisors from January, 1992 to April, 1994 and has served as a securities analyst at Southern Farm Bureau Life Insurance Company from 1990 to 1992.

Mr. L. Earl Denney, CFA, and Mr. Dave E. West, CFA, have been responsible for the day-to-day management of the Limited-Term Federal Mortgage Securities Fund since it commenced operations. Mr. Denney has served as Executive Vice President of STI Capital since 1983. Mr. West has served as a fixed income portfolio manager with STI Capital since 1989. Mr. Denney has also been responsible for the day-to-day management of the Investment Grade Bond Fund since it commenced operations and the fixed income portion of the Balanced Fund since it commenced operations.

Ms. Gay Cash has been responsible for the day-to-day management of the Georgia Tax-Exempt Bond Fund since it commenced operations. Ms. Cash has served as a Vice President of SunTrust Bank, Atlanta since January 1, 1987.

Mr. Ronald Schwartz, CFA, has been responsible for the day-to-day management of the Florida Tax-Exempt Bond and Investment Grade Tax-Exempt Bond Funds since each Fund commenced operations. Mr. Schwartz joined STI Capital in 1988 and currently serves as a Senior Vice President. Mr. Schwartz, has also been responsible for the day-to-day management of the Tennessee Tax-Exempt Bond Fund since July, 1995. Mr. Schwartz serves as Vice President and Trust Investment Officer of SunTrust Bank, Chattanooga.

Mr. Mills Riddick, CFA, has been responsible for the day-to-day management of the Value Income Stock Fund since April, 1995. Mr. Riddick has been a value portfolio manager at STI Capital since 1989.

Mr. Anthony Gray has been responsible for the day-to-day management of the Capital Growth

38
Fund since it commenced operations. Mr. Gray has served as Chief Executive Officer and Chief Investment Officer of STI Capital since 1979. Mr. Gray has also been responsible for the day-to-day management of the equity portion of the Balanced Fund since it commenced operations.

Mr. Elliott A. Perny has been responsible for the day-to-day management of the Mid-Cap Equity Fund since October 1, 1996. Mr. Perny has served as Senior Executive Vice President of STI Capital since September, 1992 and has served as a portfolio manager with STI Capital since 1991.

Mr. Dan Jaworski has been responsible for the day-to-day management of the International Equity Fund since it commenced operations. Mr. Jaworski joined STI Capital in 1995. Prior to joining STI Capital he managed international portfolios at Lazard Freres Asset Management from 1993 through 1994 and the Principal Financial Group from 1988 through 1993.

Mr. David Yealy has been responsible for the day-to-day management of the Short-Term Bond and Short-Term U.S. Treasury Securities Funds since July 1996. Mr. Yealy joined Trusco in 1991 and currently serves as a Vice President.

Mr. James Foster has been responsible for the day-to-day management of the Sunbelt Equity Fund since it commenced operations. Mr. Foster has served as a Vice President of Trusco since 1989.

Mr. Stanley J. Cherny and Mr. Robert J. Rhodes, CFA, have been responsible for the day-to-day operations of the International Equity Index Fund since it commenced operations, Mr. Cherny has been with Trusco since 1994. Prior to joining Trusco, Mr. Cherny served as a portfolio manager with Payden & Rygel from 1988 to 1994. Mr. Rhodes has served as a portfolio manager and Director of Research with Trusco since June, 1985.

BANKING LAWS

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, currently
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or its affiliates from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and generally prohibit banks from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as an investment advisor, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Advisors believe that each may perform the services for STI Classic Funds contemplated by their respective Advisory Agreements described in this Prospectus without violation of applicable banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Advisors from continuing to perform services for STI Classic Funds. If the Advisors were prohibited from providing services to STI Classic Funds, the Board of Trustees would consider selecting other qualified firms. Any new investment advisory agreements would be subject to Shareholder approval.

If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Advisors, or their affiliates, would consider the possibility of offering to perform additional services for STI Classic Funds. It is not possible, of course, to predict whether or in what form such legislation might be enacted or

39
the terms upon which the Advisors, or such affiliates, might offer to provide such services.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

DISTRIBUTION

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust, are parties to a distribution agreement (the "Distribution Agreement") dated May 29, 1992. The Flex Shares of each Fund have a distribution plan ("Flex Plan"). The Distribution Agreement and the Flex Plan provide that the Flex Shares of the Funds may pay a distribution services fee to the Distributor of up to .75% of the average daily net assets of the Flex Shares of each Fund. Flex Shares are also subject to a service fee of up to .25% of the average daily net assets of the Flex Shares of each Fund. This service fee may be used for personal service and maintenance of shareholder accounts. Asset-based sales charges are designed to permit an investor to purchase Fund shares without the assessment of a front-end sales charge. The Distributor will waive all or a portion of the distribution fee in order to limit the net expenses of the Flex Shares to the amounts set forth under "Expense Summary." The Distributor may apply the distribution fee toward: (a) compensation for its services in connection with distribution assistance or provision of shareholder services; or (b) payments to financial institutions and intermediaries such as banks (including SunTrust Banks, Inc.'s affiliate banks), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of Shareholder services.

The Flex Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. SunTrust Banks, Inc.'s affiliate banks and certain correspondent banks may serve as shareholder servicing agents to the Trust. A prospective investor may visit any one of the Investment Services offices of the SunTrust Banks, Inc.'s affiliate banks, as listed on the last pages of the Prospectus, SunTrust Securities, Inc. or certain correspondent banks of SunTrust Banks, Inc. to receive copies of the Prospectuses for the Flex Shares of the Trust and application forms. Trust Shares of each Fund are offered without a sales charge or a distribution or service fee primarily to institutional investors, including affiliates and correspondents for the investment of funds in which they act in a fiduciary, agency, investment advisory or custodial capacity. Investor Shares of each Fund are offered subject to a sales load on purchases and a distribution fee. The different sales charge option of the Investor Shares provides investors with an alternative purchase arrangement to the Flex Shares. An investor may call 1-800-874-4770 to receive more information regarding Trust Shares or Investor Shares. It is possible that financial institutions and intermediaries may offer different classes of shares to their customers and thus receive different compensation with respect to different classes of shares.

Each Fund may execute brokerage or other agency transactions through the Distributor, for which the Distributor receives compensation.

40

With respect to each of the Funds, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.

ADMINISTRATION

SEI Fund Resources (the "Administrator") serves as Administrator of the Trust. The Administrator provides the Trust with certain administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly at an annual rate as follows:

AVERAGE AGGREGATE DAILY NET ASSETS           FEE
----------------------------------------  ---------
$1 - $1 billion.........................    0.10%
over $1 billion to $5 billion...........    0.07%
over $5 billion to $8 billion...........    0.05%
over $8 billion to $10 billion..........    0.045%
over $10 billion........................    0.04%

From time to time, the Administrator may waive (either voluntarily or pursuant to applicable state limitations) all or a portion of the administration fee payable with respect to the Trust.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, Federated Investors Tower Pittsburgh, Pennsylvania 15222-3779, is the transfer agent for the shares of the Trust and dividend disbursing agent for the Trust.

CUSTODIAN

SunTrust Bank, Atlanta, c/o STI Trust & Investment Operations, Inc., 303 Peachtree Street, N.E., 14th floor, Atlanta, Georgia 30308, serves as custodian of the assets of each Fund of the Trust except the International Equity Index and International Equity Funds. Union Bank of California, 475 Sansome Street, Suite 1200, San Francisco, CA 94111, serves as custodian for the International Equity Index Fund. The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian for the International Equity Fund. The custodians hold cash, securities and other assets of the Trust as required by the 1940 Act.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants to the Trust are Arthur Andersen LLP, Philadelphia, Pennsylvania.

OTHER INFORMATION
VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon

41
written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholders may contact the Transfer Agent in order to obtain information on account statements, procedures and other related information by calling 1-800-874-4770.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of the permitted investments for the Funds. Further discussion is contained in the Statement of Additional Information.

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES -- Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In

42
addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

CORPORATE DEBT OBLIGATIONS -- Corporate debt obligations are debt instruments issued by corporations with maturities exceeding 270 days. Such instruments may include putable corporate bonds and zero coupon bonds.

CUSTODIAL RECEIPTS -- Custodial receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS").

Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments. See "Zero Coupon Obligations."

DERIVATIVES -- Derivatives are securities whose value is derived from an underlying contract, index or security, or any combination thereof. This includes: futures, swap agreements, and some mortgage-back securities (CMOs, REMICs, and SMBs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Policies and Strategies" for more information about any investment policies and limitations applicable to their use.

43

DOLLAR ROLLS -- Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

To avoid any leveraging concerns, the Fund will place U.S. Government or other liquid, high grade assets in a segregated account in an amount sufficient to cover its repurchase obligation.

EUROPEAN DEPOSITARY RECEIPTS ("EDRs") -- EDRs are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. EDRs may be available for investment through "sponsored" or "unsponsored" facilities. See "ADRs."

EURODOLLAR AND YANKEE BANK OBLIGATIONS -- Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee bank obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

FORWARD FOREIGN CURRENCY CONTRACTS -- A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only

44
entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

GUARANTEED INVESTMENT CONTRACTS ("GICs") -- GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A GIC provides that this guaranteed interest will not be less than a certain minimum rate. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over seven days in length.

LOAN PARTICIPATIONS -- Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of

45
a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.

MEDIUM TERM NOTES -- Medium term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

COLLATERALIZED MORTGAGE OBLIGATIONS: CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed

46
or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and thus is termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL FORWARDS -- Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. A Fund will enter into municipal forwards when the price and yield of the underlying bonds are believed to be favorable when compared to current prices and yields. As with forward commitments, municipal forwards are subject to market fluctuations due to changes in market interest rates between the commitment date and the settlement date. Municipal forwards may be considered to be illiquid investments.

To avoid any leveraging concerns, a Fund will maintain liquid, high grade securities in a segregated account at least equal to the purchase price of the municipal forward.

47

MUNICIPAL LEASE OBLIGATIONS -- Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Depending upon the market for such securities, municipal lease obligations may be illiquid.

MUNICIPAL SECURITIES -- Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

OPTIONS ON CURRENCIES -- The International Equity Index Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolio's exposure to changes in dollar exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. Government securities or other high grade liquid debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

OBLIGATIONS OF SUPRANATIONAL ENTITIES -- Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

PAY-IN-KIND SECURITIES -- Pay-in-Kind securities are bonds or preferred stock that pay interest or dividends in the form of additional bonds or preferred stock.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The custodian will hold the security as collateral for

48
the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the Investment Company Act of 1940.

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. Rule 144A securities are securities that have not been registered under the Securities Act of 1933 but which may be traded between certain institutional investors including investment companies. The Trust's Board of Trustees is responsible for developing guidelines and procedures for determining the liquidity of restricted securities, and for monitoring the Advisor's implementation of the guidelines and procedures.

SECURITIES LENDING -- In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS -- There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund.

STANDBY COMMITMENTS AND PUTS -- Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be

49
paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

SWAPS, CAPS, FLOORS and COLLARS -- Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation the Fund may have under these types of arrangements will be covered by setting aside liquid high grade securities in a segregated account.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., FNMA securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do

50
not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Warrants are instruments giving holders the right, but not the obligation to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will segregate with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON OBLIGATIONS -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

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
A-1

APPENDIX
I.  BOND RATINGS
CORPORATE AND MUNICIPAL BONDS

The following are descriptions of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Debt rated BB, B, CCC, CC or C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times

A-2
over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 and VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest.

II.  COMMERCIAL PAPER AND SHORT-TERM RATINGS

The following descriptions of commercial paper ratings have been published by S&P, Moody's, Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff") and IBCA Limited ("IBCA"), respectively.

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+ and 1. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 and Prime-2 by Moody's are judged by Moody's to have superior ability and strong ability for repayment, respectively.

The rating Fitch-1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1+ is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-1 (Strong Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely

A-3
payment only slightly less in degree than issues rated F-1+.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

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
INVESTMENT SERVICES OFFICES OF SUNTRUST BANKS, INC. AFFILIATE BANKS:

FLORIDA: (STATEWIDE TOLL FREE) 1-800-526-1177

SUNTRUST SECURITIES, INC. -- FLORIDA

200 S. Orange Avenue
Tower 10
Orlando, FL 32801
(407) 237-4380
1-800-432-4760, ext.4380

501 E. Las Olas Boulevard
Ft. Lauderdale, FL 33301
(954) 765-7422
Boca Raton Office
800 S. Federal Highway
Boca Raton, FL 33435
(561) 243-6707
Coral Ridge Office
2626 E. Oakland Park Blvd.
Ft. Lauderdale, FL 33306
(305) 765-2155
Delray Beach Office
302 E. Atlantic Avenue
Delray Beach, FL 33483
(561) 243-6750
5200 W. Atlantic Ave.
Delray Beach, FL 33484
(561) 243-6743
Hollywood Office
2001 Hollywood Blvd.
Hollywood, FL 33021
(954) 765-7062
Palm Beach Office
303 Royal Poinciana Plaza
Palm Beach, FL 33480
(561) 835-2855
PGA Office
4500 PGA Blvd.
Palm Beach Gardens, FL 33410
(561) 835-2802
8200 W. Broward Blvd.
Plantation, FL 33324
(954) 765-7661
777 Brickall Avenue
Miami, FL 33131
(305) 579-7450

401 E. Jackson Street
Tampa, FL 33602
(813) 224-2517

700 Virginia Avenue
Ft. Pierce, FL 34982
(407) 467-6459
Osceola Office
111 East Osceola Street
Stuart, FL 34994
(407) 223-6012
Belnova Office
120 S. Ridgewood Avenue
Daytona Beach, FL 32114
(904) 258-2390
Bill France Office
4900 Clyde Morris Blvd.
Port Orange, FL 32119
(904) 258-2654
Deland Office
302 E. New York Avenue
Deland, FL 32724
(904) 822-5891

200 W. Forsyth Street
Jacksonville, FL 32202
(904) 632-2534

1612 E. Cape Coral Parkway
Cape Coral, FL 33904
(941) 540-6128

Pelican Bay Office
801 Laurel Oak Drive
Naples, FL 33963
(941) 598-0515

South Gate Office
3400 S. Tamiami Trail
Sarasota, FL 34230
(941) 316-4027

Port Charlotte Office
18501 Murdock Circle
Port Charlotte, FL 33949
(941) 625-9286

5899 Whitfield Avenue
Sarasota, FL 34243
(941) 359-7415

North Beneva Office
3577 Fruitville Road
Sarasota, FL 34237
(941) 316-4003

South Beneva Office
8181 S. Tamiami Trail
Sarasota, FL 34231
(941) 927-7903

Venice Office
200 Nokomis Ave South
Venice, FL 34285
(941) 486-4417

210 Security Square
Winter Haven, FL 33880
(941) 297-6855

One East Jefferson Street
Brooksville, FL 34601
(352) 754-5798
Crystal River Office
1502 SE Highway 19
Crystal River, FL 34428
(352) 795-8214
5435 Gall Blvd.
Zephyrhills, FL 33541
(813) 780-4154
6335 U.S. Highway 19
New Port Richey, FL 34652
(813) 861-4375
Seven Hills Office
1170 Mariner Blvd.
Spring Hill, FL 34609
(352) 754-5779

203 E. Silver Springs Blvd.
Ocala, FL 34470
(352) 368-6477

3522 Thomasville Road
Tallahassee, FL 32308
(904) 298-5064

511 W. 23rd Street
Panama City, FL 32405
(904) 872-6086
11 Hoffman Drive
Gulf Breeze, FL 32561
(904)435-1264

GEORGIA:

SUNTRUST SECURITIES, INC. -- GEORGIA

55 Park Place
First Floor
Atlanta, GA 30303
(404) 588-8108
1-800-600-6350

101 N. Lumpkin Street
Athens, GA 30601
(704) 354-5346
Gainesville Branch
427 Oak Street
Gainesville, GA 30501
(770) 503-8674

100 East Second Avenue
Rome, GA 30161
(706) 236-4325

2815 Wrightsboro Road
Augusta, GA 30909
(706) 821-2015

606 Cherry Street
Macon, GA 31201
(912) 755-5175

1246 First Avenue
Columbus, GA 31901
(706) 649-3631

33 Bull Street, Suite 208
Savannah, GA 31401
(912) 944-1165

410 W. Broad Avenue
Albany, GA 31701
(912) 430-5468

Coffee County Branch
201 S. Peterson Avenue
Douglas, GA 31533
(912) 383-5242

510 Gloucester Street
Brunswick, GA 31520
(912) 262-5322

701 Sea Island Road
St. Simons Island, GA 31522
(912) 638-3620
(912) 262-2227

TENNESSEE:

SUNTRUST SECURITIES, INC. -- TENNESSEE

424 Church Street
4th Floor
Nashville, TN 37219
(615) 748-4477
1-800-932-2652

736 Market Street
Chattanooga, TN 37402
(423) 757-3005
TN WATS 1-800-572-7306, Ext. 3005
Bordering States WATS
1-800-874-1083, Ext. 3005
Out of State WATS
1-800-251-6266, Ext. 3005

9950 Kingston Pike
Knoxville, TN 37922
(423) 544-2181
1-800-456-1177

207 Mockingbird Lane
Johnson City, TN 37604
(423) 461-1005

25 Public Square
Lawrenceburg, TN 38464
615-762-3511

ALABAMA:

SUNTRUST SECURITIES, INC. -- ALABAMA

201 South Court Street
Florence, AL 35630
(205) 767-8537

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
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
                                  DISTRIBUTOR
                             SEI Financial Services
                                    Company

 ...............................................................................

100159/10-95

                                   PROSPECTUS

                               STI CLASSIC FUNDS
                                  FLEX SHARES
                    A CLASS OF NO INITIAL SALES CHARGE FUNDS

                              INVESTMENT ADVISORS
                          STI CAPITAL MANAGEMENT, N.A.
                        TRUSCO CAPITAL MANAGEMENT, INC.
                       SUNTRUST BANK, CHATTANOOGA, N.A.,
                             SUNTRUST BANK, ATLANTA
                                OCTOBER 1, 1996

                                       Z

                                  STI CLASSIC FUNDS

                                 INVESTMENT ADVISORS:

                             STI CAPITAL MANAGEMENT, N.A.
                           TRUSCO CAPITAL MANAGEMENT, INC.
                           SUNTRUST BANK, CHATTANOOGA, N.A.
                                SUNTRUST BANK, ATLANTA

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Trust's prospectuses dated October 1, 1996. Prospectuses may be obtained through the Distributor, SEI Financial Services Company, 680 E. Swedesford Road, Wayne, Pennsylvania 19087-1658.

                                  TABLE OF CONTENTS

                                                                            PAGE

THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-2
DESCRIPTION OF PERMITTED INVESTMENTS . . . . . . . . . . . . . . . . . . .   B-2
INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .  B-14
INVESTMENT ADVISORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-17
THE ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-19
THE DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-20
TRUSTEES AND OFFICERS OF THE TRUST . . . . . . . . . . . . . . . . . . . .  B-26
COMPUTATION OF YIELD . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-29
CALCULATION OF TOTAL RETURN . . . . . . . . . . . . . . . . . . . . . . . . B-34
PURCHASE AND REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . B-38
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . .  B-39
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-40
FUND TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-44
TRADING PRACTICES AND BROKERAGE . . . . . . . . . . . . . . . . . . . . . . B-44
DESCRIPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . B-49
SHAREHOLDER LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . B-49
LIMITATION OF TRUSTEES' LIABILITY . . . . . . . . . . . . . . . . . . . . . B-49
5% AND 25% SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . B-50
EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-60


October 1, 1996

THE TRUST

STI Classic Funds (the "Trust") is a diversified, open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series ("Funds") of units of beneficial interest ("shares") and different classes of shares of each Fund. Shareholders at present may purchase shares of the Trust's money market funds through two separate classes (Trust Shares and Investor Shares) and shares of the Trust's other funds through three separate classes (Trust Shares, Investor Shares and Flex Shares), which provide for variations in sales charges, distribution costs, transfer agent fees, voting rights and dividends. Except for these differences, each Trust Share, Investor Share and Flex Share, if any, of each Fund represents an equal proportionate interest in that portfolio. See "Description of Shares." This Statement of Additional Information relates to the Trust Shares and Investor Shares of the Trust's Prime Quality Money Market Fund, U.S. Government Securities Money Market Fund and Tax-Exempt Money Market Fund (the "Money Market Funds") and the Trust Shares, Investor Shares and Flex Shares of the Trust's Investment Grade Bond Fund, Short-Term U.S. Treasury Securities Fund, Short-Term Bond Fund, U.S. Government Securities Fund and Limited-Term Federal Mortgage Securities Fund (the "Bond Funds"); Investment Grade Tax-Exempt Bond Fund, Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund and Tennessee Tax-Exempt Bond Fund (the "Tax-Exempt Bond Funds"); Capital Growth Fund, Value Income Stock Fund, Mid-Cap Equity Fund, Sunbelt Equity Fund, International Equity Index Fund and International Equity Fund (the "Equity Funds"); and the Balanced Fund. These various series are collectively referred to herein as the "Funds."

DESCRIPTION OF PERMITTED INVESTMENTS

VARIABLE RATE MASTER DEMAND NOTES

The Tax-Exempt Money Market Fund, Balanced Fund, Tax-Exempt Bond Funds and Value Income Stock Fund may invest in variable rate master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the appropriate Advisor, be equivalent to the ratings applicable to permitted investments for the particular Fund. The appropriate Advisor will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

STRIPS

Each Fund may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. An Advisor will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the Investment Company Act of 1940, as amended, (the "1940 Act"), the Money Market Funds' Advisor will only purchase STRIPS for Money Market Funds that have a remaining maturity of 397 days or less; therefore, the Money Market Funds currently may only purchase interest component parts of U.S. Treasury Securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Money Market Funds' Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Money Market Funds.

U.S. GOVERNMENT AGENCY SECURITIES

Certain investments of each of the Funds except the Short-Term U.S. Treasury Securities Fund may include U.S. Government Agency Securities. Agencies of the United States Government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority.
Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA") and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the United States Treasury (E.G., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality (E.G., FNMA securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

MORTGAGE-BACKED SECURITIES

Each of the Funds except the Short-Term U.S. Treasury Securities Fund, Sunbelt Equity Fund, Aggressive Growth Fund and International Equity Index Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as GNMA, FNMA and FHLMC. Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Bond Funds, Prime Quality Money Market Fund and the Balanced Fund may also invest in privately issued mortgage-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the two highest categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

DETERMINING MATURITIES OF MORTGAGE-BACKED SECURITIES

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisors believe that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment for a Fund, it will be deemed to have a remaining maturity equal to its average life as estimated by that Fund's Advisor. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by an Advisor will be the actual average life.

STRIPPED MORTGAGE-BACKED SECURITIES

The Limited-Term Federal Mortgage Securities Fund may also invest in stripped mortgage-backed securities, which are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

ASSET-BACKED SECURITIES

In addition to mortgage-backed securities, the Bond Funds, Prime Quality Money Market Fund, Limited-Term Federal Mortgage Securities Fund and Balanced Fund may invest in other asset-backed securities rated in one of the two highest rating categories by S&P or Moody's, including company receivables, truck and auto loans, leases and credit card receivables. The Bond Funds may invest in other asset-backed securities that may be created in the future if the Advisor determines they are suitable. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

REPURCHASE AGREEMENTS

Each of the Funds except the Short-Term U.S. Treasury Securities Fund may enter into repurchase agreements. Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Advisors monitor compliance with this requirement). Under all repurchase agreements entered into by a Fund, the appropriate Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

MUNICIPAL SECURITIES

MUNICIPAL NOTES in which the Short-Term Bond Fund, Tax-Exempt Money Market Fund and Tax-Exempt Bond Funds may invest, consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody's, (iii) which are rated SP-2 at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody's, are in the Advisor's judgement, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

MUNICIPAL BONDS must be rated at least BBB or better by S&P or at least Baa or better by Moody's at the time of purchase for the Tax-Exempt Bond Funds or in one of the two highest short-term rating categories by S&P or Moody's for the Tax-Exempt Money Market Fund or, if not rated by S&P or Moody's, must be deemed by the Advisor to have essentially the same characteristics and quality as bonds having the above ratings. A Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from Federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

OTHER TYPES OF TAX-EXEMPT INSTRUMENTS which are permissible investments for the Short-Term Bond Fund, Tax-Exempt Money Market Fund and Tax-Exempt Bond Funds include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Advisor's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Advisor will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. Government Securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to the Funds' investment limitations restricting their purchases of illiquid securities. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor an Advisor will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

STANDBY COMMITMENTS AND PUTS

The Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, Balanced Fund, Tax-Exempt Bond Funds and the Bond Funds may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Funds to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Advisor believes present minimal credit risks, and the Advisor would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

FOREIGN SECURITIES

The Prime Quality Money Market Fund, Investment Grade Bond Fund, Short-Term Bond Fund, Balanced Fund and each of the Equity Funds, except the Sunbelt Equity Fund, may invest in U.S. dollar denominated obligations or securities of foreign issuers. The International Equity Index and International Equity Funds will invest primarily in certain obligations or securities of foreign issuers. Possible investments include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, Canadian Commercial Paper, and Europaper.
In addition, each of the above-mentioned Funds except for the Short-Term Bond Fund may invest in American Depositary Receipts. These instruments may subject the Funds to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

By investing in foreign securities, the International Equity Index and International Equity Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. Shares of the International Equity Index and International Equity Funds, when included in appropriate amounts in a portfolio otherwise consisting of domestic securities, may provide a source of increased diversification. The International Equity Index and International Equity Funds seek increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends. The international investments of the International Equity Index and International Equity Funds may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.

OBLIGATIONS OF SUPRANATIONAL AGENCIES

The Prime Quality Money Market Fund, U.S. Government Securities Fund, Investment Grade Bond Fund, Balanced Fund and Short-Term Bond Fund may purchase obligations of supranational agencies. Currently these Funds intend to invest only in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

WHEN-ISSUED SECURITIES AND MUNICIPAL FORWARDS

The Tax-Exempt Money Market Fund, Balanced Fund, Bond Funds, Tax-Exempt Bond Funds, Value Income Stock Fund, U.S. Government Securities Fund and the Limited-Term Federal Mortgage Securities Fund may purchase when-issued securities, in which case delivery and payment normally take place within 45 days (90 days with respect to the Limited-Term Federal Mortgage Security
Fund) after the date of commitment to purchase. In addition, the Tax-Exempt Bond Funds may purchase municipal forwards for which delivery of the underlying municipal security normally occurs after 45 days but before one year after the commitment date. The Funds will only make commitments to purchase when-issued securities and municipal forwards with the intention of actually acquiring the securities, but may sell them before the settlement date. When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing municipal forwards and when-issued securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the appropriate Custodian, and a Fund will maintain high quality, liquid assets in an amount at least equal in value to its commitments to purchase when-issued securities and municipal forwards. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

RESTRICTED SECURITIES

Restricted Securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Permitted investments for the Balanced Fund, Bond Funds, Tax-Exempt Bond Funds and Equity Funds include restricted securities, and each such Fund may invest up to 15% of its total assets in illiquid securities, subject to each Fund's investment limitations on the purchase of illiquid securities. Restricted Securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by a Fund's Advisor pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the particular Advisor will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such Restricted Securities, each Advisor intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES LENDING

Each Fund may lend securities pursuant to agreements which require that the loans be continuously secured by collateral at all times equal to 100% of the market value of the loaned securities which consists of: cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the appropriate Advisor to be of good standing and when, in the judgment of that Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Funds may use the Distributor or a broker-dealer affiliate of an Advisor as a broker in these transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

The Balanced Fund, Bond Funds, Tax-Exempt Bond Funds, International Equity Index Fund, International Equity Fund and Value Income Stock Fund may invest in futures contracts and options on futures. Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or

"selling" a contract which has previously been "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying the futures contracts they hold. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge the underlying securities.

The Funds will minimize the risk that they will be unable to close out a futures contract by entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds will be engaged in futures transactions only for hedging purposes, the Advisors do not believe that the Funds will generally be subject to the risks of loss frequently associated with futures transactions. The Funds presumably would have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the fund securities being hedged. It is also possible that the Funds could both lose money on futures contracts and experience a decline in value of its fund securities. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy of a broker with whom the Funds have an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.
The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

OPTIONS

The Balanced Fund, Bond Funds, Tax-Exempt Bond Funds, International Equity Index Fund, International Equity Fund and Value Income Stock Fund may write call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Funds of writing covered calls is that the Funds receive a premium which is additional income. However, if the security rises in value, the Funds may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

The Funds will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Funds will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

INVESTMENT COMPANY SHARES

Investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

OTHER INVESTMENTS

The Trust is not prohibited from investing in obligations of banks which are clients of SEI Corporation ("SEI"), the parent company of the Administrator and the Distributor. However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Advisors.

Investors will receive written notification at least thirty days prior to any change in a Fund's investment objective. INVESTMENT LIMITATIONS

The following are fundamental policies of each Fund and cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

A  Fund may not:

1.  Acquire more than 10% of the voting securities of any one issuer.

2.  Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements, and (c) the Bond Funds, Balanced Fund, U.S. Government Securities Fund, Limited-Term Federal Mortgage Securities Fund, International Equity Index Fund, International Equity Fund and the Value Income Stock Fund may engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of the Fund's total assets, taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except for financial futures contracts) and interests in a pool of securities that are secured by interests in real estate (except that each Bond Fund may purchase mortgage-backed and other mortgage-related securities, including collateralized mortgage obligations and REMICs). However, subject to their permitted investment spectrum, any Fund may invest in companies which invest in real estate commodities or commodities contracts.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a security.

9. Purchase securities of other investment companies except for money market funds and CMOs and REMICs deemed to be investment companies and then only as permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, except that the Mid-Cap Equity, Sunbelt Equity, Balanced, Georgia Tax-Exempt Bond, Florida Tax-Exempt
    Bond, Tennessee Tax-Exempt Bond, U.S. Government Securities, Limited-Term Federal Mortgage Securities, International Equity Index and International Equity Funds' purchases of investment company shares are not limited to money market funds. Under these rules and regulations, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of a Fund; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES

No Fund may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any Advisor of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

No Fund may invest in warrants except that the Value Income Stock, Mid-Cap Equity, Sunbelt Equity, Capital Growth, International Equity Index, International Equity and Balanced Funds may each invest in warrants in an amount not exceeding 5% of its net assets as valued at the lower of cost or market value. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of a Fund's assets (10% for the Prime Quality Money Market, U.S. Government Securities Money Market and Tax-Exempt Money Market Funds). An illiquid security is a security which cannot be disposed of promptly (within seven days), and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

No Fund may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

No Fund may write or purchase puts, calls, options or combinations thereof, except that the Balanced Fund, Bond Funds, Tax-Exempt Bond Funds, International Equity Index Fund, International Equity Fund and Value Income Stock Fund may write covered call options with respect to any or all parts of their Fund securities and engage in futures transactions, and the Prime, Tax-Exempt Money Market, Balanced, Short Term Bond and Tax-Exempt Bond Funds may purchase putable securities. Funds may sell options previously purchased and enter into closing transactions with respect to covered call options.

No Fund may invest in securities of issuers which together with predecessors have a record of less than three years continuous operation or equity securities of issuers which are not readily marketable if such investments will exceed 5% of the Fund's total assets.

With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

The Prime Quality Money Market Fund may not invest in guaranteed investment contracts.

INVESTMENT ADVISORS

The Trust and STI Capital Management, N.A., Trusco Capital Management, Inc., SunTrust Bank, Atlanta and SunTrust Bank, Chattanooga, N.A. (the "Advisors") have entered into advisory agreements with the Trust (the "Advisory Agreements"). The Advisory Agreements provide that each Advisor shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Each Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to an Advisor but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Advisor and/or the Administrator will bear the amount of such excess. The Advisor will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

The continuance of each Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to each Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the

Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

For the fiscal years ended May 31, 1996, 1995, and 1994, the Funds paid the following advisory fees:



----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                 FEES PAID                                FEES WAIVED
                                                                                                         OR REIMBURSED
                                               -----------------------------------------------------------------------------------
             FUND                                   1996          1995          1994          1996          1995          1994
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                     $  3,868,222  $  3,274,146   $ 2,855,556   $   709,139   $   636,033   $   664,188
----------------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund(1)                $    107,618  $     10,562   $         0   $    72,476   $    45,986   $     7,414
----------------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund(2)                $     83,243  $     35,579   $         0   $    63,991   $    50,699   $    12,260
----------------------------------------------------------------------------------------------------------------------------------
Tennessee Tax-Exempt Bond Fund(3)              $          0  $          0   $         0   $    46,809   $    14,014   $     2,016
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                           $    361,936  $    212,070   $   114,825   $   149,827   $   118,030   $    85,482
----------------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund          $    917,948  $    627,607   $   280,656   $   202,552   $   138,553   $    69,202
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund(4)             $     16,097  $          0         *       $    53,312   $     7,817         *
----------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund       $     36,729  $     26,399   $   124,578   $    72,116   $    64,786   $    75,823
----------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage Securities Fund  $    224,595  $     78,778         *       $   119,538   $    74,494         *
----------------------------------------------------------------------------------------------------------------------------------
Prime Quality Money Market Fund                $  5,346,850  $  4,052,982   $ 3,099,410   $ 1,602,546   $ 1,215,895   $   929,822
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Money Market Fund   $  2,068,133  $  1,729,860   $ 1,807,117   $   577,384   $   507,624   $   474,434
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                   $  1,422,777  $    910,742   $   492,172   $   685,205   $   583,588   $   464,333
----------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund                            $ 12,099,047  $ 11,023,563   $ 8,819,976   $ 1,408,275   $ 1,393,475   $ 1,255,835
----------------------------------------------------------------------------------------------------------------------------------
Sunbelt Equity Fund                            $  3,424,453  $  2,353,943   $   236,512   $   465,317   $   407,677   $   143,666
----------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund                        $  9,447,738  $  6,976,518   $ 2,998,756   $   318,958   $    28,394   $   426,576
----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                      $    746,780         *             *       $         0         *             *
----------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund                $          0  $    340,065         *       $         0   $   135,043         *
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                            $  2,057,932  $    940,045   $    52,988   $   318,958   $   195,873   $    68,285
----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                  $    823,692  $    823,692   $   209,237   $   166,361   $   149,133   $   118,661
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

*Not in operation during the period.

(1) STI Capital Management, advisor to the Florida Tax Exempt Bond Fund reimbursed expenses of $7,846 for the fiscal year ended May 31, 1994.
(2) SunTrust Bank, Atlanta, advisor to the Georgia Tax-Exempt Bond Fund reimbursed expenses of $4,536 for the fiscal year ended May 31, 1994.
(3) SunTrust Bank, Chattanooga, advisor to the Tennessee Tax-Exempt Bond Fund, reimbursed expenses of $10,011 for the fiscal year ended May 31, 1994, $19,803 for the fiscal year ended May 31, 1995 and $17,277 for the fiscal year ended May 31, 1996.
(4) Trusco Capital Management, Inc., advisor to the U.S. Government Securities Fund, reimbursed expenses of $27,216.

THE ADMINISTRATOR

The Trust and SEI Fund Resources (the "Administrator") are parties to an Administrative Agreement. Formerly, SEI Financial Management Corporation ("SFM") served as administrator to the Trust. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the date of the Agreement and shall continue in effect for successive periods of two years subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than ninety days' written notice to the other party.

The Administrator, a Delaware business trust, has its principal business offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. SFM, a wholly-owned subsidiary of SEI Corporation ("SEI"), is the owner of all beneficial interest in the Administrator, SEI, its subsidiaries and the Administrator are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds: The Achievement Funds Trust; The Advisors' Inner Circle Fund; The Arbor Fund; ARK Funds; Bishop Street Funds; CoreFunds, Inc.; CrestFunds, Inc.; CUFUND; FMB Funds, Inc.; First American Funds, Inc.; First American Investment Funds, Inc.; First American Strategy Funds, Inc.; Inventor Funds, Inc; Marquis Funds-Registered Trademark-; Monitor Funds; Morgan Grenfell Investment Trust; The PBHG Funds, Inc.; The Pillar Funds; The Profit Funds Investment Trust; Rembrandt Funds-Registered Trademark-; 1784 Funds-Registered Trademark-; SEI Asset Allocation Trust; SEI Daily Income Trust; SEI Index Funds; SEI Institutional Investments Trust; SEI Institutional Managed Trust; SEI International Trust; SEI Liquid Asset Trust; SEI Tax Exempt Trust; Stepstone Funds; and Turner Funds.

For the fiscal years ended May 31, 1996, 1995 and 1994, the Funds paid the following administrative fees:


---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                 FEES PAID                                FEES WAIVED
                                               ----------------------------------------------------------------------------------
             FUND                                  1996          1995          1994          1996          1995          1994
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                       $  443,569    $  404,413     $ 379,548     $       0     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund                     $   16,304    $   10,140     $   1,473     $       0     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund                     $   19,989    $    6,645     $     885     $       0     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
Tennessee Tax-Exempt Bond Fund                   $    3,148    $    1,648     $     241     $       0     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                             $   56,317    $   38,813     $  24,575     $       0     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund            $  108,204    $   77,499     $ (8,955)     $       0     $   1,745     $  46,343
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                  $    7,311    $      807         *         $       0     $       0         *
---------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund         $   12,012    $   10,761     $  24,738     $       0     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage Securities Fund    $   37,854    $   17,962         *         $       0     $       0         *
---------------------------------------------------------------------------------------------------------------------------------
Prime Quality Money Market Fund                  $  315,880    $  155,054     $ 131,571     $ 449,492     $ 465,158     $ 363,160
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Money Market Fund     $  219,380    $  129,165     $ 197,818     $  72,463     $ 134,192     $  83,382
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                     $  274,701    $  128,912     $  93,437     $       0     $  79,032     $  45,179
---------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund                              $  842,411    $  826,735     $ 680,627     $       0     $       0     $  17,482
---------------------------------------------------------------------------------------------------------------------------------
Sunbelt Equity Fund                              $  842,411    $  183,657     $  25,851     $       0     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund                          $  845,706    $  669,692     $ 340,218     $       0     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                        $   50,404         *             *         $       0         *             *
---------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund                  $   70,690    $   40,223         *         $       0     $       0         *
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                              $  147,613    $   75,507     $   8,225     $       0     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                    $   74,634    $   64,645     $  27,056     $       0     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

*    Not in operation during the period.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust have entered into a distribution agreement (the "Distribution Agreement") dated May 29, 1992. The Distributor will receive no compensation for distribution of Trust Shares. In addition, the Investor Shares of the Funds have a distribution plan
("Investor Plan"), and the Flex Shares of the Funds have a distribution plan ("Flex Plan").

The Distribution Agreement is renewable annually and may be terminated by the Distributor, the Qualified Trustees, or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party.

For the fiscal years ended May 31, 1996, 1995 and 1994, the aggregate sales charges payable to the Distributor with respect to the Investor Shares of the Funds were as follows:


---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                             AGGREGATE SALES
                                                            CHARGE PAYABLE TO                        AMOUNT RETAINED BY
           FUND                                                DISTRIBUTOR                               DISTRIBUTOR
                                               ----------------------------------------------------------------------------------
                                                    1996          1995          1994          1996          1995          1994
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                       $   50,016    $   61,948     $ 352,000     $     143     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund                     $    1,208    $    1,495     $       0     $       6     $     762     $       0
---------------------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund                     $    1,386    $    8,271     $   1,000     $      14     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
Tennessee Tax-Exempt Bond Fund                   $      515    $        0     $       0     $       0     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                             $    1,204    $        0     $   6,000     $       0     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund            $   12,005    $   13,613     $  61,000     $      30     $   2,133     $       0
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                  $    7,279    $    4,006         *         $       0     $       0         *
---------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund         $    2,641    $    4,241     $   3,000     $       9     $       0     $       0
---------------------------------------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage Securities Fund    $    4,067    $    1,541         *         $      50     $     100         *
---------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund                              $  258,267    $  373,314     $ 974,000     $     243     $   2,078     $   1,000
---------------------------------------------------------------------------------------------------------------------------------
Sunbelt Equity Fund                              $   46,854    $  135,566     $ 159,000     $      61     $   1,981     $       0
---------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund                          $  306,061    $  406,633     $ 583,000      $  3,104     $   3,774     $       0
---------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                        $   29,032         *             *         $      85         *             *
---------------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund                  $   19,058    $   59,784         *         $      50     $   1,620         *
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                              $   91,344    $   63,337     $  24,000     $     197     $     858     $       0
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                                        B-21


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                             AGGREGATE SALES
                                                            CHARGE PAYABLE TO                        AMOUNT RETAINED BY
              FUND                                             DISTRIBUTOR                               DISTRIBUTOR
                                               -----------------------------------------------------------------------------------
                                                    1996          1995          1994          1996          1995          1994
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                    $   16,540    $   37,732     $  31,000     $      22     $       0     $       0

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------



*    Not in operation during the period.

For the fiscal years ended May 31, 1996 and 1995, the aggregate sales charges payable to the Distributor with respect to the Flex Shares of the Funds were as follows:


-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
                                            AGGREGATE SALES CHARGE     AMOUNT RETAINED BY
              FUND                          PAYABLE TO DISTRIBUTOR       DISTRIBUTOR
                                                     1996                  1996
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Investment Grade Bond Fund                         $  4,329                $  0
-----------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund                       $  2,896                $  0
-----------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund                       $    153                $  0
-----------------------------------------------------------------------------------------
Tennessee Tax-Exempt Bond Fund                     $  1,008                $  0
-----------------------------------------------------------------------------------------
Short-Term Bond Fund                               $    344                $  0
-----------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund              $  2,782                $  0
-----------------------------------------------------------------------------------------
U.S. Government Securities Fund                    $  1,067                $  0
-----------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund           $  3,687                $  0
-----------------------------------------------------------------------------------------
Limited-Term Federal Mortgage Securities Fund      $  1,442                $  0
-----------------------------------------------------------------------------------------
Capital Growth Fund                                $  6,283                $  0
-----------------------------------------------------------------------------------------
Sunbelt Equity Fund                                $    324                $  0
-----------------------------------------------------------------------------------------
Value Income Stock Fund                            $ 10,574                $  0
-----------------------------------------------------------------------------------------
International Equity Fund                          $     60                $  0
-----------------------------------------------------------------------------------------
International Equity Index Fund                    $    392                $  0
-----------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                $  5,222                $  0
-----------------------------------------------------------------------------------------
Balanced Fund                                      $    713                $  0
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

*    Not in operation during the period.

INVESTOR SHARES AND FLEX SHARES DISTRIBUTION PLANS

The Distribution Agreement and the Investor Plan adopted by the Trust provide that Investor Shares of the Fund will pay the Distributor fees of up to the following respective levels: .20% of the average daily net assets of the Prime Quality Money Market Fund; .17% of the average daily net assets of the U.S. Government Securities Money Market Fund; .15% of the average daily net assets of the Tax-Exempt Money Market Fund; .18% of the average daily net assets of the Short-Term U.S. Treasury Securities Fund; .23% of the average daily net assets of the Short-Term Bond Fund; .43% of the average daily net assets of the Investment Grade Bond Fund; .43% of the average daily net assets of the Investment Grade Tax-Exempt Bond Fund; .68% of the average daily net assets of the Capital Growth Fund; .33% of the average daily net assets of the Value Income Stock Fund; .43% of the average daily net assets of the Mid-Cap Equity Fund; .43% of the average daily net assets of the Sunbelt Equity Fund; .28% of the average daily net assets of the Balanced Fund; .18% of the average daily net assets of the Florida Tax-Exempt Bond Fund; .18% of the average daily net assets of the Georgia Tax-Exempt Bond Fund; .18% of the average daily net assets of the Tennessee Tax-Exempt Bond Fund; .38% of the average daily net assets of the U.S. Government Securities Fund; .38% of the average daily net assets of the International Equity Index Fund; .33% of the average daily net assets of the International Equity Fund; and .23% of the average daily net assets of the Limited-Term Federal Mortgage Securities Fund.

The Distribution Agreement and the Flex Plan adopted by the Trust provide that each Flex Shares Fund will pay the Distributor a fee of up to .75% of the average daily net assets of that Fund. The Distributor can use these fees to compensate broker-dealers and service providers, including SunTrust and its affiliates, which provide administrative and/or distribution services to Investor Shares or Flex Shares Shareholders or their customers who beneficially own Investor Shares or Flex Shares. In addition, Flex Shares are subject to a service fee of up to .25% of the average daily net assets of the Flex Shares of each Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding Shareholder communications from the Trust (such as proxies, Shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted the Investor Plan and the Flex Plan in each case in accordance with the provisions of Rule 12b-1 under the 1940 Act, which Rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.
Continuance of the Investor Plan and the Flex Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Qualified Trustees. The Investor Plan and the Flex Plan require that quarterly written reports of amounts spent under the Investor Plan and the Flex Plan, respectively, and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Investor Plan and the Flex Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

There is no sales charge on purchases of Flex Shares, but Flex Shares are subject to a contingent deferred sales charge if they are redeemed within one year of purchase. Pursuant to the Distribution Agreement and the Flex Plan, Flex Shares are subject to an ongoing distribution and service fee calculated on each of the Bond Funds', State Tax-Exempt Bond Funds', Equity Funds' and Balanced Fund's aggregate average daily net assets attributable to its Flex Shares.

For the fiscal years ended May 31, 1996, 1995, and 1994, the Funds paid the following amounts pursuant to the Investor Plan:

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                                                    DISTRIBUTION FEES
                                                                        AMOUNT PAID
                                                  -------------------------------------------------
             FUND                                    1996                1995                1994
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
 Investment Grade Bond Fund                      $  78,963           $  54,455           $ 102,671
---------------------------------------------------------------------------------------------------
 Georgia Tax-Exempt Bond Fund                    $   5,001           $   1,548           $   1,256
---------------------------------------------------------------------------------------------------
 Florida Tax-Exempt Bond Fund                    $   6,021           $   1,471           $     765
---------------------------------------------------------------------------------------------------
 Tennessee Tax-Exempt Bond Fund                  $   1,266           $   1,347           $     277
---------------------------------------------------------------------------------------------------


                                                                    B-24

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                                                    DISTRIBUTION FEES
                                                                       AMOUNT PAID
                                                  -------------------------------------------------
             FUND                                    1996                1995                1994
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
 Short-Term Bond Fund                            $   5,067           $   2,141           $   3,297
---------------------------------------------------------------------------------------------------
 Investment Grade Tax-Exempt Bond Fund           $ 113,467           $ 107,645           $ 110,695
 ---------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                  $   4,218           $     386                   *
---------------------------------------------------------------------------------------------------
 Short-Term U.S. Treasury Securities Fund        $   8,499           $   5,291           $   9,246
---------------------------------------------------------------------------------------------------
 Limited-Term Federal Mortgage Securities Fund   $   2,360           $     241                   *
---------------------------------------------------------------------------------------------------
 Prime Quality Money Market Fund                 $ 273,316           $ 179,128           $ 207,428
---------------------------------------------------------------------------------------------------
 U.S. Government Securities Money Market Fund    $  44,107           $  16,661           $  43,328
---------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market Fund                    $  80,845           $  44,182           $  56,471
---------------------------------------------------------------------------------------------------
 Capital Growth Fund                             $ 912,685           $ 806,373           $ 847,998
---------------------------------------------------------------------------------------------------
 Sunbelt Equity Fund                             $  99,366           $  49,826           $  14,508
---------------------------------------------------------------------------------------------------
 Value Income Stock Fund                         $ 304,282           $ 217,152           $ 136,086
---------------------------------------------------------------------------------------------------
 International Equity Fund                       $       0                   *                   *
---------------------------------------------------------------------------------------------------
 International Equity Index Fund                 $     369           $   1,649                   *
---------------------------------------------------------------------------------------------------
 Mid-Cap Equity Fund                             $  51,485          $    8,123           $   2,150
---------------------------------------------------------------------------------------------------
 Balanced Fund                                   $  10,808          $    3,233           $   1,220
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------



*Not in operation during the period.


For the fiscal years ended May 31, 1996, the Funds paid the following amounts pursuant to the Flex Plan:


-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                                           DISTRIBUTION FEES
                                                              AMOUNT PAID
                                                  ---------------------------
              FUND                                              1996
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 Investment Grade Bond Fund                                   $  9,277
-----------------------------------------------------------------------------
 Georgia Tax-Exempt Bond Fund                                 $  7,409
-----------------------------------------------------------------------------
 Florida Tax-Exempt Bond Fund                                 $  2,675
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                                           DISTRIBUTION FEES
                                                              AMOUNT PAID
                                                  ---------------------------
              FUND                                              1996
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 Tennessee Tax-Exempt Bond Fund                               $  7,238
-----------------------------------------------------------------------------
 Short-Term Bond Fund                                         $      0
-----------------------------------------------------------------------------
 Investment Grade Tax-Exempt Bond Fund                        $ 21,786
-----------------------------------------------------------------------------
 U.S. Government Securities Fund                              $  4,460
-----------------------------------------------------------------------------
 Short-Term U.S. Treasury Securities Fund                     $    321
-----------------------------------------------------------------------------
 Limited-Term Federal Mortgage Securities Fund                $    169
-----------------------------------------------------------------------------
 Capital Growth Fund                                          $ 37,344
-----------------------------------------------------------------------------
 Sunbelt Equity Fund                                          $  1,560
-----------------------------------------------------------------------------
 Value Income Stock Fund                                      $ 99,703
-----------------------------------------------------------------------------
 International Equity Fund                                    $      0
-----------------------------------------------------------------------------
 International Equity Index Fund                              $    580
-----------------------------------------------------------------------------
 Mid-Cap Equity Fund                                          $ 10,115
-----------------------------------------------------------------------------
Balanced Fund                                                 $  6,985
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

*Not in operation during the period.


TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their dates of birth and their principal occupations for the last five years are set forth below. Unless otherwise noted, the principal business address for each officer listed below is 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

DANIEL S. GOODRUM (7/11/26) - Trustee - 48 Cayuga Road, Fort Lauderdale, Florida 33308. Chairman & CEO, SunBank/South Florida, N.A., 1985-1991; Chairman, Audit Committee and Director, Holy Cross Hospital; Executive Committee Member and Director, Honda Classic Foundation; Director, Broward Community College Foundation.

WILTON LOONEY (4/18/19) - Trustee - 2999 Circle 75 Parkway, Atlanta, Georgia 30339. President of Genuine Parts Company, 1961-1964; Chairman of the Board, 1964-1990; Honorary Chairman of the Board, 1990 to present. Director, Rollins, Inc.; Director, RPC Energy Services, Inc.

Honorary Chairman of the Board, 1990 to present, Director, Rollins, Inc.; Director, RPC Energy Services, Inc.

CHAMPNEY A. MCNAIR (10/30/24) - Trustee - 1405 Trust Co. of Georgia Building, Atlanta, Georgia 30303. Director and Chairman of Investment Committee and member of Executive Committee, Cotton States Life and Health Insurance Company; Director and Chairman of Investment Committee and member of Executive Committee, Cotton States Mutual Insurance Company; Chairman, Trust Company of Georgia Advisory Council.

F. WENDELL GOOCH (12/3/32) - Trustee - P.O. Box 190, Paoli, Indiana 47454. President, Orange County Publishing Co., Inc., since October 1981. Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican since January 1981, President, H & W Distribution, Inc. since July 1984. Current Trustee on the Board of Trustees for the SEI Family of Funds and The Capitol Mutual Funds. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981.

T. GORDY GERMANY (11/28/25) -Trustee - 17 Windy Point, Alexander City, Alabama 35010. Retired President, Chairman, and CEO of Crawford & Company; held these positions, 1973-1987. Member of the Board of Directors, 1970-1990, joined company in 1948; spent entire career at Crawford, currently serves on Boards of Norrell Corporation and Mercy Health Services, the latter being the holding company of St. Joseph's Hospitals.

DR. BERNARD F. SLIGER (9/30/24) - Trustee - Florida State University, The Gus A. Stavros Center, 250 South Woodward Avenue, Tallahassee, Florida 32306-4035. Currently on sabbatical leave from Florida State University (1991-92); now serves as visiting professor at the University of New Orleans. President of Florida State University, 1976-91; previous four years EVP and Chief Academic Officer. During educational career, taught at Florida State, Michigan State, Louisiana State and Southern University. Spent 19 years as faculty member and administrator at Louisiana State University and served as Head of Economics Department, member and Chairman of the Graduate Council, Dean of Academic Affairs and Vice Chancellor. Member of Board of Directors of Federal Reserve Bank of Atlanta, 1983-1988.

JESSE HALL (9/26/29) - Trustee* - 988 Winall Down Road, NE, Atlanta, Georgia 30318. Executive Vice President, SunTrust Banks, Inc., 1985-1994; Director of Crawford & Company since 1979; Member, Atlanta Estate Planning Council, 1988-1993.

DAVID G. LEE (4/16/52) - President, Chief Executive Officer - Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor (1991-1993). President, GW Sierra Trust Funds before 1991.

STEPHEN G. MEYER (7/12/65) - Controller, Chief Financial Officer - Vice President & Controller of SEI Corporation since 1994. Director, Internal Audit and Risk Management, SEI Corporation, 1992-1994. Senior Associate, Coopers & Lybrand, 1990-1992. Internal Audit, Vanguard Group of Investment Prior to 1992.

RICHARD W. GRANT (10/25/45) - Secretary - 2000 One Logan Square, Philadelphia, Pennsylvania 19103. Partner, Morgan, Lewis & Bockius LLP (law firm). Counsel to the Trust, Administrator and Distributor.

SANDRA K. ORLOW (10/18/53) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since 1983.

KEVIN P. ROBINS (4/15/61) - Vice President, Assistant Secretary - Senior Vice President & General Counsel of SEI, the Administrator and the Distributor since 1994. Vice President of SEI, the Administrator and the Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.

KATHRYN L. STANTON (11/19/58) - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

JOSEPH M. LYDON (9/27/59) - Vice President - Director of Business Administration of Fund Resources, SEI Coporation since 1995. Vice President of Fund Group and Vice President of the Adviser, Dreman Value Management and President of Dremen Financial Services, Inc. prior to 1995.

TODD CIPPERMAN (2/14/66) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

BARBARA NUGENT (6/18/56) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI Corporation, the Distributor and Administrator, Associate, Drinker Biddle & Reath (law firm), 1994-1996. Assistant Vice President/Administration, Delaware Service Company, Inc., 1981-1994.

MARC H. CAHN (6/19/57) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI Corporation, the Distributor and Administrator, Associate General Counsel, Barclays Bank PLC., 1995-1996. Counsel for First Fidelity Bancorporation prior to 1995.

JOHN H. GRADY, JR. (6/1/61) - Assistant Secretary - 1800 M Street, N.W. Washington, DC 20036. Partner, Morgan, Lewis & Bockius LLP (law firm) since 1995. Associate, Morgan, Lewis & Bockius LLP, 1993-1995. Associate, Ropes & Gray (law firm), 1988-1993.

-----------------
* Jesse S. Hall may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

The Trustees and officers of the Trust own, in the aggregate, less than 1% of the outstanding shares of the Trust.

For the fiscal year end May 31, 1996, the Trust paid the following amounts to Trustees and Officers of the Trust:

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                      Aggregate         Pension or                                  Total Compensation
                                    Compensation        Retirement                                 from Registrant and
                                   From Registrant       Benefits        Estimated Annual          Fund Complex Paid to
      Name of Person               for Fiscal Year    Accrued as Part     Benefits Upon            Directors for Fiscal
        Position                     Ended 1996          of Fund           Retirement                Year Ended 1996
                                                         Expenses
---------------------------------------------------------------------------------------------------------------------------
Daniel S. Goodrum, Trustee             $13,500             N/A                 N/A                 $13,500 for service on
                                                                                                   two boards
---------------------------------------------------------------------------------------------------------------------------
Wilton Looney, Trustee                 $16,000             N/A                 N/A                 $16,000 for service on
                                                                                                   two boards
---------------------------------------------------------------------------------------------------------------------------
Champney A. McNair, Trustee            $13,500             N/A                 N/A                 $13,500 for service on
                                                                                                   two boards
---------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch, Trustee              $13,500             N/A                 N/A                 $13,500 for service on
                                                                                                   two boards
---------------------------------------------------------------------------------------------------------------------------
T. Gordy Germany, Trustee              $13,500             N/A                 N/A                 $13,500 for service on
                                                                                                   two boards
---------------------------------------------------------------------------------------------------------------------------
Dr. Bernard F. Sliger, Trustee         $13,500             N/A                 N/A                 $13,500 for service on
                                                                                                   two boards
---------------------------------------------------------------------------------------------------------------------------
Jesse S. Hall, Trustee                 $13,500             N/A                 N/A                 $13,500 for service on
                                                                                                   two boards
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


COMPUTATION OF YIELD

The current yield of the Money Market Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = [Base Period Return + 1) 365/7] - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

For the 7-day period ended May 31, 1996, the Money Market Funds' current effective and tax-equivalent yields were as follows:



-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                                              7-DAY          7-DAY
                                                             7-DAY        TAX-EQUIVALENT       TAX-
        FUND                   CLASS        7-DAY YIELD    EFFECTIVE          YIELD        EQUIVALENT
                                                             YIELD                           EFFECTIVE
                                                                                           YIELD
-------------------------------------------------------------------------------------------------------
Prime Quality Money          Investor           4.63%         4.74%           N/A              N/A
                              -------------------------------------------------------------------------
Money Market fund            Trust              4.80%         4.92%           N/A              N/A
-------------------------------------------------------------------------------------------------------
U.S. Government              Investor           4.45%         4.55%           N/A              N/A
Securities Money              -------------------------------------------------------------------------
Market Fund                  Trust              4.59%         4.70%           N/A              N/A
-------------------------------------------------------------------------------------------------------
Tax-Exempt Money             Investor           3.03%         3.08%          5.02%            5.10%
                              -------------------------------------------------------------------------
Market Fund                  Trust              3.15%         3.20%          5.22%            5.30%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------



The yields of these Funds fluctuate, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Yields are one basis upon which investors may compare the Funds with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The Tax-Exempt Money Market and Tax-Exempt Bond Fund's "tax equivalent yield" is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Shareholder. Tax-exempt yield is calculated according to the same formula except that a = interest exempt from federal income tax earned during the period. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:

    TAX-EQUIVALENT YIELD  =  (   E    ) + t
                              -------
                               1-P
         E = tax-exempt yield
         p = stated income tax rate
         t = taxable yield

Tax equivalent yields assume the payment of federal income taxes at a rate of 39.6% and, for the Georgia Tax-Exempt Bond Fund, Georgia income taxes at a rate of 6.0% and, for the Tennessee Tax-Exempt Bond Fund, Tennessee income taxes at a rate of 6.0%.

For the 30-day period ended May 31, 1996, the Tax-Equivalent yield for the Trust Shares were as follows: for the Investment Grade Tax-Exempt Bond Fund - 6.5%, Georgia Tax-Exempt Bond Fund - 8.40%, Florida Tax-Exempt Bond Fund - 7.68% and Tennessee Tax-Exempt Bond Fund - 8.62%.

For the 30-day period ended May 31, 1996, the Tax-Equivalent Yields for the Investor Shares of the Tax-Exempt Funds were as follows: for the Investment Grade Tax-Exempt Bond Fund - 5.68%, Georgia Tax-Exempt Bond Fund -7.78%, Florida Tax-Exempt Bond Fund - 7.05% and Tennessee Tax-Exempt Bond Fund - 7.92%.

For the 30-day period ended May 31, 1996, the Tax-Equivalent Yields for the Flex Shares of the Tax-Exempt Funds were as follows: for the Investment Grade Tax-Exempt Bond Fund - 5.12%, Georgia Tax-Exempt Bond Fund - 7.11%, Florida Tax-Exempt Bond Fund - 6.54% and Tennessee Tax-Exempt Bond Fund - 7.32%.

The Bond, Short-Term U.S. Treasury, Tax-Exempt Bond and Equity Funds may advertise a 30-day yield. In particular, yield will be calculated according to the following formula:

Yield = (2 (a-b/cd + 1)6 - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended May 31, 1996, yields on the Funds other than the Money Market Funds were as follows:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             FUND                           CLASS             YIELD
-------------------------------------------------------------------------------
Investment Grade Bond Fund             Investor Class       5.47%
                                        ---------------------------------------
                                       Trust Class          6.09%
                                        ---------------------------------------
                                       Flex Shares          5.23%
-------------------------------------------------------------------------------
Short-Term U.S. Treasury               Investor Class       5.21%
                                        ---------------------------------------
Securities Fund                        Trust Class          5.42%
                                        ---------------------------------------
                                       Flex Shares          5.02%
-------------------------------------------------------------------------------
Short-Term Bond Fund                   Investor Class       5.42%
                                        ---------------------------------------
                                       Trust Class          5.73%
                                        ---------------------------------------
                                       Flex Shares          5.18%
-------------------------------------------------------------------------------
U.S. Government Securities             Investor Class       5.59%
                                        ---------------------------------------
Fund                                   Trust Class          6.14%
                                        ---------------------------------------
                                       Flex Shares          5.25%
-------------------------------------------------------------------------------
Limited-Term Federal Mortgage          Investor Class       5.45%
                                        ---------------------------------------
 Securities Fund                       Trust Class          5.78%
                                        ---------------------------------------
                                       Flex Shares          5.24%
-------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund           Investor Class       4.26%
                                        ---------------------------------------
                                       Trust Class          4.64%
                                        ---------------------------------------
                                       Flex Shares          3.95%
-------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund           Investor Class       4.23%
                                        ---------------------------------------
                                       Trust Class          4.57%
                                        ---------------------------------------
                                       Flex Shares          3.87%
-------------------------------------------------------------------------------
Tennessee Tax-Exempt Bond              Investor Class       4.31%
                                        ---------------------------------------
Fund                                   Trust Class          4.69%
                                        ---------------------------------------
                                       Flex Shares          3.98%
-------------------------------------------------------------------------------
Capital Growth Fund                    Investor Class          0%
                                        ---------------------------------------
                                       Trust Class           .53%
                                        ---------------------------------------
                                       Flex Shares             0%
-------------------------------------------------------------------------------
Value Income Stock Fund                Investor Class       1.87%
                                        ---------------------------------------
                                       Trust Class          2.28%
                                        ---------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             FUND                           CLASS             YIELD
                                        ---------------------------------------
                                       Flex Shares          1.25%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             FUND                           CLASS             YIELD
-------------------------------------------------------------------------------
Mid-Cap Equity Fund                    Investor Class        .21%
                                        ---------------------------------------
                                       Trust Class           .66%
                                        ---------------------------------------
                                       Flex Shares             0%
-------------------------------------------------------------------------------
Balanced Fund                          Investor Class       2.43%
                                        ---------------------------------------
                                       Trust Class          2.81%
                                        ---------------------------------------
                                       Flex Shares          1.79%
-------------------------------------------------------------------------------
Sunbelt Equity Fund                    Investor Class          0%
                                        ---------------------------------------
                                       Trust Class             0%
                                        ---------------------------------------
                                       Flex Shares             0%
-------------------------------------------------------------------------------
International Equity Fund              Investor Class        N/A
                                        ---------------------------------------
                                       Trust Class           N/A
                                        ---------------------------------------
                                       Flex Shares           N/A
-------------------------------------------------------------------------------
International Equity Index Fund        Investor Class        N/A
                                        ---------------------------------------
                                       Trust Class           N/A
                                        ---------------------------------------
                                       Flex Shares           N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


*Not in operation during the period.


CALCULATION OF TOTAL RETURN

From time to time, the Bond, Short-Term U.S. Treasury, Tax-Exempt Bond, Balanced and Equity Funds may advertise total return. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where
P = a hypothetical initial payment of $1,000; T = average annual total return;
n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

From time to time, the Trust may include the names of clients of the Advisors in advertisements and/or sales literature for the Trust. The SEI Funds Evaluation database tracks the total return of numerous tax-exempt pension accounts. The range of returns in these accounts determines the percentile rankings. SunTrust Bank's investment advisory affiliates, STI Capital Management, N.A. and Trusco Capital Management, have been in the top 1% of the SEI Funds Evaluation database for equity managers over the past ten years. SEI's database includes research data on over 1,000 investment managers responsible for over $450 billion in assets.

Based on the foregoing, the average annual total returns for the Funds from inception through May 31, 1996 and for the one year period ended May 31, 1996 were as follows:

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                                                    ----------------------------
               FUND                                   CLASS                          ONE YEAR         SINCE
                                                                                                    INCEPTION
----------------------------------------------------------------------------------------------------------------
 Prime Quality Money Market Fund                      Investor(1)                        5.08%          3.79%
                                                      ----------------------------------------------------------
                                                      Trust(1)                           5.25%          3.96%
----------------------------------------------------------------------------------------------------------------
 U.S. Government Securities Money                     Investor(1)                        4.99%          3.70%
                                                      ----------------------------------------------------------
 Market Fund                                          Trust(1)                           5.14%          3.84%
----------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Market Fund                         Investor(1)                        3.16%          2.53%
                                                      ----------------------------------------------------------
                                                      Trust(1)                           3.28%          2.65%
----------------------------------------------------------------------------------------------------------------
 Investment Grade Bond Fund                           Investor--Offering Price(2)       (.38)%          4.81%
                                                      ----------------------------------------------------------
                                                      Investor--Net Asset Value(2)       3.50%          5.82%
                                                      ----------------------------------------------------------
                                                      Trust(3)                           4.02%          6.07%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(25)           N/A             .51%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(25)          N/A            2.50%
----------------------------------------------------------------------------------------------------------------
 Investment Grade Tax-Exempt Bond                     Investor--Offering Price(4)        1.45%          7.05%
                                                      ----------------------------------------------------------
 Fund                                                 Investor--Net Asset Value(4)       5.40%          8.08%
                                                      ----------------------------------------------------------
                                                      Trust(5)                           5.82%          5.63%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(26)           N/A            2.95%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(26)          N/A            4.91%
----------------------------------------------------------------------------------------------------------------
 Short-Term U.S. Treasury Securities                  Investor--Offering Price(6)        3.58%          3.70%
                                                      ----------------------------------------------------------
 Fund                                                 Investor--Net Asset Value(6)       4.52%          4.03%
                                                      ----------------------------------------------------------
                                                      Trust(7)                           4.73%          4.19%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(27)           N/A            1.64%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(27)          N/A            3.74%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


                                                                    B-35



----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                                    ----------------------------
               FUND                                   CLASS                          ONE YEAR        SINCE
                                                                                                   INCEPTION
----------------------------------------------------------------------------------------------------------------
 Short-Term Bond Fund                                 Investor--Offering Price(8)        2.19%          3.62%
                                                      ----------------------------------------------------------
                                                      Investor--Net Asset Value(8)       4.23%          4.30%
                                                      ----------------------------------------------------------
                                                      Trust(7)                           4.45%          4.66%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(28)           N/A            1.65%
                                                      ----------------------------------------------------------
                                                      Flex-Net Asset Value(28)           N/A            3.73%
----------------------------------------------------------------------------------------------------------------
 U.S. Government Securities Fund                      Investor--Offering Price(20)     (1.38)%          3.52%
                                                      ----------------------------------------------------------
                                                      Investor--Net Asset Value(20)      2.47%          5.54%
                                                      ----------------------------------------------------------
                                                      Trust(21)                          2.77%          6.21%
                                                      ----------------------------------------------------------
                                                      Flex-Offering Price(25)             N/A          (.54)%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(25)           N/A           1.42%
----------------------------------------------------------------------------------------------------------------
 Limited-Term Federal Mortgage Fund                   Investor--Offering Price(22)       1.97%          4.99%
                                                      ----------------------------------------------------------
                                                      Investor--Net Asset Value(22)      4.59%          6.45%
                                                      ----------------------------------------------------------
                                                      Trust(23)                          4.84%          6.21%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(25)            N/A           2.09%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(25)           N/A           4.10%
----------------------------------------------------------------------------------------------------------------
 Florida Tax-Exempt Bond Fund                         Investor--Offering Price(9)       (.16)%          3.13%
                                                      ----------------------------------------------------------
                                                      Investor--Net Asset Value(9)       3.76%          4.82%
                                                      ----------------------------------------------------------
                                                      Trust(10)                          3.87%          5.01%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(26)            N/A           1.29%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(26)           N/A           3.27%
----------------------------------------------------------------------------------------------------------------
 Georgia Tax-Exempt Bond Fund                         Investor--Offering Price(11)      (.24)%           .81%
                                                      ----------------------------------------------------------
                                                      Investor--Net Asset Value(11)      3.69%          2.46%
                                                      ----------------------------------------------------------
                                                      Trust(9)                           3.89%          2.57%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(31)            N/A            .26%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(31)           N/A           2.26%
----------------------------------------------------------------------------------------------------------------

                                                                    B-36


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                                    ----------------------------
               FUND                                   CLASS                          ONE YEAR        SINCE
                                                                                                   INCEPTION
----------------------------------------------------------------------------------------------------------------
 Tennessee Tax-Exempt Bond Fund                       Investor--Offering Price(11)      (.58)%           .30%
                                                      ----------------------------------------------------------
                                                      Investor--Net Asset Value(11)      3.28%          1.94%
                                                      ----------------------------------------------------------
                                                      Trust(12)                          3.43%          1.94%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(29)            N/A            .00%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(29)           N/A           1.98%
----------------------------------------------------------------------------------------------------------------
 Capital Growth Fund                                  Investor--Offering Price(4)       23.41%         12.87%
                                                      ----------------------------------------------------------
                                                      Investor--Net Asset Value(4)      28.18%         13.96%
                                                      ----------------------------------------------------------
                                                      Trust(13)                         28.97%         13.86%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(26)            N/A          25.55%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(26)           N/A          27.56%
----------------------------------------------------------------------------------------------------------------
 Value Income Stock Fund                              Investor--Offering Price(14)      22.62%         17.08%
                                                      ----------------------------------------------------------
                                                      Investor--Net Asset Value(14)     27.39%         18.46%
                                                      ----------------------------------------------------------
                                                      Trust(15)                         27.91%         17.89%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(26)            N/A          24.52%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(26)           N/A          26.60%
----------------------------------------------------------------------------------------------------------------
 Mid-Cap Equity Fund                                  Investor--Offering Price(16)      20.23%         12.84%
                                                      ----------------------------------------------------------
                                                      Investor--Net Asset Value(16)     24.93%         14.71%
                                                      ----------------------------------------------------------
                                                      Trust(17)                         25.54%         15.35%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(29)            N/A          21.00%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(29)           N/A          23.03%
----------------------------------------------------------------------------------------------------------------
 Balanced Fund                                        Investor--Offering Price(18)      12.51%          7.60%
                                                      ----------------------------------------------------------
                                                      Investor--Net Asset Value(18)     16.88%          9.32%
                                                      ----------------------------------------------------------
                                                      Trust(19)                         17.26%          9.80%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(30)            N/A          13.58%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(30)           N/A          15.67%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


                                                                    B-37



----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                                    ----------------------------
               FUND                                   CLASS                          ONE YEAR        SINCE
                                                                                                   INCEPTION
----------------------------------------------------------------------------------------------------------------
 Sunbelt Equity Fund                                  Investor--Offering Price(18)      37.21%         14.06%
                                                      ----------------------------------------------------------
                                                      Investor--Net Asset Value(18)     42.58%         15.89%
                                                      ----------------------------------------------------------
                                                      Trust(19)                         43.19%         16.44%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(29)            N/A          37.90%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(29)           N/A          39.93%
----------------------------------------------------------------------------------------------------------------
 International Equity Fund                            Investor--Offering Price(32)        N/A          12.31%
                                                      ----------------------------------------------------------
                                                      Investor--Net Asset Value(32)       N/A          23.34%
                                                      ----------------------------------------------------------
                                                      Trust(33)                           N/A          30.05%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(32)            N/A          17.65%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(32)           N/A          23.08%
----------------------------------------------------------------------------------------------------------------
 International Equity Index Fund                      Investor--Offering Price(24)                      4.79%3.52%
                                                      ----------------------------------------------------------
                                                      Investor--Net Asset Value(24)                     8.90%5.53%
                                                      ----------------------------------------------------------
                                                      Trust(24)                          9.29%          5.99%
                                                      ----------------------------------------------------------
                                                      Flex--Offering Price(34)            N/A           6.26%
                                                      ----------------------------------------------------------
                                                      Flex--Net Asset Value(34)           N/A           8.31%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


(1)  Commenced operations 6/8/92       (11)  Commenced operations 1/19/94      (21)  Commenced operations 7/31/94
(2)  Commenced operations 6/11/92      (12)  Commenced operations 1/27/94      (22)  Commenced operations 7/17/94
(3)  Commenced operations 7/16/92      (13)  Commenced operations 7/1/92       (23)  Commenced operations 6/7/94
(4)  Commenced operations 6/9/92       (14)  Commenced operations 2/17/93      (24)  Commenced operations 6/6/94
(5)  Commenced operations 10/21/93     (15)  Commenced operations 2/12/93      (25)  Commenced operations 6/2/95
(6)  Commenced operations 3/18/93      (16)  Commenced operations 2/1/94       (26)  Commenced operations 6/2/95
(7)  Commenced operations 3/15/93      (17)  Commenced operations 2/2/94       (27)  Commenced operations 6/23/95
(8)  Commenced operations 3/22/93      (18)  Commenced operations 1/4/94       (28)  Commenced operations 6/21/95
(9)  Commenced operations 1/18/94      (19)  Commenced operations 1/3/94       (29)  Commenced operations 6/6/95
(10) Commenced operations 1/25/94      (20)  Commenced operations 6/9/94       (30)  Commenced operations 6/15/95
                                                                               (31)  Commenced operations 6/7/95
                                                                               (32)  Commenced operations 1/2/96
                                                                               (33)  Commenced operations 12/1/95
                                                                               (34)  Commenced operations 6/8/95


*Not in operation during period.

Flex Shares of the Trust commenced operations after May 31, 1995.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Currently, the NYSE is closed on the days the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of
redemptions.   A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, an Advisor, the Administrator and/or, the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Money Market Funds is calculated daily by the Administrator by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in a Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of a Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds.

Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each Shareholder's account and to offset each Shareholder's pro rata portion of such loss or liability from the Shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

The securities of the Bond, Short-Term U.S. Treasury Securities and Equity Funds are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Although the methodology and procedures are identical, the net asset value per share of Trust Shares, Flex Shares and Investor Shares of the Bond, Short-Term U.S. Treasury Securities and Equity Funds may differ because of variations in the distribution and service fees and transfer agent fees charged to Investor Shares.

TAXES

FEDERAL INCOME TAX

In order to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund must distribute annually to its Shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) a Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RIC's and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RIC's) of any one issuer, or of two or more issuers engaged in same or similar businesses if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

As noted in the Prospectus, the Tax-Exempt Money Market Fund, the Investment Grade Tax-Exempt Bond Fund, and the State Tax-Exempt Bond Funds intend to pay exempt-interest dividends. Exempt-interest dividends are excludable from a Shareholder's gross income for regular federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Alternative Minimum Tax is imposed at the rate of 26% (with a maximum rate of 28%) in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate Shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

Any gain or loss recognized on a sale or redemption of Shares of a Fund by a Shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be generally treated as a short-term capital gain or loss. Any loss recognized by a Shareholder upon the sale or redemption of shares of a tax-free Fund held for six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares. If shares on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

Interest on indebtedness incurred by Shareholders to purchase or carry shares of a tax-free Fund will not be deductible for federal income tax purposes to the extent that the Fund distributes exempt interest dividends during the taxable year. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Certain foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% (up to 50% for years prior to 1994) of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

A tax-free Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. Such entities or persons should consult their tax advisors before purchasing shares of a tax-free Fund.

Issuers of bonds purchased by a tax-free fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to Shareholders and the ownership of shares may be subject to state and local taxes.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If the International Equity Index and International Equity Funds meet the Distribution Requirement and if more than 50% of the value of such Funds' total assets at the close of its taxable year consists of securities of foreign corporations, the Funds will be eligible to, and will, file an election with the Internal Revenue Service that will enable Shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Funds. Pursuant to the election, each Fund will treat those taxes as dividends paid to its Shareholders. Each Shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the Shareholder had paid the foreign tax directly. The Shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the Shareholders' federal income tax. If the International Equity Index and International Equity Funds make the election, such Fund will report annually to its Shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

The International Equity Index and International Equity Funds' transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by Funds (I.E., may effect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also may require the Funds to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in the books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies
established by the Trustees,   an Advisor is responsible for placing the orders
to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While an Advisor generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, an Advisor will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry.
In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the funds and accounts under management by an Advisor, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by an Advisor in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act") higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

An Advisor may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of each Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of an Advisor, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of an Advisor is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of an Advisor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other renumeration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker-dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor, and will review these procedures periodically.

For the fiscal year ended May 31, 1996, the Funds paid the following brokerage commissions .50 with respect to portfolio transactions:

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                     TOTAL $ AMOUNT                              TOTAL $
                                       OF BROKERED           TOTAL $            AMOUNT OF                           TOTAL $
                 TOTAL $ AMOUNT       TRANSACTIONS          AMOUNT OF           BROKERAGE            TOTAL $       AMOUNT OF
                       OF                THROUGH            BROKERAGE          COMMISSIONS          AMOUNT OF      BROKERAGE
                    BROKERED         AFFILIATES FOR        COMMISSIONS           PAID TO            BROKERAGE     COMMISSIONS
                  TRANSACTIONS         FYE 5/3/96          PAID IN FYE        AFFILIATES IN       TRANSACTIONS     PAID FOR
  PORTFOLIO      FOR FYE 5/3/96                              5/3/96            FYE 5/31/96        FOR RESEARCH     RESEARCH
-----------------------------------------------------------------------------------------------------------------------------
Prime Quality
Money Market    $18,165,470,547       $8,173,145,355          $     0            $108,992             $     0        $     0
Fund

U.S.
Government
Securities
Money Market
Fund            $ 6,938,095,040       $5,584,646,677          $     0            $173,038             $     0        $     0

Tax-Exempt
Money Market
Fund            $ 1,394,861,574       $            0          $     0            $      0             $     0        $     0

Investment
Grade Bond
Fund            $ 3,917,308,841       $1,597,915,449          $     0            $ 18,536             $     0        $     0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                     TOTAL $ AMOUNT                              TOTAL $
                                       OF BROKERED           TOTAL $            AMOUNT OF                           TOTAL $
                 TOTAL $ AMOUNT       TRANSACTIONS          AMOUNT OF           BROKERAGE            TOTAL $       AMOUNT OF
                       OF                THROUGH            BROKERAGE          COMMISSIONS          AMOUNT OF      BROKERAGE
                    BROKERED         AFFILIATES FOR        COMMISSIONS           PAID TO            BROKERAGE     COMMISSIONS
                  TRANSACTIONS         FYE 5/3/96          PAID IN FYE        AFFILIATES IN       TRANSACTIONS     PAID FOR
  PORTFOLIO      FOR FYE 5/3/96                              5/3/96            FYE 5/31/96        FOR RESEARCH     RESEARCH
-----------------------------------------------------------------------------------------------------------------------------
Investment
Grade Tax-
Exempt Bond
Fund             $2,432,012,487     $  604,899,058          $        0           $   3,392            $     0        $     0

Capital Growth
Fund             $1,392,191,063     $1,426,392,445          $3,399,393           $  34,827            $     0        $     0

Value Income
Stock Fund       $1,773,007,196     $1,662,823,629          $4,325,977           $  37,379            $     0        $     0

Short-Term
Bond Fund        $  394,165,379     $            0          $        0           $       0            $     0        $     0

Short-Term U.S.
Treasury
Securities Fund  $   47,038,183     $            0          $        0           $       0            $     0        $     0

Sunbelt Equity
Fund             $  818,595,159     $  436,071,109          $  904,698           $   5,202            $     0        $     0

Balanced Fund    $  379,763,192     $  207,714,650          $  169,222           $   4,280            $     0        $     0

Mid-Cap Equity
Fund             $  434,829,138     $  283,836,941          $  528,220           $  18,224            $     0        $     0

Florida Tax-
Exempt Bond
Fund             $  147,449,991     $   38,144,634          $        0           $     200            $     0        $     0

Georgia Tax-
Exempt Bond
Fund             $   85,645,251     $    9,916,819          $        0           $     135            $     0        $     0

Tennessee Tax-
Exempt Bond
Fund             $   17,455,638     $    5,454,080          $        0           $      69            $     0        $     0

U.S.
Government
Securities Fund  $   51,183,076     $            0          $        0           $       0            $     0        $     0

Limited-Term
Federal
Mortgage
Securities Fund  $  253,894,488     $   97,256,140          $        0           $      73            $     0        $     0

International
Equity Fund
                 $  456,530,733     $   27,781,590          $1,532,834           $      71            $     0        $     0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                     TOTAL $ AMOUNT                              TOTAL $
                                       OF BROKERED           TOTAL $            AMOUNT OF                           TOTAL $
                 TOTAL $ AMOUNT       TRANSACTIONS          AMOUNT OF           BROKERAGE            TOTAL $       AMOUNT OF
                       OF                THROUGH            BROKERAGE          COMMISSIONS          AMOUNT OF      BROKERAGE
                    BROKERED         AFFILIATES FOR        COMMISSIONS           PAID TO            BROKERAGE     COMMISSIONS
                  TRANSACTIONS         FYE 5/3/96          PAID IN FYE        AFFILIATES IN       TRANSACTIONS     PAID FOR
  PORTFOLIO      FOR FYE 5/3/96                              5/3/96            FYE 5/31/96        FOR RESEARCH     RESEARCH
-----------------------------------------------------------------------------------------------------------------------------
International
Equity Index
Fund              $ 59,709,286           $      0           $ 129,411             $     0             $     0        $     0
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

For the fiscal years ended May 31, 1995 and 1994, the Funds paid the following brokerage commissions with respect to portfolio transactions:

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                         TOTAL $ AMOUNT OF                       TOTAL $ AMOUNT OF
                                             BROKERAGE                          BROKERED COMMISSIONS
                                         COMMISSIONS PAID                        PAID TO AFFILIATES
                                   ------------------------------          ------------------------------
     FUND                                1995                1994                1995                1994
---------------------------------------------------------------------------------------------------------
Capital Growth Fund                $2,641,999          $2,636,443          $   46,411          $  212,766
Sunbelt Equity Fund                $  654,499          $  173,919          $    4,802          $    7,229
Value Income Stock Fund            $3,542,773          $2,235,841          $   17,510          $  162,405
International Equity Index Fund    $  176,784                   *                 $ 0                   *
Mid-Cap Equity Fund                $  191,298          $   58,527          $   11,418          $    5,267
International Equity Fund                   *                   *                   *                   *
Balanced Fund                      $  140,109          $   73,119          $    4,063          $   18,103
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

For the fiscal years ended May 31, 1996 and 1995, the portfolio turnover rate for each of the non-money market Funds was as follows:

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                                                        TURNOVER RATE
                                                                  ------------------------
               FUND                                               1996                1995
------------------------------------------------------------------------------------------
Investment Grade Bond Fund                                        184%                238%
Investment Grade Tax-Exempt Bond Fund                             514%                592%
Short-Term U.S. Treasury Securities Fund                           94%                 88%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                                                        TURNOVER RATE
                                                                  ------------------------
               FUND                                               1996                1995
------------------------------------------------------------------------------------------
Short-Term Bond Fund                                              163%                201%
U.S. Government Securities Fund                                    83%                 30%
Limited-Term Federal Mortgage Securities Fund                      83%                 68%
Florida Tax-Exempt Bond Fund                                       63%                105%
Georgia Tax-Exempt Bond Fund                                       60%                 25%
Tennessee Tax-Exempt Bond Fund                                     41%                 28%
Capital Growth Fund                                               156%                128%
Value Income Stock Fund                                           134%                126%
Mid-Cap Equity Fund                                               116%                 66%
Balanced Fund                                                     155%                157%
Sunbelt Equity Fund                                               106%                 80%
International Equity Fund                                         113%                   *
International Equity Index Fund                                    30%                 10%
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

*Not in operation during the period.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares and classes of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a PRO RATA share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or classes of series. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any Shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% AND 25% SHAREHOLDERS

As of July 5, 1996, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares of the Trust Class of the Funds were held for the record owner's fiduciary, agency or custodial customers.

TRUST SHARES
------------

          FUND                          NAME AND ADDRESS                  NUMBER OF SHARES      % OF FUND
          ----                          ----------------                  ----------------      ---------
Prime Obligation Money Market Fund      SunTrust Bank, Atlanta          1,017,340,735.9800         96.78%
                                        P.O. Box 105504
                                        Atlanta, GA 30348

US Government Securities Money          SunTrust Bank, Atlanta            320,058,711.3200         98.23%
Market Fund                             P.O. Box 105504
                                        Atlanta, GA 30348

Tax Exempt Money Market Fund            SunTrust Bank, Atlanta            273,617,174.8600        100.00%
                                        P.O. Box 105504
                                        Atlanta, GA 30348

Investment Grade Bond Fund              Trustman                           48,083,117.4740         80.69%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                      B-50

          FUND                          NAME AND ADDRESS                  NUMBER OF SHARES      % OF FUND
          ----                          ----------------                  ----------------      ---------
                                        Trustman                            3,440,058.7660          5.77%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                            8,067,193.7390         13.54%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

Investment Grade Tax Exempt             Trustman                            2,854,065.5280         26.61%
Bond Fund                               Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                            2,571,660.2110         23.98%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                            5,300,111.4770         49.41%
                                        Mail Code 3144
                                        P.O. Box 105504
                                        Atlanta, GA 30348

Capital Growth Fund                     Trustman                           51,607,779.7980         78.44%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                           11,363,691.9550         17.27%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

Value Income Stock Fund                 Trustman                           70,173,646.4320         74.21%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                           18,135,163.4630         19.18%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

Short-Term U.S. Treasury                Trustman                              429,216.7160         43.59%
Securities Fund                         Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                              257,751.4080         26.18%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                              297,590.5360         30.23%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

Short-Term Bond Fund                    Trustman                            5,836,666.2750         63.15%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

          FUND                          NAME AND ADDRESS                  NUMBER OF SHARES      % OF FUND
          ----                          ----------------                  ----------------      ---------
                                        Trustman                            1,004,117.0210         10.86%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                            2,401,162.8160         25.98%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

Sunbelt Equity Fund                     Trustman                           20,649,993.7390         70.69%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                            1,582,327.4770          5.42%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                            6,977,764.6800         23.89%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

Mid-Cap Equity Fund                     Trustman                           12,293,386.9360         61.85%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                            6,088,060.0450         30.63%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                            1,495,048.9880          7.52%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

Balanced Fund                           Trustman                            9,475,264.5430         98.03%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

Florida Tax-Exempt Bond Fund            Trustman                              403,555.6470         13.50%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                              790,165.4270         26.43%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                            1,796,356.2170         60.08%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

Georgia Tax-Exempt Bond Fund            Trustman                            1,187,392.0830         49.37%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

          FUND                          NAME AND ADDRESS                  NUMBER OF SHARES      % OF FUND
          ----                          ----------------                  ----------------      ---------
                                        Trustman                              653,344.7550         27.17%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                              564,318.9730         23.46%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

Tennessee Tax-Exempt Bond Fund          Trustman                               90,545.0710         46.63%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                               21,867.1410         11.26%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                               81,749.3740         42.10%
                                        Mail Stop 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

International Equity Index Fund         Trustman                            5,851,225.2770         70.46%
                                        Mail Stop 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                              578,664.7100          6.97%
                                        Mail Stop 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                            1,874,150.7710         22.57%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

International Equity Fund               Trustman                           12,470,861.1530         66.75%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                            5,570,530.5350         29.82%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

U.S. Government Securities Fund         Trustman                              396,590.0730         38.16%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                              445,930.0890         42.91%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                              196,765.0530         18.93%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

          FUND                          NAME AND ADDRESS                  NUMBER OF SHARES      % OF FUND
          ----                          ----------------                  ----------------      ---------
Limited Term Federal Mortgage           Trustman                            5,100,466.6770         69.67%
Securities Fund                         Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                              471,486.3110          6.44%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

                                        Trustman                            1,749,245.0220         23.89%
                                        Mail Code 3144
                                        P.O. Box 105870
                                        Atlanta, GA 30348-5870

INVESTOR SHARES
---------------

          FUND                          NAME AND ADDRESS                  NUMBER OF SHARES      % OF FUND
          ----                          ----------------                  ----------------      ---------
Prime Quality Money Market Fund         BHC Securities Inc                136,822,323.1200         62.23%
                                        Attn:  Cash Sweeps Dept.
                                        2005 Market Street
                                        One Commerce Square
                                        11th Floor
                                        Philadelphia, PA 19103-7042

U.S. Government Securities              BHC Securities Inc                 16,793,888.1900         28.56%
Money Market Fund                       Attn:  Cash Sweeps Dept.
                                        2005 Market Street
                                        One Commerce Square
                                        11th Floor
                                        Philadelphia, PA 19103-7042

Tax Exempt Money Market Fund            BHC Securities Inc                 48,161,150.5900         50.25%
                                        Attn:  Cash Sweeps Dept.
                                        2005 Market Street
                                        One Commerce Square
                                        11th Floor
                                        Philadelphia, PA 19103-7042

                                        Rock-Tenn Company                   8,002,157.2300          8.39%
                                        P.O. Box 4098
                                        Chattanooga, TN 30091-4098

Investment Grade Bond Fund              BHC Securities Inc.                   660,890.3710         18.32%
                                        Trade House Account
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

Investment Grade Tax-Exempt             BHC Securities Inc.                   466,047.6580         13.81%
Bond Fund                               Trade House Account
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

          FUND                          NAME AND ADDRESS                  NUMBER OF SHARES      % OF FUND
          ----                          ----------------                  ----------------      ---------
Capital Growth Fund                     BHC Securities Inc.                 1,703,780.4660         13.28%
                                        Trade House Account
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

Value Income Stock Fund                 BHC Securities Inc.                 2,258,542.8990         22.71%
                                        Trade House Account
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

Short-Term U.S. Treasury Securities     BHC Securities Inc.                    71,826.3790         16.78%
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

                                        Clarence A. Rittenhouse                57,816.3280         13.51%
                                        Margaret S. Rittenhouse JT WROS
                                        700 Golden Beach Blvd #126
                                        Venice, FL 34285-3311

                                        International Investment               44,811.0180         10.47%
                                        Conference Inc
                                        9100 South Dadeland Blvd.
                                        Suite 702
                                        Miami, FL 33156-7815

                                        Georgia Academy for Children           39,274.4700          9.18%
                                        and Youth Prof
                                        260 Peachtree Street
                                        Suite 800
                                        Atlanta, GA 30303-1237

                                        Cal Sadler & Ronda Sadler JTTEN        27,155.9580          6.35%
                                        P.O. Box 770482
                                        Winter Garden, FL 34777-0482

Short-Term Bond Fund                    SunTrust Bank, Atlanta. Cust for       40,000.0000         14.59%
                                        Rollover IRA of Dewey L. Haggard
                                        549 Hollydale Court NW
                                        Atlanta, GA 30342-3633

                                        Atlanta Convention & Visitors          25,237.4270          9.21%
                                        Bureau
                                        233 Peachtree Street NE
                                        Suite 2000
                                        Atlanta, GA 30303-1508

                                        Betty H. Anderson                      13,901.6960          5.07%
                                        207 Suburban Drive
                                        Brunswick, GA 31520-2920

                                        BHC Securities Inc.                    53,504.9300         19.52%
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

          FUND                          NAME AND ADDRESS                  NUMBER OF SHARES      % OF FUND
          ----                          ----------------                  ----------------      ---------
                                        Rex Packaging Inc                      14,230.5460          5.19%
                                        Attn: Tom Wilson
                                        P.O. Box 18247
                                        Jacksonville, FL 32229-0247

Sunbelt Equity Fund                     BHC Securities Inc.                   507,393.6580         24.41%
                                        Trade House Account
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

Mid-Cap Equity Fund                     Anthony R. Gray                        76,591.8150          5.44%
                                        460 Virginia Drive
                                        Winter Park, FL 32789-5805

                                        BHC Securities Inc.                   485,406.6920         34.46%
                                        Trade House Account
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

                                        BHC Securities Inc.                    86,221.8130         20.42%
                                        Trade House Account
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

Florida Tax-Exempt Bond Fund            Philip O. Deputy                       25,597.6670          6.39%
                                        Antoinette M. Grasselli JTWROS
                                        12534 S Lake Mary Jane Road
                                        Orlando, FL 32832-6405

                                        Mildred Meinhart Rast                  23,898.860          5.96%
                                        1303 South 8th Street
                                        Leesburg, FL 34748-6822

                                        BHC Securities Inc.                   101,675.0800         25.37%
                                        Trad House Account
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

Georgia Tax-Exempt Bond Fund            Patrick J. Doran &                     27,962.0110          7.81%
                                        Norma R. Doran JTTEN
                                        2024 Fisher Trail NE
                                        Atlanta, GA 30345-3429

                                        BHC Securities Inc.                   128,066.4710         35.77%
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

Tennessee Tax-Exempt Bond Fund          Grace M. Bryan                         18,894.1970         11.65%
                                        P.O. Box 176
                                        St. Joseph, TN 38481-0176

                                        Ralph Laine                            13,213.5310          8.15%
                                        2823 Lumar Lane
                                        Nashville, TN 37214-1834

          FUND                          NAME AND ADDRESS                  NUMBER OF SHARES      % OF FUND
          ----                          ----------------                  ----------------      ---------
                                        Claude M. Pitman &                     10,742.8000          6.62%
                                        Mildred Pitman JTTEN
                                        2730 New Lake Road
                                        Spring City, TN 37381-5478

                                        BHC Securities, Inc.                   69,526.8140         42.87%
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

International Equity Index Fund         BHC Securities Inc.                   207,023.5460         40.22%
                                        Trade House Account
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

International Equity Fund               Anthony R. Gray                        28,449.8200          9.39%
                                        460 Virginia Drive
                                        Winter Park, FL 32789-5805

                                        BHC Securities Inc.                   159,855.1590         52.78%
                                        Trade House Account
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

U.S. Government Securities Fund         BHC Securities, Inc.                  191,709.4610         78.92%
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

Limited Term Federal Mortgage           BHC Securities Inc.                   178,232.5950         70.48%
Securities Fund                         Trade House Account
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

FLEX SHARES

          FUND                          NAME AND ADDRESS                  NUMBER OF SHARES      % OF SHARES
          ----                          ----------------                  ----------------      -----------
Investment Grade Bond Fund              Jesse Palmer TTEE                      24,963.9380          5.43%
                                        The First National Bank
                                        P.O. Box 647
                                        Waynesboro, GA  30830

Investment Grade Tax-Exempt             Donald D. Lorberbaum                   33,237.3700          6.65%
Bond Fund                               165 E. 72nd Street
                                        Apt. 10G
                                        New York, NY  10021

Short-Term U.S. Treasury                Gene Lotti                             20,101.7610          8.12%
Securities Fund                         Stella Lotti Jt WROS
                                        2648 Van Buren Street
                                        Hollywood, FL 33020-4818

          FUND                          NAME AND ADDRESS                  NUMBER OF SHARES      % OF SHARES
          ----                          ----------------                  ----------------      -----------
                                        Stuart's Sales & Service Inc.          33,367.3190         13.48%
                                        401-K Profit Sharing Plan
                                        3810 Hollywood Boulevard
                                        Hollywood, FL 33021-6730

                                        BHC Securities Inc.                   20,952.1260          8.47%
                                        FAO 21618707
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

                                        BHC Securities Inc.                    20,566.2080          8.31%
                                        FAO 21523219
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

                                        BHC Securities Inc.                    19,478.3390          7.87%
                                        FAO 21627702
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

Short-Term Bond Fund                    Dorothy S. McAlpin, Trustee U/A of      5,026.5160          5.12%
                                        William J. McAlpin
                                        Dtd 09-16-89
                                        382 Pineland Road NW
                                        Atlanta, GA 30342-4021

                                        Rex Miller TTEE                        33,590.0600         34.21%
                                        Nale Inc. 401(K) Profit Sharing Plan
                                        P.O. Box 2410
                                        Kennesaw, GA 30144-9106

                                        BHC Securities Inc.                     6,914.7090          7.04%
                                        FAO 21305136
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

                                        BHC Securities Inc.                     6,364.0270          6.48%
                                        FAO 21707586
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

                                        BHC Securities Inc.                     5,255.5410          5.35%
                                        FAO 21421126
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

Sunbelt Equity Fund                     Rex Miller TTEE                        19,124.8750          9.93%
                                        Nale Inc. 401(K) Profit Sharing Plan
                                        P.O. Box 2410
                                        Kennesaw, GA  30144-9106

          FUND                          NAME AND ADDRESS                  NUMBER OF SHARES      % OF SHARES
          ----                          ----------------                  ----------------      -----------
Balanced Fund                           BHC Securities Inc.                    14,406.4070          5.31%
                                        FAO 21616586
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Square
                                        Philadelphia, PA 19103-7042

                                        Braxton Greer TTEE                     15,150.7640          5.59%
                                        Banner Ford Inc. Cash or Deferred
                                        Retirement Plan
                                        1665 Scott Boulevard
                                        Decatur, GA  30033

                                        Rex Miller TTEE                        19,539.3200          7.21%
                                        Nale Inc. 401(K) Profit Sharing Plan
                                        P.O. Box 2410
                                        Kennesaw, GA  30144

Florida Tax-Exempt Bond Fund            H. Lorene Kleinlein TTE                28,183.2200         10.53%
                                        H. Lorene Kleinlein Trust
                                        9519 Sun Point Drive
                                        Boynton Beach, FL  33437-3343

                                        Anthony Mason                          20,515.8220          7.66%
                                        1525 Lands End Road
                                        Manalapan, FL  33462-4740

                                        BHC Securities Inc.                    15,795.8090          5.90%
                                        FAO 21815996
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

Georgia Tax-Exempt Bond Fund            Yasmin N. Dharamsi                     33,552.6820          7.60%
                                        1255 Vineyard Drive
                                        Conyers, GA  30208-2467


Tennessee Tax-Exempt Bond Fund          SunTrust Bank Nashville NA             17,638.4770          8.21%
                                        Collateral Account
                                        FO Leslie Cappama
                                        3606 Hamilton Church
                                        Antioch, TN 37013-1417

                                        Allen Zang                             10,981.5600          5.11%
                                        Nancy Zang JT WROS
                                        108 Savoy Circle
                                        Nashville, TN 37205-5013

                                        BHC Securities Inc.                    21,381.3170          9.95%
                                        FAO 21610240
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA  19103-7042

                                        BHC Securities Inc.                    41,152.2630         19.15%
                                        FAO 21627721
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

          FUND                          NAME AND ADDRESS                  NUMBER OF SHARES      % OF SHARES
          ----                          ----------------                  ----------------      -----------
International Equity Index Fund         Braxton Greer TTEE                      6,159.4530          7.36%
                                        Banner Ford Inc. Cash or
                                        Deferred Retirement Plan
                                        1665 Scott Boulevard
                                        Decatur, GA  30033-5604

                                        BHC Securities Inc.                     4,248.7980          5.08%
                                        FAO 21810258
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

International Equity Fund               BHC Securities Inc.                     9,425.0710         11.24%
                                        FAO 21525567
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

U.S. Government Securities Fund         Jesse Palmer TTEE                      25,220.9870          8.81%
                                        The First National Bank
                                        P.O. Box 647
                                        Waynesboro, GA  30830-0647

                                        Ralph L. Struever                      14,519.5660          5.07%
                                        5350 Woodland Lakes Drive
                                        Palm Beach Gardens, FL  33418

                                        BHC Securities Inc.                    19,933.7090          6.98%
                                        FAO 21531479
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

Limited-Term Federal Mortgage           Viola T. High                          10,319.2840          7.61%
Security Fund                           Richard T. High TEN ENT
                                        254 British Woods Drive
                                        Nashville, TN  37217-3339

                                        BHC Securities Inc.                     9,961.4900          7.35%
                                        FAO 21838525
                                        Attn:  Mutual Funds
                                        One Commerce Square
                                        2005 Market Street
                                        Philadelphia, PA 19103-7042

EXPERTS

The financial statements as of May 31, 1996 have been audited by Arthur Andersen LLP, Independent Public Accountants, as indicated in their report dated July 12, 1996 with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

                               ARTHUR ANDERSEN LLP



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of STI Classic Funds:

We have audited the accompanying statements of net assets of the Value Income Stock, Mid-Cap Equity, Capital Growth, Balanced, International Equity Index, Sunbelt Equity, Tennessee Tax-Exempt Bond, Georgia Tax-Exempt Bond, Investment Grade Bond, Short-Term Bond, Short-Term U.S. Treasury Securities, Limited-Term Federal Mortgage Securities, U.S. Government Securities, Prime Quality Money Market, U.S. Government Securities Money Market and Tax-Exempt Money Market funds and the statement of assets and liabilities, including the schedule of investments, of the international Equity, Investment Grade Tax-Exempt Bond and Florida Tax-Exempt Bond funds of STI Classic Funds (the "Trust") as of May 31, 1996, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Income Stock, Mid-Cap Equity, Capital Growth, Balanced, International Equity Index, International Equity Sunbelt Equity, Investment Grade Tax-exempt Bond, Florida Tax-Exempt Bond, Tennessee Tax-Exempt bond, Georgia Tax-Exempt Bond, Investment Grade bond, short-Term Bond, Short-Term U.S. Treasury Securities, Limited-Term Federal Mortgage Securities, U.S. Government Securities, Prime Quality Money Market, U.S. Government Securities Money Market and Tax-Exempt Money Market funds of STI Classic funds as of May 31, 1996, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                        /s/ Arthur Andersen, LLP


Philadelphia, Pa.
July 12, 1996

STATEMENT OF NET ASSETS
============================================================
STI CLASSIC FUNDS  MAY 31, 1996


VALUE INCOME STOCK FUND
------------------------------------------------------------
                                                  MARKET
                                      SHARES    VALUE (000)
------------------------------------------------------------
COMMON STOCKS (92.1%)
BANKS (7.5%)
   AmSouth Bancorp                    169,300   $    6,433
   Bank of Boston                     162,500        8,105
   Bankers Trust New York             283,000       21,260
   Central Fidelity Banks             257,400        8,816
   Crestar Financial                  111,200        6,269
   First American Bank                139,200        6,368
   First American of Tennessee        160,900        7,059
   First Virginia Banks               158,300        6,332
   Fleet Financial Group              324,000       14,297
   Great Western Financial            307,100        7,063
   Magna Group                        291,500        6,996
   Summit Bancorp                     170,554        6,204
                                                ----------
     Total Banks                                   105,202
                                                ----------
CHEMICALS (6.6%)
   Akzo                               155,400        9,421
   Ethyl                            1,789,300       18,564
   Imperial Chemical Industries       397,200       21,101
   Lawter International               520,600        5,987
   Nalco Chemical                     618,500       19,637
   Rohm & Haas                        195,100       13,218
   Witco Chemical                     164,800        5,253
                                                ----------
     Total Chemicals                                93,181
                                                ----------
CONCRETE & MINERAL PRODUCTS (1.5%)
   Tele Danmark A/S ADR               852,100       21,196
                                                ----------
ELECTRICAL SERVICES (3.7%)
   Central & South West               502,000       13,868
   Cinergy                            563,008       16,679
   General Public Utilities           203,700        6,824
   Pacificorp                         701,800       14,124
                                                ----------
     Total Electrical Services                      51,495
                                                ----------
FOOD, BEVERAGE, TOBACCO &
   HOUSEHOLD PRODUCTS (15.5%)
   B.A.T. Industries ADR            1,848,000       30,261
   ConAgra                            527,200       22,472
   Dean Foods                         460,200       11,217
   Dial                               251,100        7,219
   Grand Metropolitan ADR           1,023,500       27,507
   H.J. Heinz                         376,200       12,509
   Lance                              265,800        4,419
   Masco                              879,200       27,475
   Maytag                             604,200       12,990
   McCormick                          934,000       21,249
   Snap-On Tools                      279,800       13,465
   Unilever                           181,100       13,673
   Unilever ADR                        98,300       13,258
                                                ----------
     Total Food, Beverage, Tobacco
       & Household                                 217,714
                                                ----------
ENERGY (7.5%)
   Atlantic Richfield                 110,500       13,219
   Elf Aquitaine ADR                  377,200       13,815
   Occidental Petroleum               476,300       12,324
   Pennzoil                           336,000       14,532
   Phillips Petroleum                 314,800       13,064
   Questar                            380,700       12,468
   Repsol                             409,600       13,926
   USX-Marathon Group                 564,500       12,348
                                                ----------
     Total Energy                                  105,696
                                                ----------
HEALTH CARE (6.4%)
   Bausch & Lomb                      473,700       20,369
   Bristol-Myers Squibb               334,400       28,549
   Pharmacia Upjohn ADR               545,700       22,306
   Warner Lambert                     341,400       19,118
                                                ----------
     Total Health Care                              90,342
                                                ----------
INSURANCE (7.1%)
   American Financial Group           465,200       13,956
   American General                   448,000       15,904
   ITT Hartford Group                 551,400       28,535
   Lincoln National                   448,400       21,075
   Marsh & McLennan                   217,600       20,373
                                                ----------
     Total Insurance                                99,843
                                                ----------

------------------------------------------------------------
                                                  MARKET
                                      SHARES    VALUE (000)
------------------------------------------------------------
MACHINERY (5.6%)
   Cooper Industries                  544,700   $   23,218
   General Signal                     715,400       27,364
   Goulds Pumps                       310,800        7,382
   Tenneco                            385,600       20,726
                                                ----------
     Total Machinery                                78,690
                                                ----------
MEDIA (4.2%)
   American Greetings, Cl A           724,800       19,660
   Houghton Mifflin                   293,500       13,905
   McGraw-Hill                        415,600       19,481
   Reader's Digest,  Cl A             152,600        6,466
                                                ----------
     Total Media                                    59,512
                                                ----------
METALS & MINING (2.9%)
   Allegheny Ludlum                   671,900       13,438
   Reynolds Metals                    380,200       20,531
   USX-U.S. Steel Group               183,100        5,676
                                                ----------
     Total Metals & Mining                          39,645
                                                ----------
MISCELLANEOUS BUSINESS
   SERVICES (3.9%)
   Deluxe                             377,500       13,684
   Kelly Services, Cl A               398,800       11,864
   Ogden                              786,900       15,246
   Xerox                               91,600       14,416
                                                ----------
     Total Miscellaneous Business
       Services                                     55,210
                                                ----------
PAPER & PAPER PRODUCTS (3.8%)
   International Paper                342,100       13,641
   James River                        815,900       20,296
   Tambrands                          410,300       18,925
                                                ----------
     Total Paper & Paper Products                   52,862
                                                ----------
RETAIL (2.7%)
   Giant Food                         228,900        7,897
   J.C. Penney                        273,000       14,162
   May Department Stores              331,600       15,710
                                                ----------
     Total Retail                                   37,769
                                                ----------

------------------------------------------------------------
                                  SHARES/FACE      MARKET
                                  AMOUNT (000)  VALUE (000)
------------------------------------------------------------
TECHNOLOGY (6.2%)
   AMP                                417,600    $  17,591
   GTE                                452,300       19,336
   ITT Industries                   1,041,100       28,500
   Philips Electronics ADR            602,500       21,163
                                                ----------
     Total Technology                               86,590
                                                ----------
TELEPHONES &
   TELECOMMUNICATION (5.6%)
   Alltel                             618,800       19,492
   Frontier                           702,800       22,490
   Southern New England
     Telecommunications               467,300       20,152
   Sprint                             336,700       14,268
                                                ----------
     Total Telephones &
       Telecommunication                            76,402
                                                ----------
TRANSPORTATION (1.4%)
   Ryder System                       686,800       20,089
                                                ----------
Total Common Stocks
     (Cost $1,170,974,717)                       1,291,438
                                                ----------

REPURCHASE AGREEMENTS (8.3%)
   Deutsche Bank 5.33%, dated
     05/31/96, matures 06/03/96,
     repurchase price $57,449,239
     (collateralized by various FHLB
     discount notes, total par value
     $15,275,000, 07/01/96-07/29/96;
     various FHLMC obligations,
     total par value $20,759,349,
     5.494%-996.969%, 11/15/05-
     11/15/23; and various FNMA
     obligations, total par value
     $43,981,328, 0.00%-8.40%,
     02/25/08-03/25/24: total
     market value $58,576,767)         57,424       57,424

STATEMENT OF NET ASSETS
============================================================
STI CLASSIC FUNDS  MAY 31, 1996


VALUE INCOME STOCK FUND--CONCLUDED
------------------------------------------------------------
                                    FACE AMOUNT   MARKET
                                       (000)    VALUE (000)
------------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
   Salomon Brothers 5.33%, dated
     05/31/96, matures 06/03/96,
     repurchase price $38,606,723
     (collateralized by various
     FHLMC obligations, total par
     value $15,729,565, 6.00%-9.50%,
     07/01/99-03/01/26; and various
     FNMA obligations, total par
     value $57,245,349, 6.00%-9.50%,
     10/01/01-05/01/26: total
     market value $39,635,606)     $   38,590   $   38,590
   Swiss Bank 5.33%, dated
     05/31/96, matures 06/03/96,
     repurchase price $19,932,895
     (collateralized by various
     FHLMC obligations, total par
     value $7,263,678, 7.50%,
     11/01/25-12/01/25; and
     various U.S. Treasury
     obligations, total par value
     $11,207,000, 7.25%-13.25%,
     02/15/05-05/15/20: total
     market value $20,367,151)         19,924       19,924
                                                ----------
Total Repurchase Agreements
     (Cost $115,937,362)                           115,938
                                                ----------
Total Investments (100.4%)
     (Cost $1,286,912,079)                       1,407,376
                                                ----------
OTHER ASSETS AND LIABILITIES (-0.4%)
Total Other Assets and Liabilities, Net             (6,082)
                                                ----------
NET ASSETS:
   Fund shares of the Trust Class (unlimited
     authorization --no par value) based
     on 94,636,309 outstanding shares of
     benefical interest                          1,004,096
   Fund shares of the Investor Class (unlimited
     authorization--no par value) based
     on 9,944,754 outstanding shares of
     beneficial interest                           106,927
   Fund shares of the Flex Class (unlimited
     authorization--no par value) based
     on 2,009,853 outstanding shares of
     beneficial interest                            24,778
   Undistributed net investment income               5,610
   Accumulated net realized gain on
     investments                                   139,419
   Unrealized appreciation on investments          120,464
                                                ----------
Total Net Assets (100.0%)                       $1,401,294
                                                ==========

Net Asset Value, Offering Price and
   Redemption Price Per Share--
   Trust Shares                                 $    13.15
                                                ==========
Net Asset Value, and Redemption Price
   Per Share--Investor Shares                   $    13.13
                                                ==========
Maximum Public Offering Price Per
   Share--Investor Shares
   ($13.13 (DIVIDED BY) 96.25%)                 $    13.64
                                                ==========
Net Asset Value, Offering Price and
   Redemption Price Per Share--
   Flex Shares (1)                              $    13.08
                                                ==========

(1)The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

MID-CAP EQUITY FUND (FORMERLY THE AGGRESSIVE GROWTH FUND)
------------------------------------------------------------
                                                  MARKET
                                      SHARES    VALUE (000)
------------------------------------------------------------
COMMON STOCKS (85.3%)
AEROSPACE & DEFENSE (2.2%)
   General Dynamics                    31,100      $ 1,917
   Litton Industries*                  52,000        2,412
   Sundstrand                          49,600        1,748
                                                ----------
     Total Aerospace & Defense                       6,077
                                                ----------
AUTOMOTIVE (1.6%)
   Dana                                37,800        1,266
   Federal Signal                      23,500          590
   Magna International, Cl A           29,800        1,438
   Sonoco Products                     39,500        1,081
                                                ----------
     Total Automotive                                4,375
                                                ----------
BANKS (7.8%)
   Bancorp Hawaii                      29,500        1,073
   Bank of Boston                      34,100        1,701
   Cal Fed Bancorp*                    82,400        1,514
   Crestar Financial                   20,200        1,139
   First Security                      59,550        1,414
   Merchantile Bancorp                 28,400        1,335
   Northern Trust                      40,000        2,190
   PNC Bank                            37,965        1,153
   Regions Financial                   21,700        1,025
   Republic New York                   61,900        3,915
   Signet Banking                      39,700        1,027
   SouthTrust                          59,200        1,621
   Summit Bancorp                      67,900        2,470
                                                ----------
     Total Banks                                    21,577
                                                ----------
BUILDING (1.5%)
   Clayton Homes                       58,200        1,120
   Foster Wheeler                      66,200        2,946
                                                ----------
     Total Building                                  4,066
                                                ----------
CHEMICALS (1.9%)
   Georgia Gulf                        28,000          959
   IMC Fertilizer Group                39,600        1,450
   Olin                                13,800        1,277
   Witco Chemical                      49,500        1,578
                                                ----------
     Total Chemicals                                 5,264
                                                ----------
ELECTRICAL SERVICES (2.7%)
   Aes*                                42,700        1,185
   Illinova                           124,900        3,279
   Nipsco Industries                   42,700        1,590
   Wisconsin Energy                    48,500        1,358
                                                ----------
     Total Electrical Services                       7,412
                                                ----------
ENERGY (4.1%)
   Anadarko Petroleum                  40,400        2,171
   Apache                              44,900        1,285
   Kerr-McGee                          36,200        2,127
   Mapco                               17,000          982
   Lyondell Petrochemical              26,600          688
   Valero Energy                       47,100        1,295
   Noble Affiliates                    50,800        1,721
   Questar                             34,900        1,143
                                                ----------
     Total Energy                                   11,412
                                                ----------
ENVIRONMENTAL SERVICES (0.8%)
   Laidlaw, Cl B                       47,000          476
   Molten Metal Technology*            57,300        1,748
                                                ----------
     Total Environmental Services                    2,224
                                                ----------
FINANCIAL SERVICES (2.6%)
   Bear Stearns                        59,975        1,447
   Charles Schwab                      75,100        1,821
   Franklin Resources                  49,100        2,878
   Green Tree Financial                33,000        1,081
                                                ----------
     Total Financial Services                        7,227
                                                ----------
FOOD, BEVERAGE,TOBACCO &
   HOUSEHOLD PRODUCTS (5.0%)
   Dial                                67,900        1,952
   First Brands                        81,300        2,012
   Hubbell, Cl B                       30,520        2,132
   IBP                                 57,500        1,574
   McCormick                           65,700        1,495
   Nine West Group*                    26,300        1,279
   Solectron*                          43,800        1,900
   Tyson Foods                         64,800        1,587
                                                ----------
     Total Food, Beverage,Tobacco
       & Household                                  13,931
                                                ----------

STATEMENT OF NET ASSETS
============================================================
STI CLASSIC FUNDS  MAY 31, 1996


MID-CAP EQUITY FUND (FORMERLY THE AGGRESSIVE GROWTH FUND) -- CONTINUED
------------------------------------------------------------
                                                  MARKET
                                       SHARES   VALUE (000)
------------------------------------------------------------
HEALTH CARE (9.2%)
   Apria Healthcare Group*             26,800       $  784
   Biogen*                             42,600        2,577
   Cardinal Health                     28,100        1,795
   Chiron*                             17,700        1,859
   Elan ADR*                           26,100        1,638
   Healthcare & Retirement*            26,900          972
   HEALTHSOUTH Rehabilitation*         82,400        2,884
   Ivax                                64,100        1,763
   Mylan Laboratories                  55,700        1,058
   Nellcor*                            23,300        1,270
   R.P. Scherer*                       22,500          945
   Stryker                             37,000        1,915
   Sunglass Hut International *        45,800        1,259
   Tenet Healthcare*                   57,300        1,232
   Teva Pharmaceuticals ADR            41,900        1,875
   Varian Associates                   31,200        1,778
                                                ----------
     Total Health Care                              25,604
                                                ----------
INSURANCE (5.5%)
   AFLAC                               55,800        1,681
   Aon                                 48,900        2,463
   Equifax                             62,500        1,547
   Healthcare Compare*                 33,700        1,630
   Pacificare Health Systems, Cl B*    27,300        2,259
   Progressive of Ohio                 43,900        2,030
   Sunamerica                          44,600        2,498
   Transatlantic Holdings              17,900        1,150
                                                ----------
     Total Insurance                                15,258
                                                ----------
LEISURE (2.8%)
   Circus Circus Enterprises*          59,600        2,481
   HFS*                                36,200        2,258
   Mirage Resorts*                     37,100        2,110
   Wendy's International               48,000          864
                                                ----------
     Total Leisure                                   7,713
                                                ----------
MACHINERY (4.0%)
   Agco                                52,300        1,576
   American Standard*                  75,300        2,231
   General Signal                      40,600        1,553
   Goulds Pumps                        28,100          667
   Smith International*                12,600          397
   Trinity Industries                  30,900        1,070
   Tyco International                  37,800        1,493
   York International                  38,300        2,025
                                                ----------
     Total Machinery                                11,012
                                                ----------
MEDIA (1.6%)
   Chris-Craft Industries*             18,722          765
   Interpublic Group                   30,400        1,410
   Omnicom Group                       32,200        1,405
   TCA Cable Television                27,300          771
                                                ----------
     Total Media                                     4,351
                                                ----------
METALS & MINING (1.3%)
   Alumax*                             39,600        1,317
   Potash of Saskatchewan              33,300        2,214
                                                ----------
     Total Metals & Mining                           3,531
                                                ----------
PAPER & PAPER PRODUCTS (1.1%)
   Bowater                             21,800          858
   Tambrands                           20,200          932
   Westvaco                            40,800        1,306
                                                ----------
     Total Paper & Paper Products                    3,096
                                                ----------
PRINTING & PUBLISHING (1.7%)
   American Greetings, Cl A           100,800        2,734
   Belo, Cl A                          36,000        1,377
   Houghton Mifflin                    11,400          540
                                                ----------
     Total Printing & Publishing                     4,651
                                                ----------
RAILROADS (0.8%)
   Illinois Central                    72,750        2,173
                                                ----------

------------------------------------------------------------
                                                   MARKET
                                       SHARES    VALUE (000)
------------------------------------------------------------
RETAIL (7.9%)
   Cintas                              13,200      $   706
   Dollar General                      26,300          730
   Federated Department Stores*        85,400        2,957
   Fisher Scientific International     43,500        1,778
   Hannaford Brothers                  72,100        2,280
   Kohls*                              42,100        1,394
   Lone Star Steakhouse & Saloon*      33,700        1,361
   Office Depot*                       73,400        1,881
   Outback Steakhouse*                100,100        3,791
   Price/Costco*                      107,000        2,140
   Staples*                           141,800        2,836
                                                ----------
     Total Retail                                   21,854
                                                ----------
TECHNOLOGY (15.3%)
   ADC Telecommunications*             24,200        1,113
   Adobe Systems                       31,500        1,169
   America Online*                     48,800        2,757
   Analog Devices*                     79,525        2,197
   Atmel*                              58,200        2,066
   Avnet                               29,900        1,540
   Borland International*              48,800          656
   Cabletron Systems*                  10,100          735
   Cadence Design Systems*             19,950        1,132
   CUC International*                  35,400        1,310
   Dell Computer*                      25,800        1,429
   Diebold                             45,600        1,739
   Electronic Arts*                    27,500          870
   EMC*                                68,500        1,516
   Fiserv*                             26,000          816
   Informix*                           77,300        1,758
   Linear Technology                   46,800        1,615
   Mentor Graphics*                    51,000          912
   Molex                               42,337        1,349
   Network General *                   81,400        1,933
   Octel Communications *              15,000          368
   Olsten                              42,300        1,301
   Parametric Technology*              52,400        2,397
   Reynolds & Reynolds                 22,200        1,107
   Seagate Technology*                 64,000        3,760
   Stratacom*                          28,600        1,555
   Symantec*                           43,600          687
   U.S. Robotics*                      28,000        2,569
                                                ----------
     Total Technology                               42,356
                                                ----------
TELEPHONES &
   TELECOMMUNICATION (3.4%)
   360 Communications*                 68,300        1,579
   Century Telephone Enterprises       34,100        1,108
   Frontier                            84,800        2,714
   Southern New England Telecom        34,400        1,484
   Telephone & Data Systems            21,300          929
   Worldcom*                           34,100        1,667
                                                ----------
     Total Telephones &
       Telecommunication                             9,481
                                                ----------
TRANSPORTATION (0.5%)
   Atlantic Southeast Airlines         51,500        1,365
                                                ----------
Total Common Stocks
     (Cost $215,086,805)                           236,010
                                                ----------

CONVERTIBLE BOND (0.7%)
   Broadband Tech, Convertible to
     24.108 shares (B)
     5.000%, 05/15/01                  $2,000        2,000
                                                ----------
Total Convertible Bond
     (Cost $2,000,000)                               2,000
                                                ----------

STATEMENT OF NET ASSETS
============================================================
STI CLASSIC FUNDS  MAY 31, 1996


MID-CAP EQUITY FUND (FORMERLY THE AGGRESSIVE GROWTH FUND) -- CONCLUDED
------------------------------------------------------------
                                    FACE AMOUNT    MARKET
                                       (000)     VALUE (000)
------------------------------------------------------------
REPURCHASE AGREEMENT (15.2%)
   Deutsche Bank 5.33%, dated
     05/31/96, matures 06/03/96,
     repurchase price $42,138,594
     (collateralized by FHLB discount
     note, par value $15,895,000, 0.00%,
     07/01/96, various FHLMC
     obligations, total par value
     $11,493,334, 0.00%-8.2055%,
     10/15/08-07/15/19, and various
     FNMA obligations, total par
     value $29,123,728, 0.00%-7.5075%,
     12/25/06-10/25/23: total
     market value $42,962,287)         42,120   $   42,120
                                                ----------
Total Repurchase Agreement
     (Cost $42,119,885)                             42,120
                                                ----------
Total Investments (101.2%)
     (Cost $259,206,690)                           280,130
                                                ----------
OTHER ASSETS AND LIABILITIES (-1.2%)
Total Other Assets and Liabilities, Net             (3,225)
                                                ----------
NET ASSETS:
   Fund shares of the Trust Class (unlimited
     authorization --no par value) based
     on 19,896,278 outstanding shares of
     benefical interest                            216,555
   Fund shares of the Investor Class (unlimited
     authorization--no par value) based
     on 1,410,060 outstanding shares of
     beneficial interest                            15,667
   Fund shares of the Flex Class (unlimited
     authorization--no par value) based
     on 396,479 outstanding shares of
     beneficial interest                             4,840
   Undistributed net investment income                 249
   Accumulated net realized gain on
     investments                                    18,671
   Unrealized appreciation on investments           20,923
                                                ----------
Total Net Assets (100.0%)                         $276,905
                                                  ========

Net Asset Value, Offering Price and Redemption
   Price Per Share--Trust Shares                  $  12.76
                                                  ========

Net Asset Value and Redemption Price
   Per Share--Investor Shares                     $  12.74
                                                  ========

Maximum Public Offering Price Per Share--
   Investor Shares ($12.74 (DIVIDED BY) 96.25%)   $  13.24
                                                  ========

Net Asset Value, Offering Price and Redemption
   Price Per Share--Flex Shares (1)               $  12.69
                                                  ========

(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

CAPITAL GROWTH FUND
------------------------------------------------------------
                                                  MARKET
                                      SHARES    VALUE (000)
------------------------------------------------------------
COMMON STOCKS (93.0%)
AEROSPACE & DEFENSE (3.9%)
   Allied Signal                      317,500   $   17,383
   General Dynamics                    54,000        3,328
   Lockheed Martin                     68,000        5,704
   United Technologies                182,600       19,972
                                                ----------
     Total Aerospace & Defense                      46,387
                                                ----------
AUTOMOTIVE (3.5%)
   General Motors                     222,900       12,287
   General Motors,  Cl E              266,700       15,035
   Goodyear Tire & Rubber             137,600        6,949
   Lear*                              202,200        7,810
                                                ----------
     Total Automotive                               42,081
                                                ----------
BANKS (3.5%)
   Bank of Boston                     170,700        8,514
   BayBanks                             1,900          205
   Chase Manhattan Bank               377,900       26,453
   CoreStates Financial                41,300        1,626
   Cullen/Frost Bankers                65,100        3,353
   Signet Banking                      59,700        1,545
   Wells Fargo                            565          136
                                                ----------
     Total Banks                                    41,832
                                                ----------
BUILDING (1.4%)
   American Standard*                 345,300       10,230
   Foster Wheeler                     136,000        6,052
                                                ----------
     Total Building                                 16,282
                                                ----------
CHEMICALS (2.9%)
   Air Products & Chemicals           103,300        6,146
   Dow Chemical                        36,400        3,044
   E.I. du Pont de Nemours            118,400        9,442
   Hercules                           233,200       13,234
   Morton International                74,200        2,820
                                                ----------
     Total Chemicals                                34,686
                                                ----------
ELECTRICAL EQUIPMENT (4.2%)
   Emerson Electric                    75,000        6,422
   General Electric                   348,500       28,838
   General Signal                     393,000       15,032
                                                ----------
     Total Electrical Equipment                     50,292
                                                ----------
ENERGY (5.5%)
   Amoco                              231,000       16,748
   Atlantic Richfield                  50,100        5,993
   Dresser Industries                 148,400        4,341
   Enron                              130,200        5,208
   Halliburton                         25,100        1,396
   Kerr-McGee                          96,500        5,669
   Mobil                              112,400       12,687
   Schlumberger                        60,600        5,053
   Texaco                              35,000        2,931
   Union Texas Petroleum              261,700        4,874
                                                ----------
     Total Energy                                   64,900
                                                ----------
ENVIRONMENTAL SERVICES (0.7%)
   Molten Metal Technology*           196,100        5,981
   WMX Technologies                    81,100        2,859
                                                ----------
     Total Environmental Services                    8,840
                                                ----------
FINANCIAL SERVICES (0.8%)
   FHLMC                              118,500        9,791
                                                ----------
FOOD, BEVERAGE, TOBACCO &
   HOUSEHOLD PRODUCTS (10.5%)
   Bush Boake Allen*                  144,400        3,574
   Coca Cola                          162,600        7,480
   Colgate-Palmolive                   59,700        4,701
   CPC International                  207,900       14,371
   Dial                                50,000        1,438
   Gillette                            66,400        3,926
   JP Foodservice*                    114,700        2,695
   Kellogg                             36,400        2,648
   Newell                             230,400        6,912
   PepsiCo                            550,200       18,294
   Philip Morris                      218,950       21,758

STATEMENT OF NET ASSETS
============================================================
STI CLASSIC FUNDS  MAY 31, 1996


CAPITAL GROWTH FUND--CONTINUED
------------------------------------------------------------
                                                  MARKET
                                      SHARES    VALUE (000)
------------------------------------------------------------
FOOD, BEVERAGE, TOBACCO &
   HOUSEHOLD PRODUCTS--CONTINUED
   Procter & Gamble                   232,900   $   20,466
   Ralston-Ralston Purina Group       101,500        6,217
   Sara Lee                           114,800        3,831
   Sysco                              163,700        5,586
                                                ----------
     Total Food, Beverage,
       Tobacco & Household                         123,897
                                                ----------
HEALTH CARE (12.1%)
   Abbott Laboratories                111,800        4,821
   Allergan                             3,200          123
   American Home Products              57,800        3,092
   Astra, Cl A ADR                    100,100        4,555
   Boston Scientific*                  84,200        3,610
   Bristol-Myers Squibb                98,300        8,392
   Columbia/HCA Healthcare            297,564       16,031
   HEALTHSOUTH Rehabilitation*        117,700        4,120
   Johnson & Johnson                  283,194       27,576
   Medtronic                           47,100        2,649
   Merck                              339,482       21,939
   Pfizer                             100,300        7,096
   Pharmacia Upjohn ADR                50,800        2,076
   Schering Plough                     42,800        2,509
   SmithKline Beecham                 285,600       14,566
   Tenet Healthcare*                  349,100        7,506
   Varian Associates                   78,300        4,463
   Vencor*                            243,370        7,697
                                                ----------
     Total Health Care                             142,821
                                                ----------
INSURANCE (6.2%)
   American International Group       163,450       15,405
   Chubb                              120,400        5,614
   General Re                          55,000        8,030
   ITT Hartford Group                 127,400        6,593
   MGIC Investment                     91,000        5,346
   PMI Group                          145,400        6,289
   Sphere Drake Holdings              306,000        2,984
   Travelers                          308,697       12,811
   Washington National                374,600        9,927
                                                ----------
     Total Insurance                                72,999
                                                ----------
LEISURE (6.6%)
   ITT*                               177,700       10,929
   Carnival                           716,800       21,325
   Marriott                           177,900        8,450
   Mattel                             207,300        5,649
   McDonald's                         397,100       19,110
   Walt Disney                        201,066       12,215
   Wendy's International               55,000          990
                                                ----------
     Total Leisure                                  78,668
                                                ----------
MACHINERY (0.8%)
   Deere                              215,400        8,966
                                                ----------
MEDIA (3.2%)
   Hollinger International            235,300        2,912
   McGraw-Hill                         34,000        1,594
   Tele-Communications, Cl A*         858,200       16,199
   Viacom, Cl B*                      377,721       16,006
   World Color Press*                  41,800          982
                                                ----------
     Total Media                                    37,693
                                                ----------
METALS & MINING (0.8%)
   Alumax*                             24,700          821
   Aluminum Company of America        137,800        8,492
   Worthington Industries              22,100          445
                                                ----------
     Total Metals & Mining                           9,758
                                                ----------
MISCELLANEOUS (2.5%)
   Eastman Kodak                       73,200        5,444
   Tyco International                 598,700       23,649
                                                 ----------
     Total Miscellaneous                            29,093
                                                ----------
PAPER & PAPER PRODUCTS (0.3%)
   Kimberly Clark                      51,100        3,724
                                                ----------
RETAIL (6.3%)
   Federated Department Stores*       342,200       11,849
   General Nutrition*                 128,900        1,998
   Home Depot                         534,032       27,302
   Intimate Brands                    198,100        4,284
   Melville                            40,200        1,633
   Office Depot*                      279,400        7,160

------------------------------------------------------------
                                                  MARKET
                                      SHARES    VALUE (000)
------------------------------------------------------------
RETAIL--CONTINUED
   Price/Costco*                       84,100    $   1,682
   Safeway*                            58,300        1,968
   Staples*                           149,100        2,982
   Wal-Mart Stores                    513,700       13,292
                                                ----------
     Total Retail                                   74,150
                                                ----------
TECHNOLOGY (11.6%)
   AMP                                  8,600          362
   Arrow Electronics*                 150,800        7,427
   Automatic Data Processing           73,000        2,801
   Bay Networks*                      140,800        4,083
   Cisco Systems*                     268,600       14,706
   CompuServe*                          7,500          186
   Ericsson Telephone ADR             254,700        5,874
   First Data                          41,900        3,342
   Hewlett Packard                     92,000        9,821
   IBM                                125,600       13,408
   Informix*                           61,700        1,404
   Intel                               65,500        4,945
   Microsoft*                         147,900       17,563
   Motorola                           206,100       13,757
   Oracle*                            300,950        9,969
   Scientific-Atlanta                 726,800       13,718
   Xerox                               92,100       14,494
                                                ----------
     Total Technology                              137,860
                                                ----------
TELEPHONES & TELECOMMUNICATION (3.5%)
   Airtouch Communications*            94,100        2,999
   Alltel                              44,800        1,411
   AT&T                               468,358       29,214
   BellSouth                           61,900        2,515
   Cellular Communications, Cl A*      70,000        3,763
   Pacific Telesis Group               48,100        1,605
                                                ----------
     Total Telephones &
       Telecommunication                            41,507
                                                ----------
TRANSPORTATION (2.1%)
   Burlington Northern Santa Fe       100,200        8,492
   Conrail                             21,800        1,531
   Southwest Airlines                 126,800        3,471
   Union Pacific                      162,700       11,409
                                                ----------
     Total Transportation                           24,903
                                                ----------
Total Common Stocks
     (Cost $966,088,933)                         1,101,130
                                                ----------

PREFERRED STOCKS (2.5%)
AIR TRANSPORTATION (0.6%)
   Continental Airline Financial,
     8.50% (A)                        110,000        7,205
                                                ----------
BROADCASTING, NEWSPAPERS &
   ADVERTISING (0.3%)
   SFX Broadcasting, Ser D (B)         70,000        3,614
                                                ----------
CONTAINERS & PACKAGING (0.2%)
   Crown Cork & Seal                   43,000        1,962
                                                ----------
PAPER & PAPER PRODUCTS (0.4%)
   International Paper CV, 5.25%      100,000        4,775
                                                ----------
PETROLEUM & FUEL PRODUCTS (0.4%)
   Occidental Petroleum (B)            80,000        4,890
                                                ----------
TELEPHONES &
   TELECOMMUNICATION (0.2%)
   TCI Communications CV, $2.125       50,000        2,300
                                                ----------
WHOLESALE (0.4%)
   Westinghouse Electric, Convertible
     to 0.885 Shares (B)              300,000        5,138
                                                ----------
Total Preferred Stocks
     (Cost $27,955,615)                             29,884
                                                ----------

STATEMENT OF NET ASSETS
============================================================
STI CLASSIC FUNDS  MAY 31, 1996


CAPITAL GROWTH FUND--CONCLUDED
------------------------------------------------------------
                                     FACE AMOUNT  MARKET
                                         (000)  VALUE (000)
------------------------------------------------------------

CONVERTIBLE BONDS (2.2%)
   Baker Hughes
     Zero Coupon, 05/05/08            $ 6,500      $ 4,436
   Continental Airlines Convertible
     to 16.5590 Shares
     6.750%, 04/15/06                   3,100        3,418
   Mariott, LYON (A) (B)
     Zero Coupon, 03/25/11              5,000        2,638
   Molten Metal Technology,
     Convertible to 25.8065 Shares (B)
     5.500%, 05/01/06                   2,000        1,985
   Noble Affiliates
     4.250%, 11/01/03                   2,500        2,603
   Tele Communications International,
     Convertible to 36.63 Shares
     4.500%, 02/15/06                   4,000        3,610
   Tenet Healthcare
     6.000%, 12/01/05                   4,500        4,770
   WMX Technologies
     2.000%, 01/24/05                   2,000        1,962
                                                ----------
Total Convertible Bonds
     (Cost $25,430,492)                             25,422
                                                ----------
REPURCHASE AGREEMENTS (1.6%)
   Salomon Brothers 5.33%, dated
     05/31/96, matures 06/03/96,
     repurchase price $14,986,982
     (collateralized by FHLMC
     obligation, par value $11,200,000,
     7.7291%, 06/15/23; and various
     FNMA obligations, total par
     value $123,624,662, 5.90%-9.50%,
     07/01/22-02/25/23: total
     market value $16,138,834)         14,980       14,980
   Swiss Bank 5.33%, dated
     05/31/96, matures 06/03/96,
     repurchase price $3,513,875
     (collateralized by U.S.
     Treasury Bond, par value
     $2,778,000, 9.875%, 11/15/15:
     market value $3,604,137)           3,512        3,512
                                                ----------
Total Repurchase Agreements
     (Cost $18,492,644)                             18,492
                                                ----------
Total Investments (99.3%)
     (Cost $1,037,967,684)                       1,174,928
                                                ----------
OTHER ASSETS AND LIABILITIES (0.7%)
Total Other Assets and Liabilities, Net              8,617
                                                ----------
NET ASSETS:
   Fund shares of the Trust Class (unlimited
     authorization --no par value) based
     on 65,851,300 outstanding shares of
     benefical interest                            740,420
   Fund shares of the Investor Class (unlimited
     authorization--no par value) based
     on 12,833,227 outstanding shares of
     beneficial interest                           146,753
   Fund shares of the Flex Class (unlimited
     authorization--no par value) based
     on 739,091 outstanding shares of
     beneficial interest                            10,094
   Undistributed net investment income               3,296
   Accumulated net realized gain on
     investments                                   146,022
   Unrealized appreciation on investments          136,960
                                                ----------
Total Net Assets (100.0%)                       $1,183,545
                                                ==========

Net Asset Value, Offering Price and
   Redemption Price Per Share--
   Trust Shares                                 $    14.90
                                                ==========

Net Asset Value and Redemption Price
   Per Share--Investor Shares                   $    14.89
                                                ==========

Maximum Public Offering Price Per Share--
   Investor Shares ($14.89 (DIVIDED BY) 96.25%) $    15.47
                                                ==========

Net Asset Value, Offering Price and
   Redemption Price Per Share--
   Flex Shares (1)                              $    14.84
                                                ==========

(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

BALANCED FUND
------------------------------------------------------------
                                                  MARKET
                                        SHARES  VALUE (000)
------------------------------------------------------------

COMMON STOCKS (55.7%)
AEROSPACE & DEFENSE (2.3%)
   Allied Signal                       18,800     $  1,029
   General Dynamics                     3,200          197
   Lockheed Martin                      4,000          336
   United Technologies                 10,900        1,192
                                                  --------
     Total Aerospace & Defense                       2,754
                                                  --------
AUTOMOTIVE (2.1%)
   General Motors                      13,300          733
   General Motors, Cl E                15,200          857
   Goodyear Tire & Rubber               8,200          414
   Lear*                               11,800          456
                                                  --------
     Total Automotive                                2,460
                                                  --------
BANKS (2.4%)
   Bank of Boston                       6,400          319
   BayBanks                             3,300          356
   Chase Manhattan Bank                22,400        1,568
   CoreStates Financial                 2,500           98
   Cullen/Frost Bankers                 3,900          201
   Signet Banking                       3,900          101
   Wells Fargo                            900          217
                                                  --------
     Total Banks                                     2,860
                                                  --------
BUILDING (0.9%)
   American Standard*                  18,700          554
   Foster Wheeler                      12,000          534
                                                  --------
     Total Building                                  1,088
                                                  --------
CHEMICALS (1.7%)
   Air Products & Chemicals             5,800          345
   Dow Chemical                         1,400          117
   E.I. du Pont de Nemours              6,700          534
   Hercules                            13,400          760
   Morton International                 6,000          228
                                                  --------
     Total Chemicals                                 1,984
                                                  --------
ELECTRICAL EQUIPMENT (2.5%)
   Emerson Electric                     4,700          402
   General Electric                    20,500        1,696
   General Signal                      23,300          891
                                                  --------
     Total Electrical Equipment                      2,989
                                                  --------
ENERGY (3.0%)
   Amoco                               13,700          993
   Atlantic Richfield                   2,800          335
   Dresser Industries                   8,800          257
   Enron                                7,700          308
   Halliburton                          1,500           84
   Kerr-McGee                           5,700          335
   Mobil                                6,700          756
   Schlumberger                         3,600          300
   Union Texas Petroleum                9,400          175
                                                  --------
     Total Energy                                    3,543
                                                  --------
ENVIRONMENTAL SERVICES (0.6%)
   Molten Metal Technology*            13,600          415
   WMX Technologies                     8,100          286
                                                  --------
     Total Environmental Services                      701
                                                  --------
FINANCIAL SERVICES (0.5%)
   FHLMC                                6,900          570
                                                  --------
FOOD, BEVERAGE, TOBACCO &
   HOUSEHOLD PRODUCTS (6.1%)
   Bush Boake Allen*                    5,300          131
   Coca Cola                            9,500          437
   Colgate-Palmolive                    3,500          276
   CPC International                   13,500          933
   Gillette                             4,200          248
   JP Foodservice *                     8,900          209
   Kellogg                              2,000          146
   Newell                              13,700          411
   PepsiCo                             33,300        1,107
   Philip Morris                       12,700        1,262

STATEMENT OF NET ASSETS
============================================================
STI CLASSIC FUNDS  MAY 31, 1996


BALANCED FUND--CONTINUED
------------------------------------------------------------
                                                  MARKET
                                        SHARES  VALUE (000)
------------------------------------------------------------
FOOD, BEVERAGE, TOBACCO &
   HOUSEHOLD PRODUCTS--CONTINUED
   Procter & Gamble                    13,900      $ 1,221
   Ralston-Ralston Purina Group         6,000          368
   Sara Lee                             5,700          190
   Sysco                                9,800          334
                                                  --------
     Total Food, Beverage, Tobacco
       & Household                                   7,273
                                                  --------
HEALTH CARE (7.4%)
   Abbott Laboratories                  6,600          285
   American Home Products               2,600          139
   Astra, Cl A  ADR                     3,600          164
   Boston Scientific*                   8,000          343
   Bristol-Myers Squibb                 5,600          478
   Columbia/HCA Healthcare             17,040          918
   Healthcare & Retirement*             6,000          217
   HEALTHSOUTH Rehabilitation*         12,284          430
   Johnson & Johnson                   16,800        1,636
   Medtronic                            3,200          180
   Merck                               20,100        1,299
   Pfizer                               6,000          425
   Pharmacia Upjohn ADR                 3,000          123
   Schering Plough                      2,600          152
   SmithKline Beecham                  16,900          862
   Tenet Healthcare*                   22,000          473
   Varian Associates                    6,100          348
   Vencor*                             12,400          392
                                                  --------
     Total Health Care                               8,864
                                                  --------
INSURANCE (3.8%)
   American International Group         9,700          914
   Chubb                               11,800          550
   General Re                           3,200          467
   ITT Hartford Group                   7,600          393
   MGIC Investment                      5,900          347
   PMI Group                            9,700          420
   Sphere Drake Holdings               21,000          205
   Travelers                           18,300          759
   Washington National                 19,500          517
                                                  --------
     Total Insurance                                 4,572
                                                  --------
LEISURE (4.8%)
   Carnival                            39,000        1,160
   ITT*                                10,500          646
   Marriott                             9,500          451
   Mattel                              11,750          320
   McDonald's                          29,700        1,429
   Viacom, Cl B*                       21,544          913
   Walt Disney                         11,195          680
   Wendy's International               10,000          180
                                                  --------
     Total Leisure                                   5,779
                                                  --------
MACHINERY (0.4%)
   Deere                               12,400          516
                                                  --------
MEDIA (0.5%)
   Tele-Communications, Cl A*          34,000          642
                                                  --------
METALS (0.6%)
   Alumax*                              1,400           47
   Aluminum Company of America          7,900          487
   Worthington Industries              12,000          242
                                                  --------
     Total Metals                                      776
                                                  --------
MISCELLANEOUS BUSINESS SERVICES (1.5%)
   Eastman Kodak                        5,400          402
   Tyco International                  35,600        1,406
                                                  --------
     Total Miscellaneous Business Services           1,808
                                                  --------
PAPER & PAPER PRODUCTS (0.2%)
   Kimberly Clark                       3,000          219
                                                  --------
RETAIL (3.7%)
   Federated Department Stores*        19,400          672
   General Nutrition*                   7,600          118
   Home Depot                          31,700        1,621
   Intimate Brands                     10,500          227
   Melville                             2,400           98
   Office Depot*                       11,100          284
   Price/Costco*                       12,700          254
   Safeway                              7,000          236
   Staples*                             4,700           94
   Wal-Mart Stores                     30,500          789
                                                  --------
     Total Retail                                    4,393
                                                  --------

------------------------------------------------------------
                                                  MARKET
                                        SHARES  VALUE (000)
------------------------------------------------------------
TECHNOLOGY (7.1%)
   AMP                                  3,600     $    152
   Arrow Electronics*                  10,500          517
   Automatic Data Processing            4,270          164
   Bay Networks*                        8,300          241
   Cisco Systems*                      16,100          881
   Ericsson Telephone ADR              15,100          348
   First Data                           4,400          351
   Hewlett Packard                      5,500          587
   IBM                                  8,800          939
   Intel                                3,400          257
   Microsoft*                           8,800        1,045
   Motorola                            12,200          814
   Oracle*                             17,900          593
   Scientific-Atlanta                  38,600          729
   Xerox                                5,400          850
                                                  --------
     Total Technology                                8,468
                                                  --------
TELEPHONES &
   TELECOMMUNICATION (2.0%)
   Airtouch Communications*             8,600          274
   Alltel                               4,100          129
   AT&T                                27,800        1,734
   BellSouth                            3,500          142
   Pacific Telesis Group                2,900           97
                                                  --------
     Total Telephones &
       Telecommunication                             2,376
                                                  --------
TRANSPORTATION (1.3%)
   Burlington Northern Santa Fe         6,300          534
   Conrail                              1,400           98
   Southwest Airlines                   8,300          227
   Union Pacific                        9,700          680
                                                  --------
     Total Transportation                            1,539
                                                  --------
UTILITIES (0.3%)
   Texas Utilities                      8,200          335
                                                  --------
Total Common Stocks
     (Cost $58,836,551)                             66,509
                                                  --------

------------------------------------------------------------
                                    SHARES/FACE   MARKET
                                   AMOUNT (000) VALUE (000)
------------------------------------------------------------
PREFERRED STOCKS (1.0%)
AIR TRANSPORTATION (0.3%)
   Continental Airline
     Financial, 8.50%                   5,000     $    328
                                                  --------
CONTAINERS & PACKAGING (0.4%)
   Crown Cork & Seal                   11,800          538
                                                  --------
PETROLEUM & FUEL PRODUCTS (0.3%)
   Occidental Petroleum (B)             6,000          367
                                                  --------
Total Preferred Stocks
     (Cost $1,172,700)                               1,233
                                                  --------
CORPORATE OBLIGATIONS (12.0%)
   Aristar Financial
     7.500%, 07/01/99                  $1,000        1,014
   AT&T Capital
     5.500%, 02/09/98                   1,000          985
   Capital One Bank
     6.660%, 08/17/98                     500          497
   Capital One Bank, MTN
     6.490%, 08/15/97                   1,000          998
   Ford Motor Credit, MTN
     6.110%, 12/28/01                   1,000          953
   General Electric Capital
     6.660%, 05/01/18                   1,000          988
   International Lease Finance
     8.125%, 01/15/98                   1,000        1,023
   Merrill Lynch
     7.375%, 05/15/06                   1,500        1,481
   Paine Webber
     6.250%, 06/15/98                   3,500        3,442
   Salomon
     6.700%, 12/01/98                   1,000          994
   Sears, MTN
     7.360%, 08/15/97                   1,000        1,013
   Societe Generale - NY
     7.400%, 06/01/06                   1,000          990
                                                  --------
Total Corporate Obligations
     (Cost $14,561,130)                             14,378
                                                  --------

STATEMENT OF NET ASSETS
============================================================
STI CLASSIC FUNDS  MAY 31, 1996


BALANCED FUND--CONCLUDED
------------------------------------------------------------
                                     FACE AMOUNT   MARKET
                                        (000)    VALUE (000)
------------------------------------------------------------
CONVERTIBLE BONDS (1.0%)
   Pennzoil, 4.75%
     4.750%, 10/01/03                  $  800     $    870
   Time Warner Finance, $1.24
     Zero Coupon, 06/22/13                900          372
                                                  --------
Total Convertible Bonds
     (Cost $1,216,874)                               1,242
                                                  --------

U.S. AGENCY MORTGAGE-BACKED
   OBLIGATIONS (5.5%)
   FHLMC
     8.000%, 06/01/02                     730          749
   FNMA
     8.500%, 04/01/17                     904          924
   GNMA
     6.500%, 12/15/23                   2,458        2,275
     9.000%, 11/15/17                   2,500        2,653
                                                  --------
Total U.S. Agency Mortgage-Backed
     Obligations
     (Cost $6,639,387)                               6,601
                                                  --------

U.S. TREASURY OBLIGATIONS (21.7%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                   4,000        4,142
     8.125%, 08/15/19                   3,750        4,144
   U.S. Treasury Notes
     5.625%, 01/31/98                     250          248
     7.500%, 10/31/99                   1,500        1,542
     6.250%, 08/31/00                   4,500        4,436
     7.500%, 11/15/01                     750          777
     7.500%, 05/15/02                   3,500        3,637
     5.750%, 08/15/03                   7,500        7,060
                                                  --------
Total U.S. Treasury Obligations
     (Cost $26,837,668)                             25,986
                                                  --------
REPURCHASE AGREEMENT (4.0%)
   Merrill Lynch 5.31%, dated
     05/31/96, matures 06/03/96,
     repurchase price $4,754,406
     (collateralized by FHLMC ARM,
     par value $8,062,000, 7.86%,
     04/01/24: total market value
     $4,929,158)                        4,752        4,752
                                                  --------
Total Repurchase Agreement
     (Cost $4,752,303)                               4,752
                                                  --------
Total Investments (100.9%)
     (Cost $114,016,613)                           120,701
                                                  --------

OTHER ASSETS AND LIABILITIES (-0.9%)
Total Other Assets and Liabilities, Net             (1,036)
                                                  --------
NET ASSETS:
   Fund shares of the Trust Class (unlimited
     authorization --no par value) based
     on 9,665,824 outstanding shares of
     benefical interest                             97,978
   Fund shares of the Investor Class (unlimited
     authorization--no par value) based on
     422,202 outstanding shares of
     beneficial interest                             4,229
   Fund shares of the Flex Class (unlimited
     authorization--no par value) based on
     271,519 outstanding shares of
     beneficial interest                             2,980
   Undistributed net investment income                 527
   Accumulated net realized gain on
     investments                                     7,267
   Unrealized appreciation on investments            6,684
                                                  --------

Total Net Assets (100.0%)                         $119,665
                                                  ========

----------------------------------------------------------

----------------------------------------------------------
Net Asset Value, Offering Price and
   Redemption Price Per Share--
   Trust Shares                                   $  11.55
                                                  ========

Net Asset Value and Redemption
   Price Per Share--Investor Shares               $  11.60
                                                  ========


Maximum Public Offering Price Per
   Share--Investor Shares
   ($11.60 (DIVIDED BY) 96.25%)                   $  12.05
                                                  ========

Net Asset Value, Offering Price and
   Redemption Price Per Share--
   Flex Shares (1)                                $  11.53
                                                  ========

(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

STATEMENT OF NET ASSETS
============================================================
STI CLASSIC FUNDS  MAY 31, 1996


INTERNATIONAL EQUITY INDEX FUND
------------------------------------------------------------
                                                  MARKET
                                        SHARES  VALUE (000)
------------------------------------------------------------
FOREIGN COMMON STOCKS (97.6%)
AUSTRALIA (2.4%)
   Amcor                               13,361     $     91
   Broken Hill Proprietary             39,869          601
   Coles Myer                          40,644          149
   CRA                                  9,418          153
   CSR                                 27,994          102
   Lend Lease                           9,731          152
   Mount Isa Mines Holdings            42,910           61
   National Australia Bank             38,256          359
   Newscorp                            33,881          190
   Pacific Dunlop                      68,655          148
   Western Mining                      25,702          195
   Westpac Banking                     36,880          172
                                                  --------
     Total Australia                                 2,373
                                                  --------
AUSTRIA (1.7%)
   Bank of Austria                      5,549          517
   Creditanstalt Bankverein             4,114          290
   Ea - Generali                          720          236
   Oest El Wirtsch , Cl A               3,274          250
   OMV                                  2,270          235
   Wienerberger Baustoff                  570          118
                                                  --------
     Total Austria                                   1,646
                                                  --------
BELGIUM (1.8%)
   Bekaert                                150          128
   Delhaize Freres                      2,100          107
   Electrabel                           1,000          215
   Fortis                               1,400          189
   Generale Banque                        470          163
   Groupe Bruxelles Lambert               700           93
   Kredietbank                            540          157
   Petrofina                              600          179
   Royale Belge                           500          101
   Solvay, Cl A                           275          165
   Tractabel                              350          155
   Union Minere*                          680           51
                                                  --------
     Total Belgium                                   1,703
                                                  --------
DENMARK (1.0%)
   Carlsberg, Cl B                      1,540           86
   D/S 1912, Cl B                           6          132
   D/S Svendborg, Cl B                      5          163
   Danisco                              3,040          147
   Novo Nordisk, Cl B                   1,490          205
   Sophus Berendsen, Cl B                 410           55
   Tele Danmark, Cl B                   3,958          195
                                                  --------
     Total Denmark                                     983
                                                  --------
FINLAND (0.5%)
   Merita*                             16,000           34
   Nokia, Cl K                          3,700          161
   Outokumpu Oy Akt, Cl A               3,500           62
   UPM - Kymmene                       11,900          229
                                                  --------
     Total Finland                                     486
                                                  --------
FRANCE (10.9%)
   Accor                                1,197          173
   Air Liquide                          2,497          435
   Alcatel Alsthom                      4,183          381
   Axa                                  5,898          335
   Banque National Paris, Cl A          4,950          186
   Bouygues                             1,800          196
   Carrefour                              669          367
   Carrefour Bonus Rights*                668          184
   Cie Bancaire                         1,660          182
   Cie de Saint Gobain                  3,826          489
   Cie Financiara Paribas               4,093          249
   Cie Generale des Eaux                2,945          315
   Compagnie de Suez                    5,063          196
   CSF Thomson                          7,000          183
   Elf Aquitaine                        8,312          602
   Elf Sanofi                           4,123          317
   Eridania Beghin - Say                1,709          268
   Groupe Danone                        2,414          353
   Havas                                3,700          317
   Lafarge Coppee                       2,218          146
   Legrand                                950          168
   L'Oreal                              2,213          674
   Louis Vuitton - Moet Hennessy        3,837          932
   Lyonnaise des Eaux Dumez             2,050          199
   Michelin, Cl B                       4,244          214
   Pernod - Ricard                      3,729          245
   Peugeot                              2,290          319
   Pinault - Printemps Redoute            550          170

-----------------------------------------------------------------
                                                       MARKET
                                             SHARES  VALUE (000)
-----------------------------------------------------------------
FRANCE--CONTINUED
   Promodes                                    650     $    170
   Rhone - Poulenc, Cl A                    13,550          338
   Schneider                                 6,627          307
   Societe Generale                          2,630          280
   Total Compaigne, Cl B                     6,920          501
   Unibail                                   1,850          192
                                                       --------
     Total France                                        10,583
                                                       --------
GERMANY (16.4%)
   Aachener & Munchener Bete                   216          136
   Allianz                                   1,208        2,002
   Asko Deutche Kaufhaus                       156          106
   BASF                                      2,755          766
   Bayer                                     3,211        1,076
   Bayerische Hypotheken und
     Wechselbank                             9,900          250
   Bayerische Vereinsbank                    9,760          275
   Biersdorf                                   167          152
   Bremer Vulkan Verbund*                      788            2
   Colonia Konzern                             156          102
   Daimler - Benz*                           2,123        1,166
   Degussa                                     399          137
   Deutsche Bank                            26,770        1,258
   Dresdner Bank Frankfurt                  20,600          517
   Heidelberger Zement                         299          196
   Hochtief                                    676          297
   Karstadt                                  1,025          402
   Kaufhof                                     821          284
   Linde                                       341          218
   Lufthansa                                 2,108          325
   Man Muenchen                                531          137
   Mannesmann                                1,103          384
   Munchener Ruckvers                          356          631
   Preussag                                  1,261          321
   RWE                                      15,240          600
   SAP                                       2,800          381
   Schering                                  4,610          347
   Siemens                                  25,340        1,421
   Strabag                                      90            9
   Thyssen                                   1,351          250
   Veba                                     19,110        1,001
   Viag                                      1,133          440
   Volkswagen                                1,061          374
                                                       --------
     Total Germany                                       15,963
                                                       --------
HONG KONG (1.0%)
   Cathay Pacific Airways                   45,000           83
   Cheung Kong Holdings                     18,000          133
   China Light & Power                      15,000           71
   Hang Seng Bank                           14,900          156
   Hong Kong Telecommunications             92,000          171
   Hutchison Whampoa                        22,000          141
   Sun Hung Kai Properties                  14,000          143
   Swire Pacific, Cl A                       9,000           80
                                                       --------
     Total Hong Kong                                        978
                                                       --------
ITALY (9.0%)
   Assicurazioni Generali                   67,575        1,607
   Banca Commerciale Italiana               68,500          145
   Banco Ambrosian                          37,000          104
   Benetton Group                           14,500          178
   Credito Italiano                        245,000          305
   Edison                                   52,000          303
   Fiat                                    275,000          971
   Fiat Non-Convertible                     42,000           78
   Fidis                                    44,000          125
   Finanziaria Autogrill*                      640            1
   Istituto Bancario san Paolo di Torino    75,000        459
   Istituto Nazionale                      323,919          486
   Italgas                                  80,000          289
   Mediobanca                               41,400          287
   Montedison*                             182,000          111
   Olivetti*                               252,500          158
   Parmalat Finanziaria                    102,800          129
   Pirelli                                 120,000          198
   RAS                                      34,835          369
   Sirti                                    19,500          125
   SME Meridonale di Electric               31,640           36
   Telecom Italia                          410,000          821
   Telecom Italia di Risp                   88,000          149
   Telecom Italia Mobile                   515,946        1,103
   Telecom Italia Mobile di Risp           154,164          213
                                                       --------
     Total Italy                                          8,750
                                                       --------
JAPAN (33.8%)
   Ajinomoto                                16,000          193
   Asahi Bank                               37,000          446
   Asahi Chemical Industries                46,000          334
   Asahi Glass                              31,000          374

STATEMENT OF NET ASSETS
============================================================
STI CLASSIC FUNDS  MAY 31, 1996


INTERNATIONAL EQUITY INDEX FUND--CONTINUED
------------------------------------------------------------
                                                  MARKET
                                        SHARES  VALUE (000)
------------------------------------------------------------
JAPAN--CONTINUED
   Bank of Tokyo - Mitsubushi*         24,800      $   589
   Bank of Yokohama                    11,000           94
   Bridgestone                         21,000          366
   Chiba Bank                          12,000          104
   Chiyoda                              5,000           56
   Citizen Watch                       17,000          139
   Cosmo Oil                           48,000          313
   Dai-Ichi Kangyo Bank                45,000          814
   Dai Nippon Printing                 25,000          464
   Daiei                               11,000          135
   Daimaru                             17,000          124
   Daiwa Kosho Lease                   11,000          115
   Daiwa Securities                    24,000          323
   Ebara                               11,000          167
   Fanuc                                4,300          168
   Fuji Bank                           42,000          915
   Fuji Photo Film                      9,000          280
   Fujitsu                             22,000          200
   Furukawa Electric                   39,000          230
   Hankyu                              48,000          287
   Hitachi                             54,000          501
   Honda Motor                         16,000          386
   Industrial Bank of Japan            38,000          980
   Ito Ham Foods                        1,000            8
   Ito Yokado                           5,000          284
   Itochu                              31,000          223
   Japan Air Lines*                    49,000          396
   Japan Energy                        41,000          159
   Joyo Bank                           13,000          102
   Jusco                                5,000          148
   Kansai Electric Power               13,800          319
   Kao                                 23,000          307
   Kawasaki Steel                      46,000          171
   Kinki Nippon Railway                26,780          198
   Kirin Brewery                       21,000          261
   Kobe Steel*                         60,000          166
   Komatsu                             13,000          124
   Kubota                              37,000          248
   Kyocera                              4,000          274
   Marui                                6,000          124
   Matsushita Electric                 33,000          569
   Mitsubishi                          21,000          288
   Mitsubishi Chemical                 45,000          223
   Mitsubishi Electric                 62,000          425
   Mitsubishi Estate                   35,000          490
   Mitsubishi Heavy Industries         65,000          560
   Mitsubishi Materials                47,000          275
   Mitsubishi Steel*                   13,000           71
   Mitsubishi Trust & Banking          23,000          384
   Mitsui                              23,000          212
   Mitsui Trust & Banking              28,000          309
   Mitsukoshi                          16,000          177
   Murata Manufacturing                 3,000          110
   NEC                                 32,000          353
   New Oji Paper                       39,000          341
   Nichido Fire & Marine Insurance     15,750          128
   Nippon Express                      38,000          381
   Nippon Oil                          36,000          239
   Nippon Paper Industries             30,000          202
   Nippon Sharyo                        5,000           50
   Nippon Steel                        88,000          299
   Nippon Yusen                        27,000          159
   Nippondenso                         26,000          562
   Nissan Motor                        45,000          371
   NKK*                                24,000           70
   Nomura Securities                   35,000          662
   Obayashi                            44,000          406
   Odakyu Electric Railway             24,720          165
   Olympus Optical                      8,000           82
   Osaka Gas                           44,000          172
   Ricoh                               20,000          202
   Sakura Bank                         48,000          525
   Sankyo                              16,000          380
   Sanyo Electric                      32,000          191
   Sega Enterprises                     1,600           75
   Sekisui Chemical                    16,000          190
   Sekisui House                        7,000           82
   Seven Eleven                         7,000          428
   Sharp                               16,000          261
   Shimizu                             21,000          241
   Shin - Etsu Chemical                 9,450          189
   Shizuoka Bank                       13,000          169
   Skylark                              3,000           61
   Sony                                 6,000          382
   Sumitomo Bank                       58,000        1,145

------------------------------------------------------------
                                                  MARKET
                                        SHARES  VALUE (000)
------------------------------------------------------------
JAPAN--CONTINUED
   Sumitomo Chemical                   47,000     $    235
   Sumitomo Metal                      42,000          130
   Taisei                              61,000          461
   Takeda Chemical                     33,000          548
   Teijin                              28,000          145
   Tobu Railway                        23,000          149
   Tohoku Electric Power                8,600          196
   Tokai Bank                          29,000          363
   Tokio Marine & Fire Insurance       34,000          441
   Tokyo Electric Power                16,600          426
   Tokyo Electronics                    5,000          154
   Tokyo Gas                           36,000          137
   Tokyu                               42,000          315
   Toppan Printing                     11,000          157
   Toray                               38,000          257
   Tostem                               5,000          146
   Toto                                18,000          265
   Toyo Seikan Kaisha                   5,000          179
   Toyoda Automatic Loom                8,000          162
   Toyota Motor                        65,000        1,489
   Yamaichi Securities                 28,000          203
   Yamanouchi Pharmaceutical           18,000          389
   Yasuda Trust & Banking              20,000          121
                                                  --------
     Total Japan                                    32,933
                                                  --------
NETHERLANDS (2.7%)
   ABN-Amro Holdings                    3,850          212
   Akzo Nobel                             970          117
   International Nederlanden            4,477          369
   Koninklijke                          5,370          194
   Koninklijke Nederlanden
     Papierfabriek                      2,724           68
   Philips Electronics                  3,742          133
   Royal Dutch Petroleum                7,190        1,091
   Unilever                             1,850          252
   Wolters Kluwer                       1,761          197
                                                  --------
     Total Netherlands                               2,633
                                                  --------
NORWAY (1.0%)
   Bergesen, Cl A                       5,700          111
   Hafslund Nycomed, Cl B               5,900           41
   Kvaerner                             2,250           88
   Norsk Hydro                         12,200          579
   Nycomed, Cl B*                       5,900          119
   Uni Storebrand*                     16,012           77
                                                  --------
     Total Norway                                    1,015
                                                  --------
SPAIN (3.8%)
   Argentaria Bancaria de Espana        4,616          193
   Autopistas CESA                     12,879          139
   Banco Bilbao Vizcaya                 7,937          300
   Banco Central Hispano                5,523          111
   Banco de Santander                   5,066          231
   Dragados Construccion                6,786           91
   Empresa Nacional de Electricidad    10,736          667
   Fomento de Construcciones Contratas    958           77
   Gas Natural                          1,322          233
   Iberdola                            37,946          385
   Mapfre                               1,018           50
   Repsol                              12,707          435
   Telefonica de Espana                37,645          676
   Union Electrica Fenosa              26,994          164
                                                  --------
     Total Spain                                     3,752
                                                  --------
SWEDEN (1.9%)
   Asea, Cl A                           1,950          202
   Astra, Cl A                         14,150          647
   Electrolux, Cl B                     1,300           66
   Ericsson, Cl B                      18,400          412
   Skandinaviska Enskilda Banken       13,500          106
   Skanska, Cl B                        2,500           81
   Stora Kopparbergs Bergslags, Cl A    5,000           67
   Svenska Cellulosa, Cl B              7,000          137
   Swedish Match                        4,500           15
   Volvo, Cl B                          4,500           95
                                                  --------
     Total Sweden                                    1,828
                                                  --------
SWITZERLAND (2.0%)
   Asea Brown Boveri                       60           72
   Ciba - Geigy                           320          353
   Nestle                                 372          420
   Roche Holdings, Genusshein              34          261
   Roche Holdlings, Bearer                 12          146

STATEMENT OF NET ASSETS
============================================================
STI CLASSIC FUNDS  MAY 31, 1996


INTERNATIONAL EQUITY INDEX FUND--CONCLUDED
------------------------------------------------------------
                                                  MARKET
                                        SHARES  VALUE (000)
------------------------------------------------------------

SWITZERLAND--CONTINUED
   Sandoz Pharmaceutical, Cl R            300     $    312
   Schweizerische Bankgesellschaft        200          187
   Schweizerische Bankverein            1,300          231
                                                  --------
     Total Switzerland                               1,982
                                                  --------
UNITED KINGDOM (7.7%)
   Abbey National                      32,519          279
   B.A.T. Industries                   36,624          295
   Barclays Bank                       28,563          333
   Bass                                17,787          225
   Blue Circle Industries              46,936          256
   British Gas                         20,778           61
   British Petroleum                   93,113          802
   British Telecommunications          55,837          308
   BTR                                 47,897          209
   Cable & Wireless                    29,090          200
   General Electric                    61,851          357
   Glaxo Wellcome                      31,899          416
   Grand Metropolitan                  39,465          266
   Great Universal Stores              14,129          149
   Guinness                            42,734          308
   Hanson Trust                       128,670          373
   HSBC Holdings HK$10                 22,268          338
   HSBC Holdings, Ordinary             12,295          187
   Imperial Chemical                   15,754          208
   Marks & Spencer                     48,514          348
   National Power                      11,877           96
   Reuters Holdings                    24,899          290
   Rio Tinto Zinc                      20,914          326
   RMC Group                            6,371           99
   Sainsbury, J.                       22,515          138
   SmithKline Beecham, Cl A            24,760          252
   Unilever                            13,002          242
   Vodafone Groupe                     36,942          146
                                                  --------
     Total United Kingdom                            7,507
                                                  --------
Total Foreign Common Stocks
     (Cost $86,238,260)                             95,115
                                                  --------

------------------------------------------------------------
                                  SHARES/FACE     MARKET
                                  AMOUNT (000)  VALUE (000)
------------------------------------------------------------
FOREIGN PREFERRED STOCKS (1.2%)
AUSTRALIA (0.1%)
   Newscorp                            22,401     $    109
                                                  --------
AUSTRIA (0.2%)
   Creditanstalt Bankverein             3,876          211
                                                  --------
FINLAND (0.1%)
   Nokia, Cl A                          2,600          113
                                                  --------
GERMANY (0.7%)
   RWE                                  8,480          262
   SAP                                  2,130          295
   Volkswagen                             197           53
                                                  --------
     Total Germany                                     610
                                                  --------
ITALY (0.1%)
   Fiat                                42,800           80
                                                  --------
Total Foreign Preferred Stocks
     (Cost $1,032,723)                               1,123
                                                  --------
CASH EQUIVALENT (0.2%)
   Highmark Diversified Money
     Market Fund (A)
     4.670%                            $  257          257
                                                  --------
Total Cash Equivalent
     (Cost $256,765)                                   257
                                                  --------
Total Investments (99.0%)
     (Cost $87,527,748)                             96,495
                                                  --------
OTHER ASSETS AND LIABILITIES (1.0%)
Total Other Assets and Liabilities, Net                999
                                                  --------
NET ASSETS:
Fund shares of the Trust Shares
     (unlimited authorization --
     no par value) based on
     8,304,051 outstanding shares
     of beneficial interest                         81,977

------------------------------------------------------------
                                                  MARKET
                                                VALUE (000)
------------------------------------------------------------
Fund shares of the Investor Shares
     (unlimited authorization --
     no par value) based on
     514,693 outstanding shares
     of beneficial interest                       $  5,175
Fund shares of the Flex Shares
     (unlimited authorization --
     no par value) based
     on 84,360 outstanding shares
     of beneficial interest                            878
Undistributed net investment income                    232
Accumulated net realized gain
     on investments                                    269
Net unrealized appreciation
     on investments                                  8,967
Net unrealized depreciation on
     foreign currency and translation
     of other assets and liabilities in
     foreign currency                                   (4)
                                                  --------
Total Net Assets (100.0%)                         $ 97,494
                                                  ========

Net Asset Value, Offering Price and
     Redemption Price Per Share --
     Trust Shares                                 $  10.96
                                                  ========

Net Asset Value and Redemption
     Price Per Share-- Investor Shares            $  10.88
                                                  ========
Maximum Public Offering
     Price Per Share -- Investor Shares
     ($10.88 (DIVIDE) 96.25%)                     $  11.30
                                                  ========
Net Asset Value, Offering Price and
     Redemption Price Per Share --
     Flex Shares (1)                              $  10.87
                                                  ========
(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

SCHEDULE OF INVESTMENTS
============================================================
STI CLASSIC FUNDS  MAY 31, 1996


INTERNATIONAL EQUITY FUND
------------------------------------------------------------
                                                  MARKET
                                       SHARES   VALUE (000)
------------------------------------------------------------
FOREIGN COMMON STOCKS (95.7%)
ARGENTINA (0.8%)
   Compania Inversiones Telefonica     30,000     $  1,755
                                                  --------
AUSTRALIA (3.6%)
   Comalco                            420,000        2,463
   Leighton Holdings                  560,000        1,881
   Newscorp                           125,779          706
   QBE Insurance                       88,632          506
   Queensland Nickel                  900,000        2,191
                                                  --------
     Total Australia                                 7,747
                                                  --------
BRAZIL (2.2%)
   Telecom Brasileiras ADR             43,800        2,820
   Usiminas ADR                       180,000        1,947
                                                  --------
     Total Brazil                                    4,767
                                                  --------
CANADA (3.5%)
   Alcan Aluminum                      60,000        1,965
   Bank of Montreal                    85,000        2,022
   CAE                                224,988        1,946
   Noranda                             83,000        1,793
                                                  --------
     Total Canada                                    7,726
                                                  --------
CROATIA (0.2%)
   Pliva GDR*                          14,700          454
                                                  --------
DENMARK (1.8%)
   Novo Nordisk, Cl B                  12,700        1,745
   Sophus Berendsen, Cl B              16,000        2,130
                                                  --------
     Total Denmark                                   3,875
                                                  --------
FINLAND (6.5%)
   Cultor, Ser 2                      117,700        5,571
   Finnair, Ser 1                     220,000        1,760
   Konecranes International*           50,000        1,221
   Metra, Cl B                         27,800        1,304
   Tietotehdas, Cl B                   50,000        2,271
   UPM - Kymmene                      110,000        2,120
                                                  --------
     Total Finland                                  14,247
                                                  --------
FRANCE (6.0%)
   B.I.S.*                             11,135     $  1,445
   Christian Dior                      42,350        5,986
   Lagardere Groupe                    87,500        2,377
   Michelin, Cl B                      40,000        2,018
   Societe Generale                    11,000        1,171
                                                  --------
     Total France                                   12,997
                                                  --------
GERMANY (3.8%)
   Hoechst                              3,000        1,003
   Mannesmann                           3,500        1,217
   Siemens                             32,000        1,795
   Veba                                59,600        3,121
   Wella                                2,000        1,066
                                                  --------
     Total Germany                                   8,202
                                                  --------
HONG KONG (2.7%)
   Cheung Kong Holdings               300,000        2,220
   Esprit Asia Holdings             1,066,000          355
   HSBC Holdings                      142,000        2,147
   Swire Pacific, Cl A                125,000        1,111
                                                  --------
     Total Hong Kong                                 5,833
                                                  --------
INDONESIA (1.3%)
   Asahimas Flat Glass                800,000          926
   Indorama Synthetic, F              364,500        1,016
   Tambang Timah, F                   500,000          986
                                                  --------
     Total Indonesia                                 2,928
                                                  --------
IRELAND (0.2%)
   CRH - Dublin                        36,661          346
                                                  --------
ISRAEL (0.8%)
   Comverse Technology*                40,700        1,196
   Koor Industries ADR                 30,700          553
                                                  --------
     Total Israel                                    1,749
                                                  --------

------------------------------------------------------------
                                                  MARKET
                                       SHARES   VALUE (000)
------------------------------------------------------------
ITALY (2.4%)
   Cartiere Burgo                     336,000     $  2,084
   Instituto Mobiliare Italiano       130,000        1,063
   Saipem                             500,000        2,051
                                                  --------
     Total Italy                                     5,198
                                                  --------
JAPAN (15.2%)
   Amway Japan ADR                     87,900        2,110
   Canon                              282,000        5,543
   Dai Nippon Printing                177,000        3,282
   Fuji Photo Film                    108,000        3,365
   Mitsubishi Heavy Industries        475,000        4,092
   Nippon Television Network           11,000        3,121
   Omron                              119,000        2,416
   Paris Miki                          51,700        2,267
   Sanyo Shinpan Finance               13,300          911
   Sony                                95,400        6,077
                                                  --------
     Total Japan                                    33,184
                                                  --------
MEXICO (4.0%)
   Alfa, Cl A                         270,000        4,381
   Panamerican Beverages, Cl A        103,000        4,326
                                                  --------
     Total Mexico                                    8,707
                                                  --------
NETHERLANDS (8.6%)
   ABN - Amro Holding                  46,000        2,537
   Dutch State Mines                   17,500        1,797
   Fortis AMEV                         56,000        4,364
   Hollandsche Beton Groep             11,000        2,054
   IHC Caland                          24,200        1,117
   International Nederlanden           55,000        4,528
   VNU                                140,000        2,295
                                                  --------
     Total Netherlands                              18,692
                                                  --------
NEW ZEALAND (0.3%)
   Fletcher Challenge Building
     Division                         297,500          604
                                                  --------
PANAMA (1.2%)
   Banco Latinamericano
     de Exportaciones                  44,800     $  2,570
                                                  --------
PERU (1.8%)
   Credicorp                          102,707        1,900
   Telefonica del Peru, Cl B          971,569        1,923
                                                  --------
     Total Peru                                      3,823
                                                  --------
PHILIPPINES (2.0%)
   Benpres Holdings GDR*              519,961        4,290
                                                  --------
SOUTH AFRICA (0.7%)
   Rembrandt Group                    173,000        1,540
                                                  --------
SOUTH KOREA (0.6%)
   Korea Chemical                      10,000        1,253
                                                  --------
SPAIN (3.4%)
   Repsol                              36,000        1,232
   Telefonica de Espana               349,000        6,268
                                                  --------
     Total Spain                                     7,500
                                                  --------
SWEDEN (8.5%)
   Avesta Sheffield*                  170,200        1,733
   Cardo                               80,000        1,754
   Dahl International*                 45,000          616
   Ericsson, Cl B                     108,100        2,419
   Gettinge, Cl B                     213,300        3,900
   Pharmacia & Upjohn                  50,000        2,044
   SKF, Cl B                           70,000        1,571
   Svedala Industrial                 236,800        4,541
                                                  --------
     Total Sweden                                   18,578
                                                  --------

SCHEDULE OF INVESTMENTS
============================================================
STI CLASSIC FUNDS  MAY 31, 1996


INTERNATIONAL EQUITY FUND--CONCLUDED
------------------------------------------------------------
                                                  MARKET
                                       SHARES   VALUE (000)
------------------------------------------------------------
SWITZERLAND (4.0%)
   Asea Brown Boveri                    1,315     $  1,575
   Ciba - Geigy                         2,100        2,314
   Sandoz Pharmaceutical                1,300        1,351
   SMH                                 13,700        2,127
   Societe Generale de Surveillance       640        1,444
                                                  --------
     Total Switzerland                               8,811
                                                  --------
UNITED KINGDOM (9.6%)
   Astec                              457,000        1,063
   Bank of Ireland                    301,055        2,128
   B.A.T. Industries                  520,000        4,184
   British Airport Authority          200,000        1,522
   CRH - Dublin                       139,545        1,330
   Grand Metropolitan                 205,000        1,382
   National Power                     150,000        1,212
   Orange ADR*                        283,000        5,377
   Rank Organisation                  207,000        1,643
   Unilever                            55,000        1,023
                                                  --------
     Total United Kingdom                           20,864
                                                  --------

Total Foreign Common Stocks
     (Cost $194,622,776)                          $208,240
                                                  --------
Total Investments (95.7% of Net Assets)
     (Cost $194,622,776)                          $208,240
                                                  ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

STATEMENT OF NET ASSETS
==================================================================
STI CLASSIC FUNDS  MAY 31, 1996



SUNBELT EQUITY FUND
------------------------------------------------------------------
                                                        MARKET
                                             SHARES   VALUE (000)
------------------------------------------------------------------
COMMON STOCKS (96.3%)
AEROSPACE & DEFENSE (1.1%)
  Tech-Sym *                                 146,316     $  4,993
                                                         --------
AIR TRANSPORTATION (3.9%)
  Atlantic Southeast Airlines                190,960        5,060
  Comair                                     318,408        8,358
  Southwest Airlines                         139,901        3,830
                                                         --------
    Total Air Transportation                               17,248
                                                         --------
BANKS (2.8%)
  CCB Financial                               64,475        3,353
  Eagle Bancshares                            78,426        1,314
  First Tennessee National                   125,577        4,223
  Hibernia, Cl A                             230,693        2,538
  Texas Regional Bancshares, Cl A             43,740        1,072
                                                         --------
    Total Banks                                            12,500
                                                         --------
BUILDING & CONSTRUCTION (1.0%)
  Beazer Homes USA*                           89,605        1,534
  Centex                                      89,994        2,711
                                                         --------
    Total Building & Construction                           4,245
                                                         --------
BUILDING & CONSTRUCTION SUPPLIES (1.4%)
  American Buildings*                        111,881        3,440
  NCI Building Systems*                       78,427        2,686
                                                         --------
    Total Building & Construction Supplies                  6,126
                                                         --------
BUILDING-MOBILE HOMES (2.9%)
  Clayton Homes                              167,943        3,233
  Oakwood Homes                               65,759        3,189
  Palm Harbor Homes*                         100,222        2,781
  Redman Industries*                         175,439        3,838
                                                         --------
    Total Building-Mobile Homes                            13,041
                                                         --------
COMMUNICATIONS EQUIPMENT (1.3%)
  Glenayre Technologies*                     113,833        5,606
                                                         --------
COMPUTER SOFTWARE & SERVICES (5.1%)
  Harbinger*                                 102,328        2,456
  Landmark Graphics*                         148,237        2,779
  National Data                              115,701        4,368
  Nichols Research*                          129,689        4,182
  Optical Data Systems*                       47,458        1,092
  SCB Computer Technology*                    82,993        1,743
  Sterling Commerce*                          64,475        2,829
  Sterling Software*                          40,622        3,270
                                                         --------
    Total Computer Software & Services                     22,719
                                                         --------
ELECTRONICS (0.7%)
  SCI Systems*                                73,747        3,319
                                                         --------
ENVIRONMENTAL SERVICES (1.0%)
  USA Waste Services*                        147,491        4,351
                                                         --------
FINANCE-MORTGAGE (0.6%)
  Triad Guaranty*                             80,530        2,879
                                                         --------
FINANCE-REIT (1.7%)
  Equity Inns                                259,867        3,086
  Felcor Suite Hotels                        104,828        3,237
  Winston Hotels                             115,953        1,333
                                                         --------
    Total Finance-REIT                                      7,656
                                                         --------
FINANCIAL SERVICES (3.2%)
  Capital One Financial                      110,620        3,360
  Medaphis*                                  284,812       10,752
                                                         --------
    Total Financial Services                               14,112
                                                         --------
FOOD, BEVERAGE & TOBACCO (1.0%)
  Tyson Foods                                174,961        4,287
                                                         --------
HOTELS & LODGING (1.1%)
  Promus Hotel*                              175,392        4,823
                                                         --------
INSURANCE (3.9%)
  Compdent*                                  135,960        6,594
  Jefferson-Pilot                             65,080        3,343
  Provident*                                  92,296        3,311
  United  Finance                            136,100        4,134
                                                         --------
    Total Insurance                                        17,382
                                                         --------

STATEMENT OF NET ASSETS
================================================================
STI CLASSIC FUNDS  MAY 31, 1996


SUNBELT EQUITY FUND--CONTINUED
----------------------------------------------------------------
                                                      MARKET
                                            SHARES   VALUE (000)
----------------------------------------------------------------
LEISURE (1.1%)
  Play By Play Toys & Novelties*             92,182     $  1,302
  Varsity Spirit                            209,341        3,506
                                                        --------
    Total Leisure                                          4,808
                                                        --------
LUMBER & WOOD PRODUCTS (0.6%)
  American Homestar*                        119,786        2,665
                                                        --------
MACHINERY (4.5%)
  Agco                                       92,182        2,777
  Blount International                      330,327       10,983
  Greenfield Industries                     116,591        4,401
  Roper Industries                           40,601        1,908
                                                        --------
    Total Machinery                                       20,069
                                                        --------
MEASURING DEVICES (3.1%)
  Input/Output                              344,567       13,912
                                                        --------
MEDICAL PRODUCTS & SERVICES (4.7%)
  Gulf South Medical Supply*                210,931       10,072
  Phycor*                                   116,439        6,317
  Quorum Health Group*                      186,951        4,791
                                                        --------
    Total Medical Products & Services                     21,180
                                                        --------
METAL PRODUCTS & SERVICES (2.5%)
  Citation*                                 283,174        4,177
  Imco Recycling                            110,745        2,575
  Wolverine Tube*                           113,942        4,159
                                                        --------
    Total Metal Products & Services                       10,911
                                                        --------
MISCELLANEOUS BUSINESS SERVICES (2.8%)
  Norrell                                   106,725        4,416
  PMT Services*                             231,008        7,854
                                                        --------
    Total Miscellaneous Business Services                 12,270
                                                        --------
MISCELLANEOUS CONSUMER SERVICES (1.9%)
  Accustaff*                                    240            8
  Central Parking                            85,827        2,661
  Service International                     101,849        5,691
                                                        --------
    Total Miscellaneous Consumer Services                  8,360
                                                        --------
OIL & GAS-DRILLING (4.2%)
  Diamond Offshore Drilling*                120,600        5,774
  Ensco International*                      107,975        3,280
  Global Marine*                            383,022        4,692
  Sonat Offshore Drilling                    92,709        4,914
                                                        --------
    Total Oil & Gas-Drilling                              18,660
                                                        --------
OIL & GAS-EXPLORATION  (1.9%)
  Nuevo Energy*                             148,647        4,608
  Stone Energy*                             214,614        3,997
                                                        --------
    Total Oil & Gas-Exploration                            8,605
                                                        --------
OIL & GAS-INTEGRATED (1.6%)
  Louisiana Land & Exploration               73,838        3,978
  Union Pacific Resources Group             119,934        3,088
                                                        --------
    Total Oil & Gas-Integrated                             7,066
                                                        --------
OIL & GAS-MACHINERY & EQUIPMENT  (1.8%)
  Baker Hughes                               70,386        2,208
  Tidewater                                 135,956        5,608
                                                        --------
    Total Oil & Gas-Machinery &
       Equipment                                           7,816
                                                        --------
OIL & GAS-MARKETING  (0.9%)
  World Fuel Services                       230,924        4,128
                                                        --------
OIL & GAS-SERVICES (2.6%)
  Global Industries*                         92,183        2,858
  Offshore Logistics*                        92,182        1,337
  Pride Petroleum Service*                  255,444        4,406
  Production Operators                       79,513        2,902
                                                        --------
    Total Oil & Gas-Services                              11,503
                                                        --------
PAPER & PAPER PRODUCTS (2.5%)
  Inbrand*                                  262,435        7,643
  Rock Tenn, Cl A                           176,973        3,495
                                                        --------
    Total Paper & Paper Products                          11,138
                                                        --------
PRINTING & PUBLISHING (0.5%)
  Cadmus Communications                     144,169        2,379
                                                        --------

===================================================================

-------------------------------------------------------------------
                                                       MARKET
                                            SHARES   VALUE (000)
-------------------------------------------------------------------
RETAIL (9.0%)
  Autozone*                                 203,852     $  7,160
  Bombay*                                   253,132        1,962
  Books-A-Million*                          367,876        4,368
  Claire's Stores                           222,839        5,571
  Discount Auto Parts*                      219,123        5,642
  Dollar General                            161,548        4,483
  Food Lion, Cl A                            11,187           86
  Friedman's, Cl A*                         148,271        4,189
  Movie Gallery*                            139,340        4,250
  Sports & Recreation*                      222,153        2,110
                                                        --------
    Total Retail                                          39,821
                                                        --------
RETAIL-RESTAURANT (3.3%)
  Brinker International*                    184,260        3,086
  Cracker Barrel Old Country Stores         127,591        3,381
  Longhorn Steaks*                           93,233        2,401
  Luby's Cafeterias                         147,490        3,632
  O'Charleys*                               112,066        1,401
  Sonic*                                     29,876          717
                                                        --------
    Total Retail-Restaurant                               14,618
                                                        --------
SEMI-CONDUCTORS/INSTRUMENTS (0.7%)
  AVX                                        92,123        2,004
  Kemet*                                     53,241        1,185
                                                        --------
    Total Semi-Conductors/Instruments                      3,189
                                                        --------
STEEL & STEEL WORKS (0.6%)
  Maverick Tube*                            204,034        2,678
                                                        --------
TELEPHONES & TELECOMMUNICATION (1.3%)
  Harris                                     52,056        3,364
  Premiere Technologies*                     37,418        1,768
  U.S. Long  Distance*                       22,407          804
                                                        --------
    Total Telephones & Telecommunication                   5,936
                                                        --------
TRANSPORTATION SERVICES (1.3%)
  United Transnet*                          222,334        5,642
                                                        --------
TRUCK & PARTS-HEAVY DUTY (1.8%)
  Miller Industries*                        256,869        8,059
                                                        --------
TRUCKING (2.5%)
  American Freightways*                     458,778        5,849
  M.S. Carriers*                             46,096          887
  MTL*                                       84,290        1,465
  USA Truck*                                233,217        2,682
                                                        --------
    Total Trucking                                        10,883
                                                        --------
WHOLESALE (5.9%)
  Barnett*                                  188,947        4,535
  Isolyser*                                 317,432        4,365
  Kent Electronics*                         183,645        6,519
  Richfood Holdings                         129,056        4,323
  Serologicals*                              63,717        1,657
  Watsco                                    161,176        4,855
                                                        --------
    Total Wholesale                                       26,254
                                                        --------
Total Common Stocks (Cost $329,210,358)                  427,837
                                                        --------
CONVERTIBLE BONDS (3.0%)
  Food Lion, Convertible to
   126.582 shares (B) 5.000%, 06/01/03       $1,873        1,981
  HEALTHSOUTH Rehabilitation,
    Convertible to 26.5781 shares
    5.000%, 04/01/01                          4,413        8,407
  Pride Petroleum Services,
    Convertible to 81.6327 shares
    6.250%, 02/15/06                          1,872        2,979
                                                        --------
Total Convertible Bonds
  (Cost $11,611,272)                                      13,367
                                                        --------

STATEMENT OF NET ASSETS
===================================================================
STI CLASSIC FUNDS  MAY 31, 1996



SUNBELT EQUITY FUND--CONCLUDED
-------------------------------------------------------------------
                                          FACE AMOUNT   MARKET
                                             (000)    VALUE (000)
-------------------------------------------------------------------
REPURCHASE AGREEMENT (0.1%)
  Swiss Bank 5.27%, dated 05/31/96,
    matures 06/03/96, repurchase
    price $432,113 (collateralized by
    U.S. Treasury Bond, par value
    $746,000, 8.75%, 05/15/20:
    market value $888,829)                       432     $    432
                                                         --------
Total Repurchase Agreement
     (Cost $431,924)                                          432
                                                         --------
Total Investments (99.4%)
     (Cost $341,253,554)                                  441,636
                                                         --------
OTHER ASSETS AND LIABILITIES (0.6%)
Total Other Assets and Liabilities, Net                     2,501
                                                         --------
NET ASSETS:
  Fund shares of the Trust Class (unlimited
    authorization --no par value) based
    on 29,227,841 outstanding shares of
    benefical interest                                    298,601
  Fund shares of the Investor Class (unlimited
    authorization--no par value) based on
    2,078,593 outstanding shares of
    beneficial interest                                    20,386

  Fund shares of the Flex Class (unlimited
    authorization--no par value) based
    on 193,565 outstanding shares of
    beneficial interest                                     2,386
  Accumulated net realized gain on
    investments                                            22,383
  Unrealized appreciation on investments                  100,381
                                                         --------
Total Net Assets (100.0%)                                $444,137
                                                         ========

Net Asset Value, Offering Price and
  Redemption Price Per Share--Trust Shares               $  14.11
                                                         ========

Net Asset Value and Redemption Price
  Per Share--Investor Shares                             $  13.95
                                                         ========

Maximum Public Offering Price Per
  Share--Investor Shares
  ($13.95 (DIVIDED BY) 96.25%)                            $ 14.49
                                                         ========

Net Asset Value, Offering Price and
  Redemption Price Per Share--Flex Shares (1)             $ 13.97
                                                         ========

(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

SCHEDULE OF INVESTMENTS
===================================================================
STI CLASSIC FUNDS  MAY 31, 1996



INVESTMENT GRADE TAX-EXEMPT BOND FUND
-------------------------------------------------------------------
                                          FACE AMOUNT   MARKET
                                             (000)    VALUE (000)
-------------------------------------------------------------------
MUNICIPAL BONDS (89.8%)
ARIZONA (2.0%)
  Phoenix, GO, Ser A
    5.000%, 07/01/19                          $1,600     $  1,400
  Phoenix, Ser B Callable
    07/01/05 @ 100
    5.500%, 07/01/08                           2,000        2,005
                                                         --------
    Total Arizona                                           3,405
                                                         --------
FLORIDA (12.8%)
  Dade County, Water & Sewer
    Systems, RB (FGIC)
    6.250%, 10/01/10                           1,000        1,064
  Jacksonville, Electric Authority
    Revenue, RB, Callable
    10/01/00 @ 101.50
    6.750%, 10/01/05                           1,000        1,085
  Okeechobee Correctional Facility,
    COP (AMBAC)
    5.800%, 03/01/03                           1,000        1,041
  Palm Beach County, Solid Waste
    Resource Recovery Revenue, RB
    Callable 12/01/04 @ 100 (MBIA)
    6.000%, 12/01/06                           1,500        1,575
  Reedy Creek, Improvement District
    Utility Revenue Ser 1991-1, RB,
    Pre-Refunded 10/01/01 @ 101
    (MBIA) 6.500%, 10/01/16                    3,000        3,274
  State Board of Education Capital
    Outlay, Ser C, Pre-Refunded
    06/01/02 @ 101 6.625%, 06/01/22            3,000        3,304
  State Bond Finance Department,
    Environmental Department,
    Preservation 2000 Project,
    Ser A (MBIA) 5.000%, 07/01/03              3,000        2,993
    5.000%, 07/01/04                           5,000        4,956
  Volusia County, Master Lease
    Program, COP, Callable
    08/01/01 @ 102 (FSA)
    6.625%, 08/01/06                           2,000        2,210
                                                         --------
    Total Florida                                          21,502
                                                         --------
GEORGIA (0.9%)
  Downtown Savannah Authority,
    Chatham County Detention
    Project, Ser A, RB,  Pre-Refunded
    01/01/99 @ 102 6.400%, 01/01/01            1,415        1,509
                                                         --------
ILLINOIS (2.6%)
  Chicago, GO, Callable 07/01/07
    @ 100 (AMBAC) 5.900%, 01/01/09             1,680        1,705
  Chicago, Motor Fuel Tax Revenue,
    RB, Pre-Refunded 01/01/01
    @ 102 (AMBAC) 7.100%, 01/01/11             1,500        1,665
  Chicago, Wastewater Transmission
    Revenue, RB (FGIC) 5.375%, 01/01/13        1,100        1,046
                                                         --------
    Total Illinois                                          4,416
                                                         --------
IOWA (0.7%)
  LeClaire, Electric Authority
    Revenue, RB, Mandatory
    Put 09/01/96 @ 100
    4.125%, 09/01/26                           1,185        1,186
                                                         --------
LOUISIANA (1.2%)
  State Refunding GO, Ser A (FGIC)
    6.000%, 08/01/00                           2,000        2,085
                                                         --------
MARYLAND (3.8%)
  Stadium Authority, Sports
    Facility, RB
    5.300%, 03/01/07                           1,205        1,194
    5.300%, 03/01/08                           1,000          983
    5.400%, 03/01/10                           1,125        1,098
  State Industrial Development
    Authority, Bon Secours Health
    Systems Project, RB (MBIA)
    5.500%, 08/15/20                           1,940        1,814
  Worcester County, Public
    Improvements Project, RB
    5.400%, 08/01/11                           1,315        1,262
                                                         --------
    Total Maryland                                          6,351
                                                         --------

SCHEDULE OF INVESTMENTS
===================================================================
STI CLASSIC FUNDS  MAY 31, 1996



INVESTMENT GRADE TAX-EXEMPT BOND FUND--CONCLUDED
-------------------------------------------------------------------
                                            FACE AMOUNT   MARKET
                                              (000)     VALUE (000)
-------------------------------------------------------------------
MICHIGAN (5.5%)
  Detroit, School District, Ser A,
    GO (AMBAC)
    6.250%, 05/01/06                          $1,040     $  1,106
    6.500%, 05/01/07                           1,165        1,258
    6.500%, 05/01/08                           2,305        2,481
    6.500%, 05/01/09                           2,455        2,642
  Underground Storage Tank
    Financial Assurance Authority,
    Ser I, RB (AMBAC)
    5.000%, 05/01/01                           1,750        1,757
                                                         --------
    Total Michigan                                          9,244
                                                         --------
MINNESOTA (14.4%)
  Burnsville, Independent School
    District #191, Ser A, GO
    4.875%, 02/01/13                           1,450        1,269
  State GO
    4.750%, 05/01/00                           4,710        4,734
    4.750%, 05/01/01                           2,430        2,436
    5.000%, 08/01/01                           4,000        4,055
  State RB, Ser A, (AMBAC)
    5.000%, 06/30/99                           6,445        6,509
    5.000%, 06/30/00                           5,000        5,031
                                                         --------
    Total Minnesota                                        24,034
                                                         --------
MISSISSIPPI (1.7%)
  State GO, Callable 12/01/04 @ 100
    6.400%, 12/01/07                           2,595        2,767
                                                         --------
MISSOURI (1.4%)
  State Environmental Improvements
    Energy Resource Authority,
    Pollution Control, RB
    5.750%, 12/01/02                           2,305        2,391
                                                         --------
NEW JERSEY (2.1%)
  State GO, Ser E
    5.000%, 07/15/00                           3,475        3,518
                                                         --------
NEW YORK (10.4%)
  Battery Park City Authority, RB,
    Pre-Refunded 05/01/99 @ 100
    6.500%, 05/01/20                          10,000       10,563
  State Dorm Authority, State
    University Educational Facilities,
    RB (FGIC)
    5.875%, 05/15/11                           2,000        2,060
  State GO, Pre-Refunded 03/01/00
    @ 102 (AMBAC)
    7.100%, 03/01/20                           1,650        1,821
  State Local Assistance Corporation,
    Ser A, RB, Pre-Refunded
    04/01/01 @ 102
    7.000%, 04/01/16                           1,065        1,186
  Triborough Bridge & Tunnel
    Authority, Ser B, RB
    5.000%, 01/01/14                           2,000        1,828
                                                         --------
    Total New York                                         17,458
                                                         --------
OHIO (3.4%)
  Cleveland, Waterworks First
    Mortgage, Ser F-92 A, RB,
    Pre-Refunded 01/01/02
    @ 102 (AMBAC)
    6.500%, 01/01/21                           3,250        3,567
  State Building Authority, State
    Correctional Facilities, Ser C,
    RB, Callable 10/01/1996 @ 102
    8.400%, 04/01/97                           2,000        2,064
                                                         --------
    Total Ohio                                              5,631
                                                         --------
OKLAHOMA (2.7%)
  State Industrial Authority Health
    Systems, Integris Baptist Medical
    Center, RB, (AMBAC)
    6.000%, 08/15/10                           1,000        1,025
  Tulsa, Hospital Revenue, RB,
    Pre-Refunded 06/01/03 @ 102
    7.200%, 06/01/17                           3,000        3,439
                                                         --------
    Total Oklahoma                                          4,464
                                                         --------

-------------------------------------------------------------------
                                            FACE AMOUNT   MARKET
                                              (000)     VALUE (000)
-------------------------------------------------------------------
PUERTO RICO (14.4%)
  Commonwealth Highway &
    Transportation Authority,
    Ser Z, RB (FSA)
    6.000%, 07/01/18                         $10,500     $ 10,920
  Commonwealth Public
    Improvements, RB, Pre-Refunded
    07/01/02 @ 101.50
    6.800%, 07/01/21                           7,000        7,805
  Commonwealth Unlimited
    Tax GO (MBIA)
    6.500%, 07/01/07                           1,500        1,661
  Electric & Power Authority, Ser K, RB,
    Pre-Refunded 07/01/97 @ 102
    9.250%, 07/01/06                           2,500        2,690
  Electric Power Authority, Ser W,
    RB (MBIA)
    6.000%, 07/01/01                           1,000        1,049
                                                         --------
    Total Puerto Rico                                      24,125
                                                         --------
SOUTH CAROLINA (0.7%)
  State Public Service Authority, Ser B,
    RB, Pre-Refunded 07/01/01 @ 102
    7.100%, 07/01/21                           1,000        1,120
                                                         --------
TEXAS (2.7%)
  Alief, Independent School
    District, GO (PSFG)
    5.000%, 02/15/13                           1,025          935
    5.000%, 02/15/14                           1,025          923
  State Unlimited GO, College
    Student Loan, Callable
    08/01/02 @ 100 (F)
    6.200%, 08/01/04                           1,420        1,491
  Wylie, Independent School
    District, GO, Callable
    08/15/11 @ 100 (PSFG)
    6.900%, 08/15/13                           1,100        1,213
                                                         --------
    Total Texas                                             4,562
                                                         --------
VIRGINIA (4.6%)
  Southeastern Public Service
    Authority, Ser A (MBIA)
    5.000%, 07/01/07                           5,700        5,493
  State Transportation Board,
    U.S. Route 58 Corridor
    Project, Ser A, RB
    5.250%, 05/15/12                           2,250        2,129
                                                         --------
    Total Virginia                                          7,622
                                                         --------
WASHINGTON (1.8%)
  Tacoma, Department of Public
    Utilities, RB, Callable
    07/01/96 @ 102
    8.600%, 01/01/97                           2,000        2,048
    9.000%, 01/01/00                           1,000        1,023
                                                         --------
    Total Washington                                        3,071
                                                         --------
Total Municipal Bonds
     (Cost $151,156,212)                                  150,461
                                                         --------

CASH EQUIVALENT (4.5%)
  SEI Tax Exempt Trust Institutional
    Tax Free Portfolio                         7,509        7,509
                                                         --------
Total Cash Equivalent
     (Cost $7,509,478)                                      7,509
                                                         --------
Total Investments (94.3% of Net Assets)
     (Cost $158,665,690)                                  157,970
                                                         ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

SCHEDULE OF INVESTMENTS
===================================================================
STI CLASSIC FUNDS  MAY 31, 1996



FLORIDA TAX-EXEMPT BOND FUND
-------------------------------------------------------------------
                                           FACE AMOUNT   MARKET
                                              (000)    VALUE (000)
-------------------------------------------------------------------

MUNICIPAL BONDS (91.2%)
FLORIDA (72.8%)
  Brevard County, Health Facilities,
    Wuesthoff Memorial Hospital
    Project, RB (MBIA)
    6.250%, 04/01/06                          $  930      $   996
  Brevard County, School Board,
    COP, Ser A (AMBAC)
    5.400%, 07/01/12                           1,000          963
  Dade County, Aviation Revenue,
    Ser A, RB, Callable 10/01/05
    @ 102 (AMBAC)
    6.000%, 10/01/09                             500          517
  Dade County, Seaport Revenue,
    RB (MBIA)
    6.200%, 10/01/07                             750          801
    6.200%, 10/01/08                             750          797
  Dade County, Water & Sewer
    System, RB (FGIC)
    6.250%, 10/01/07                             755          815
    6.250%, 10/01/09                             750          803
  Deerfield Beach, Water & Sewer
    Revenue, RB (FGIC)
    6.125%, 10/01/06                             250          267
  Florida Keys, Aqueduct Authority
    Revenue, RB, Pre-Refunded
    09/01/01 @ 101 (AMBAC)
    6.750%, 09/01/21                             170          187
  Gainesville Utility Systems,
    Ser A, RB
    5.750%, 10/01/09                             500          511
  Gulf Breeze, Local Government
    Lien, Ser B, RB, Mandatory
    Tender 12/01/08 (FGIC)
    5.650%, 12/01/15                             460          466
  Gulf Breeze, Local Government
    Lien, Ser B, RB, Mandatory
    Tender 12/01/09 (FGIC)
    5.750%, 12/01/15                             410          416
  Hillsborough County, Capital
    Improvement Revenue,
    RB (FGIC)
    5.900%, 08/01/04                             300          320
  Hillsborough County, School
    Board Revenue, COP, Callable
    07/01/06 @ 100 (MBIA)
    5.875%, 07/01/08                           1,000        1,025
  Hillsborough County, Tampa
    Port Authority, RB, ETM,
    Callable 06/01/05 @ 102
    (FSA) (F)
    5.600%, 06/01/07                             500          500
  Hillsborough County, University
    Community Hospital,
    RB (MBIA)
    6.500%, 08/15/19                             145          156
  Indian Trace Community, Water
    Management Split Benefit,
    Ser A-1, RB, Callable 05/01/05
    @ 102 (MBIA)
    5.500%, 05/01/07                             455          458
  Jacksonville, Water & Sewer
    Revenue, RB, Callable
    10/01/06 @ 102 (MBIA)
    5.125%, 10/01/15                             500          454
  Key West, Sewer Revenue, Ser A,
    RB, Pre-Refunded 10/01/96
    @ 103 (FGIC)
    7.125%, 10/01/26                             500          520
  Lakeland, Electric & Water
    Revenue, RB
    6.650%, 10/01/98                             100          105
  Lakeland, Hospital Systems,
    Lakeland Regional Medical
    Center Project, RB Callable
    11/15/06 @ 102 (MBIA)
    5.000%, 11/15/11                           1,570        1,444
  Miami, Health Facilities, Mercy
    Hospital Project, Ser A,
    RB Callable 8/15/04 @ 102 (AMBAC)
    5.125%, 08/15/20                           1,700        1,500
  North Broward, Hospital District
    Revenue, RB (MBIA)
    5.950%, 01/01/01                           1,000        1,045

===================================================================

-------------------------------------------------------------------
                                           FACE AMOUNT   MARKET
                                              (000)    VALUE (000)
-------------------------------------------------------------------
  Orange County, Health
    Facilities Authority,
    Pre-Refunded Municipal
    Certificates, RB, ETM
    5.700%, 10/01/12                          $  500        $ 504
  Orange County, Public Facilities
    Revenue, Ser A, RB, Callable
    10/01/04 @ 102 (AMBAC)
    5.650%, 10/01/07                             200          204
  Orlando, Community Water &
    Electric Revenue, RB, ETM
    9.625%, 10/01/03                             450          578
  Orlando, Community Water &
    Electric Revenue, Ser D, RB
    6.750%, 10/01/17                             500          563
  Orlando, Parking Facilities
    Revenue, Ser A, RB Callable
    10/01/04 @ 101 (FGIC)
    5.000%, 10/01/12                           1,000          911
  Palm Beach, Health Facilities
    Revenue, JFK Medical Center
    Project, RB, Pre-Refunded
    12/01/03 @ 102 (FSA)
    5.750%, 12/01/14                             365          389
  Pinellas County, Morton Plant
    Health Systems Project, RB,
    Callable 11/15/03 @ 102
    (MBIA)
    5.500%, 11/15/08                           1,500        1,494
  Plant City, Utility System
    Revenue, RB, Callable
    10/01/04 @ 101 (MBIA)
    6.000%, 10/01/15                             400          410
  Reedy Creek, Utility Revenue,
    Ser 1991-1, RB, Pre-Refunded
    10/01/01 @ 101 (MBIA)
    6.250%, 10/01/11                             240          259
  Sarasota, Sarasota-Manatee
    Airport Authority, Ser B,
    Callable 08/01/96 @ 102
    7.700%, 08/01/06                             200          205
  South Miami, Health Facilities
    Revenue, Baptist Health
    Systems, RB, Callable
    10/01/05 @ 102 (MBIA)
    5.250%, 10/01/09                           1,000          963
  State Board of Education
    Capital Outlay, RB
    6.600%, 06/01/98                             125          130
  State Board of Education
    Capital Outlay, Ser B, GO,
    Callable 06/01/02 @ 101
    5.900%, 06/01/12                             450          452
  State Board of Education
    Capital Outlay, Ser B, RB,
    Callable 06/01/02 @ 101
    6.000%, 06/01/15                             170          171
  State Board of Education, Public
    Education Administration
    Cap, Ser B, GO Pre-Refunded
    06/01/97 @ 102
    7.750%, 06/01/16                             425          450
  State Board of Education, Ser C,
    GO, ETM, Pre-Refunded
    06/01/97 @ 102
    7.100%, 07/01/07                             190          196
  State Board of Education,
    Ser E, GO, Callable
    06/01/05 @ 101
    5.000%, 06/01/20                           2,000        1,750
  State Board of Finance
    Department, General Services
    Revenue, Preservation 2000
    Project, Ser A, RB (AMBAC)
    5.300%, 07/01/04                             460          466
  State Department of Natural
    Resources, Preservation 2000
    Project, Ser A, RB,
    Callable 07/01/01 @ 102 (AMBAC)
    6.750%, 07/01/06                              80           88
  State Pollution Control, Ser N,
    GO, Callable 07/01/96 @ 102
    8.000%, 07/01/97                             420          427

SCHEDULE OF INVESTMENTS
===================================================================
STI CLASSIC FUNDS  MAY 31, 1996



FLORIDA TAX-EXEMPT BOND FUND--CONCLUDED
-------------------------------------------------------------------
                                           FACE AMOUNT    MARKET
                                              (000)     VALUE (000)
-------------------------------------------------------------------
  State Transportation Authority,
    GO, Pre-Refunded 07/01/00
    @ 102
    7.375%, 07/01/11                          $  100      $   112
  State Turnpike Authority Revenue,
    Ser A, RB, Callable 07/01/03
    @ 101 (FGIC)
    5.000%, 07/01/16                             500          444
  State Turnpike Authority, Ser A,
    RB, Pre-Refunded 07/01/02
    @ 101 (FGIC)
    6.350%, 07/01/22                             970        1,056
                                                          -------
    Total Florida                                          27,288
                                                          -------
PUERTO RICO (18.4%)
  Commonwealth, GO (MBIA)
    4.500%, 07/01/03                           2,100        2,061
  Commonwealth, GO,
    Pre-Refunded 07/01/98 @ 102
    8.000%, 07/01/06                             500          546
  Commonwealth, Highway &
    Transportation Authority,
    Ser Y, RB (FSA)
    5.000%, 07/01/16                             750          678
  Commonwealth, Highway &
    Transportation Authority,
    Ser Z, RB (MBIA)
    6.250%, 07/01/14                           2,000        2,140
  Electric Power Authority
    Revenue, Ser S, RB
    5.500%, 07/01/00                             200          206
  Public Buildings Authority
    Revenue, Guaranteed
    Government Facilities, Ser A,
    RB (AMBAC)
    6.250%, 07/01/14                             750          798
  Public Buildings Authority
    Revenue, Public Education
    & Health Facilities, RB
    5.300%, 07/01/03                             475          479
                                                          -------
    Total Puerto Rico                                       6,908
                                                          -------
Total Municipal Bonds
     (Cost $34,552,846)                                    34,196
                                                          -------

CASH EQUIVALENTS (3.8%)
  AIM Management Institutional
    Tax-Free Portfolio                         1,352        1,352
  SEI Tax-Exempt
    Trust Institutional Tax-Free
    Portfolio                                    102          102
                                                          -------
Total Cash Equivalents
     (Cost $1,454,437)                                      1,454
                                                          -------
Total Investments (95.0% of Net Assets)
     (Cost $36,007,283)                                    35,650
                                                          =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

STATEMENT OF NET ASSETS
===================================================================
STI CLASSIC FUNDS  MAY 31, 1996



TENNESSEE TAX-EXEMPT BOND FUND
-------------------------------------------------------------------
                                            FACE AMOUNT   MARKET
                                               (000)    VALUE (000)
-------------------------------------------------------------------
MUNICIPAL BONDS (98.0%)
TENNESSEE (74.7%)
  Chattanooga, Health Facilities
    Board, Memorial Hospital
    Project, Ser A, RB (MBIA)
    6.300%, 09/01/05                            $ 20        $  21
  Chattanooga, GO, Callable
    08/01/02 @ 102
    5.900%, 08/01/05                              50           52
  Chattanooga-Hamilton County,
    Erlanger Medical Center Project,
    RB (FSA)
    5.600%, 10/01/08                              50           50
  Hamilton County, GO, Callable
    07/01/04 @ 102
    5.500%, 07/01/08                             100          100
  Harpeth Valley, Utility District
    Revenue, RB, Callable
    09/01/03 @ 102
    5.625%, 09/01/07                             100          100
  Jackson, Water & Sewer Utilities
    Revenue, RB, Callable 07/01/06
    @ 100 (AMBAC)
    5.250%, 07/01/11                             200          190
  Johnson City, Water & Sewer
    Regulation System, GO, Callable
    05/01/06 @ 100 (AMBAC)
    5.800%, 05/01/09                             100          101
  Kingsport, GO
    5.500%, 09/01/02                              50           52
  Knox County, First Utility District
    Sewer Revenue, RB, ETM
    7.250%, 12/01/05                              55           64
  Knox County, Health Facilities
    Board, Mercy Health Systems,
    Ser B, RB, Callable 09/01/05
    @ 100 (AMBAC)
    5.875%, 09/01/15                              50           50
  Knoxville, Natural Gas Revenue,
    Ser E, Callable 03/01/03 @ 100
    5.900%, 03/01/10                             100          100
  Madison County, Ser A, GO,
    Callable 08/01/01 @ 102
    6.000%, 08/01/05                              40           41
  Madison County, Water Revenue,
    RB, Callable 02/01/08 @ (MBIA)
    5.500%, 02/01/09                             250          244
  Memphis-Shelby County, Airport
    Authority, RB, Callable 09/01/05
    @ 100 (MBIA)
    5.550%, 09/01/08                              50           50
  Memphis-Shelby County, Airport
    Authority, Ser B, RB (MBIA) (F)
    6.500%, 02/15/09                              85           90
  Metro Government, Nashville &
    Davidson County, Electric System
    Revenue, RB
    5.625%, 05/15/14                             200          194
  Metro Government, Nashville &
    Davidson County, Water & Sewer
    Revenue, RB, ETM
    6.500%, 12/01/14                             225          242
  Metro Government, Nashville &
    Davidson County, Convention
    Center Project, GO, ETM
    6.250%, 03/01/10                             200          214
  Metro Government, Nashville &
    Davidson County, Electric
    Revenue, RB, ETM
    6.000%, 07/01/04                             100          107
  Metro Government, Nashville &
    Davidson County, Correctional
    Facility Impovements, RB,
    Callable 09/01/01 @ 102
    7.000%, 09/01/11                             100          108
  Metro Government, Nashville &
    Davidson County, Water &
    Sewer, RB, Callable 01/01/04
    @ 100 (AMBAC)
    5.900%, 01/01/07                             100          103
  Metro Government, Nashville &
    Davidson County, Vanderbilt
    University Hospital, RB, ETM,
    Callable 07/01/06 @ 100
    6.100%, 07/01/10                             100          107
  Metro Government, Nashville &
    Davidson County, Vanderbilt
    University, Ser A, RB
    5.500%, 01/01/06                             125          126

STATEMENT OF NET ASSETS
===================================================================
STI CLASSIC FUNDS  MAY 31, 1996



TENNESSEE TAX-EXEMPT BOND FUND--CONCLUDED
-------------------------------------------------------------------
                                            FACE AMOUNT  MARKET
                                               (000)   VALUE (000)
-------------------------------------------------------------------
TENNESSEE --CONTINUED
  Shelby County, GO
    5.100%, 03/01/13                            $300       $  281
  Shelby County, School Boards,
    GO, Callable 03/01/02 @ 101
    5.800%, 03/01/10                             300          301
  Shelby County, Ser A, GO
    5.500%, 03/01/10                             300          293
  Sullivan County, Health Facilities
    Board, Holston Valley Health,
    RB, Callable 02/15/05
    @ 100 (MBIA)
    5.750%, 02/15/13                              50           49
  State GO, Ser C
    5.000%, 03/01/04                             100          100
  State GO, Ser A, Callable
    03/01/07 @ 100
    5.500%, 03/01/09                              50           50
  State Local Development Authority,
    State Loan Program, Ser A, RB,
    Callable 03/01/04 @ 100
    7.000%, 03/01/12                              50           54
  State Metropolitan Nashville Airport,
    Ser B, RB, Pre-Refunded 07/01/01
    @ 102 (FGIC)
    7.750%, 07/01/06                             100          115
  State Housing Development Agency,
    Ser A, RB (AMBAC)
    6.550%, 01/01/08                              50           52
  State School Board Authority, Higher
    Education Facilities, Ser A, RB,
    Callable 05/01/02 @ 101.5
    5.800%, 05/01/04                             150          155
  Williamson County, Rural School,
    GO, Callable 09/01/06 @ 100
    5.400%, 09/01/07                              50           49
                                                           ------
    Total Tennessee                                         4,005
                                                           ------
PUERTO RICO (23.3%)
  Commonwealth, GO, Pre-Refunded
    07/01/98 @ 102
    8.000%, 07/01/06                             500          547
  Commonwealth, GO, Callable
    07/01/05 @ 100 (MBIA)
    5.500%, 07/01/13                             175          170
  Commonwealth, Highway &
    Transportation Authority,
    Ser Z, RB (MBIA)
    6.250%, 07/01/15                             500          533
                                                           ------
    Total Puerto Rico                                       1,250
                                                           ------
Total Municipal Bonds
     (Cost $5,287,821)                                      5,255
                                                           ------
CASH EQUIVALENT (0.7%)
  SEI Tax-Exempt Trust
    Institutional Tax-Free Portfolio              36           36
                                                           ------
Total Cash Equivalent
     (Cost $36,106)                                            36
                                                           ------
Total Investments (98.7%)
     (Cost $5,323,927)                                      5,291
                                                           ------
OTHER ASSETS AND LIABILITIES, NET (1.3%)
Total Other Assets and Liabilities, Net                        72
                                                           ------
NET ASSETS:
  Fund shares of the Trust Class (unlimited
    authorization --no par value) based
    on 193,781 outstanding shares of
    benefical interest                                      1,813
  Fund shares of the Investor Class (unlimited
    authorization--no par value) based
    on 161,737 outstanding shares of
    beneficial interest                                     1,528
  Fund shares of the Flex Class (unlimited
    authorization--no par value) based
    on 214,422 outstanding shares of
    beneficial interest                                     2,056
  Accumulated net realized loss on investments                 (1)
  Unrealized depreciation on investments                      (33)
                                                           ------
Total Net Assets (100.0%)                                  $5,363
                                                           ======

-------------------------------------------------------------------

-------------------------------------------------------------------
NET ASSETS--CONTINUED:
Net Asset Value, Offering Price and Redemption
  Price Per Share--Trust Shares                            $ 9.40
                                                           ======
Net Asset Value Redemption Price
  Per Share--Investor Shares                               $ 9.42
                                                           ======
Maximum Public Offering Price Per Share--
  Investor Shares ($9.42 (DIVIDED BY) 96.25%)              $ 9.79
                                                           ======
Net Asset Value, Offering Price and Redemption
  Price Per Share--Flex Shares (1)                         $ 9.41
                                                           ======

(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
           FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

STATEMENT OF NET ASSETS
===================================================================
STI CLASSIC FUNDS  MAY 31, 1996



GEORGIA TAX-EXEMPT BOND FUND
-------------------------------------------------------------------
                                          FACE AMOUNT    MARKET
                                             (000)     VALUE (000)
-------------------------------------------------------------------
MUNICIPAL BONDS (93.0%)
GEORGIA (93.0%)
  Albany-Dougherty County, Georgia
    Hospital Authority, Ser B,
    Anticipation Cerificate,
    Pre-Refunded 09/01/00 @ 102
    (AMBAC)
    7.500%, 09/01/20                          $  255       $  287
  Athens, Water & Sewer Revenue,
    RB (ETM)
    5.700%, 07/01/00                             165          172
  Atlanta, Airport Facilities Revenue,
    Callable Anytime @ 100 (AMBAC)
    6.300%, 01/01/07                             500          501
  Augusta, Water & Sewer Revenue,
    RB, Callable 05/01/02 @ 102
    6.200%, 05/01/03                             130          138
  Bibb County, GO
    7.000%, 01/01/04                             985        1,102
  Cherokee County, School District,
    GO, Callable 06/01/02  @ 102
    6.375%, 06/01/07                             605          645
  Clayton County, Water & Sewer
    Authority, RB (AMBAC)
    5.350%, 05/01/09                           1,500        1,463
  Cobb County & Marietta, Coliseum &
    Exhibit Hall Authority, RB (MBIA)
    5.500%, 10/01/12                             940          920
  Cobb County & Marietta, Water
    Authority, RB
    5.100%, 11/01/04                           1,000        1,003
  Cobb County, GO
    5.000%, 02/01/03                           1,025        1,025
  Columbus, Water & Sewer, RB (FGIC)
    6.300%, 05/01/07                             300          318
  Dalton-Whitfield County, Hospital
    Authority, RB, Pre-Refunded
    07/01/00 @ 102
    7.000%, 07/01/03                             355          391
  DeKalb County, Development
    Authority, Emory University
    Project, RB
    5.375%, 11/01/05                             650          657
  DeKalb County, Development Authority,
    Emory University Project, Ser A, RB
    5.200%, 11/01/08                             500          485
  DeKalb County, RB, Pre-Refunded
    01/01/02 @ 102
    6.350%, 01/01/05                             510          555
  DeKalb County, School District,
    Ser A, GO
    6.250%, 07/01/11                           1,250        1,345
  DeKalb County, Water & Sewer
    Authority, RB, Callable
    10/01/03 @ 102
    5.125%, 10/01/14                           1,455        1,309
  East Point Building Authority, RB
    (AMBAC)
    4.800%, 02/01/07                             535          506
  Fayette County, School District, GO
    6.250%, 03/01/07                             450          487
  Fayette County, Water Authority,
    RB (MBIA) (ETM)
    8.550%, 10/01/01                             300          352
  Forsyth County, GO
    6.500%, 07/01/06                           1,000        1,097
  Fulton County, Hospital Authority,
    Northside Hospital Project, Ser B,
    RB, Pre-Refunded 10/01/02
    @ 102 (MBIA)
    6.625%, 10/01/16                             575          638
    6.600%, 10/01/11                           1,250        1,386
  Gwinnett County, Recreation
    Authority, RB
    5.875%, 02/01/07                           1,390        1,442
  Gwinnett County, School District,
    Ser B
    6.400%, 02/01/07                           1,000        1,087
  Hall County, GO
    6.300%, 12/01/05                             675          728
  Henry County, School District,
    Ser B, GO (MBIA)
    5.500%, 08/01/01                             350          361
  Henry County, School District,
    Ser A, GO
    6.150%, 08/01/06                             150          159

===================================================================

-------------------------------------------------------------------
                                           FACE AMOUNT    MARKET
                                              (000)     VALUE (000)
-------------------------------------------------------------------
GEORGIA--CONTINUED
  Henry County, GO
    6.300%, 08/01/08                          $  300       $  321
  Henry County, Water & Sewer
    Authority, GO
    4.700%, 02/01/04                             120          116
  Housing Authority, Single Family
    Mortgage, Ser B, Sub-series B-1, RB
    5.550%, 12/01/07                             550          553
  Medical Center Hospital Authority,
    Columbus Regional Healthcare
    System, RB
    6.000%, 08/01/06                           1,000        1,049
  Metropolitan Atlanta Rapid Transit
    Authority, Sinking Fund
    07/01/08 @ 100
    7.000%, 07/01/11                             875          973
  Paulding County, School District,
    Ser A
    6.625%, 02/01/08                             500          553
  Private Colleges & Universities
    Facilities Authority, Emory
    University Project, Ser C, RB,
    Callable 10/01/02 @ 102
    5.900%, 10/01/04                             305          320
  Private Colleges & Universities
    Facilities Authority, Spelman
    College Project, RB (FGIC)
    6.000%, 06/01/09                             475          487
  Rockdale County, School District, RB,
    Pre-Refunded  01/01/99 @ 102
    6.400%, 01/01/05                             150          160
  Savannah, Water & Sewer
    Revenue, RB
    6.450%, 12/01/04                           1,000        1,099
  State GO, Ser B, Pre-Refunded
    07/01/99 @ 102
    6.800%, 07/01/06                             460          498
  State GO, Ser C
    6.500%, 04/01/08                           1,000        1,107
  Vidalia, Water & Sewer Revenue,
    RB (ETM)
    6.000%, 07/01/07                             605          642
                                                          -------
    Total Georgia                                          28,437
                                                          -------
Total Municipal Bonds
     (Cost $29,017,611)                                    28,437
                                                          -------

CASH EQUIVALENTS (5.5%)
  AIM Management Institutional
    Tax-Free Portfolio                           424          424
  SEI Tax-Exempt Trust
    Institutional Tax-Free Portfolio           1,241        1,241
                                                          -------
Total Cash Equivalents
     (Cost $1,664,716)                                      1,665
                                                          -------
Total Investments (98.5%)
     (Cost $30,682,327)                                    30,102
                                                          -------
OTHER ASSETS AND LIABILITIES (1.5%)
Total Other Assets and Liabilities, Net                       473
                                                          -------
NET ASSETS:
  Fund shares of the Trust Class (unlimited
    authorization --no par value) based
    on 2,400,749 outstanding shares of
    benefical interest                                     23,200
  Fund shares of the Investor Class (unlimited
    authorization--no par value) based
    on 356,968 outstanding shares of
    beneficial interest                                     3,478
  Fund shares of the Flex Class (unlimited
    authorization--no par value) based
    on 440,098 outstanding shares of
    beneficial interest                                     4,281

STATEMENT OF NET ASSETS
===================================================================
STI CLASSIC FUNDS  MAY 31, 1996



GEORGIA TAX-EXEMPT BOND FUND--CONCLUDED
-------------------------------------------------------------------
                                                         MARKET
                                                       VALUE (000)
-------------------------------------------------------------------
NET ASSETS--CONTINUED:
  Accumulated net realized gain on
    investments                                            $  196
  Unrealized depreciation on investments                     (580)
                                                          -------
Total Net Assets (100.0%)                                 $30,575
                                                          =======
Net Asset Value, Offering Price and
  Redemption Price Per Share--Trust Shares                $  9.56
                                                          =======
Net Asset Value and Redemption Price
  Per Share--Investor Shares                              $  9.58
                                                          =======
Maximum Public Offering Price Per Share--
  Investor Shares ($9.58 (DIVIDED BY) 96.25%)             $  9.95
                                                          =======
Net Asset Value, Offering Price and Redemption
  Price Per Share--Flex Shares (1)                        $  9.56
                                                          =======

(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

===================================================================

INVESTMENT GRADE BOND FUND
-------------------------------------------------------------------
                                           FACE AMOUNT   MARKET
                                              (000)    VALUE (000)
-------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (52.0%)
  U.S. Treasury Bonds
    7.500%, 11/15/16                         $65,000     $ 67,310
    8.125%, 08/15/19                          37,500       41,444
  U.S. Treasury Notes
    5.625%, 01/31/98                          16,000       15,860
    7.500%, 10/31/99                          27,600       28,379
    6.250%, 08/31/00                          56,000       55,201
    7.500%, 11/15/01                          11,000       11,394
    7.500%, 05/15/02                          50,500       52,471
    5.750%, 08/15/03                          64,500       60,716
                                                         --------
Total U.S. Treasury Obligations
     (Cost $340,493,441)                                  332,775
                                                         --------
CORPORATE OBLIGATIONS (29.0%)
  Aristar Financial
    7.500%, 07/01/99                          11,000       11,157
  Associates of North America, MTN
    8.470%, 01/12/00                           6,000        6,316
  AT&T Capital
    5.500%, 02/09/98                          14,000       13,786
  Capital One Bank
    6.660%, 08/17/98                           7,000        6,956
  Capital One Bank, MTN
    6.490%, 08/15/97                          19,850       19,800
  Ford Motor Credit, MTN
    6.110%, 12/28/01                          13,000       12,383
  General Electric Capital
    6.660%, 05/01/18                          21,000       20,737
  International Lease Finance, MTN
    8.125%, 01/15/98                          15,000       15,346
  Merrill Lynch
    7.375%, 05/15/06                          23,000       22,713
  Paine Webber
    6.250%, 06/15/98                           5,500        5,409
  Salomon
    6.700%, 12/01/98                          20,000       19,874
  Sears, MTN
    7.360%, 08/15/97                          15,000       15,187
  Societe Generale, New York
    7.400%, 06/01/06                          16,500       16,335
                                                         --------
Total Corporate Obligations
     (Cost $187,719,112)                                  185,999
                                                         --------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS (15.9%)
  FHLMC
    8.000%, 06/01/02                          10,232       10,484
  FNMA
    8.500%, 04/01/17                          18,099       18,484
  GNMA
    9.000%, 11/15/17                          34,172       36,255
    6.500%, 12/15/23                          39,335       36,397
                                                         --------
Total U.S. Government Agency Obligations
     (Cost $102,434,144)                                  101,620
                                                         --------
ASSET-BACKED SECURITIES (0.1%)
  Merrill Lynch, Ser 1993-1, A2
    5.125%, 07/15/98                             394          394
                                                         --------
Total Asset-Backed Securities
     (Cost $394,377)                                          394
                                                         --------
REPURCHASE AGREEMENT (4.5%)
  Deutsche Bank
    5.27%, dated 05/31/96, matures
    06/03/96, repurchase price
    $28,939,456 (collateralized by
    various U.S. Treasury obligations,
    total par value $53,881,000,
    0.00%-9.125%, 08/22/96-
    08/15/20: total market
    value $29,506,244)                        28,927       28,927
                                                         --------
Total Repurchase Agreement
     (Cost $28,926,752)                                    28,927
                                                         --------
Total Investments (101.5%)
     (Cost $659,967,826)                                  649,715
                                                         --------

STATEMENT OF NET ASSETS
===================================================================
STI CLASSIC FUNDS  MAY 31, 1996



INVESTMENT GRADE BOND FUND--CONCLUDED
-------------------------------------------------------------------
                                                         MARKET
                                                       VALUE (000)
-------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
Total Other Assets and Liabilities, Net                 $ (9,425)
                                                        --------
NET ASSETS:
  Fund shares of the Trust Class (unlimited
    authorization --no par value) based
    on 59,555,941 outstanding shares of
    benefical interest                                    615,859
  Fund shares of the Investor Class (unlimited
    authorization--no par value) based
    on 3,592,421 outstanding shares of
    beneficial interest                                    37,624
  Fund shares of the Flex Class (unlimited
    authorization--no par value) based
    on 458,624 outstanding shares of
    beneficial interest                                     4,759
  Undistributed net investment income                         157
  Accumulated net realized loss
    on investments                                         (7,856)
  Unrealized depreciation on investments                  (10,253)
                                                         --------
Total Net Assets (100.0%)                                $640,290
                                                         ========
  Net Asset Value, Offering Price and Redemption
    Price Per Share--Trust Shares                        $  10.07
                                                         ========
  Net Asset Value and Redemption
    Price Per Share--Investor Shares                     $  10.06
                                                         ========
  Maximum Public Offering Price Per
    Share--Investor Shares
    ($10.06 (DIVIDED BY) 96.25%)                         $  10.45
                                                         ========
  Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Flex Shares (1)                                      $  10.07
                                                         ========

(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

===================================================================


SHORT-TERM BOND FUND
-------------------------------------------------------------------
                                           FACE AMOUNT  MARKET
                                              (000)   VALUE (000)
-------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (57.5%)
  U.S. Treasury Bond
    6.125%, 05/15/98                         $ 2,000      $ 1,996
  U.S. Treasury Notes
    6.000%, 08/31/97                           3,750        3,749
    7.250%, 02/15/98                           7,500        7,622
    4.750%, 09/30/98                          10,000        9,668
    4.750%, 10/31/98                           9,000        8,684
    5.500%, 02/28/99                          18,000       17,588
    7.500%, 11/15/01                           5,000        5,179
                                                          -------
Total U.S. Treasury Obligations
     (Cost $55,153,402)                                    54,486
                                                          -------
CORPORATE OBLIGATIONS (27.5%)
  Associates of North America
    5.790%, 01/19/01                             750          714
  Associates of North America, MTN
    5.980%, 12/19/00                           1,250        1,200
  Chrysler Financial
    6.440%, 06/23/99                           1,000          989
  Dow Capital BV
    5.750%, 09/15/97                           1,250        1,247
  Federal Express
    6.250%, 04/15/98                             750          743
  Ford Motor Credit
    6.250%, 11/08/00                           1,500        1,453
  General Electric Capital Callable &
    Putable 4/14/98 @ 100 (C)(D)
    6.650%, 04/14/08                           2,000        2,005
  General Motors Acceptance
    8.170%, 01/02/00                           1,672        1,715
  Household Netherlands BV
    6.125%, 03/01/03                           2,035        1,915
  International Lease Finance
    5.625%, 03/01/98                           1,000          985
    6.125%, 11/01/99                           1,500        1,464
  Norwest
    6.125%, 10/15/00                           1,000          965
  NYNEX Credit, MTN
    6.900%, 06/15/99                           2,000        2,005
  Pacific
    5.880%, 10/15/97                           1,000          993
  Philip Morris
    9.000%, 05/15/98                           1,500        1,564
  Puget Sound Power & Light, MTN
    7.875%, 10/01/97                           1,250        1,275
  RJR Nabisco
    8.300%, 04/15/99                           1,000        1,033
  Sears Roebuck Acceptance, MTN
    6.300%, 10/18/00                           1,250        1,209
    6.150%, 11/15/05                             750          722
  Tenneco Credit
    10.000%, 08/01/98                          1,750        1,864
                                                          -------
Total Corporate Obligations
     (Cost $26,548,543)                                    26,060
                                                          -------
U.S. AGENCY MORTGAGE-BACKED
  OBLIGATIONS (5.2%)
  FHLMC
    6.500%, 04/01/98                           1,135        1,125
    8.000%, 01/01/00                           1,318        1,325
  FNMA
    8.500%, 11/01/01                           2,395        2,456
                                                          -------
Total U.S. Agency Mortgage-Backed
  Obligations
    (Cost $4,962,568)                                       4,906
                                                          -------
ASSET-BACKED SECURITIES (4.6%)
  Premier Auto Trust Series,
    Ser 1995-3, Cl A4
    6.100%, 07/06/99                           3,000        2,997
  Union Pacific Equipment Trust
    7.060%, 05/15/03                           1,500        1,479
                                                          -------
Total Asset-Backed Securities
     (Cost $4,520,923)                                      4,476
                                                          -------
CERTIFICATE OF DEPOSIT (1.5%)
  Wachovia Bank
    5.400%, 02/20/01                           1,500        1,404
                                                          -------
Total Certificate of Deposit
     (Cost $1,474,542)                                      1,404
                                                          -------

STATEMENT OF NET ASSETS
===================================================================
STI CLASSIC FUNDS  MAY 31, 1996



SHORT-TERM BOND FUND--CONCLUDED
-------------------------------------------------------------------
                                           FACE AMOUNT   MARKET
                                              (000)    VALUE (000)
--------------------------------------------------------------------
CASH EQUIVALENT (2.7%)
  SEI Daily Income Trust Prime
    Obligation Portfolio                      $2,584      $ 2,584
                                                          -------
Total Cash Equivalent
     (Cost $2,583,673)                                      2,584
                                                          -------
Total Investments (99.0%)
     (Cost $95,243,651)                                    93,916
                                                          -------
OTHER ASSETS AND LIABILITIES (1.0%)
Total Other Assets and Liabilities, Net                       906
                                                          -------
NET ASSETS:
  Fund shares of the Trust Class (unlimited
    authorization --no par value) based
    on 9,240,587 outstanding shares of
    benefical interest                                     91,971
  Fund shares of the Investor Class (unlimited
    authorization--no par value) based
    on 273,195 outstanding shares of
    beneficial interest                                     2,729
  Fund shares of the Flex Class (unlimited
    authorization--no par value) based
    on 97,806 outstanding shares of
    beneficial interest                                       983
  Undistributed net investment income                          90
  Accumulated net realized gain on
    investments                                               377
  Unrealized depreciation on investments                   (1,328)
                                                          -------
Total Net Assets (100.0%)                                 $94,822
                                                          =======

  Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Trust Shares                                          $  9.86
                                                          =======
  Net Asset Value and Redemption Price
    Per Share--Investor Shares                            $  9.88
                                                          =======
  Maximum Public Offering Price Per
    Share--Investor Shares
    ($9.88 (DIVIDED BY) 98.00%)                           $ 10.08
                                                          =======
  Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Flex Shares (1)                                       $  9.88
                                                          =======

(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

====================================================================

SHORT-TERM U.S. TREASURY SECURITIES FUND
--------------------------------------------------------------------
                                           FACE AMOUNT    MARKET
                                              (000)     VALUE (000)
--------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (93.1%)
  U.S. Treasury Bond
    6.125%, 05/15/98                          $2,250      $ 2,245
  U.S. Treasury Notes
    7.500%, 01/31/97                             300          303
    6.375%, 06/30/97                           2,000        2,010
    6.000%, 08/31/97                           2,650        2,649
    7.250%, 02/15/98                             900          915
    5.125%, 06/30/98                           2,250        2,201
    5.875%, 08/15/98                           1,400        1,388
    5.500%, 11/15/98                           1,600        1,569
    5.000%, 01/31/99                           1,900        1,836
    6.375%, 05/15/99                             500          499
                                                          -------
Total U.S. Treasury Obligations
     (Cost $15,734,275)                                    15,615
                                                          -------
CASH EQUIVALENT (3.0%)
  SEI Daily Income Trust Treasury II
    Portfolio                                    501          501
                                                          -------
Total Cash Equivalent
     (Cost $500,598)                                          501
                                                          -------
Total Investments (96.1%)
     (Cost $16,234,873)                                    16,116
                                                          -------
OTHER ASSETS AND LIABILITIES (3.9%)
Total Other Assets and Liabilities, Net                       648
                                                          -------
NET ASSETS:
  Fund shares of the Trust Class (unlimited
    authorization --no par value) based
    on 1,031,587 outstanding shares of
    benefical interest                                     10,430
  Fund shares of the Investor Class (unlimited
    authorization--no par value) based
    on 426,165 outstanding shares of
    beneficial interest                                     4,283
  Fund shares of the Flex Class (unlimited
    authorization--no par value) based
    on 245,766 outstanding shares of
    beneficial interest                                     2,454
  Undistributed net investment income                          52
  Accumulated net realized loss on
    investments                                              (337)
  Unrealized depreciation on investments                     (118)
                                                          -------
Total Net Assets (100.0%)                                 $16,764
                                                          =======

Net Asset Value, Offering Price and Redemption
  Price Per Share--Trust Shares                           $  9.84
                                                          =======
Net Asset Value and Redemption Price
  Per Share--Investor Shares                              $  9.84
                                                          =======
Maximum Public Offering Price Per
  Share--Investor Shares
  ($9.84 (DIVIDED BY) 99.00%)                             $  9.94
                                                          =======
Net Asset Value, Offering Price and
  Redemption Price Per Share--
  Flex Shares (1)                                         $  9.82
                                                          =======

(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

STATEMENT OF NET ASSETS
=============================================================
STI CLASSIC FUNDS  MAY 31, 1996


LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
-------------------------------------------------------------
                                    FACE AMOUNT    MARKET
                                       (000)     VALUE (000)
-------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (37.6%)
   U.S. Treasury Notes
     8.750%, 10/15/97                  $  600      $   621
     8.125%, 02/15/98                   5,800        5,976
     8.875%, 11/15/98                   1,600        1,689
     8.875%, 02/15/99                   4,300        4,557
     9.125%, 05/15/99                   4,200        4,495
     7.125%, 09/30/99                   2,200        2,238
     7.500%, 10/31/99                   4,300        4,421
     7.125%, 02/29/00                   3,960        4,027
     6.125%, 07/31/00                   1,000          981
                                                   -------
Total U.S. Treasury Obligations
     (Cost $29,422,934)                             29,005
                                                   -------

U.S. GOVERNMENT AGENCY
   OBLIGATIONS (59.1%)
   FHLMC
     6.830%, 09/29/97                   3,000        3,038
     6.000%, 07/01/00                   5,315        5,103
     8.000%, 06/01/02                   1,461        1,498
     7.000%, 10/01/02                   4,736        4,716
     8.000%, 12/01/02                   4,053        4,121
   FHLMC REMIC, Ser 1637-E
     5.750%, 02/15/19                   2,699        2,605
   FNMA
     8.500%, 04/01/17                   1,357        1,386
   FNMA REMIC, Ser 92-68J
     7.500%, 10/25/05                   4,200        4,227
   FNMA REMIC, Ser 93-95PC
     5.500%, 12/25/05                   7,000        6,861
   FNMA REMIC, Ser G96-1PC
     7.000%, 05/01/26                   4,921        4,922
   FNMA REMIC, Ser 1992-134G
     6.000%, 11/25/18                   5,586        5,372
   GNMA
     9.000%, 11/15/17                   1,666        1,768
                                                   -------
Total U.S. Government Agency Obligations
     (Cost $45,647,939)                             45,617
                                                   -------
CASH EQUIVALENT (0.7%)
   SEI Liquid Asset Trust Prime
     Obligation Portfolio                 548          548
                                                   -------
Total Cash Equivalent
     (Cost $548,340)                                   548
                                                   -------

REPURCHASE AGREEMENT (7.4%)
   J.P. Morgan
     5.24%, dated 05/31/96, matures
     06/03/96, repurchase price
     $5,760,404 (collateralized by
     various FNMA obligations,
     total par value $6,210,000,
     6.00%-7.00%, 05/01/11: total
     market value $5,874,449)           5,758        5,758
                                                   -------
Total Repurchase Agreement
     (Cost $5,757,890)                               5,758
                                                   -------
Total Investments (104.8%)
     (Cost $81,377,103)                             80,928
                                                   -------
OTHER ASSETS AND LIABILITIES, NET (-4.8%)
Investment Securities Purchased Payable             (4,924)
Other Assets and Liabilities,Net                     1,227
                                                   -------
Total Other Assets and Liabilities,Net              (3,697)
                                                   -------

NET ASSETS:
   Fund shares of the Trust Class (unlimited
     authorization --no par value) based
     on 7,347,381 outstanding shares of
     benefical interest                             73,656
   Fund shares of the Investor Class (unlimited
     authorization--no par value) based
     on 251,847 outstanding shares of
     beneficial interest                             2,534
   Fund shares of the Flex Class (unlimited
     authorization--no par value) based
     on 135,071 outstanding shares of
     beneficial interest                             1,369
   Accumulated net investment loss                      (2)

-------------------------------------------------------------
                                                    MARKET
                                                  VALUE (000)
-------------------------------------------------------------
NET ASSETS--CONTINUED:
   Accumulated net realized gain on
     investments                                    $  122
   Unrealized depreciation on investments             (448)
                                                   -------
Total Net Assets (100.0%)                          $77,231
                                                   =======

Net Asset Value, Offering Price and Redemption
   Price Per Share--Trust Shares                   $  9.99
                                                   =======

Net Asset Value and Redemption
   Price Per Share--Investor Shares                $  9.97
                                                   =======

Maximum Public Offering Price Per Share--
   Investor Shares ($9.97 (DIVIDE) 97.50%)         $ 10.23
                                                   =======

Net Asset Value, Offering Price and Redemption
   Price Per Share--Flex Shares (1)                $  9.99
                                                   =======

(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

STATEMENT OF NET ASSETS
=============================================================
STI CLASSIC FUNDS  MAY 31, 1996


U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------
                                    FACE AMOUNT   MARKET
                                       (000)    VALUE (000)
-------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (37.5%)
   U.S. Treasury Bond
     6.875%, 08/15/25                  $1,000       $  976
   U.S. Treasury Notes
     8.500%, 04/15/97                     100          102
     7.875%, 04/15/98                     150          154
     7.125%, 10/15/98                     500          509
     7.750%, 11/30/99                     200          207
     8.500%, 11/15/00                   1,000        1,071
     7.750%, 02/15/01                     100          104
     8.000%, 05/15/01                     200          211
     7.500%, 11/15/01                     600          621
     7.500%, 05/15/02                     100          104
     7.875%, 11/15/04                     275          292
     7.500%, 02/15/05                   1,000        1,041
     7.625%, 02/15/25                     400          425
                                                    ------
Total U.S. Treasury Obligations
     (Cost $5,992,435)                               5,817
                                                    ------
U.S. AGENCY MORTGAGE-BACKED
   OBLIGATIONS (54.9%)
   FHLMC
     7.000%, 01/01/09                     153          151
     7.000%, 04/01/09                     511          503
     7.000%, 04/01/09                     164          162
   FHLMC CMO
     7.000%, 08/01/10                   1,004          986
   FNMA REMIC, Ser G93-40, Cl VC
     6.500%, 08/25/10                     261          242
   FNMA, Ser 1990-143, Cl J
     8.750%, 12/25/20                     140          146
   GNMA
     7.500%, 10/20/09                      83           83
     8.250%, 01/15/12                     123          127
     7.000%, 11/15/22                     436          415
     8.000%, 02/15/23                      42           43
     8.500%, 03/15/23                      91           93
     7.500%, 04/15/23                     146          143
     7.500%, 05/20/23                   1,000          948
     7.500%, 09/15/23                     922          903
     7.000%, 01/15/24                     179          171
     7.500%, 04/15/24                     958          939
     7.000%, 06/15/24                     953          908
     8.000%, 08/15/24                     120          122
     8.000%, 09/15/24                      29           29
     8.000%, 10/15/24                      38           39
     8.000%, 11/15/24                      42           43
     8.500%, 12/15/24                      78           80
     8.500%, 02/15/25                      41           42
     7.000%, 12/15/25                     495          472
     7.000%, 12/20/25                     248          235
     7.000%, 03/15/26                     509          485
                                                   -------
Total U.S. Agency Mortgage-Backed Obligations
     (Cost $8,763,727)                               8,510
                                                   -------
CASH EQUIVALENTS (7.5%)
   SEI Daily Income Trust
     Government II Portfolio              730          730
   SEI Daily Income Trust
     Treasury II Portfolio                431          431
                                                   -------
Total Cash Equivalents
     (Cost $1,160,595)                               1,161
                                                   -------
Total Investments (99.9%)
     (Cost $15,916,757)                             15,488
                                                   -------
OTHER ASSETS AND LIABILITIES (0.1%)
Total Other Assets and Liabilities, Net                 11
                                                   -------
NET ASSETS:
   Fund shares of the Trust Class (unlimited
     authorization --no par value) based
     on 1,037,259 outstanding shares of
     benefical interest                             10,588
   Fund shares of the Investor Class (unlimited
     authorization--no par value) based
     on 241,893 outstanding shares of
     beneficial interest                             2,453

-------------------------------------------------------------
                                                  MARKET
                                                VALUE (000)
-------------------------------------------------------------
NET ASSETS--CONTINUED:
   Fund shares of the Flex Class (unlimited
     authorization--no par value) based
     on 285,283 outstanding shares of
     beneficial interest                           $ 2,930
   Accumulated net realized loss on
     investments                                       (44)
   Unrealized depreciation on investments             (428)
                                                   -------
Total Net Assets (100.0%)                          $15,499
                                                   =======

   Net Asset Value, Offering Price and
     Redemption Price Per Share--
     Trust Shares                                  $  9.91
                                                   =======
   Net Asset Value and Redemption
     Price Per Share--Investor Shares              $  9.90
                                                   =======
   Maximum Public Offering Price Per Share--
     Investor Shares ($9.90 (DIVIDE) 96.25%)       $ 10.29
                                                   =======
   Net Asset Value, Offering Price and Redemption
     Price Per Share--Flex Shares (1)              $  9.91
                                                   =======

(1) The Flex Shares have a contingent sales charge. For a description of a possible sales charge, see notes to the financial statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

STATEMENT OF NET ASSETS
=============================================================
STI CLASSIC FUNDS  MAY 31, 1996


PRIME QUALITY MONEY MARKET FUND
-------------------------------------------------------------
                                    FACE AMOUNT     VALUE
                                       (000)        (000)
-------------------------------------------------------------
COMMERCIAL PAPER (55.0%)
   Arco Coal Australia
     5.310%, 07/10/96                 $20,429    $  20,312
   Associates of North America
     5.300%, 06/17/96                  35,000       34,918
   AT&T
     5.300%, 06/27/96                   1,300        1,295
     5.300%, 08/05/96                   2,700        2,674
   Banc One Funding
     5.310%, 06/11/96                  28,951       28,908
     5.310%, 06/14/96                   7,419        7,405
     5.320%, 07/10/96                   8,703        8,653
   Bankers Trust (C)
     5.550%, 02/14/97                  20,000       20,000
   BellSouth Telephone
     5.300%, 06/13/96                  10,000        9,982
   Beneficial Finance
     5.300%, 06/05/96                  25,000       24,985
   Cargill
     5.290%, 07/01/96                  20,000       19,912
     5.350%, 06/14/96                   4,500        4,491
   Cargill Financial Services
     5.400%, 06/03/96                  16,399       16,394
   Carolina Power & Light
     5.300%, 09/03/96                   1,782        1,757
   Caterpillar Finance Australia
     5.300%, 06/03/96                   2,238        2,237
   Colgate-Palmolive
     5.280%, 06/25/96                   1,200        1,196
     5.320%, 07/22/96                  25,400       25,209
   Commoloco
     5.320%, 07/10/96                  20,000       19,885
   Dow Chemical
     5.300%, 06/06/96                   2,200        2,198
     5.300%, 06/18/96                   1,000          998
   Dresser Industries
     5.300%, 06/03/96                   1,486        1,486
     5.320%, 06/03/96                   3,300        3,299
     5.290%, 06/24/96                   1,271        1,267
   Eaton
     5.400%, 01/03/97                   7,570        7,325
     5.380%, 01/13/97                  13,711       13,248
   Exxon Imperial
     5.300%, 06/12/96                  12,110       12,090
     5.280%, 06/18/96                   1,226        1,223
   First Chicago Financial
     5.330%, 06/03/96                  20,000       19,994
   Ford Motor Credit
     5.300%, 06/26/96                   1,000          996
     5.310%, 06/07/96                   2,500        2,498
   Gannett
     5.300%, 06/14/96                   8,775        8,758
   General Electric Capital
     5.290%, 06/17/96                   1,410        1,407
   General Re
     5.320%, 06/27/96                   7,100        7,073
   General Telephone Northwest
     5.290%, 06/12/96                   2,376        2,372
   Golden Peanut
     5.230%, 06/10/96                   2,000        1,997
   GTE Northwest
     5.320%, 06/14/96                  16,883       16,851
   H.J. Heinz
     5.300%, 06/10/96                   1,600        1,598
   Hanson Finance
     5.380%, 07/17/96                  10,000        9,931
     5.390%, 07/29/96                  20,000       19,826
     5.400%, 08/09/96                   5,000        4,948
     5.370%, 08/19/96                   2,500        2,471
   IBM Credit
     5.300%, 06/03/96                   6,650        6,648
     5.280%, 06/03/96                   2,000        2,000
     5.290%, 06/13/96                   3,300        3,294
   International Lease Finance
     5.300%, 06/12/96                   1,210        1,208
   John Hancock Capital
     5.300%, 07/11/96                   2,800        2,784
   Kansas City Power & Light
     5.290%, 06/11/96                   1,830        1,827
     5.290%, 06/12/96                   1,500        1,498
   Marsh & McLennan
     5.320%, 07/12/96                  17,000       16,897
   McGraw Hill
     5.230%, 07/09/96                   5,000        4,972

-------------------------------------------------------------
                                      FACE AMOUNT    VALUE
                                         (000)       (000)
-------------------------------------------------------------
COMMERCIAL PAPER--CONTINUED
   New England Power
     5.300%, 06/11/96                 $ 1,796   $    1,793
     5.300%, 06/13/96                   6,475        6,464
     5.290%, 06/18/96                   2,275        2,269
     5.320%, 06/19/96                   5,300        5,286
     5.350%, 06/20/96                   8,000        7,977
     5.350%, 06/21/96                   7,703        7,680
   Panasonic Finance
     5.350%, 06/03/96                   2,000        1,999
     5.350%, 06/04/96                   1,268        1,268
     5.310%, 06/07/96                  10,000        9,991
     5.300%, 07/16/96                  10,000        9,934
   Philip Morris
     5.400%, 06/03/96                  26,845       26,837
   PPG Industries
     5.300%, 07/11/96                  18,000       17,894
   Progress Capital
     5.300%, 06/03/96                  15,800       15,795
     5.300%, 06/05/96                   1,600        1,599
     5.320%, 06/07/96                   2,100        2,098
     5.290%, 06/10/96                   7,000        6,991
   Sony Capital
     5.280%, 06/05/96                  12,147       12,140
     5.320%, 06/21/96                   2,892        2,884
   South Carolina Electric & Gas
     5.320%, 06/07/96                   1,000          999
     5.400%, 07/12/96                   2,500        2,485
   Southern California Edison
     5.300%, 09/05/96                  10,035        9,893
   Transamerica
     5.310%, 06/14/96                  26,375       26,324
   Unilever
     5.330%, 12/12/96                   4,000        3,885
   Walt Disney
     5.320%, 07/08/96                   1,000          995
     5.220%, 07/17/96                  10,000        9,933
   Weyerhauser
     5.300%, 06/04/96                   1,500        1,499
     5.320%, 06/10/96                   2,700        2,696
     5.310%, 06/10/96                   3,725        3,720
     5.300%, 06/12/96                  19,050       19,019
   WMX Technologies
     5.330%, 11/01/96                 $23,050   $   22,528
     5.330%, 11/05/96                  15,000       14,651
   Xerox
     5.300%, 06/19/96                   2,021        2,016
                                                ----------
Total Commercial Paper
     (Cost $696,736,514)                           696,737
                                                ----------
CORPORATE OBLIGATIONS (19.4%)
   American General Finance
     5.800%, 04/01/97                   1,000        1,000
   Associates of North America
     4.625%, 11/30/96                   3,000        2,992
   Banc One Milwaukee (C)
     5.420%, 05/14/97                  25,000       24,984
   BankAmerica
     7.500%, 03/15/97                   2,850        2,889
   Bankers Trust New York
     8.000%, 03/15/97                   5,642        5,736
   Beneficial, MTN
     8.700%, 08/15/96                   9,000        9,057
     9.375%, 02/17/97                   1,500        1,544
   Caterpillar Financial Services, MTN
     4.640%, 09/30/96                   1,000          997
   Caterpillar Financial Services,
     MTN (C)
     5.400%, 06/14/96                   1,000        1,000
     5.394%, 07/23/96                  15,000       15,000
   CoreStates Capital (C)
     5.410%, 11/26/96                  30,000       30,000
     5.430%, 12/03/96                  10,000       10,000
   Dean Witter Discover, MTN (C)
     5.618%, 11/22/96                  15,000       15,010
   Ford Motor
     5.200%, 01/01/97                   9,800        9,799
   Ford Motor Credit
     5.625%, 03/03/97                   4,500        4,511
     8.875%, 08/01/96                   2,400        2,413
   Ford Motor Credit, MTN
     9.050%, 07/23/96                   2,000        2,010

STATEMENT OF NET ASSETS
=============================================================
STI CLASSIC FUNDS  MAY 31, 1996


PRIME QUALITY MONEY MARKET FUND--CONCLUDED
-------------------------------------------------------------
                                      FACE AMOUNT    VALUE
                                         (000)       (000)
-------------------------------------------------------------
CORPORATE OBLIGATIONS--CONTINUED
   Ford Motor Credit, MTN (C)
     5.600%, 05/20/97                 $ 2,000   $    1,999
   Ford Motor, Global Note
     7.875%, 10/15/96                   2,500        2,525
   General Electric Capital Callable
     & Putable 12/15/96 @ 100
     7.980%, 12/15/07                   5,500        5,582
   General Electric Capital, MTN
     6.877%, 03/21/97                  10,000       10,092
   General Electric Capital,
     MTN (C)(D)
     5.390%, 07/26/96                     575          575
   Household Finance
     7.625%, 12/15/96                   5,000        5,058
     7.500%, 03/15/97                   2,800        2,839
   Household Finance, MTN
     4.551%, 08/16/96                   2,521        2,515
   International Lease Finance
     4.750%, 07/15/96                   5,000        4,996
     7.900%, 10/01/96                   3,675        3,702
     6.375%, 11/01/96                   7,010        7,030
   NationsBank
     7.500%, 02/15/97                   1,600        1,619
   Pacific Gas & Electric, MTN
     4.900%, 12/09/96                   4,500        4,480
   PHH
     8.000%, 01/01/97                   1,450        1,468
   Philip Morris
     8.750%, 12/01/96                   1,300        1,323
     7.500%, 03/15/97                   3,255        3,297
     9.750%, 05/01/97                   1,500        1,550
   Society Bank Cleveland
     7.125%, 04/15/97                   2,000        2,020
   Toyota Motor Credit, MTN (C)
     5.360%, 06/13/96                  16,270       16,269
   Virginia Electric & Power
     7.250%, 03/01/97                   7,000        7,081
   Waste Management
     7.875%, 08/15/96                   3,000        3,013
Xerox Credit, MTN
     5.810%, 03/17/97                 $18,000   $   18,016
                                                ----------
Total Corporate Obligations
     (Cost $245,990,716)                           245,991
                                                ----------
U.S. GOVERNMENT AGENCY
   OBLIGATIONS (3.7%)
   FHLMC
     5.100%, 01/13/97                   1,000        1,000
   FHLMC Gold Balloon,
     Pool #M90081
     7.000%, 01/15/97                  16,546       16,649
   FNMA MTN
     6.490%, 06/10/98                   7,500        7,505
   FNMA (C)
     5.465%, 09/27/96                   6,000        6,001
   SLMA (C)
     5.370%, 06/02/96                   5,000        4,979
     5.370%, 12/20/96                  10,000       10,000
   Tennessee Valley Authority
     4.600%, 12/15/96                     500          499
                                                ----------
Total U.S. Government Agency Obligations
     (Cost $46,632,963)                             46,633
                                                ----------
U.S. TREASURY OBLIGATION (5.0%)
   U.S. Treasury Note
     6.875%, 02/28/97                  62,000       62,776
                                                ----------
Total U.S. Treasury Obligation
     (Cost $62,775,537)                             62,776
                                                ----------
BANK NOTES (1.2%)
   Comerica Bank of Detroit (C)
     5.390%, 12/31/96                  10,000        9,990
   Huntington National Bank (C)
     5.390%, 11/13/96                   5,000        5,000
                                                ----------
Total Bank Notes
     (Cost $14,990,111)                             14,990
                                                ----------

-------------------------------------------------------------
                                      FACE AMOUNT   VALUE
                                         (000)      (000)
-------------------------------------------------------------
REPURCHASE AGREEMENTS (15.8%)
   Deutsche Bank
     5.33%, dated 05/31/96, matures
     06/03/96, repurchase price
     $131,189,359 (collateralized by
     FHLB obligation, par value
     $15,505,000, 0.00%, 07/01/96,
     various FHLMC obligations,
     total par value
     $90,241,632, 0.00%-928.25%,
     07/15/07-03/15/24, and
     various FNMA obligations,
     par value $117,530,748, 0.00%-
     11.198%, 08/25/05-03/25/24:
     total market value
     $133,756,481),                   $131,131    $ 131,131
   Swiss Bank
     5.33%, dated 05/31/96, matures
     06/03/96, repurchase price
     $26,824,249 (collateralized by
     U.S. Treasury Bond, par value
     $21,201,000, 9.875%, 11/15/15:
     total market value $27,505,870)    26,812       26,812
   UBS Securities
     5.33%, dated 05/31/96, matures
     06/03/96, repurchase price
     $42,342,759 (collateralized by
     FHLMC obligation, par value
     $45,105,000, 7.00%, 12/15/07:
     total market value $43,595,735)
                                        42,324       42,324
                                                 ----------
Total Repurchase Agreements
     (Cost $200,267,414)                        $  200,267
                                                ----------
Total Investments (100.1%)
     (Cost $1,267,393,255)                       1,267,394
                                                ----------
OTHER ASSETS AND LIABILITIES (-0.1%)
Total Other Assets and Liabilities, Net               (898)
                                                ----------
NET ASSETS:
   Fund shares of the Trust Class (unlimited
     authorization--no par value) based
     on 1,051,048,972 outstanding shares
     of benefical interest                       1,051,049
   Fund shares of the Investor Class (unlimited
     authorization--no par value) based
     on 215,731,965 outstanding shares
     of beneficial interest                        215,732
   Accumulated net realized loss
     on investments                                   (285)
                                                ----------
   Total Net Assets (100.0%)                    $1,266,496
                                                ==========
Net Asset Value, Offering Price and
   Redemption Price Per Share--
   Trust Shares                                 $     1.00
                                                ==========
Net Asset Value, Offering Price and
   Redemption Price Per Share--
   Investor Shares                              $     1.00
                                                ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

STATEMENT OF NET ASSETS
=============================================================
STI CLASSIC FUNDS  MAY 31, 1996


U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
-------------------------------------------------------------
                                    FACE AMOUNT     VALUE
                                       (000)        (000)
-------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (35.2%)
   U.S. Treasury Bills
     5.145%, 11/29/96                 $25,000     $ 24,353
     5.190%, 12/12/96                  10,000        9,720
     5.400%, 04/03/97                   5,000        4,771
   U.S. Treasury Notes
     6.250%, 08/31/96                  10,000       10,018
     7.500%, 01/31/97                  50,000       50,769
     6.875%, 02/28/97                  25,000       25,313
     6.875%, 03/31/97                  10,000       10,103
                                                  --------
Total U.S. Treasury Obligations
     (Cost $135,046,455)                           135,047
                                                  --------
REPURCHASE AGREEMENTS (64.7%)
   Barclay's
     5.27%, dated 05/31/96, matures
     06/03/96, repurchase price
     $17,009,913 (collateralized by
     various U.S. Treasury obligations,
     total par value $69,332,000, 0.00%-
     11.25%, 02/15/15-08/15/19: total
     market value $17,343,717)         17,002       17,002
   Deutsche Bank
     5.27%, dated 05/31/96, matures
     06/03/96, repurchase price
     $90,221,797 (collateralized by
     various U.S. Treasury obligations,
     total par value $87,539,000, 0.00%-
     12.00%, 11/21/96-05/15/21: total
     market value $91,986,687)         90,182       90,182
   Merrill Lynch
     5.27%, dated 05/31/96, matures
     06/03/96, repurchase price
     $17,012,807 (collateralized by
     various GNMA obligations, total
     par value $33,290,000, 6.50%-
     9.50%, 08/15/09-05/15/26: total
     market value $17,349,017)         17,005       17,005
   Salomon Brothers
     5.27%, dated 05/31/96, matures
     06/03/96, repurchase price
     $16,954,509 (collateralized by
     various U.S. Treasury obligations,
     total par value $83,327,000, 5.75%-
     9.125%, 10/31/00-05/15/18: total
     market value $17,317,855)         16,947       16,947
   Swiss Bank
     5.27%, dated 05/31/96, matures
     06/03/96, repurchase price
     $17,456,231 (collateralized by
     U.S. Treasury Note, par value
     $17,364,000, 6.875%, 02/28/97:
     market value $17,816,219)        $17,449     $ 17,449
   Union Bank of Switzerland
     5.27%, dated 05/31/96, matures
     06/03/96, repurchase price
     $90,158,025 (collateralized by
     various U.S. Treasury STRIPS,
     total par value $142,042,000,
     02/15/00-11/15/04: total market
     value $91,921,160)                90,119       90,119
                                                  --------
Total Repurchase Agreements
     (Cost $248,704,059)                           248,704
                                                  --------
Total Investments (99.9%)
     (Cost $383,750,514)                           383,751
                                                  --------
OTHER ASSETS AND LIABILITIES (0.1%)
Total Other Assets and Liabilities, Net                350
                                                  --------
NET ASSETS:
   Fund shares of the Trust Class (unlimited
     authorization --no par value) based
     on 325,493,550 outstanding shares of
     benefical interest                            325,493
   Fund shares of the Investor Class (unlimited
     authorization--no par value) based on
     58,617,308 outstanding shares of
     beneficial interest                            58,617
   Accumulated net realized loss
     on investments                                     (9)
                                                  --------
Total Net Assets (100.0%)                         $384,101
                                                  ========
Net Asset Value, Offering Price and
   Redemption Price Per Share--
   Trust Shares                                   $   1.00
                                                  ========
Net Asset Value, Offering Price and
   Redemption Price Per Share--
   Investor Shares                                $   1.00
                                                  ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

TAX-EXEMPT MONEY MARKET FUND
-------------------------------------------------------------
                                      FACE AMOUNT   VALUE
                                         (000)      (000)
-------------------------------------------------------------
MUNICIPAL BONDS (99.7%)
ALABAMA (1.4%)
   McIntosh, Industrial Development
     Board, Ciba-Geigy Project,
     Ser A, VRDN (C)(D)(E)
     3.600%, 06/05/96                  $3,500       $3,500
   Special Care Facilities, Montgomery
     Hospital Revenue,
     VRDN (FGIC) (C)(D)
     3.500%, 06/05/96                   1,600        1,600
                                                  --------
     Total Alabama                                   5,100
                                                  --------
ALASKA (3.1%)
   Anchorage, TAN
     4.250%, 12/13/96                   1,500        1,507
   Valolez, TECP (E)
     3.400%, 06/18/96                   9,900        9,900
                                                  --------
     Total Alaska                                   11,407
                                                  --------
ARIZONA (4.2%)
   Cochise County, Electric Power
     Cooperative Project, RB Putable
     09/01/96 @ 100 (C)(D)(E)(F)
     3.900%, 09/01/24                   2,000        2,000
   Maricopa County, Pollution
     Control Authority,
     Ser A, VRDN (C)(D)(E)
     3.600%, 06/05/96                   4,000        4,000
   Pima County, Industrial
     Development Authority, Tucson
     Electric Project, VRDN (C)(D)(E)(F)
     3.750%, 06/05/96                   3,400        3,400
   Pima County, Industrial
     Development Authority, Tuscon
     Electric Project,
     Ser A, VRDN (C)(D)(E)
     3.500%, 06/05/96                   6,000        6,000
                                                  --------
     Total Arizona                                  15,400
                                                  --------
CALIFORNIA (1.7%)
   Contra Costa County, Multi-Family
     Mortgage, Delta Square Project,
     Ser A, VRDN (C)(D)(E)
     3.500%, 06/06/96                  $4,200     $  4,200
   Higher Education Loan Authority,
     VRDN (C)(D)(E)
     3.600%, 06/05/96                   1,900        1,900
                                                  --------
     Total California                                6,100
                                                  --------
COLORADO (1.1%)
   Highlands Ranch, Metropolitan
     District #2, GO, Pre-Refunded
     06/15/96 @ 100 (G)
     6.700%, 06/15/01                   2,000        2,002
   Jefferson County, COP (MBIA)
     5.450%, 12/01/96                   1,000        1,010
   North Glen, Castle Garden
     Retirement Center, VRDN (C)(D)(E)
     3.500%, 06/06/96                   1,200        1,200
                                                  --------
     Total Colorado                                  4,212
                                                  --------
DELAWARE (0.5%)
   State Educational Development
     Authority, VRDN (C)(D)(E)
     3.875%, 06/06/96                   1,875        1,875
                                                  --------
FLORIDA (8.5%)
   Collier County, Housing Finance
     Authority, VRDN (C)(D)(E)
     3.600%, 06/05/96                   2,400        2,400
   Dade County, Power & Light
     Project, VRDN (C)(D)(E)
     3.600%, 06/03/96                   2,200        2,200
   Housing Finance Agency,
     VRDN (C)(D)(E)(F)
     3.750%, 06/05/96                   8,900        8,900
   Housing Finance Agency,
     Multi-Family Housing,
     VRDN (C)(D)(E)
     3.600%, 06/05/96                   4,400        4,400
   Jacksonville, TECP (E)
     3.150%, 08/09/96                   3,000        3,000

STATEMENT OF NET ASSETS
=============================================================
STI CLASSIC FUNDS  MAY 31, 1996


TAX-EXEMPT MONEY MARKET FUND--CONTINUED
-------------------------------------------------------------
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
-------------------------------------------------------------
FLORIDA--CONTINUED
   Monroe County, Industrial
     Development Authority, Beverly
     Enterprises Project,
     VRDN (C)(D)(E)
     3.600%, 06/05/96                  $2,300      $ 2,300
   Palm Beach County, Norton
     Gallery Project, VRDN (C)(D)(E)
     3.600%, 06/05/96                   3,000        3,000
   Saint Lucie County, Pollution
     Control Board, Power & Light
     Project, VRDN (C)(D)(E)
     3.600%, 06/03/96                   5,000        5,000
                                                  --------
     Total Florida                                  31,200
                                                  --------
GEORGIA (7.4%)
   Burke County, Development
     Authority, TECP (E)
     3.250%, 06/03/96                   4,000        4,000
   Cobb County, Industrial
     Development Authority,
     VRDN (C)(D)(E)
     3.700%, 06/05/96                   1,030        1,030
   Cobb County, TAN
     4.000%, 12/31/96                   6,000        6,014
   Dekalb County, TRAN
     3.750%, 12/31/96                   5,000        5,014
   Fulton County, Industrial
     Development Authority,
     American Red Cross Project,
     VRDN (C)(D)(E)
     3.650%, 06/06/96                   1,600        1,600
   Fulton County, School District, RB,
     Pre-Refunded 05/01/97 @ 103 (G)
     7.625%, 05/01/17                   3,000        3,195
   Lafayette, Industrial Development
     Authority, Blue-Bird  Project,
     Ser 1991, VRDN (C)(D)(E)
     3.650%, 06/06/96                   1,000        1,000
   Monroe County, Industrial
     Development Authority, Forsyth
     Inns Project, VRDN (C)(D)(E)
     3.700%, 06/05/96                   2,525        2,525
   Municipal Electric Authority,
     VRDN (FGIC) (C)(D)
     3.650%, 06/06/96                  $3,000      $ 3,000
                                                  --------
     Total Georgia                                  27,378
                                                  --------
HAWAII (0.8%)
   State Housing Finance &
     Development Authority,
     VRDN (C)(D)(E)
     3.800%, 06/05/96                   3,000        3,000
                                                  --------
IDAHO (0.8%)
   Nez Pierce County, Pollution
     Control Board, VRDN (C)(D)(E)
     3.550%, 06/05/96                   1,000        1,000
   Nez Pierce County, Pollution
     Control Board,  Potlatch
     Corporation Project,
     VRDN (C)(D)(E)
     3.600%, 06/05/96                   2,000        2,000
                                                  --------
     Total Idaho                                     3,000
                                                  --------
ILLINOIS (4.9%)
   Chicago, Board of Education, COP (E)
     3.700%, 12/01/96                   3,000        3,000
   Cook County, VRDN (C)(D)
     3.650%, 06/05/96                   4,900        4,900
   Decatur, GO (AMBAC)
     3.850%, 10/01/96                   1,030        1,030
   Savanna, Industrial Development
     Authority, Metform Project,
     Ser B, VRDN (C)(D)(E)
     3.750%, 06/05/96                   1,400        1,400
   Savanna, Industrial Development
     Authority, Ser A, VRDN (C)(D)(E)
     3.700%, 06/05/96                     500          500
   State Anti-Pollution Authority, GO
     5.250%, 11/01/96                   1,400        1,411

-------------------------------------------------------------
                                    FACE AMOUNT     VALUE
                                       (000)        (000)
-------------------------------------------------------------
ILLINOIS--CONTINUED
   State Health Facilities Authority,
     University of Chicago Hospital
     Project, Ser C,
     VRDN (MBIA) (C)(D)
     3.600%, 06/05/96                  $4,000      $ 4,000
   State Health Facilities Authority,
     Streeterville Project,
     VRDN (C)(D)(E)
     3.600%, 06/05/96                   2,000        2,000
                                                  --------
     Total Illinois                                 18,241
                                                  --------
INDIANA (2.2%)
   Allen County, Industrial Economic
     Development, Mattel Power
     Wheels Project, VRDN (C)(D)(E)(F)
     3.900%, 06/05/96                   1,500        1,500
   Fort Wayne, Economic Development
     Authority, ND Tech Project,
     VRDN (C)(D)(E)(F)
     3.700%, 06/05/96                   1,000        1,000
   Indianapolis, Industrial Economic
     Development Authority,
     VRDN (C)(D)(E)
     3.750%, 06/05/96                   2,000        2,000
   Jasper County, Pollution Control
     Board, Northern Indiana Public
     Service Project, Ser C,
     VRDN (C)(D)(E)
     3.700%, 06/03/96                   2,200        2,200
   State Bond Bank Advance Funding
     Notes (E)
     4.250%, 07/08/96                   1,250        1,251
                                                  --------
     Total Indiana                                   7,951
                                                  --------
IOWA (0.7%)
   West Des Moines, Commercial
     Development Authority,
     Greyhound Lines Project,
     VRDN (C)(D)(E)
     3.700%, 06/05/96                   2,500        2,500
                                                  --------
KANSAS (0.5%)
   Burlington, Pollution Control
     Authority, Kansas City Power &
     Light Project,  Ser B, TECP (E)
     3.650%, 08/08/96                  $2,000     $  2,000
                                                  --------
KENTUCKY (1.2%)
   Lexington-Fayette Urban County,
     Government Residential Facilities,
     Richmond Place Project,
     RB Mandatory Put 04/01/97
     @ 100 (E)
     4.500%, 04/01/15                   1,000        1,000
   Pendleton County, VRDN (C)(D)(E)
     3.966%, 07/01/96                   1,000        1,000
   State League of Cities,
     VRDN (C)(D)(E)
     3.700%, 06/05/96                   1,380        1,380
   State Turnpike Authority, RB,
     Pre-Refunded 07/01/96 @ 102 (G)
     7.400%, 01/01/97                   1,025        1,048
                                                  --------
     Total Kentucky                                  4,428
                                                  --------
LOUISIANA (2.0%)
   Lake Charles, Harbor & Terminal
     District Authority, Reynolds
     Metals Project, VRDN (C)(D)(E)
     3.500%, 06/05/96                   3,000        3,000
   Port Authority, Occidental
     Petroleum Project, VRDN (C)(D)(E)
     3.600%, 06/05/96                   4,500        4,500
                                                  --------
     Total Louisiana                                 7,500
                                                  --------
MARYLAND (3.5%)
   Baltimore County, Gas &
     Electric, TECP (E)
     3.200%, 06/04/96                   5,000        5,000
   Baltimore County, Allied Signal
     Project, VRDN (C)(D)(E)
     3.700%, 06/05/96                   1,000        1,000

STATEMENT OF NET ASSETS
=============================================================
STI CLASSIC FUNDS  MAY 31, 1996


TAX-EXEMPT MONEY MARKET FUND--CONTINUED
-------------------------------------------------------------
                                      FACE AMOUNT    VALUE
                                         (000)       (000)
-------------------------------------------------------------
MARYLAND--CONTINUED
   Health & Higher Education
     Authority, Pooled Loan Program,
     Ser B, VRDN (C)(D)(E)
     3.700%, 06/05/96                  $5,000      $ 5,000
   Montgomery County, TECP (E)
     3.250%, 06/05/96                   2,000        2,000
                                                  --------
     Total Maryland                                 13,000
                                                  --------
MICHIGAN (4.0%)
   State Housing Finance Authority,
     VRDN (C)(D)(E)(F)
     3.800%, 06/05/96                   1,000        1,000
   State Housing Development
     Authority, VRDN (C)(D)(E)
     3.625%, 06/06/96                   3,000        3,000
   State Industrial Development
     Authority, VRDN (C)(D)(E)
     3.600%, 06/05/96                   3,000        3,000
   Pollution Control Board,
     Underground Storage Tanks
     Project, VRDN (C)(D)(E)
     4.000%, 06/05/96                   4,900        4,900
   State Strategic Fund, Dow
     Chemical Project, TECP (E)
     3.550%, 06/17/96                   2,900        2,900
                                                  --------
     Total Michigan                                 14,800
                                                  --------
MINNESOTA (0.3%)
   Hennepin County, Waste
     Treatment Authority, GO
     4.400%, 10/01/96                   1,000        1,003
                                                  --------
MISSISSIPPI (0.6%)
   State GO
     4.500%, 12/01/96                   2,300        2,309
                                                  --------
MISSOURI (3.8%)
   Environmental Improvement
     Authority, RB Putable
     06/01/96 @ 100 (E)
     4.000%, 06/01/14                   1,000        1,000
   Environmental Improvement
     Authority, Utilicorp United
     Project, VRDN (C)(D)(E)
     3.750%, 06/05/96                  $  700       $  700
   Improvement & Energy Resource
     Authority, Kansas City Power &
     Light Project, TECP (E)
     3.750%, 11/06/96                   5,000        5,000
   Industrial Development Authority,
     Bachman Machine Project,
     Ser A, VRDN (C)(D)(E)(F)
     3.950%, 06/05/96                     140          140
   Industrial Development Authority,
     Excelsior Manufacturing Project,
     Ser B, VRDN (C)(D)(E)(F)
     3.950%, 06/05/96                      40           40
   Industrial Development Authority,
     Milbank Systems Project, Ser B,
     VRDN (C)(D)(E)(F)
     3.950%, 06/05/96                     115          115
   Industrial Development Authority,
     Precision Stainless Project,
     Ser I, VRDN (C)(D)(E)(F)
     3.950%, 06/05/96                      80           80
   Industrial Development Authority,
     Plastic Enterprises Project,
     Ser A, VRDN (C)(D)(E)(F)
     3.950%, 06/05/96                     415          415
   Saint Louis, Industrial Development
     Authority, Multi-Family Housing,
     Sugar Pines Apartments Project,
     VRDN (C)(D)(E)
     3.600%, 06/06/96                   1,200        1,200
   State Custody Receipt, Third Street
     Building Project, VRDN (C)(D)
     3.900%, 06/05/96                   2,000        2,000
   State Ecomonic Development
     Authority, Milbank System
     Project, Ser C, VRDN (C)(D)(E)
     3.950%, 06/05/96                     200          200

-------------------------------------------------------------
                                      FACE AMOUNT    VALUE
                                         (000)       (000)
-------------------------------------------------------------
MISSOURI--CONTINUED
   State Health & Educational
     Facilities Authority, Sisters
     of Mercy Health Systems Project,
     RB 3.600%, 12/01/96               $1,000     $  1,000
   State VRDN
     3.650%, 06/06/96                   2,125        2,125
                                                  --------
     Total Missouri                                 14,015
                                                  --------
NEBRASKA (0.6%)
   Higher Education Authority,
     Student Loan Program,
     Ser C, VRDN (SLMA) (C)(D)
     3.700%,06/05/96                    2,300        2,300
                                                  --------
NEVADA (1.4%)
   Clark County, Nevada Power
     Project, Ser A, VRDN (C)(D)(E)(F)
     3.700%, 06/05/96                   5,000        5,000
                                                  --------
NEW HAMPSHIRE (2.8%)
   State Housing Finance Authority,
     Multi-Family Housing,
     Fairways Project, VRDN (C)(D)(E)
     3.750%, 06/05/96                   5,000        5,000
   State Housing Finance Authority,
     Ser A, RB Putable 01/15/97
     @ 100 (F) 3.650%, 07/01/26         1,500        1,500
   State Pollution Control
     Authority, VRDN (C)(D)(E)
     3.700%, 06/05/96                     800          800
   State Business Finance
     Authority, TECP (E)
     3.750%, 06/12/96                   3,000        3,000
                                                  --------
     Total New Hampshire                            10,300
                                                  --------
NEW MEXICO (2.4%)
   Educational Assistance Foundation,
     Student Loan Program, VRDN
     (AMBAC)
     3.800%, 06/06/96                  $3,950     $  3,950
   Mortgage Finance Authority,
     Single-Family Mortgage,
     Ser A, RB Mandatory Put 12/31/96
     @ 100 (GNMA)
     3.250%, 01/01/28                   5,000        4,987
                                                  --------
     Total New Mexico                                8,937
                                                  --------
NEW YORK (1.4%)
   Suffolk County, Ser I, TAN (E)
     4.000%, 08/15/96                   5,000        5,007
                                                  --------
NORTH DAKOTA (1.4%)
   Mercer County, Solid Waste
     Disposal Authority, United
     Power Project, RB Optional Put
     12/01/96 @ 100 (F)
     3.650%, 12/01/18                   5,000        5,000
                                                  --------
OHIO (1.6%)
   State Air Quality Development
     Authority, JMG Limited
     Partnership, Ser A,
     VRDN (C)(D)(E)(F)
     3.600%, 06/05/96                   3,000        3,000
   State Pollution Control Authority,
     Duquesne Project, VRDN (C)(D)(E)
     3.750%, 06/05/96                   3,000        3,000
                                                  --------
     Total Ohio                                      6,000
                                                  --------
OREGON (0.3%)
   State Housing & Community
     Services, Single-Family Mortgage
     Program, Ser C, RB (F)
     3.850%, 05/15/97                   1,000        1,000
                                                  --------

STATEMENT OF NET ASSETS
=============================================================
STI CLASSIC FUNDS  MAY 31, 1996


TAX-EXEMPT MONEY MARKET FUND--CONTINUED
-------------------------------------------------------------
                                     FACE AMOUNT    VALUE
                                        (000)       (000)
-------------------------------------------------------------
PENNSYLVANIA (6.5%)
   Allegheny County Health Center
     Development Ser B, TECP (E)
     3.700%, 06/10/96                  $5,000     $  5,000
   Beaver County, Industrial
     Development Authority,
     Duquesne Light Company
     Project, Ser B, VRDN (C)(D)(E)
     3.650%, 06/05/96                   1,000        1,000
   Delaware County, Industrial
     Development Authority,
     Philadelphia Electric Project,
     Ser C, TECP (FGIC)
     3.250%, 06/05/96                   6,000        6,000
   Philadelphia School District,
     Ser 1995, TRAN
     4.500%, 06/28/96                   3,000        3,001
   Philadelphia, Ser A, TRAN
     4.500%, 06/27/96                   4,000        4,002
   State TAN
     4.500%, 06/28/96                   5,000        5,003
                                                  --------
     Total Pennsylvania                             24,006
                                                  --------
RHODE ISLAND (3.0%)
   State TAN (E)
     4.500%, 06/28/96                   5,000        5,003
   Student Loan Authority,
     VRDN (C)(D)(E)(F)
     3.650%, 06/05/96                   6,000        6,000
                                                  --------
     Total Rhode Island                             11,003
                                                  --------
SOUTH CAROLINA (1.4%)
   State Public Service Authority,
     Ser C, RB
     3.800%, 01/01/97                   2,000        2,006
   York County, Pollution Control
     Authority, North Carolina
     Electric Power Project,
     Ser N-5, VRDN (C)(D)(E)
     3.250%, 09/15/96                   3,000        3,000
                                                  --------
     Total South Carolina                            5,006
                                                  --------
TENNESSEE (4.0%)
   Covington, Industrial Development
     Board, Charms Project,
     VRDN (C)(D)(E)
     3.700%, 06/05/96                  $3,000      $ 3,000
   Hamilton County, Industrial
     Development Board, Tennessee
     Aquarium Project, VRDN (C)(D)(E)
     3.650%, 06/06/96                   3,000        3,000
   Memphis-Shelby County, Industrial
     Development Board, Ponderosa
     Fibres American Project,
     VRDN (C)(D)(E)
     3.800%, 06/06/96                   1,800        1,800
   Nashville & Davidson County,
     Government Health & Education
     Authority, Vanderbilt University
     Project, Ser B, VRDN (C)(D)
     3.700%, 05/01/97                   1,400        1,400
   Nashville & Davidson County,
     Industrial Development
     Authority, Multi-Family
     Mortgage, Chimneytop II
     Project, VRDN (C)(D)(E)
     3.700%, 06/05/96                   1,325        1,325
   State School Board Authority,
     VRDN (C)(D)
     3.600%, 06/05/96                     750          750
   State School Board Authority,
     Ser B, BAN, VRDN (C)(D)
     3.600%, 06/05/96                   1,400        1,400
   State School Board Authority,
     VRDN (C)(D)
     3.600%, 06/05/96                   2,200        2,200
                                                  --------
     Total Tennessee                                14,875
                                                  --------

-------------------------------------------------------------
                                    FACE AMOUNT     VALUE
                                       (000)        (000)
-------------------------------------------------------------
TEXAS (7.9%)
   Brazos River, TECP (E)(F)
     3.700%, 08/08/96                  $2,790     $  2,790
   Brazos River, Dow Chemical
     Project, TECP (E)
     3.450%, 08/23/96                   2,700        2,700
   Harris County, Health Facility
     Authority, TECP (E)
     3.200%, 06/10/96                   3,000        3,000
   Harris County, Industrial
     Development Authority,
     Lubrizol Project, VRDN (C)(D)(E)
     3.600%, 06/05/96                   1,600        1,600
   Harris County, Toll Roads,
     Ser H, VRDN (C)(D)
     3.600%, 06/05/96                   5,500        5,500
   Harris County, Housing Finance
     Corporation, Ser 1985,
     VRDN (C)(D)(E)
     3.875%, 06/06/96                   1,000        1,000
   Houston, TECP (E)
     3.250%, 06/11/96                   5,000        5,000
   Lone Star, Airport Improvement,
     VRDN (C)(D)
     3.650%, 06/03/96                   1,700        1,700
   State Public Finance Authority,
     Ser C, GO
     6.400%, 10/01/96                   1,000        1,009
   State TAN (E)
     4.750%, 08/30/96                   5,000        5,008
                                                  --------
     Total Texas                                    29,307
                                                  --------
UTAH (4.3%)
   Davis County, School District, TAN
     4.250%, 06/28/96                   6,500        6,502
   Salt Lake County, Solid Waste
     Disposal Authority, Kennecott
     Copper Project, Ser A,
     VRDN (C)(D)(E)(F)
     3.800%, 06/05/96                   6,400        6,400
Tooele County, Hazardous Waste
     Treatment, Westinghouse
     Project, Ser A, TECP (E)
     3.650%, 07/23/96                  $3,000     $  3,000
                                                  --------
     Total Utah                                     15,902
                                                  --------
VERMONT (2.7%)
   State TECP (E)
     3.400%, 06/14/96                  10,000       10,000
                                                  --------
VIRGINIA (2.4%)
   Chesterfield County, Industrial
     Development Authority, Allied
     Signal Project, VRDN (C)(D)(E)
     3.750%, 06/05/96                   3,000        3,000
   Commonwealth, Ser 1994,
     VRDN (C)(D)
     3.750%, 06/06/96                   3,000        3,000
   Front Royal & Warren County,
     Industrial Development Authority,
     Pen Tab Industries Project,
     VRDN (C)(D)(E)(F)
     3.900%, 06/06/96                   3,000        3,000
                                                  --------
     Total Virginia                                  9,000
                                                  --------
WASHINGTON (0.5%)
   Port of Seattle, VRDN (C)(D)
     3.500%, 06/05/96                   1,800        1,800
                                                  --------
WEST VIRGINIA (1.1%)
   Marshall County, Pollution Control
     Authority, Allied Signal Project,
     VRDN (C)(D)(E)
     3.750%, 06/05/96                   2,000        2,000
   Marshall County, PPG Industries
     Project, VRDN (C)(D)(E)
     3.800%, 06/06/96                   2,000        2,000
                                                  --------
     Total West Virginia                             4,000
                                                  --------

STATEMENT OF NET ASSETS
=============================================================
STI CLASSIC FUNDS  MAY 31, 1996


TAX-EXEMPT MONEY MARKET FUND--CONCLUDED
-------------------------------------------------------------
                                     FACE AMOUNT     VALUE
                                        (000)        (000)
-------------------------------------------------------------
WISCONSIN (0.8%)
   State VRDN (C)(D)
     3.600%, 06/06/96                  $3,000     $  3,000
                                                  --------
Total Municipal Bonds
     (Cost $367,861,479)                           367,862
                                                  --------
CASH EQUIVALENT (1.1%)
   SEI Tax-Exempt Trust Institutional
     Tax-Free Portfolio                 3,966        3,966
                                                  --------
Total Cash Equivalent
     (Cost $3,965,853)                               3,966
                                                  --------
Total Investments (100.8%)
     (Cost $371,827,332)                           371,828
                                                  --------
OTHER ASSETS AND LIABILITIES (-0.8%)
Total Other Assets and Liabilities, Net             (2,992)
                                                  --------

-------------------------------------------------------------
                                                   VALUE
                                                   (000)
-------------------------------------------------------------
NET ASSETS:
   Fund shares of the Trust Class (unlimited
     authorization --no par value) based
     on 273,619,007 outstanding shares of
     benefical interest                           $273,619
   Fund shares of the Investor Class (unlimited
     authorization--no par value) based on
     95,230,640 outstanding shares of
     beneficial interest                            95,231
   Accumulated net realized loss on
     investments                                       (14)
                                                  --------
Total Net Assets (100.0%)                         $368,836
                                                  ========
Net Asset Value, Offering Price and
   Redemption Price Per Share--
   Trust Shares                                   $   1.00
                                                  ========
Net Asset Value, Offering Price and
   Redemption Price Per Share--
   Investor Shares                                $   1.00
                                                  ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
            FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 101.

STATEMENT OF NET ASSETS
=============================================================
STI CLASSIC FUNDS  MAY 31, 1996


        KEY TO ABBREVIATIONS USED IN THE STATEMENT OF NET ASSETS

ADR         American Depository Receipt
AMBAC       Security insured by the American Municipal
            Bond Assurance Company
ARM         Adjustable Rate Mortgage
BAN         Bond Anticipation Note
Cl          Class
CMO         Collateralized Mortgage Obligation
COP         Certificate of Participation
CV          Convertible Security
ETM         Escrowed to Maturity
F           Foreign Registry Shares
FGIC        Security insured by the Financial Guaranty
            Insurance Corporation
FHLB        Federal Home Loan Bank
FHLMC       Federal Home Loan Mortgage Corporation
FNMA        Federal National Mortgage Association
FSA         Security insured by Financial Security
            Assurance
GDR         Global Depository Receipt
GECC        General Electric Capital Corporation
GMAC        General Motors Acceptance Corporation
GNMA        Government National Mortgage Association
GO          General Obligation
MBIA        Security insured by the Municipal Bond
            Insurance Association
MTN         Medium Term Note
PSFG        Permanent School Fund Guarantee
RB          Revenue Bond
REIT        Real Estate Investment Trust
REMIC       Real Estate Mortgage Investment Conduit
Ser         Series
SLMA        Student Loan Marketing Association
STRIPS      Separately Traded Registered Interest and
            Principal Security
TAN         Tax Anticipation Note
TECP        Tax Exempt Commercial Paper
TRAN        Tax & Revenue Anticipation Note
VRDN        Variable Rate Demand Note
*           Non-income producing securities
(A)         Zero Coupon Bond
(B)         Private Placement Security
(C)         Variable rate security. The rate reported on the
            Statement of Net Assets is the rate in effect on May 31, 1996
(D)         Put and demand features exist requiring the
            issuer to repurchase the instrument prior to maturity
(E)         Securities are held in connection with a letter
            of credit issued by a major bank
(F)         Income on security may be subject to the
            Alternative Minimum Tax
(G)         Collateralized by U.S. Government Securities

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF ASSETS AND LIABILITIES (000)
================================================================================
STI CLASSIC FUNDS  FOR THE YEAR ENDED MAY 31, 1996


                                                                                     -------------    ----------      ----------

                                                                                     INTERNATIONAL    INVESTMENT       FLORIDA
                                                                                        EQUITY      GRADE TAX-EXEMPT  TAX-EXEMPT
                                                                                         FUND          BOND FUND      BOND FUND

                                                                                      ------------    ----------      ----------
Assets:
  Investments at Market Value
    (Cost $194,622,776, $158,665,690, $36,007,283, respectively).................         $208,240       $157,970      $ 35,650
  Cash and Foreign Currency......................................................           12,765             --            --
  Receivables for Investment Securities Sold.....................................               --          6,359            --
  Receivables for Capital Shares Sold............................................              493          5,660         1,459
  Other Assets...................................................................              622          2,546           578
                                                                                          --------       --------       -------
  Total Assets...................................................................          222,120        172,535        37,687
                                                                                          --------       --------       -------
Liabilities:
  Payables for Investment Securities Purchased...................................            3,488          3,970            --
  Payables for Capital Shares Repurchased........................................              512            285            --
  Accrued Expenses...............................................................              413            177            43
  Distribution Payable...........................................................               --            535           137
  Other Liabilities..............................................................               --             98            --
                                                                                          --------       --------       -------
  Total Liabilities..............................................................            4,413          5,065           180
                                                                                          --------       --------       -------
Net Assets:
  Fund Shares of the Trust Shares (Unlimited Authorization -- No Par Value)
    Based on 18,703,354, 11,214,957, 3,059,386, respectively Outstanding Shares
    of Beneficial Interest.......................................................          195,165        123,950        31,003
  Fund Shares of the Investor Shares (Unlimited Authorization -- No Par Value)
    Based on 302,894, 3,367,080, 399,731, respectively Outstanding Shares
    of Beneficial Interest.......................................................            3,247         36,440         3,971
  Fund Shares of the Flex Shares (Unlimited Authorization -- No Par Value)
    Based on 83,847, 498,358, 267,043, respectively Outstanding Shares
    of Beneficial Interest.......................................................              908          5,632         2,741
  Undistributed Net Investment Income............................................              986              2             4
  Accumulated Net Realized Gain on Investments...................................            4,059          2,142           145
  Accumulated Net Realized Loss on Foreign Currency Transactions.................             (265)            --            --
  Net Unrealized Appreciation (Depreciation) on Investments......................           13,617           (696)         (357)
  Net Unrealized Depreciation on Foreign Currency and
    Translation of Other Assets and Liabilities in Foreign Currency..............              (10)            --            --
                                                                                          --------       --------       --------
  Total Net Assets...............................................................         $217,707       $167,470       $ 37,507
                                                                                          ========       ========       ========
Net Asset Value, Offering Price and Redemption Price Per Share -- Trust Shares...         $  11.40       $  11.10       $  10.06
                                                                                          ========       ========       ========
Net Asset Value and Redemption Price Per Share -- Investor Shares................         $  11.38       $  11.12       $  10.07
                                                                                          ========       ========       ========
Maximum Public Offering Price Per Share -- Investor Shares
 ($11.38 (DIVIDED BY) 96.25%), ($11.12 (DIVIDED BY) 96.25%),
 ($10.07 (DIVIDED BY) 96.25%)....................................................         $  11.82       $  11.55       $  10.46
                                                                                          ========       ========       ========
Net Asset Value,Offering and Redemption Price Per Share--Flex Shares (1).........         $  11.37       $  11.11       $  10.08
                                                                                          ========       ========       ========


(1) Flex Class has a contingent deferred sales charge. For a description of a possible sales charge, see notes to the Financial Statements

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (000)
================================================================================
STI CLASSIC FUNDS  FOR THE PERIOD ENDED MAY 31, 1996


                                                                             MID-CAP      CAPITAL                 INTERNATIONAL
                                                           VALUE INCOME      EQUITY        GROWTH      BALANCED      EQUITY
                                                            STOCK FUND        FUND          FUND         FUND      INDEX FUND
                                                            ----------      ---------     ---------    ----------  -----------
                                                             06/01/95-      06/01/95-     06/01/95-     06/01/95-    06/01/95-
                                                             05/31/96       05/31/96      05/31/96      05/31/96     05/31/96
                                                             ---------      ---------     ---------     ---------    ---------
Income:
  Interest Income ........................................    $  4,145        $ 1,718      $  4,354      $ 3,136        $   34
  Dividend Income ........................................      40,342          2,105        19,620          972         2,008
  Less Foreign Taxes Withheld ............................          --             --            --           --          (182)
                                                              --------        -------      --------      -------        ------
  Total Investment Income ................................      44,487          3,823        23,974        4,108         1,860
                                                              --------        -------      --------      -------        ------
Expenses:
  Investment Advisory Fees ...............................       9,448          2,377        13,507          990           885
  Investment Advisory Fees Waived ........................          --           (319)       (1,409)        (166)         (144)
  Contribution from Advisor ..............................          --             --            --           --            --
  Administrator Fees .....................................         846            148           842           75            71
  Transfer Agent Fees-- Trust Class of Shares ............          14             15            10           15            15
  Transfer Agent Fees-- Investor Class of Shares .........         131             31           218           23            24
  Transfer Agent Fees-- Flex Class of Shares .............          26             16            19           13            13
  Transfer Agent Out of Pocket Fees ......................          74             16            95            8            10
  Printing Expenses ......................................          99             22           109           10            10
  Custody Fees ...........................................          43              9            48            3           132
  Professional Fees ......................................          76             19            90            9             8
  Trustee Fees ...........................................          18              3            22            2             2
  Registration Fees ......................................         144             51           132           12             4
  Distribution Fees -- Investor Class of Shares ..........         363             55         1,188           12            18
  Distribution Fees Waived-- Investor Class of Shares ....         (60)            (4)         (275)          (1)          (18)
  Distribution Fees-- Flex Class of Shares ...............         116             22            49           16             6
  Distribution Fees Waived-- Flex Class of Shares ........         (17)           (12)          (12)          (9)           (6)
  Insurance and Other Fees ...............................          52              6            53            5            22
  Amortization of Deferred Organization Costs ............          13              3            10            3             8
                                                              --------        -------      --------      -------        ------
  Total Expenses .........................................      11,386          2,458        14,696        1,020         1,060
                                                              --------        -------      --------      -------        ------
  Net Investment Income (Loss) ...........................      33,101          1,365         9,278        3,088           800
                                                              --------        -------      --------      -------        ------
Net Realized and Unrealized Gain (Loss) on Investments:
  Net Realized Gain on Securities Sold ...................     196,134         29,513       224,050       11,091         1,134
  Net Realized Loss on Foreign Currency Transactions .....          --             --            --           --            --
  Net Change in Unrealized Depreciation on Foreign Currency
  and Translation of Other Assets and Liabilities in
    Foreign Currency .....................................          --             --            --           --            (7)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments .......................................      60,796         12,518        63,301        1,891         6,362
                                                              --------        -------      --------      -------        ------
  Net Increase in Net Assets from Operations .............    $290,031        $43,396      $296,629      $16,070        $8,289
                                                              ========        =======      ========      =======        ======


*Commencement of operations

Amounts designated as "--" are either $0 or round to $0.

================================================================================


                                                           INTERNATIONAL   SUNBELT   INTERNATIONAL GRADE    FLORIDA    TENNESSEE
                                                              EQUITY        EQUITY       TAX-EXEMPT        TAX-EXEMPT  TAX-EXEMPT
                                                               FUND          FUND        BOND FUND         BOND FUND   BOND FUND
                                                            ------------   --------- -------------------   ----------  -----------
                                                             06/01/95-      06/01/95-     06/01/95-        06/01/95-    06/01/95-
                                                             05/31/96       05/31/96      05/31/96         05/31/96     05/31/96
                                                             ---------      ---------     ---------        ---------    ---------
Income:
  Interest Income ....................................        $   192       $    443         $7,184          $1,438         $226
  Dividend Income ....................................          2,079          2,293             --              --           --
  Less Foreign Taxes Withheld ........................           (235)            --             --              --           --
                                                              -------       --------         ------          ------     --------
  Total Investment Income ............................          2,036          2,736          7,184           1,438          226
                                                              -------       --------         ------          ------     --------
Expenses:
  Investment Advisory Fees ...........................            899          3,890          1,120             182           29
  Investment Advisory Fees Waived ....................           (152)          (465)          (204)            (76)         (29)
  Contribution from Advisor ..........................             --             --             --              --          (18)
  Administrator Fees .................................             50            242            108              20            3
  Transfer Agent Fees -- Trust Class of Shares .......              7             15             15              16           16
  Transfer Agent Fees -- Investor Class of Shares ....              9             58             45              15           14
  Transfer Agent Fees -- Flex Class of Shares ........              6             13             14              13           12
  Transfer Agent Out of Pocket Fees ..................              6             26             14               3            2
  Printing Expenses ..................................              9             34             15               4           --
  Custody Fees .......................................            113             14              6               1           --
  Professional Fees ..................................             10             28             13               3            1
  Trustee Fees .......................................              1              5              2               1           --
  Registration Fees ..................................             83             30             30              10            1
  Distribution Fees -- Investor Class of Shares ......              3            107            175               7            2
  Distribution Fees Waived -- Investor Class
    of Shares ........................................             (3)            (7)           (61)             (1)          (1)
  Distribution Fees-- Flex Class of Shares ...........              2             10             39              17           14
  Distribution Fees Waived-- Flex Class of Shares ....             (2)            (9)           (17)            (14)          (5)
  Insurance and Other Fees ...........................              8             17              9               1           --
  Amortization of Deferred Organization Costs ........              1              3             10               1           --
                                                              -------       --------         ------          ------       ------
  Total Expenses .....................................          1,050          4,011          1,333             203           41
                                                              -------       --------         ------          ------       ------
  Net Investment Income (Loss) .......................            986         (1,275)         5,851           1,235          185
                                                              -------       --------         ------          ------       ------
Net Realized and Unrealized Gain (Loss) on Investments:
  Net Realized Gain on Securities Sold ...............          4,059         39,898          5,634             220           13
  Net Realized Loss on Foreign Currency Transactions..           (265)            --             --              --           --
  Net Change in Unrealized Depreciation on Foreign
  Currencyand Translation of Other Assets and
  Liabilities in
    Foreign Currency .................................            (10)            --             --              --           --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ....................................        13,617         84,777         (3,672)           (723)         (96)
                                                              -------       --------         ------          ------       ------
  Net Increase in Net Assets from Operations ..........       $18,387       $123,400         $7,813          $  732         $102
                                                              =======       ========         ======          ======       ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (000) (concluded)
================================================================================
STI CLASSIC FUNDS  FOR THE PERIOD ENDED MAY 31, 1996


                                                                                                   SHORT-TERM
                                                           GEORGIA     INVESTMENT                 U.S. TREASURY      LIMITED-TERM
                                                          TAX-EXEMPT   GRADE BOND   SHORT-TERM     SECURITIES      FEDERAL MORTGAGE
                                                           BOND FUND      FUND        BOND FUND        FUND            BOND FUND
                                                          ----------   ----------   -----------   --------------   ----------------
                                                           06/01/95-    06/01/95-     06/01/95-      06/01/95-        06/01/95-
                                                           05/31/96     05/31/96      05/31/96       05/31/96         05/31/96
                                                           ---------    ---------     ---------      ---------        ---------
Income:
  Interest Income ..................................          $1,144     $40,504         $4,745        $1,037           $3,533
  Dividend Income ..................................              --          --             --            --               --
                                                              ------      -------        ------        ------           ------
  Total Investment Income ..........................           1,144       40,504         4,745         1,037            3,533
                                                              ------      -------        ------        ------           ------
Expenses:
  Investment Advisory Fees .........................             149          4,580         512           109              344
  Investment Advisory Fees Waived ..................             (65)          (711)       (150)          (72)            (119)
  Administrator Fees ...............................              16            444          56            12               38
  Administrator Fees Waived ........................              --             --          --            --               --
  Transfer Agent Fees-- Trust Class of Shares ......              16             15          14            16               13
  Transfer Agent Fees-- Investor Class of Shares ...              15             54          18            17               14
  Transfer Agent Fees-- Flex Class of Shares .......              13             14          12            12               12
  Transfer Agent Out of Pocket Fees ................               3             46           7             3                8
  Printing Expenses ................................               3             58           8             2                5
  Custody Fees .....................................               1             26           3            --                2
  Professional Fees ................................               2             51           7             1                6
  Trustee Fees .....................................              --              9           1            --                1
  Registration Fees ................................               7             98          16             6               13
  Distribution Fees -- Investor Class of Shares ....               6            152           6            10                3
  Distribution Fees Waived -- Investor Class
    of Shares ......................................              (1)           (73)         (1)           (2)              (1)
  Distribution Fees-- Flex Class of Shares .........              24             24           6            12                7
  Distribution Fees Waived -- Flex Class
    of Shares ......................................             (17)           (15)         (6)          (12)               (7)
  Insurance and Other Fees .........................               1             28           4            --                 2
  Amortization of Deferred Organization Costs ......              --             10           8             8                11
                                                              ------        -------      ------        ------           -------
  Total Expenses ...................................             173          4,810         521           122               352
                                                              ------        -------      ------        ------           -------
Net Investment Income ..............................             971         35,694       4,224           915             3,181
                                                              ------        -------      ------        ------           -------
Net Realized and Unrealized Gain (Loss) on
  Investments.......................................
  Net Realized Gain (Loss) on Securities Sold ......             330         19,716       1,358            95               389
  Net Change in Unrealized Depreciation
    on Investments .................................            (789)       (32,383)     (2,395)         (294)           (1,359)
                                                              ------        -------      ------        ------           -------
Net Increase in Net Assets from Operations .........          $  512        $23,027      $3,187        $  716           $ 2,211
                                                              ======        =======      ======        ======           =======


Amounts designated as "--" are either $0 or round to $0.

================================================================================


                                                                                                            TAX-EXEMPT
                                                           U.S.         PRIME QUALITY    U.S. GOVERNMENT       MONEY
                                                         GOVERNMENT      MONEY MARKET    SECURITIES MONEY      MARKET
                                                       SECURITIES FUND       FUND           MARKET FUND         FUND
                                                       ---------------   -------------   ----------------    ----------
                                                          06/01/95-        06/01/95-         06/01/95-        06/01/95-
                                                          05/31/96         05/31/96          05/31/96         05/31/96
                                                          ---------        ---------         ---------        --------
Income:
  Interest Income ................................            $698          $60,664           $22,883         $14,248
  Dividend Income ................................              --               --                --              --
                                                              ----          -------           -------         -------
  Total Investment Income ........................             698           60,664            22,883          14,248
                                                              ----          -------           -------         -------
Expenses:
  Investment Advisory Fees .......................              76            6,950             2,646           2,108
  Investment Advisory Fees Waived ................             (60)          (1,603)             (578)           (685)
  Administrator Fees .............................               7              765               292             275
  Administrator Fees Waived ......................              --             (450)              (73)             --
  Transfer Agent Fees-- Trust Class of Shares ....              16               16                16              16
  Transfer Agent Fees-- Investor Class of Shares..              13               48                29              25
  Transfer Agent Fees-- Flex Class of Shares .....              14               --                --              --
  Transfer Agent Out of Pocket Fees ..............               3               70                27              25
  Printing Expenses ..............................               1               95                38              38
  Custody Fees ...................................              --               43                18              17
  Professional Fees ..............................               1               83                30              32
  Trustee Fees ...................................              --               14                 3               6
  Registration Fees ..............................               6              200                63              72
  Distribution Fees -- Investor Class of Shares...               5              382                97             139
  Distribution Fees Waived -- Investor Class
    of Shares ....................................              (1)            (108)              (53)            (59)
  Distribution Fees -- Flex Class of Shares ......              16               --                --              --
  Distribution Fees Waived-- Flex Class
    of Shares ....................................             (12)              --                --              --
  Insurance and Other Fees .......................               1               17                 7              12
  Amortization of Deferred Organization Costs ....              10               10                10              10
                                                              ----          -------           -------         -------
  Total Expenses .................................              96            6,532             2,572           2,031
                                                              ----          -------           -------         -------
Net Investment Income ............................             602           54,132            20,311          12,217
                                                              ----          -------           -------         -------
Net Realized and Unrealized Gain (Loss) on
   Investments....................................
  Net Realized Gain (Loss) on Securities Sold ....             (24)             (82)               90               9
  Net Change in Unrealized Depreciation
     on Investments ..............................            (557)              --                --              --
                                                              ----          -------           -------         -------
Net Increase in Net Assets from Operations .......            $ 21          $54,050           $20,401         $12,226
                                                              ====          =======           =======         =======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================
STI CLASSIC FUNDS  FOR THE PERIOD ENDED MAY 31, 1996


                                                VALUE INCOME        MID-CAP EQUITY
                                                 STOCK FUND              FUND           CAPITAL GROWTH FUND      BALANCED FUND
                                           ---------------------  --------------------  --------------------  ---------------------
                                            06/01/95-  06/01/94-  06/01/95-  06/01/94-  06/01/95-  06/01/94-  06/01/95-   06/01/94-
                                            05/31/96   05/31/95   05/31/96   05/31/95   05/31/96   05/31/95   05/31/96    05/31/95
                                           ----------  ---------  ---------  ---------  ---------  ---------  ---------   --------
Operations:
  Net Investment Income .................. $   33,101    $27,417   $  1,365   $    848 $   9,278  $  13,878     $3,088    $  2,894
  Net Realized Gain (Loss) on
    Investments ..........................    196,134     63,692     29,513      3,443   224,050    (25,085)    11,091      (2,649)
  Net Realized Gain (Loss) on Foreign
    Currency Transactions ................         --         --         --         --        --         --         --          --
  Net Change in Unrealized Appreciation
    (Depreciation) on Foreign Currency
    and Translation of Other Assets and
    Liabilities in Foreign Currency ......         --         --         --         --        --         --         --          --
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments ........     60,796     72,296     12,518      9,545    63,301     81,722      1,891       7,258
                                           ---------- ----------   --------  --------- ---------- ---------- ---------    --------
    Increase in Net Assets from Operations    290,031    163,405     43,396     13,836   296,629     70,515     16,070       7,503
                                           ---------- ----------   --------  --------- ---------- ---------- ---------    --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .........................    (29,124)   (23,754)    (1,285)      (718)   (9,644)   (11,234)    (2,933)     (2,702)
    Investor Shares ......................     (2,618)    (1,920)       (30)       (14)     (570)      (928)      (115)        (97)
    Flex Shares ..........................       (206)        --         (1)        --        (5)        --        (31)         --
  Capital Gains:
    Trust Shares .........................    (92,363)   (38,976)   (13,072)        --   (41,659)    (30,893)     (904)         --
    Investor Shares ......................     (9,853)    (3,570)      (922)        --    (7,343)     (5,364)      (44)         --
    Flex Shares ..........................     (1,106)        --       (167)        --      (227)         --       (18)         --
                                           ---------- ----------   --------  --------- ---------- ---------- ---------    --------
  Total Distributions ....................   (135,270)   (68,220)   (15,477)      (732)  (59,448)    (48,419)   (4,045)     (2,799)
                                           ---------- ----------   --------  --------- ---------- ---------- ---------    --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ..........    371,542    468,283    133,402     86,594   187,108     394,468    54,735      44,516
    Reinvestment of Cash Distributions ...    111,671     58,468     13,361        546    48,431      40,271     3,784       2,692
    Cost of Shares Repurchased ...........   (369,739)  (195,046)   (44,487)   (31,035) (439,271)   (362,047)  (47,301)    (53,242)
                                           ---------- ----------   --------  --------- ---------- ---------- ---------    --------
  Increase (Decrease) in Net Assets
    From Trust Share Transactions ........    113,474    331,705    102,276     56,105  (203,732)     72,692    11,218      (6,034)
                                           ---------- ----------   --------  --------- ---------- ---------- ---------    --------
  Investor Shares:
    Proceeds from Shares Issued ..........     31,177     32,292     10,027      4,519    21,971      25,080     1,315       2,054
    Reinvestment of Cash Distributions ...     12,291      5,319        948         14     7,818       6,057       155          93
    Cost of Shares Repurchased ...........    (19,420)   (13,939)    (2,010)      (875)  (34,867)    (43,510)     (844)       (891)
                                           ---------- ----------   --------  --------- ---------- ---------- ---------    --------
    Increase (Decrease) in Net Assets
      From Investor Share Transactions ...     24,048     23,672      8,965      3,658    (5,078)    (12,373)      626       1,256
                                           ---------- ----------   --------  --------- ---------- ---------- ---------    --------
  Flex Shares:
    Proceeds from Shares Issued ..........     24,893         --      5,125         --    10,505          --     3,359          --
    Reinvestment of Cash Distributions ...      1,301         --        163         --       230          --        49          --
    Cost of Shares Repurchased ...........     (1,416)        --       (450)        --      (641)         --      (428)         --
                                           ---------- ----------   --------  --------- ---------- ---------- ---------    --------
  Increase in Net Assets From Flex
    Share Transactions ...................     24,778         --      4,838         --    10,094         --      2,980          --
                                           ---------- ----------   --------  --------- ---------- ---------- ---------    --------
    Increase (Decrease) in Net Assets
      From Share Transactions ............    162,300    355,377    116,079     59,763  (198,716)    60,319     14,824      (4,778)
                                           ---------- ----------   --------  --------- ---------- ---------- ---------    --------
      Total Increase (Decrease) in
        Net Assets .......................    317,061    450,562    143,998     72,867     38,465    82,415     26,849         (74)
                                           ---------- ----------   --------  --------- ---------- ---------- ---------    --------
Net Assets:
  Beginning of Period ....................  1,084,233    633,671    132,907     60,040  1,145,080  1,062,665    92,816      92,890
                                           ---------- ----------   --------  --------- ---------- ---------- ---------    --------
  End of Period .......................... $1,401,294 $1,084,233   $276,905   $132,907 $1,183,545 $1,145,080  $119,665    $ 92,816
                                           ========== ==========   ========  ========= ========== ========== =========    ========
Shares Issued and Redeemed(1):
  Trust Shares:
    Shares Issued ........................      9,898     43,588     10,952      8,666     13,624     33,987     4,974       4,636
    Shares Issued in Lieu of Cash
      Distributions ......................      9,282      5,715      1,144         54      3,617      3,668       346         283
    Shares Redeemed ......................    (30,154)   (18,063)    (3,620)    (3,090)   (32,204)   (31,242)   (4,335)     (5,520)
                                           ---------- -----------   --------  --------- ---------- ---------- ---------    --------
  Net Trust Share Transactions ...........      9,026     31,240      8,476      5,630    (14,963)     6,413       985        (601)
                                           ---------- -----------   --------  --------- ---------- ---------- ---------    --------
  Investor Shares:
    Shares Issued ........................      2,522       2,985        824        448      1,605      2,153      119          212
    Shares Issued in Lieu of Cash
      Distributions ......................      1,023         521         82          1        585        555       14           10
    Shares Redeemed ......................     (1,569)     (1,297)      (165)       (86)    (2,576)    (3,751)     (76)         (92)
                                           ---------- -----------   --------  --------- ---------- ---------- ---------    --------
  Net Investor Share Transactions ........      1,976       2,209        741        363       (386)    (1,043)       57         130
                                           ---------- -----------   --------  --------- ---------- ---------- ---------    --------
  Flex Shares:
    Shares Issued ........................      2,014          --        419         --        768         --       305          --
    Shares Issued in Lieu of Cash
      Distributions ......................        108          --         14         --         17         --         5          --
    Shares Redeemed ......................       (113)         --        (37)        --        (46)        --       (38)         --
                                           ---------- -----------   --------  --------- ---------- ---------- ---------    --------
  Net Flex Share Transactions ............      2,009          --        396         --        739         --       272          --
                                           ========== ===========   ========  ========= ========== ==========  ========    ========

*Commencement of operations.
Amounts designated as "--" are either $0 or round to $0.

                                                INTERNATIONAL        INTERNATIONAL
                                                   EQUITY                EQUITY
                                                 INDEX FUND               FUND         SUNBELT EQUITY FUND
                                            -----------------------  -------------   -----------------------
                                            06/01/95-    06/06/94-*    12/01/95-*    06/01/95-    01/03/94-*
                                            05/31/96     05/31/95      05/31/96      05/31/96     05/31/95
                                            ---------    ----------  --------------  ---------    ----------
Operations:
  Net Investment Income ..................    $   800      $   583      $    986      $ (1,275)     $   (390)
  Net Realized Gain (Loss) on
    Investments ..........................      1,134           28         4,059        39,898       (10,446)
  Net Realized Gain (Loss) on Foreign
    Currency Transactions ................         --           42          (265)           --            --
  Net Change in Unrealized Appreciation
    (Depreciation) on Foreign Currency
    and Translation of Other Assets and
    Liabilities in Foreign Currency ......         (7)           3           (10)           --            --
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments ........      6,362        2,605        13,617        84,777        20,987
                                              -------      -------      --------      --------      --------
    Increase in Net Assets from
      Operations .........................      8,289        3,261        18,387       123,400        10,151
                                              -------      -------      --------      --------      --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .........................     (1,048)        (143)           --            --            --
    Investor Shares ......................        (59)          (4)           --            --            --
    Flex Shares ..........................         (7)          --            --            --            --
  Capital Gains:
    Trust Shares .........................       (743)         (31)           --        (5,188)         (999)
    Investor Shares ......................        (43)          (2)           --          (426)          (89)
    Flex Shares ..........................         (6)          --            --           (20)           --
                                              -------      -------      --------      --------      --------
  Total Distributions ....................     (1,906)        (180)           --        (5,634)       (1,088)
                                              -------      -------      --------      --------      --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ..........     62,965       96,472       212,805       132,237       168,189
    Reinvestment of Cash Distributions ...      1,417          115            --         4,956           948
    Cost of Shares Repurchased ...........    (68,891)     (10,101)      (17,640)      (92,700)      (46,896)
                                              -------      -------      --------      --------      --------
  Increase (Decrease) in Net Assets
    From Trust Share Transactions ........     (4,509)      86,486       195,165        44,493       122,241
                                              -------      -------      --------      --------      --------
  Investor Shares:
    Proceeds from Shares Issued ..........      3,017        4,324         3,467         5,187        10,546
    Reinvestment of Cash Distributions ...        101            5            --           426            89
    Cost of Shares Repurchased ...........     (1,782)        (490)         (220)       (7,209)       (5,208)
                                              -------      -------      --------      --------      --------
    Increase (Decrease) in Net Assets
      From Investor Share Transactions ...      1,336        3,839         3,247        (1,596)        5,427
                                              -------      -------      --------      --------      --------
  Flex Shares:
    Proceeds from Shares Issued ..........        992           --           911         2,489            --
    Reinvestment of Cash Distributions ...         13           --            --            20            --
    Cost of Shares Repurchased ...........       (127)          --            (3)         (123)           --
                                              -------      -------      --------      --------      --------
  Increase in Net Assets From Flex
    Share Transactions ...................        878           --           908         2,386            --
                                              -------      -------      --------      --------      --------
    Increase (Decrease) in Net Assets
      From Share Transactions ............     (2,295)      90,325       199,320        45,283       127,668
                                              -------      -------      --------      --------      --------
      Total Increase (Decrease) in
        Net Assets .......................      4,088       93,406       217,707       163,049       136,731
                                              -------      -------      --------      --------      --------
Net Assets:
  Beginning of Period ....................     93,406           --            --       281,088       144,357
                                              -------      -------      --------      --------      --------
  End of Period ..........................    $97,494      $93,406      $217,707      $444,137      $281,088
                                              =======      =======      ========      ========      ========
Shares Issued and Redeemed(1):
  Trust Shares:
    Shares Issued ........................      5,971        9,758        20,338        10,848        17,356
    Shares Issued in Lieu of Cash
      Distributions ......................        134           12            --           437            96
    Shares Redeemed ......................     (6,536)      (1,035)       (1,635)       (7,882)       (4,848)
                                              -------      -------      --------      --------      --------
  Net Trust Share Transactions ...........       (431)       8,735        18,703         3,403        12,604
                                              -------      -------      --------      --------      --------
  Investor Shares:
    Shares Issued ........................        286          438           324           428         1,095
    Shares Issued in Lieu of Cash
      Distributions ......................         10            1            --            38             9
    Shares Redeemed ......................       (170)         (51)          (21)         (614)         (537)
                                              -------      -------      --------      --------      --------
  Net Investor Share Transactions ........        126          388           303          (148)          567
                                              -------      -------      --------      --------      --------
  Flex Shares:
    Shares Issued ........................         95           --            84           202            --
    Shares Issued in Lieu of Cash
      Distributions ......................          1           --            --             2            --
    Shares Redeemed ......................        (12)          --            --           (10)           --
                                              -------      -------      --------      --------      --------
  Net Flex Share Transactions ............         84           --            84           194            --
                                              =======      =======      ========      ========      ========

                                                                              FLORIDA                 TENNESSEE
                                                 INVESTMENT GRADE            TAX-EXEMPT               TAX-EXEMPT
                                               TAX EXEMPT BOND FUND          BOND FUND                BOND FUND
                                              ----------------------    ----------------------    --------------------
                                              06/01/95-    06/01/94-    06/01/95-    06/01/94-    06/01/95-    06/01/94-
                                              05/31/96     05/31/95     05/31/96     05/31/95     05/31/96     05/31/95
                                              ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Net Investment Income ..................    $  5,851     $  4,295     $  1,235     $    395      $   185      $   103
  Net Realized Gain (Loss) on Investments        5,634        2,511          220           85           13          (11)
  Net Realized Gain (Loss) on Foreign
    Currency Transactions ................          --           --           --           --           --           --
  Net Change in Unrealized Appreciation
    (Depreciation) on Foreign Currency
    and Translation of Other Assets and
    Liabilities in Foreign Currency ......          --           --           --           --           --           --
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments ........      (3,672)       3,246         (723)         421          (96)          99
                                              --------     --------     --------     --------      -------      -------
    Increase in Net Assets from Operations       7,813       10,052          732          901          102          191
                                              --------     --------     --------     --------      -------      -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .........................      (4,292)      (2,582)        (996)        (264)         (80)         (45)
    Investor Shares ......................      (1,492)      (1,658)        (171)        (130)         (54)         (58)
    Flex Shares ..........................        (120)          --          (65)          --          (51)          --
  Capital Gains:
    Trust Shares .........................      (3,335)         (17)        (111)          --           --           --
    Investor Shares ......................      (1,295)         (11)         (21)          --           --           --
    Flex Shares ..........................        (137)          --          (10)          --           --           --
                                              --------     --------     --------     --------      -------      -------
  Total Distributions ....................     (10,671)      (4,268)      (1,374)        (394)        (185)        (103)
                                              --------     --------     --------     --------      -------      -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ..........      87,347       51,898       30,124        8,390          414        1,263
    Reinvestment of Cash Distributions ...       4,062        1,220          228           83           36           29
    Cost of Shares Repurchased ...........     (42,946)     (23,091)      (9,139)      (1,914)        (264)        (274)
                                              --------     --------     --------     --------      -------      -------
  Increase (Decrease) in Net Assets
    From Trust Share Transactions ........      48,463       30,027       21,213        6,559          186        1,018
                                              --------     --------     --------     --------      -------      -------
  Investor Shares:
    Proceeds from Shares Issued ..........       4,535        6,818        1,865        1,793          668          398
    Reinvestment of Cash Distributions ...       2,347        1,410          127           97           35           45
    Cost of Shares Repurchased ...........     (10,550)     (14,915)      (1,235)        (990)        (333)        (436)
                                              --------     --------     --------     --------      -------      -------
    Increase (Decrease) in Net Assets
      From Investor Share Transactions ...      (3,668)      (6,687)         757          900          370            7
                                              --------     --------     --------     --------      -------      -------
  Flex Shares:
    Proceeds from Shares Issued ..........       6,823           --        2,844           --        2,235           --
    Reinvestment of Cash Distributions ...         222           --           50           --           36           --
    Cost of Shares Repurchased ...........      (1,413)          --         (153)          --         (215)          --
                                              --------     --------     --------     --------      -------      -------
  Increase in Net Assets From Flex
    Share Transactions ...................       5,632           --        2,741           --        2,056           --
                                              --------     --------     --------     --------      -------      -------
    Increase (Decrease) in Net Assets
      From Share Transactions ............      50,427       23,340       24,711        7,459        2,612        1,025
                                              --------     --------     --------     --------      -------      -------
      Total Increase (Decrease) in
        Net Assets .......................      47,569       29,124       24,069        7,966        2,529        1,113
                                              --------     --------     --------     --------      -------      -------
Net Assets:
  Beginning of Period ....................     119,901       90,777       13,438        5,472        2,834        1,721
                                              --------     --------     --------     --------      -------      -------
  End of Period ..........................    $167,470     $119,901     $ 37,507     $ 13,438      $ 5,363      $ 2,834
                                              ========     ========     ========     ========      =======      =======
Shares Issued and Redeemed(1):
  Trust Shares:
    Shares Issued ........................       7,736        4,811        2,945          857           43          137
    Shares Issued in Lieu of Cash
      Distributions ......................         362          113           22            9            4            3
    Shares Redeemed ......................      (3,816)      (2,168)        (902)        (199)         (28)         (29)
                                              --------     --------     --------     --------      -------      -------
  Net Trust Share Transactions ...........       4,282        2,756        2,065          667           19          111
                                              --------     --------     --------     --------      -------      -------
  Investor Shares:
    Shares Issued ........................         401          630          182          183           70           43
    Shares Issued in Lieu of Cash
      Distributions ......................         208          131           12           10            4            5
    Shares Redeemed ......................        (934)      (1,389)        (120)        (101)         (35)         (47)
                                              --------     --------     --------     --------      -------      -------
  Net Investor Share Transactions ........        (325)        (628)          74           92           39            1
                                              --------     --------     --------     --------      -------      -------
  Flex Shares:
    Shares Issued ........................         603           --          277           --          233           --
    Shares Issued in Lieu of Cash
      Distributions ......................          20           --            5           --            4           --
    Shares Redeemed ......................        (125)          --          (15)          --          (23)          --
                                              --------     --------     --------     --------      -------      -------
  Net Flex Share Transactions ............         498           --          267           --          214           --
                                              ========     ========     ========     ========      =======      =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS (000) (concluded)
================================================================================
STI CLASSIC FUNDS  FOR THE YEAR ENDED MAY 31, 1996


                                                             GEORGIA
                                                            TAX-EXEMPT            INVESTMENT GRADE          SHORT-TERM BOND
                                                            BOND FUND                BOND FUND                    FUND
                                                     ----------------------    ---------------------    -----------------------
                                                     06/01/95-    06/01/94-    06/01/95-   06/01/94-    06/01/95-     06/01/94-
                                                     05/31/96     05/31/95     05/31/96    05/31/95     05/31/96      05/31/95
                                                     ---------    ---------    ---------   ---------    ---------     ---------
Operations:
  Net Investment Income ........................      $   971       $   598     $ 35,694    $ 32,705     $  4,224      $ 2,786
  Net Realized Gain (Loss) on Investments ......          330           (92)      19,716     (17,663)       1,358         (854)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                        (789)          488      (32,383)     38,279       (2,395)       2,073
                                                      -------       -------     --------    --------     --------      -------
      Increase in Net Assets from Operations ...          512           994       23,027      53,321        3,187        4,005
                                                      -------       -------     --------    --------     --------      -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ...............................         (747)         (459)     (33,703)    (30,731)      (4,065)      (2,639)
    Investor Shares ............................         (139)         (137)      (1,908)     (1,979)        (133)        (144)
    Flex Shares ................................          (88)           --         (114)         --          (26)          --
  Capital Gains:
    Trust Shares ...............................          (26)           --           --        (181)        (124)          --
    Investor Shares ............................           (6)           --           --         (12)          (4)          --
    Flex Shares ................................           (4)           --           --          --           (1)          --
                                                      -------       -------     --------    --------     --------      -------
      Total Distributions ......................       (1,010)         (596)     (35,725)    (32,903)      (4,353)      (2,783)
                                                      -------       -------     --------    --------     --------      -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ................       17,893        12,139      203,235     209,252       60,843       34,765
    Reinvestment of Cash Distributions .........          215           107       26,403      28,634        2,588        1,886
    Cost of Shares Redeemed ....................       (7,944)       (3,723)    (161,583)   (174,411)     (32,113)     (11,630)
                                                      -------       -------     --------    --------     --------      -------
  Increase (Decrease) in Net Assets From
    Trust Share Transactions                           10,164         8,523       68,055      63,475       31,318       25,021
                                                      -------       -------     --------    --------     --------      -------
  Investor Shares:
    Proceeds from Shares Issued ................          661         1,052        8,832       6,058          642        1,244
    Reinvestment of Cash Distributions .........          109           104        1,510       1,695           90          110
    Cost of Shares Redeemed ....................         (596)       (1,260)      (7,248)    (10,879)        (606)      (1,189)
                                                      -------       -------     --------    --------     --------      -------
  Increase (Decrease) in Net Assets From
    Investor Share Transactions ................          174          (104)       3,094      (3,126)         126          165
                                                      -------       -------     --------    --------     --------      -------
  Flex Shares:
    Proceeds from Shares Issued ................        4,355            --        5,179          --        1,014           --
    Reinvestment of Cash Distributions .........           75            --           88          --           22           --
    Cost of Shares Redeemed ....................         (150)           --         (508)         --          (53)          --
                                                      -------       -------     --------    --------     --------      -------
  Increase in Net Assets From Flex
    Share Transactions .........................        4,280            --        4,759          --          983           --
                                                      -------       -------     --------    --------     --------      -------
    Increase (Decrease) in Net Assets From
      Share Transactions .......................       14,618         8,419       75,908      60,349       32,427       25,186
                                                      -------       -------     --------    --------     --------      -------
      Total Increase (Decrease) in Net Assets ..       14,120         8,817       63,210      80,767       31,261       26,408
                                                      -------       -------     --------    --------     --------      -------
Net Assets:
  Beginning of Period ..........................       16,455         7,638      577,080     496,313       63,561       37,153
                                                      -------       -------     --------    --------     --------      -------
  End of Period ................................      $30,575       $16,455     $640,290    $577,080     $ 94,822      $63,561
                                                      =======       =======     ========    ========     ========      =======
(1) Shares Issued and Redeemed:
  Trust Shares:
    Shares Issued ..............................        1,832         1,295       19,682      21,353        6,066        3,561
    Shares Issued in Lieu of Cash Distributions            22            11        2,550       2,923          258          193
    Shares Redeemed ............................         (823)         (398)     (15,629)    (17,890)      (3,190)      (1,201)
                                                      -------       -------     --------    --------     --------      -------
      Net Trust Share Transactions .............        1,031           908        6,603       6,386        3,134        2,553
                                                      -------       -------     --------    --------     --------      -------
  Investor Shares:
    Shares Issued ..............................           68           113          856         618           64          128
    Shares Issued in Lieu of Cash Distributions            11            11          146         173            9           11
    Shares Redeemed ............................          (61)         (135)        (701)     (1,115)         (60)        (121)
                                                      -------       -------     --------    --------     --------      -------
      Net Investor Share Transactions ..........           18           (11)         301        (324)          13           18
                                                      -------       -------     --------    --------     --------      -------
  Flex Shares:
    Shares Issued ..............................          448            --          499          --          101           --
    Shares Issued in Lieu of Cash Distributions             8            --            8          --            2           --
    Shares Redeemed ............................          (15)           --          (49)         --           (5)          --
                                                      -------       -------     --------    --------     --------      -------
      Net Flex Share Transactions ..............          441            --          458          --           98           --
                                                      =======       =======     ========    ========     ========      =======


  *Commencement of operations
  Amounts designated as "--" are either $0 or round to $0.

                                                    SHORT-TERM U.S. TREASURY     LIMITED-TERM FEDERAL          U.S. GOVERNMENT
                                                         SECURITIES FUND       MORTGAGE SECURITIES FUND        SECURITIES FUND
                                                    ------------------------   ------------------------    -----------------------
                                                     06/01/95-    06/01/94-     06/01/95-    06/07/94-*    06/01/95-    06/09/94-*
                                                     05/31/96     05/31/95      05/31/96     05/31/95      05/31/96     05/31/95
                                                     ---------    ---------     ---------    ----------    ---------    ----------
Operations:
  Net Investment Income ........................       $   915     $   679       $  3,181      $  1,515      $   602       $   69
  Net Realized Gain (Loss) on Investments ......            95        (160)           389          (267)         (24)           6
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments ..............          (294)        375         (1,359)          910         (557)         130
                                                       -------     -------       --------      --------      -------       ------
      Increase in Net Assets from Operations ...           716         894          2,211         2,158           21          205
                                                       -------     -------       --------      --------      -------       ------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ...............................          (551)       (415)        (3,012)       (1,573)        (453)         (54)
    Investor Shares ............................          (308)       (264)           (68)           (8)         (68)         (15)
    Flex Shares ................................           (56)         --            (37)           --          (81)          --
  Capital Gains:
    Trust Shares ...............................            --          --             --            --          (18)          --
    Investor Shares ............................            --          --             --            --           (3)          --
    Flex Shares ................................            --          --             --            --           (5)          --
                                                       -------     -------       --------      --------      -------       ------
      Total Distributions ......................          (915)       (679)        (3,117)       (1,581)        (628)         (69)
                                                       -------     -------       --------      --------      -------       ------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ................         5,744       7,487         46,841        50,881        9,824        3,385
    Reinvestment of Cash Distributions .........           334         271          1,846         1,254          144           15
    Cost of Shares Redeemed ....................        (5,409)    (11,026)       (16,287)      (10,879)      (2,556)        (224)
                                                       -------     -------       --------      --------      -------       ------
  Increase (Decrease) in Net Assets From
    Trust Share Transactions                               669      (3,268)        32,400        41,256        7,412        3,176
                                                       -------     -------       --------      --------      -------       ------
  Investor Shares:
    Proceeds from Shares Issued ................           966       4,263          2,404           633        2,290          562
    Reinvestment of Cash Distributions .........           278         260             51             7           50            8
    Cost of Shares Redeemed ....................        (4,147)     (2,291)          (533)          (27)        (456)          (2)
                                                       -------     -------       --------      --------      -------       ------
  Increase (Decrease) in Net Assets From
    Investor Share Transactions ................        (2,903)      2,232          1,922           613        1,884          568
                                                       -------     -------       --------      --------      -------       ------
  Flex Shares:
    Proceeds from Shares Issued ................         2,603          --          1,538            --        3,019           --
    Reinvestment of Cash Distributions .........            39          --             27            --           59           --
    Cost of Shares Redeemed ....................          (188)         --           (196)           --         (148)          --
                                                       -------     -------       --------      --------      -------       ------
  Increase in Net Assets From Flex
    Share Transactions .........................         2,454          --          1,369            --        2,930           --
                                                       -------     -------       --------      --------      -------       ------
    Increase (Decrease) in Net Assets From
      Share Transactions .......................           220      (1,036)        35,691        41,869       12,226        3,744
                                                       -------     -------       --------      --------      -------       ------
      Total Increase (Decrease) in Net Assets ..            21        (821)        34,785        42,446       11,619        3,880
                                                       -------     -------       --------      --------      -------       ------
Net Assets:
  Beginning of Period ..........................        16,743      17,564         42,446            --        3,880           --
                                                       -------     -------       --------      --------      -------       ------
  End of Period ................................       $16,764     $16,743       $ 77,231      $ 42,446      $15,499       $3,880
                                                       =======     =======       ========      ========      =======       ======
(1) Shares Issued and Redeemed:
  Trust Shares:
    Shares Issued ..............................           579         765          4,639         5,110          952          342
    Shares Issued in Lieu of Cash
      Distributions ............................            34          28            182           126           14            2
    Shares Redeemed ............................          (547)     (1,122)        (1,610)       (1,101)        (249)         (23)
                                                       -------     -------       --------      --------      -------       ------
      Net Trust Share Transactions .............            66        (329)         3,211         4,135          717          321
                                                       -------     -------       --------      --------      -------       ------
  Investor Shares:
    Shares Issued ..............................            97         433            238            64          225           56
    Shares Issued in Lieu of Cash
      Distributions ............................            28          27              5             1            5            1
    Shares Redeemed ............................          (418)       (234)           (53)           (3)         (45)          --
                                                       -------     -------       --------      --------      -------       ------
      Net Investor Share Transactions ..........          (293)        226            190            62          185           57
                                                       -------     -------       --------      --------      -------       ------
  Flex Shares:
    Shares Issued ..............................           262          --            152            --          294           --
    Shares Issued in Lieu of Cash
      Distributions ............................             4          --              2            --            6           --
    Shares Redeemed ............................           (19)         --            (19)           --          (15)          --
                                                       -------     -------       --------      --------      -------       ------
      Net Flex Share Transactions ..............           247          --            135            --          285           --
                                                       =======     =======       ========      ========      =======       ======

                                                         PRIME QUALITY       U.S. GOVERNMENT SECURITIES       TAX-EXEMPT
                                                       MONEY MARKET FUND         MONEY MARKET FUND          MONEY MARKET FUND
                                                     ----------------------   -------------------------    -------------------
-
                                                      06/01/95-   06/01/94-     06/01/95-    06/01/94-      06/01/95-   06/01/94-
                                                      05/31/96    05/31/95      05/31/96     05/31/95       05/31/96    05/31/95
                                                      ---------   ---------    ----------    ---------      ---------   ---------

Operations:
  Net Investment Income ........................        $54,132   $  38,348    $   20,311    $  15,936       $  12,217    $8,400
  Net Realized Gain (Loss) on Investments ......            (82)         71            90          (98)              9       (14)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments ..............             --          --            --           --              --        --
                                                     ----------  ----------    ----------    ---------       ---------  --------
      Increase in Net Assets from Operations ...         54,050      38,419        20,401       15,838          12,226     8,386
                                                     ----------  ----------    ----------    ---------       ---------  --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ...............................        (44,689)    (32,217)      (17,516)     (14,171)         (9,342)   (6,323)
    Investor Shares ............................         (9,442)     (6,118)       (2,795)      (1,765)         (2,872)   (2,044)
    Flex Shares ................................             --          --            --           --              --        --
  Capital Gains:
    Trust Shares ...............................             --          --            --           --              --        --
    Investor Shares ............................             --          --            --           --              --        --
    Flex Shares ................................             --          --            --           --              --        --
                                                     ----------  ----------    ----------    ---------       ---------  --------
      Total Distributions ......................        (54,131)    (38,335)      (20,311)     (15,936)        (12,214)   (8,367)
                                                     ----------  ----------    ----------    ---------       ---------  --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ................      2,131,623   2,066,213     1,156,411    1,082,598         719,678   493,579
    Reinvestment of Cash Distributions .........          1,223         538            60           14               3         1
    Cost of Shares Redeemed ....................     (1,881,171) (1,851,031)   (1,265,169)    (957,634)       (661,491) (422,164)
                                                     ----------  ----------    ----------    ---------       ---------  --------
  Increase (Decrease) in Net Assets From
    Trust Share Transactions ...................        251,675     215,720      (108,698)     124,978          58,190    71,416
                                                     ----------  ----------    ----------    ---------       ---------  --------
  Investor Shares:
    Proceeds from Shares Issued ................      1,012,310   1,019,462       231,451      338,408         322,435   235,805
    Reinvestment of Cash Distributions .........          8,255       5,689         2,414        1,594           2,480     1,523
    Cost of Shares Redeemed ....................       (962,468)   (996,964)     (221,906)    (325,755)       (317,341) (211,360)
                                                     ----------  ----------    ----------    ---------       ---------  --------
  Increase (Decrease) in Net Assets From
    Investor Share Transactions ................         58,097      28,187        11,959       14,247           7,574    25,968
                                                     ----------  ----------    ----------    ---------       ---------  --------
  Flex Shares:
    Proceeds from Shares Issued ................             --          --            --           --              --        --
    Reinvestment of Cash Distributions .........             --          --            --           --              --        --
    Cost of Shares Redeemed ....................             --          --            --           --              --        --
                                                     ----------  ----------    ----------    ---------       ---------  --------
  Increase in Net Assets From Flex
    Share Transactions .........................             --          --            --           --              --        --
                                                     ----------  ----------    ----------    ---------       ---------  --------
    Increase (Decrease) in Net Assets From
      Share Transactions .......................        309,772     243,907       (96,739)     139,225          65,764    97,384
                                                     ----------  ----------    ----------    ---------       ---------  --------
      Total Increase (Decrease) in Net Assets ..        309,691     243,991       (96,649)     139,127          65,776    97,403
                                                     ----------  ----------    ----------    ---------       ---------  --------
Net Assets:
  Beginning of Period ..........................        956,805     712,814       480,750      341,623         303,060   205,657
                                                     ----------  ----------    ----------    ---------       ---------  --------
  End of Period ................................     $1,266,496   $ 956,805    $  384,101    $ 480,750       $ 368,836  $303,060
                                                     ==========   =========    ==========    =========       =========  ========
(1) Shares Issued and Redeemed:
  Trust Shares:
    Shares Issued ..............................      2,131,623   2,066,213     1,156,411    1,082,598         719,678   493,579
    Shares Issued in Lieu of Cash
      Distributions ............................          1,223         538            60           14               3         1
    Shares Redeemed ............................     (1,881,171) (1,851,031)   (1,265,169)    (957,634)       (661,491) (422,164)
                                                     ----------  ----------    ----------    ---------       ---------  --------
      Net Trust Share Transactions .............        251,675     215,720      (108,698)     124,978          58,190    71,416
                                                     ----------  ----------    ----------    ---------       ---------  --------
  Investor Shares:
    Shares Issued ..............................      1,012,310   1,019,462       231,451      338,408         322,435   235,805
    Shares Issued in Lieu of Cash
      Distributions ............................          8,255       5,689         2,414        1,594           2,480     1,523
    Shares Redeemed ............................       (962,468)   (996,964)     (221,906)    (325,755)       (317,341) (211,360)
                                                     ----------  ----------    ----------    ---------       ---------  --------
      Net Investor Share Transactions ..........         58,097      28,187        11,959       14,247           7,574    25,968
                                                     ----------  ----------    ----------    ---------       ---------  --------
  Flex Shares:
    Shares Issued ..............................             --          --            --           --              --        --
    Shares Issued in Lieu of Cash Distributions              --          --            --           --              --        --
    Shares Redeemed ............................             --          --            --           --              --        --
                                                     ----------  ----------    ----------    ---------       ---------  --------
      Net Flex Share Transactions ..............             --          --            --           --              --        --
                                                     ==========  ==========    ==========    =========       =========  ========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
================================================================================
STI CLASSIC FUNDS  FOR THE PERIOD FROM INCEPTION THROUGH MAY 31, 1996
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                       NET REALIZED AND
                                                NET     UNREALIZED GAIN
                           NET ASSET VALUE   INVESTMENT     (LOSSES)      DISTRIBUTIONS FROM    DISTRIBUTIONS FROM    ASSET VALUE
                         BEGINNING OF PERIOD   INCOME    ON INVESTMENTS  NET INVESTMENT INCOME REALIZED CAPITOL GAIN END OF PERIOD
                         ------------------- ---------- ---------------- --------------------- --------------------- -------------

VALUE INCOME STOCK FUND
Trust Shares
           1996                 $11.59          $0.35         $ 2.71             $(0.34)              $(1.16)             $13.15
           1995                  10.54           0.32           1.56              (0.32)               (0.51)              11.59
           1994                  10.23           0.29           0.70              (0.32)               (0.36)              10.54
           1993(1)               10.00           0.11           0.16              (0.04)                  --               10.23
Investor Shares
           1996                 $11.58          $0.30         $ 2.71             $(0.30)              $(1.16)              $13.13
           1995                  10.52           0.28           1.56              (0.27)               (0.51)               11.58
           1994                  10.23           0.26           0.67              (0.27)               (0.37)               10.52
           1993(2)                9.73           0.09           0.44              (0.03)                  --                10.23
Flex Shares
           1996(3)              $11.59          $0.26         $ 2.65             $(0.26)              $(1.16)              $13.08
MID-CAP EQUITY FUND (A)
Trust Shares
           1996                 $11.00          $0.08         $ 2.63             $(0.08)              $(0.87)             $12.76
           1995                   9.85           0.08           1.15              (0.08)                  --               11.00
           1994(4)               10.00           0.02          (0.16)             (0.01)                  --                9.85
Investor Shares
           1996                 $10.99          $0.03         $ 2.62             $(0.03)              $(0.87)              $12.74
           1995                   9.84           0.03           1.15              (0.03)                  --                10.99
           1994(5)               10.00           0.01          (0.17)                --                   --                 9.84
Flex Shares
           1996(6)              $11.13             --         $ 2.45             $(0.02)              $(0.87)              $12.69
CAPITAL GROWTH FUND
Trust Shares
           1996                 $12.18          $0.12         $ 3.32             $(0.13)              $(0.59)              $14.90
           1995                  11.99           0.16           0.57              (0.14)               (0.40)               12.18
           1994                  11.95           0.16           0.31              (0.17)               (0.26)               11.99
           1993(7)               10.36           0.12           1.57              (0.10)                  --                11.95
Investor Shares
           1996                 $12.17          $0.03         $ 3.32             $(0.04)              $(0.59)              $14.89
           1995                  11.98           0.09           0.57              (0.07)               (0.40)               12.17
           1994                  11.93           0.09           0.31              (0.09)               (0.26)               11.98
           1993(8)               10.00           0.06           1.93              (0.06)                  --                11.93
Flex Shares
           1996(3)              $12.20          $0.02         $ 3.26             $(0.05)              $(0.59)              $14.84
BALANCED FUND
Trust Shares
           1996                 $10.26          $0.33         $ 1.41             $(0.34)              $(0.11)              $11.55
           1995                   9.76           0.33           0.49              (0.32)                  --                10.26
           1994(9)               10.00           0.11          (0.29)             (0.06)                  --                 9.76
Investor Shares
           1996                 $10.30          $0.30         $ 1.41             $(0.30)              $(0.11)              $11.60
           1995                   9.79           0.28           0.51              (0.28)                  --                10.30
           1994(10)              10.00           0.03          (0.24)                --                   --                 9.79
Flex Shares
           1996(11)             $10.36          $0.24         $ 1.29             $(0.25)              $(0.11)              $11.53
INTERNATIONAL EQUITY
  INDEX FUND
Trust Shares
           1996                 $10.24          $0.10         $ 0.84             $(0.13)              $(0.09)              $10.96
           1995(12)              10.00           0.08           0.19              (0.02)               (0.01)               10.24
Investor Shares
           1996                 $10.20          $0.05         $ 0.85             $(0.13)              $(0.09)              $10.88
           1995(12)              10.00           0.05           0.17              (0.01)               (0.01)               10.20
Flex Shares
           1996(13)             $10.24             --         $ 0.82             $(0.10)              $(0.09)              $10.87

  *  Annualized.
  +  Cumulative since inception.
 (1) Commenced operations on February 12, 1993.
 (2) Commenced operations on February 17, 1993.
 (3) Commenced operations on June 1, 1995.
 (4) Commenced operations on February 2, 1994.
 (5) Commenced operations on February 1, 1994.
 (6) Commenced operations on June 5, 1995.

================================================================================

                                                                                                           RATIO OF
                                                                                        RATIO OF        NET INVESTMENT
                                                                   RATIO OF           EXPENSES TO      INCOME (LOSS) TO
                             NET ASSETS        RATIO OF        NET INVESTMENTS    AVERAGE NET ASSETS  AVERAGE NET ASSETS  PORTFOLIO
                   TOTAL       END OF         EXPENSES TO       INCOME (LOSS) TO   (EXCLUDING WAIVERS  EXCLUDING WAIVERS   TURNOVER
                 RETURN (B)  PERIOD (000)  AVERAGE NET ASSETS  AVERAGE NET ASSETS  AND REIMBURSEMENTS) AND REIMBURSEMENTS)   RATE
                -----------  ------------  ------------------ -------------------  ------------------- ------------------  ---------
VALUE INCOME STOCK FUND
Trust Shares
1996               27.91%     $1,244,399         0.92%                2.86%              0.92%                2.86%         133.99%
1995               19.06%        991,977         0.95%                3.16%              0.95%                3.16%         125.71%
1994                9.95%        573,082         0.88%                3.21%              0.97%                3.12%         149.28%
1993(1)             9.05%*       137,761         0.80%*               4.32%*             0.96%*               4.16%*         34.71%
Investor Shares
1996               27.39%     $  130,597         1.30%                2.47%              1.37%                2.40%         133.99%
1995               18.71%         92,256         1.30%                2.80%              1.41%                2.69%         125.71%
1994                9.27%         60,589         1.25%                2.80%              1.44%                2.61%         149.28%
1993(2)            19.42%*        24,779         1.15%*               4.51%*             1.63%*               4.04%*         34.71%
Flex Shares
1996(3)            26.52%*    $   26,298         2.00%*               1.72%*             2.15%*               1.57%*        133.99%

MID-CAP EQUITY FUND (A)
Trust Shares
1996               25.54%     $  253,905         1.15%                0.70%              1.29%                0.56%         115.62%
1995               12.56%        125,562         1.15%                0.88%              1.32%                0.71%          65.63%
1994(4)            (1.39%)+       57,036         1.15%*               1.20%*             1.68%*               0.67%*          7.99%
Investor Shares
1996               24.93%     $   17,971         1.60%                0.25%              1.96%               (0.11%)        115.62%
1995               11.96%          7,345         1.60%                0.43%              2.27%               (0.24%)         65.63%
1994(5)            (1.60%)+        3,004         1.60%*               0.74%*             4.60%*              (2.26%)*         7.99%
Flex Shares
1996(6)            23.00%*    $    5,029         2.20%*              (0.37%)*            3.04%*              (1.21%)*       115.62%

CAPITAL GROWTH FUND
Trust Shares
1996               28.97%     $  981,498        1.15%                 0.90%              1.27%                0.78%         156.46%
1995                6.63%        984,205        1.15%                 1.38%              1.28%                1.25%         127.79%
1994                3.87%        891,870        1.15%                 1.25%              1.29%                1.11%         123.87%
1993(7)            17.90%*       507,692        1.15%*                1.43%*             1.28%*               1.30%*         95.02%
Investor Shares
1996               28.18%     $  191,078        1.80%                 0.24%              2.08%               (0.04%)        156.46%
1995                5.93%        160,875        1.80%                 0.73%              2.10%                0.43%         127.79%
1994                3.26%        170,795        1.80%                 0.64%              2.11%                0.33%         123.87%
1993(8)            20.49%*       131,858        1.80%*                0.81%*             2.06%*               0.55%*         95.02%
Flex Shares
1996(3)            27.48%*    $   10,969        2.27%*               (0.29%)*            2.68%*              (0.70%)*       156.46%

BALANCED FUND
Trust Shares
1996               17.26%     $  111,638        0.95%                 3.00%              1.09%                2.86%         154.63%
1995                8.72%         89,051        0.95%                 3.44%              1.11%                3.28%         156.61%
1994(9)            (1.78%)+       90,579        0.95%*                2.76%*             1.25%*               2.46%*        105.65%
Investor Shares
1996               16.88%     $    4,896        1.25%                 2.70%              1.89%                2.06%         154.63%
1995                8.29%          3,765        1.25%                 3.17%              1.80%                2.62%         156.61%
1994(10)           (2.10%)+        2,311        1.25%*                2.46%*             4.91%*              (1.20%)*       105.65%
Flex Shares
1996(11)           15.58%*    $    3,131       2.00%*                 1.85%*            2.97%*                0.88%*        154.63%

INTERNATIONAL EQUITY
  INDEX FUND
Trust Shares
1996                9.29%     $   90,980       1.05%                  0.84%             1.19%                 0.70%          30.46%
1995(12)            2.69%+        89,446       1.05%*                 1.13%*            1.31%*                0.87%*         10.37%
Investor Shares
1996                8.90%     $    5,597       1.45%                  0.48%             2.06%                (0.13%)         30.46%
1995(12)            2.18%+         3,960       1.45%*                 0.67%*            2.44%*               (0.32%)*        10.37%
Flex Shares
1996(13)            8.32%+    $      917       2.10%*                (0.24%)*          4.14%*                (2.28%)*        30.46%

 (7) Commenced operations on July 1, 1992.
 (8) Commenced operations on June 9, 1992.
 (9) Commenced operations on January 3, 1994.
(10) Commenced operations on January 4, 1994.
(11) Commenced operations on June 14, 1995.
(12) Commenced operations on June 6, 1994.
(13) Commenced operations on June 8, 1995.
(A) During the fiscal year ended May 31,1996, the Aggressive Growth Fund changed its name to the Mid-Cap Equity Fund.
(B)  Total return figures do not reflect applicable sales loads.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================
STI CLASSIC FUNDS  FOR THE PERIOD FROM INCEPTION THROUGH MAY 31, 1996
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                          NET          NET REALIZED AND   DISTRIBUTIONS
                    NET ASSET VALUE    INVESTMENT         UNREALIZED           FROM         DISTRIBUTIONS    NET ASSET
                       BEGINNING         INCOME          GAINS (LOSSES)   NET INVESTMENT    FROM REALIZED    VALUE END
                       OF PERIOD         (LOSS)         ON INVESTMENTS        INCOME        CAPITAL GAINS    OF PERIOD
                    ---------------    -----------     ----------------   --------------    -------------    ---------
INTERNATIONAL EQUITY FUND
Trust Shares
           1996(1)       $10.00          $ 0.05            $ 1.35              --                 --         $11.40
Investor Shares
           1996(2)       $10.44          $ 0.04            $ 0.90              --                 --         $11.38
Flex Shares
           1996(2)       $10.44          $ 0.02            $ 0.91              --                 --         $11.37

SUNBELT EQUITY FUND
Trust Shares
           1996          $10.03          $(0.04)           $ 4.32              --             $(0.20)        $14.11
           1995            9.70           (0.01)             0.38              --              (0.04)         10.03
           1994(3)        10.00              --             (0.30)             --                 --           9.70
Investor Shares
           1996           $9.96          $(0.11)           $ 4.30              --             $(0.20)        $13.95
           1995            9.69           (0.05)             0.36              --              (0.04)          9.96
           1994(4)        10.00           (0.02)            (0.29)             --                 --           9.69
Flex Shares
           1996(5)       $10.20          $(0.07)           $ 4.04              --             $(0.20)        $13.97

INVESTMENT GRADE
  TAX-EXEMPT BOND FUND
Trust Shares
           1996          $11.28          $ 0.45            $ 0.19          $(0.45)            $(0.37)        $11.10
           1995           10.68            0.46              0.60           (0.46)                --          11.28
           1994(6)        11.37            0.22             (0.34)          (0.22)             (0.35)         10.68
Investor Shares
           1996          $11.30          $ 0.41            $ 0.19          $(0.41)            $(0.37)        $11.12
           1995           10.69            0.42              0.61           (0.42)                --          11.30
           1994           10.79            0.33              0.25           (0.33)             (0.35)         10.69
           1993(7)        10.00            0.35              0.82           (0.35)             (0.03)         10.79
Flex Shares
           1996(8)       $11.30          $ 0.37            $ 0.18          $(0.37)            $(0.37)        $11.11

FLORIDA TAX-EXEMPT
  BOND FUND
Trust Shares
           1996          $10.18          $ 0.46            $(0.07)         $(0.46)            $(0.05)        $10.06
           1995            9.75            0.44              0.43           (0.44)                --          10.18
           1994(9)        10.00            0.13             (0.25)          (0.13)                --           9.75
Investor Shares
           1996          $10.18          $ 0.44            $(0.06)         $(0.44)            $(0.05)        $10.07
           1995            9.75            0.42              0.43           (0.42)                --          10.18
           1994(10)       10.00            0.13             (0.25)          (0.13)                --           9.75
Flex Shares
           1996(8)       $10.19          $ 0.39            $(0.06)         $(0.39)            $(0.05)        $10.08

TENNESSEE TAX-EXEMPT
  BOND FUND
Trust Shares
           1996           $9.50          $ 0.43            $(0.11)         $(0.42)            $   --         $ 9.40
           1995            9.22            0.44              0.28           (0.44)                --           9.50
           1994(11)       10.00            0.12             (0.77)          (0.13)                --           9.22
Investor Shares
           1996           $9.53          $ 0.41            $(0.10)         $(0.42)            $   --         $ 9.42
           1995            9.23            0.44              0.29           (0.43)                --           9.53
           1994(12)       10.00            0.13             (0.77)          (0.13)                --           9.23
Flex Shares
           1996(5)        $9.59          $ 0.37            $(0.18)         $(0.37)            $   --         $ 9.41

*   Annualized.
+   Cumulative since inception.
(1) Commenced operations on December 1, 1995.
(2) Commenced operations on January 2, 1996.
(3) Commenced operations on January 3, 1994.
(4) Commenced operations on January 4, 1994.
(5) Commenced operations on June 5, 1995.

                                                                                                            RATIO OF
                                                                                        RATIO OF         NET INVESTMENT
                                                                   RATIO OF           EXPENSES TO       INCOME (LOSS) TO
                                NET ASSETS       RATIO OF        NET INVESTMENTS    AVERAGE NET ASSETS  AVERAGE NET ASSETS PORTFOLIO
                   TOTAL        END OF        EXPENSES TO       INCOME (LOSS) TO   (EXCLUDING WAIVERS  EXCLUDING WAIVERS    TURNOVER
                 RETURN (B)  PERIOD (000)  AVERAGE NET ASSETS  AVERAGE NET ASSETS  AND REIMBURSEMENTS) AND REIMBURSEMENTS)    RATE
                -----------  ------------  ------------------ -------------------  ------------------- ------------------  ---------
INTERNATIONAL EQUITY FUND
Trust Shares
1996(1)           14.00%+       $213,306          1.46%*              1.36%*              1.65%*               1.17%*        113.34%
Investor Shares
1996(2)            9.00%+       $  3,448          1.81%*              1.73%*              3.14%*               0.40%*        113.34%
Flex Shares
1996(2)            8.91%+       $    953          2.51%*              1.08%*              5.86%*              (2.27)%*       113.34%

SUNBELT EQUITY FUND
Trust Shares
1996              43.19%        $412,430          1.15%              (0.34%)              1.28%               (0.47%)        106.27%
1995               3.81%         258,908          1.15%              (0.12%)              1.30%               (0.27%)         80.03%
1994(3)           (2.99%)+       128,280          1.15%*             (0.19%)*             1.58%*              (0.62%)*        21.42%
Investor Shares
1996              42.58%        $ 29,002          1.60%              (0.79%)              1.93%               (1.12%)        106.27%
1995               3.20%          22,180          1.60%              (0.57%)              1.98%               (0.95%)         80.03%
1994(4)           (3.10%)+        16,077          1.60%*             (0.63%)*             2.04%*              (1.07%)*        21.42%
Flex Shares
1996(5)           39.86%*       $  2,705          2.20%*             (1.43%)*             3.62%*              (2.85%)*       106.27%

INVESTMENT GRADE
  TAX-EXEMPT BOND FUND
Trust Shares
1996              5.82%         $124,507          0.75%               4.01%               0.89%                3.87%         513.90%
1995             10.21%           78,208          0.75%               4.34%               0.91%                4.18%         591.91%
1994(6)          (1.10%)+         44,595          0.75%*              3.46%*              0.95%*               3.26%*        432.46%
Investor Shares
1996              5.40%         $ 37,427          1.15%               3.61%               1.42%                3.34%         513.90%
1995              9.91%           41,693          1.15%               3.88%               1.43%                3.60%         591.91%
1994              5.37%           46,182          1.14%               2.96%               1.51%                2.59%         432.46%
1993(7)          11.88%*          15,844          1.12%*              3.61%*              1.83%*               2.90%*        344.87%
Flex Shares
1996(8)           4.91%*        $  5,536          1.63%*              3.12%*              2.25%*               2.50%*        513.90%

FLORIDA TAX-EXEMPT
  BOND FUND
Trust Shares
1996              3.87%         $ 30,790          0.65%               4.49%               0.88%                4.26%          62.68%
1995              9.26%           10,118          0.65%               4.63%               1.13%                4.15%         105.01%
1994(9)          (1.19%)+          3,192          0.65%*              3.86%*              1.12%*               3.39%*         53.24%
Investor Shares
1996              3.76%          $ 4,025          0.85%               4.28%               1.36%                3.77%          62.68%
1995              9.04%            3,320          0.85%               4.36%               1.50%                3.71%         105.01%
1994(10)         (1.22%)+          2,280          0.85%*              3.67%*              3.20%*               1.32%*         53.24%
Flex Shares
1996(8)           3.27%*         $ 2,692          1.35%*              3.79%*              2.54%*               2.60%*         62.68%

TENNESSEE TAX-EXEMPT
  BOND FUND
Trust Shares
1996              3.43%          $ 1,823          0.65%               4.49%               1.68%                3.46%         41.00%
1995              8.17%            1,664          0.65%               4.90%               2.65%                2.90%         27.73%
1994(11)         (6.52%)+            594          0.65%*              4.24%*              1.43%*               3.46%*        13.05%
Investor Shares
1996              3.28%          $ 1,523          0.85%               4.29%               2.08%                3.06%         41.00%
1995              8.24%            1,170          0.85%               4.70%               2.10%                3.45%         27.73%
1994(12)         (6.39%)+          1,127          0.85%*              3.74%*              6.60%*              (2.01%)*       13.05%
Flex Shares
1996(5)           1.98%*         $ 2,017          1.34%*              3.80%*              2.74%*               2.40%*        41.00%

 (6) Commenced operations on October 21, 1993.
 (7) Commenced operations on June 9, 1992.
 (8) Commenced operations on June 1, 1995.
 (9) Commenced operations on January 25, 1994.
(10) Commenced operations on January 18, 1994.
(11) Commenced operations on January 27, 1994.
(12) Commenced operations on January 19, 1994.
(A) Total return figures do not reflect applicable sales loads.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================
STI CLASSIC FUNDS  FOR THE PERIOD FROM INCEPTION THROUGH MAY 31, 1996
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                          NET          NET REALIZED AND   DISTRIBUTIONS
                    NET ASSET VALUE    INVESTMENT         UNREALIZED           FROM         DISTRIBUTIONS    NET ASSET
                       BEGINNING         INCOME          GAINS (LOSSES)   NET INVESTMENT    FROM REALIZED    VALUE END
                       OF PERIOD         (LOSS)         ON INVESTMENTS        INCOME        CAPITAL GAINS    OF PERIOD
                    ---------------    -----------     ----------------   --------------    -------------    ---------
GEORGIA TAX-EXEMPT
  BOND FUND
Trust Shares
           1996          $ 9.63           $0.43            $(0.05)            $(0.43)          $(0.02)          $ 9.56
           1995            9.42            0.42              0.21              (0.42)              --             9.63
           1994 (1)       10.00            0.14             (0.58)             (0.14)              --             9.42
Investor Shares
                         $ 9.65           $0.41            $(0.05)            $(0.41)          $(0.02)          $ 9.58
           1995            9.44            0.40              0.21              (0.40)              --             9.65
           1994 (2)       10.00            0.13             (0.56)             (0.13)              --             9.44
Flex Shares
           1996(3)       $ 9.72           $0.36            $(0.14)            $(0.36)          $(0.02)          $ 9.56

INVESTMENT GRADE
  BOND FUND
Trust Shares
           1996          $10.26           $0.60            $(0.19)            $(0.60)              --           $10.07
           1995            9.89            0.61              0.37              (0.61)              --            10.26
           1994           10.45            0.50             (0.36)             (0.50)          $(0.20)            9.89
           1993(4)        10.09            0.45              0.36              (0.45)              --            10.45
Investor Shares
           1996          $10.26           $0.56            $(0.20)            $(0.56)              --           $10.06
           1995            9.89            0.57              0.38              (0.58)              --            10.26
           1994           10.44            0.46             (0.35)             (0.46)          $(0.20)            9.89
           1993(5)        10.00            0.44              0.44              (0.44)              --            10.44
Flex Shares
           1996(6)       $10.33           $0.52            $(0.26)            $(0.52)              --           $10.07

SHORT-TERM BOND FUND
Trust Shares
           1996          $ 9.98           $0.54            $(0.10)            $(0.54)          $(0.02)          $ 9.86
           1995            9.79            0.53              0.19              (0.53)              --             9.98
           1994           10.01            0.42             (0.21)             (0.42)           (0.01)            9.79
           1993(7)        10.00            0.08              0.01              (0.08)              --            10.01
Investor Shares
           1996          $10.01           $0.52            $(0.10)            $(0.53)          $(0.02)          $ 9.88
           1995            9.81            0.51              0.19              (0.50)              --            10.01
           1994           10.03            0.40             (0.21)             (0.40)           (0.01)            9.81
           1993(8)        10.06            0.06             (0.03)             (0.06)              --            10.03
Flex Shares
           1996(9)       $10.02           $0.47            $(0.12)            $(0.47)          $(0.02)          $ 9.88

SHORT-TERM U.S. TREASURY
  SECURITIES FUND
Trust Shares
           1996          $ 9.93           $0.55            $(0.09)            $(0.55)              --           $ 9.84
           1995            9.82            0.47              0.11              (0.47)              --             9.93
           1994            9.98            0.33             (0.11)             (0.33)          $(0.05)            9.82
           1993(7)        10.00            0.07             (0.02)             (0.07)              --             9.98
Investor Shares
           1996          $ 9.94           $0.54            $(0.10)            $(0.54)              --           $ 9.84
           1995            9.83            0.46              0.11              (0.46)              --             9.94
           1994            9.99            0.32             (0.12)             (0.31)          $(0.05)            9.83
           1993(10)       10.01            0.06             (0.02)             (0.06)              --             9.99
Flex Shares
           1996(11)      $ 9.96           $0.48            $(0.14)            $(0.48)              --           $ 9.82

*   Annualized.
+   Cumulative since inception.
(1) Commenced operations on January 18, 1994.
(2) Commenced operations on January 19, 1994.
(3) Commenced operations on June  6, 1995.
(4) Commenced operations on July  16, 1992.
(5) Commenced operations on June  11, 1992.

================================================================================

                                                                                                            RATIO OF
                                                                                        RATIO OF         NET INVESTMENT
                                                                   RATIO OF           EXPENSES TO       INCOME (LOSS) TO
                                NET ASSETS       RATIO OF        NET INVESTMENTS    AVERAGE NET ASSETS  AVERAGE NET ASSETS PORTFOLIO
                   TOTAL        END OF        EXPENSES TO       INCOME (LOSS) TO   (EXCLUDING WAIVERS  EXCLUDING WAIVERS    TURNOVER
                 RETURN (B)  PERIOD (000)  AVERAGE NET ASSETS  AVERAGE NET ASSETS  AND REIMBURSEMENTS) AND REIMBURSEMENTS)    RATE
                -----------  ------------  ------------------ -------------------  ------------------- ------------------  ---------
GEORGIA TAX-EXEMPT
  BOND FUND
Trust Shares
1996               3.89%      $ 22,950           0.65%               4.36%              0.89%                4.12%           60.02%
1995               6.94%        13,187           0.65%               4.56%              0.98%                4.23%           24.50%
1994 (1)          (4.43%)+       4,338           0.65%*              4.12%*             1.06%*               3.71%*          25.90%
Investor Shares
                   3.69%       $ 3,418           0.85%               4.17%              1.41%                3.61%           60.02%
1995               6.70%         3,268           0.85%               4.31%              1.43%                3.73%           24.50%
1994 (2)          (4.29%)+       3,300           0.85%*              3.93%*             2.36%*               2.42%*          25.90%
Flex Shares
1996(3)            2.25%*      $ 4,207           1.35%*              3.66%*             2.35%*               2.66%*          60.02%

INVESTMENT GRADE
  BOND FUND
Trust Shares
1996               4.02%       $599,514          0.75%               5.81%              0.87%                5.69%          184.33%
1995              10.39%        543,308          0.75%               6.22%              0.88%                6.09%          237.66%
1994               1.17%        460,538          0.75%               4.77%              0.88%                4.64%          259.19%
1993(4)            9.34%*       336,132          0.74%*              5.14%*             0.87%*               5.01%*         299.32%
Investor Shares
1996               3.50%       $ 36,155          1.15%               5.40%              1.44%                5.11%          184.33%
1995              10.04%         33,772          1.15%               5.79%              1.49%                5.45%          237.66%
1994               0.86%         35,775          1.14%               4.39%              1.41%                4.12%          259.19%
1993(5)            9.21%         24,375          1.14%*              4.75%*             1.46%*               4.43%*         299.32%
Flex Shares
1996(6)            2.50%*      $  4,621          1.64%*              4.84%*             2.49%*               3.99%*         184.33%

SHORT-TERM BOND FUND
Trust Shares
1996               4.45%       $ 91,156          0.65%               5.39%              0.81%                5.23%          162.62%
1995               7.60%         60,952          0.65%               5.49%              0.85%                5.29%          200.49%
1994               2.02%         34,772          0.65%               4.15%              0.85%                3.95%           74.85%
1993(7)            4.45%*        25,334          0.64%*              3.88%*             1.11%*               3.41%*          63.89%
Investor Shares
1996               4.23%       $  2,700          0.85%               5.20%              1.72%                4.33%          162.62%
1995               7.44%          2,609          0.85%               5.24%              1.56%                4.53%          200.49%
1994               1.81%          2,381          0.85%               3.94%              2.52%                2.27%           74.85%
1993(8)            1.65%*           716          0.85%*              3.85%*             7.22%*              (2.52%)*         63.89%
Flex Shares
1996(9)            3.73%*      $    966          1.20%*              4.77%*             4.06%*               1.91%*         162.62%

SHORT-TERM U.S. TREASURY
  SECURITIES FUND
Trust Shares
1996               4.73%       $ 10,149          0.65%               5.56%              1.00%                5.21%           94.00%
1995               6.11%          9,599          0.65%               4.91%              1.08%                4.48%           87.98%
1994               2.17%         12,723          0.65%               3.23%              0.81%                3.07%          116.57%
1993(7)            2.22%*        30,336          0.63%*              3.34%*             1.04%*               2.93%*          36.44%
Investor Shares
1996               4.52%        $ 4,192          0.80%               5.43%              1.32%                4.91%           94.00%
1995               6.03%          7,144          0.80%               4.74%              1.33%                4.21%           87.98%
1994               2.01%          4,841          0.78%               3.11%              1.41%                2.48%          116.57%
1993(10)           1.84%*         2,423          0.80%*              3.16%*             3.42%*               0.54%*          36.44%
Flex Shares
1996(11)           3.72%*       $ 2,423          1.05%*              5.03%*             2.97%*               3.11%*          94.00%

 (6) Commenced operations on June 7, 1995.
 (7) Commenced operations on March 15, 1993.
 (8) Commenced operations on March 22, 1993.
 (9) Commenced operations on June 20, 1995.
(10) Commenced operations on March 18, 1993.
(11) Commenced operations on June 22, 1995.
(A)  Total return figures do not reflect applicable sales loads.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
================================================================================
STI CLASSIC FUNDS  FOR THE PERIOD FROM INCEPTION THROUGH MAY 31, 1996
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                       NET REALIZED AND   DISTRIBUTIONS
                    NET ASSET VALUE       NET             UNREALIZED           FROM         DISTRIBUTIONS    NET ASSET
                       BEGINNING       INVESTMENT       GAINS (LOSSES)   NET INVESTMENT    FROM REALIZED     VALUE END
                       OF PERIOD         INCOME         ON INVESTMENTS        INCOME        CAPITAL GAINS    OF PERIOD
                    ---------------    -----------     ----------------   --------------    -------------    ---------

LIMITED-TERM FEDERAL
  MORTGAGE SECURITIES FUND
Trust Shares
   1996                   $10.11          $0.62             $(0.14)           $(0.60)              --          $ 9.99
   1995(1)                 10.00           0.58               0.13             (0.60)              --           10.11
Investor Shares
   1996                   $10.11          $0.60             $(0.14)           $(0.60)              --          $ 9.97
   1995(2)                  9.98           0.58               0.13             (0.58)              --           10.11
Flex Shares
   1996(3)                $10.14          $0.55             $(0.15)           $(0.55)              --          $ 9.99

U.S. GOVERNMENT
  SECURITIES FUND
Trust Shares
   1996                   $10.27          $0.62             $(0.33)           $(0.62)          $(0.03)         $ 9.91
   1995(4)                  9.98           0.53               0.29             (0.53)              --           10.27
Investor Shares
   1996                   $10.26          $0.59             $(0.33)           $(0.59)          $(0.03)         $ 9.90
   1995(5)                 10.00           0.56               0.26             (0.56)              --           10.26
Flex Shares
   1996(3)                $10.31          $0.52             $(0.37)           $(0.52)          $(0.03)         $ 9.91

PRIME QUALITY MONEY
  MARKET FUND
Trust Shares
   1996                    $1.00          $0.05                 --            $(0.05)              --           $1.00
   1995                     1.00           0.05                 --             (0.05)              --            1.00
   1994                     1.00           0.03                 --             (0.03)              --            1.00
   1993(6)                  1.00           0.03                 --             (0.03)              --            1.00
Investor Shares
   1996                    $1.00          $0.05                 --            $(0.05)              --           $1.00
   1995                     1.00           0.05                 --             (0.05)              --            1.00
   1994                     1.00           0.03                 --             (0.03)              --            1.00
   1993(6)                  1.00           0.03                 --             (0.03)              --            1.00

U.S. GOVERNMENT SECURITIES
  MONEY MARKET FUND
Trust Shares
   1996                    $1.00          $0.05                 --            $(0.05)              --           $1.00
   1995                     1.00           0.05                 --             (0.05)              --            1.00
   1994                     1.00           0.03                 --             (0.03)              --            1.00
   1993(6)                  1.00           0.03                 --             (0.03)              --            1.00
Investor Shares
   1996                    $1.00          $0.05                 --            $(0.05)              --           $1.00
   1995                     1.00           0.04                 --             (0.04)              --            1.00
   1994                     1.00           0.03                 --             (0.03)              --            1.00
   1993(6)                  1.00           0.03                 --             (0.03)              --            1.00

TAX-EXEMPT MONEY MARKET FUND
Trust Shares
   1996                    $1.00          $0.03                 --            $(0.03)              --           $1.00
   1995                     1.00           0.03                 --             (0.03)              --            1.00
   1994                     1.00           0.02                 --             (0.02)              --            1.00
   1993(6)                  1.00           0.02                 --             (0.02)              --            1.00
Investor Shares
   1996                    $1.00          $0.03                 --            $(0.03)              --           $1.00
   1995                     1.00           0.03                 --             (0.03)              --            1.00
   1994                     1.00           0.02                 --             (0.02)              --            1.00
   1993(6)                  1.00           0.02                 --             (0.02)              --            1.00

*   Annualized.
+   Cumulative since inception.
(1) Commenced operations on June 7, 1994.
(2) Commenced operations on July 17, 1994.
(3) Commenced operations on June 7, 1995.
(4) Commenced operations on July 31, 1994.
(5) Commenced operations on June 9, 1994.
(6) Commenced operations on June 8, 1992.

================================================================================

                                                                                                           RATIO OF
                                                                                        RATIO OF        NET INVESTMENT
                                                                   RATIO OF           EXPENSES TO      INCOME (LOSS) TO
                             NET ASSETS        RATIO OF        NET INVESTMENTS    AVERAGE NET ASSETS  AVERAGE NET ASSETS   PORTFOLIO
                   TOTAL       END OF         EXPENSES TO         INCOME TO       (EXCLUDING WAIVERS  EXCLUDING WAIVERS    TURNOVER
                   RETURN   PERIOD (000)  AVERAGE NET ASSETS  AVERAGE NET ASSETS  AND REIMBURSEMENTS) AND REIMBURSEMENTS)    RATE
                -----------  ------------  ------------------ -------------------  ------------------- ------------------  ---------

LIMITED-TERM FEDERAL
  MORTGAGE SECURITIES FUND
Trust Shares
   1996             4.84%     $   73,370         0.65%               6.04%               0.84%                5.85%           83.01%
   1995(1)          7.50%+        41,823         0.65%*              6.43%*              0.93%*               6.15%*          67.63%
Investor Shares
   1996             4.59%     $    2,512         0.90%               5.75%               2.25%                4.40%           83.01%
   1995(2)          7.45%+           623         0.90%*              6.27%*              7.74%*              (0.57%)*         67.63%
Flex Shares
   1996(3)          4.10%*         1,349         1.25%*              5.38%*              3.59%*               3.04%*          83.01%

U.S. GOVERNMENT
  SECURITIES FUND
Trust Shares
   1996             2.77%     $   10,277         0.75%               6.05%               1.25%                5.55%           83.38%
   1995(4)          8.64%+         3,291         0.75%*              6.67%*              3.33%*               4.09%*          30.39%
Investor Shares
   1996             2.47%     $    2,396         1.15%               5.68%               2.50%                4.33%           83.38%
   1995(5)          8.61%+           589         1.15%*              6.08%*              6.84%*               0.39%*          30.39%
Flex Shares
   1996(3)          1.42%*    $    2,826         1.66%*              5.18%*              2.86%*               3.98%*          83.38%

PRIME QUALITY MONEY
  MARKET FUND
Trust Shares
   1996             5.25%     $1,050,800         0.58%               5.11%               0.78%                4.91%              --
   1995             4.79%        799,189         0.58%               4.77%               0.79%                4.56%              --
   1994             2.88%        583,399         0.58%               2.86%               0.79%                2.65%              --
   1993(6)          2.92%*       410,991         0.58%*              2.85%*              0.78%*               2.65%*             --
Investor Shares
   1996             5.08%     $  215,696         0.75%               4.94%               1.00%                4.69%              --
   1995             4.62%        157,616         0.75%               4.55%               1.01%                4.29%              --
   1994             2.71%        129,415         0.75%               2.67%               0.99%                2.43%              --
   1993(6)          2.75%*        61,578         0.75%*              2.68%*              1.02%*               2.41%*             --

U.S. GOVERNMENT SECURITIES
  MONEY MARKET FUND
Trust Shares
   1996             5.14%     $  325,493         0.61%               5.02%               0.78%                4.85%              --
   1995             4.67%        434,111         0.61%               4.64%               0.80%                4.45%              --
   1994             2.77%        309,228         0.61%               2.69%               0.77%                2.53%              --
   1993(6)          2.79%*       453,567         0.61%*              2.71%*              0.78%*               2.54%*             --
Investor Shares
   1996             4.99%     $   58,608         0.75%               4.88%               0.99%                4.64%              --
   1995             4.51%         46,639         0.75%               4.51%               1.02%                4.24%              --
   1994             2.63%         32,395         0.75%               2.54%               0.97%                2.32%              --
   1993(6)          2.65%*        16,688         0.75%*              2.57%*              1.11%*               2.21%*             --

TAX-EXEMPT MONEY
  MARKET FUND
Trust Shares
   1996             3.28%     $  273,613         0.50%               3.23%               0.68%                3.05%              --
   1995             3.10%        215,413         0.45%               3.12%               0.70%                2.87%              --
   1994             2.08%        143,982         0.42%               2.05%               0.71%                1.76%              --
   1993(6)          2.12%*        78,416         0.41%*              2.07%*              0.70%*               1.78%*             --
Investor Shares
   1996             3.16%     $   95,223         0.62%               3.10%               0.85%                2.87%              --
   1995             3.00%         87,647         0.55%               3.00%               0.87%                2.68%              --
   1994             1.96%         61,675         0.54%               1.93%               0.88%                1.59%              --
   1993(6)          2.00%*        35,209         0.53%*              1.95%*              0.95%*               1.53%*             --

(A)  Total return figures do not reflect applicable sales loads.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1996




1. Organization:

The STI Classic Funds (the "Trust") was organized as a Massachusetts
Business Trust under a Declaration of Trust dated January 15, 1992. The
Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with nineteen portfolios: the Prime Quality Money Market Fund, the U.S. Government Securities Money Market
Fund, the Tax-Exempt Money Market Fund (collectively the "Money Market Funds"), the Investment Grade Bond Fund, the Investment Grade Tax-Exempt
Bond Fund, the Short-Term U.S. Treasury Securities Fund, the Short-Term Bond Fund, the Capital Growth Fund, the Value Income Stock Fund, the Sunbelt Equity Fund, the Mid-Cap Equity Fund, the Balanced Fund, the Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, the Tennessee Tax-Exempt Bond Fund, the U.S. Government Securities Fund, the Limited-Term Federal Mortgage Securities Fund, the International Equity Fund and the International Equity Index Fund (collectively the "Non-Dollar Funds"). The assets of each portfolio are segregated, and a shareholder's interest is limited to the Fund in which shares are held. Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust.

     SECURITY VALUATION -- Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value.

     Investment securities held by the Non-Dollar Funds which are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Foreign securities in the International Equity Fund and the International Equity Index Fund are valued based upon quotations from the primary market in which they are traded. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Money Market Funds are accreted and amortized ratably to maturity and are included in interest income. Purchase discounts and premiums on securities held by the Non-Dollar Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in

================================================================================


     the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day, by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share for Investor shares of the Investment Grade Bond, the Investment Grade Tax-Exempt Bond, the Capital Growth, the Value Income Stock, the Sunbelt Equity, the Mid-Cap Equity, the Balanced, the Florida Tax-Exempt Bond, the Georgia Tax-Exempt Bond, the Tennessee Tax-Exempt Bond, the U.S. Government Securities, the International Equity, and the International Equity Index Funds is equal to the net asset value per share plus a sales load of 3.75%. The maximum offering price per share for Investor shares of the Short-Term U.S. Treasury Securities Fund is equal to the net asset value per share plus a sales load of 1.00%. The maximum offering price per share for Investor shares of the Short-Term Bond Fund is equal to the net asset value per share plus a sales load of 2.00%. The maximum offering price per share for Investor shares of the Limited-Term Federal Mortgage Securities Fund is equal to the net asset value per share plus a sales load of 2.50%

     Flex Shares of the Funds may be purchased at their net asset value. Shares redeemed within the first year after purchase will be subject to a contingent deferred sales charge ("CDSC") equal to 2.00% of the net asset value of the shares at the time of redemption. The CDSC will not apply to shares redeemed after such time.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity and the International Equity Index Funds are maintained in U.S. dollars on the following basis:

         (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

         (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity and the International Equity Index Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The International Equity and the International Equity Index Funds report certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     OTHER -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets. Fund expenses are pro-rated to the respective classes on the basis of relative net assets.

Distributions from net investment income of each of the Money Market Funds and the Investment Grade Bond, the Investment Grade Tax-Exempt Bond, the Short-Term U.S. Treasury Securities, the Short-Term Bond, the Florida Tax-Exempt Bond, the Georgia Tax-Exempt Bond, the Tennessee Tax-Exempt
Bond, the U.S. Government Securities and the Limited-Term Federal Mortgage Securities Funds are declared on each business day and paid to shareholders on a monthly basis. Distributions from net investment income are declared and paid each calendar quarter by the Capital Growth, the Value Income Stock, the

NOTES TO FINANCIAL STATEMENTS
================================================================================
STI CLASSIC FUNDS  MAY 31, 1996


Sunbelt Equity, the Mid-Cap Equity and the Balanced Funds. Distributions from net investment income are declared and paid annually by the International Equity and the International Equity Index Funds. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

RECLASSIFICATION ON COMPONENTS OF NET ASSETS -- In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies", $2,231,493, $1,362,183, $187,659, $87,216, and
$52,703 relating to differences attributable to the classification of short-term capital gains and net investment income for tax distribution purposes of the Capital Growth, Sunbelt, Investment Grade Bond, Short-Term Bond, and Short-Term U.S. Treasury Securities Funds, respectively, as of
May 31, 1996 have been reclassified between the Fund's accumulated net realized gains/losses and undistributed net income accounts, as appropriate. These reclassifications had no effect on net asset value.

3. Organization Costs and Transactions with Affiliates:

The Trust incurred organization costs of approximately $653,100. These costs have been deferred in the accounts of the Funds and are being amortized on a straight line basis over a period of sixty months commencing with operations. These costs include legal fees of approximately $41,100 for organizational work performed by a law firm of which an officer of the Trust is a partner. On March 18, 1992, the Trust sold initial shares of beneficial interest to SEI Financial Management Corporation (the "Administrator"). In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of the Administrator and/or SEI Financial Services Company (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. Administration, Transfer Agency Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated May 29, 1995, under which the Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Annuity Trust) of: .10% up to $1 billion, .07% on the next $4 billion, .05% on the next $3 billion, .045% on the next $2 billion and .04% for over $10 billion.

The Trust and Federated  Services Company are parties to a Transfer
Agency servicing agreement dated May 14, 1994 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated May 29, 1995. The Distributor will receive no fees for its distribution services under this agreement for the Trust Shares of any Fund. With respect to the Investor Shares and Flex Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of Flex Shares) a Service Plan, as outlined in the table in footnote 5 under the column titled "Distribution Fee".

5. Investment Advisory and Custodian Agreements:

The Trust and STI Capital Management, N.A., ("STI Capital Management, N.A."), Trusco Capital

================================================================================



Management ("Trusco"), the SunTrust Bank, Atlanta and SunTrust Bank, Chattanooga have entered into advisory agreements dated May 29, 1992 (December 20, 1993 in the case of SunTrust Bank, Chattanooga) (the "Advisory Agreements"). On May 26, 1993, the Trust's Board of Trustees approved the termination of Trust Company Bank as investment advisor to the Trust's Tax-Exempt Money Market Fund and approved the appointment of Trusco as advisor to such Fund. The Trust and Trusco subsequently entered into an advisory agreement dated June 15, 1993 (the "Advisory Agreement") which superseded the May 29, 1992 agreement between the parties.

Under terms of the respective agreements, the Funds are charged the following annual fees based upon average daily net assets:

                                                                MAXIMUM
                                                                 FLEX
                                                                 SHARE
                                         MAXIMUM                 DISTRI-
                    MAXIMUM    TRUST    INVESTOR    INVESTOR     BUTION    FLEX
                    ANNUAL     SHARE      SHARE      SHARE        AND      SHARE
                   ADVISORY   MAXIMUM    DISTRI-    MAXIMUM     SERVICE   MAXIMUM
                     FEE      EXPENSE  BUTION FEE   EXPENSE       FEE     EXPENSE
                   --------  --------  ----------- ---------   --------- ---------
TRUSCO:
International
 Equity Index
 Fund* ..........   .90%       1.05%      .38%       1.45%       1.00%     2.10%
Sunbelt Equity
 Fund ...........  1.15%       1.15%      .43%       1.60%       1.00%     2.20%
Short-Term Bond
 Fund ...........   .65%        .65%      .23%        .85%       1.00%     1.20%
Short-Term U.S.
 Treasury
 Securities
 Fund ...........   .65%        .65%      .18%       .80%        1.00%     1.05%
U.S. Government
 Securities
 Fund ...........   .74%        .75%      .38%      1.15%        1.00%     1.65%
Prime Quality
 Money Market
 Fund ...........   .65%        .58%      .20%       .75%          --        --
U.S. Government
 Securities
 Money Market
 Fund ...........   .65%        .61%      .17%      .75%           --        --
Tax-Exempt
 Money Market
 Fund ...........   .55%        .60%      .15%      .72%           --        --


STI CAPITAL MANAGEMENT, N.A.:
Value Income
 Stock Fund .....   .80%        .95%      .33%     1.30%         1.00%     2.00%
Mid-Cap Equity
 Fund ...........  1.15%       1.15%      .43%     1.60%         1.00%     2.20%
Capital Growth
 Fund ...........  1.15%       1.15%      .68%     1.80%         1.00%     2.27%
Balanced Fund ...   .95%        .95%      .28%     1.25%         1.00%     2.00%
Investment
 Grade
 Tax-Exempt
 Bond Fund ......   .74%        .75%      .43%     1.15%         1.00%     1.63%
Florida
 Tax-Exempt
 Bond Fund ......   .65%        .65%      .18%      .85%         1.00%     1.35%
Investment
 Grade Bond
 Fund ...........   .74%        .75%      .43%     1.15%         1.00%     1.64%
Limited-Term
 Federal Mortgage
 Securities
 Fund ...........   .65%        .65%      .23%      .90%         1.00%     1.25%
International
 Equity Fund ....  1.25%       1.46%      .33%     1.81%         1.00%     2.51%

SUNTRUST BANK, ATLANTA:
Georgia
 Tax-Exempt
 Bond Fund ......   .65%        .65%      .18%      .85%         1.00%     1.35%

SUNTRUST BANK, CHATTANOOGA:
Tennessee
 Tax-Exempt
 Bond Fund ......   .65%        .65%      .18%      .85%         1.00%     1.35%

-----------------
*Trusco and SunBank serve as joint advisors to the International Equity Index Fund.

The Investment Advisors, the Administrator and the Distributor have voluntarily agreed to waive all or a portion of their fees (and to reimburse Funds' expenses) in order to limit operating expenses to an amount as outlined in the table above. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

SunTrust Bank, Atlanta, formerly Trust Company Bank, acts as custodian for all the Funds except the International Equity and the International Equity

NOTES TO FINANCIAL STATEMENTS
===============================================================================
STI CLASSIC FUNDS  MAY 31, 1996



Index Funds. The Bank of New York serves as custodian to the International Equity Fund and the Bank of California serves as custodian to the International Equity Index Fund. Fees of the Custodians are paid on the basis of the net assets of the Funds. The Custodians play no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

6. Investment Transactions:

The cost of purchases and the proceeds from sales of securities, excluding short-term investments and U.S. Government Securities, for the period ended May 31, 1996, were as follows:

                                                    PURCHASES         SALES
                                                      (000)           (000)
                                                   ----------      ----------
Value Income Stock Fund ........................   $1,493,020      $1,485,530
Mid-Cap Equity Fund ............................      289,235         205,572
Capital Growth Fund ............................    1,729,362       1,898,664
Balanced Fund ..................................      117,600         110,702
International Equity Index Fund ................       29,233          31,167
International Equity Fund ......................      361,787         171,233
Sunbelt Equity Fund ............................      387,532         349,431
Investment Grade Tax-Exempt Bond Fund ..........      660,206         618,286
Florida Tax-Exempt Bond Fund ...................       38,105          15,798
Tennessee Tax-Exempt Bond Fund .................        4,376           1,626
Georgia Tax-Exempt Bond Fund ...................       27,200          12,685
Investment Grade Bond Fund .....................      416,076         456,626
Short-Term Bond Fund ...........................       67,798          50,754
Short-Term U.S. Treasury Securities Fund .......           --              --
Limited-Term Federal Mortgage Securities Fund...           --              --
U.S. Government Securities Fund ................           --              --

The cost of purchases and proceeds from sales of U.S. Government Securities were:

                                                    PURCHASES         SALES
                                                      (000)           (000)
                                                   ----------      ----------
Value Income Stock Fund .....................           --              --
Mid-Cap Equity Fund .........................           --              --
Capital Growth Fund .........................           --              --
Balanced Fund ...............................       $ 54,234        $ 36,688
International Equity Index Fund .............           --              --
International Equity Fund ...................           --              --
Sunbelt Equity Fund .........................           --              --
Investment Grade Tax-Exempt Bond Fund .......           --              --
Florida Tax-Exempt Bond Fund ................           --              --
Tennessee Tax-Exempt Bond Fund ..............           --              --
Georgia Tax-Exempt Bond Fund ................           --              --

Investment Grade Bond Fund .....................    $828,696        $619,825
Short-Term Bond Fund ...........................      84,205          67,661
Short-Term U.S. Treasury Securities Fund .......      15,534          14,800
Limited-Term Federal Mortgage Securities Fund...      76,783          42,100
U.S. Government Securities Fund ................      19,279           8,016

The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at May 31, 1996, and the total cost of securities for Federal income tax purposes were as follows:

                                    VALUE INCOME    MID-CAP   CAPITAL
                                        STOCK       EQUITY     GROWTH
                                        FUND         FUND       FUND
                                        (000)        (000)      (000)
                                    ------------   --------  ----------
Aggregate gross unrealized
  appreciation ...................     $128,322    $ 25,315    $150,430
Aggregate gross unrealized
  depreciation ...................       (7,858)     (4,392)    (13,470)
                                     ----------    --------  ----------
Net unrealized appreciation ......     $120,464    $ 20,923    $136,960
                                     ==========    ========  ==========
Total cost of securities for
  Federal income tax purposes ....   $1,287,255    $260,367  $1,042,462
                                     ==========    ========  ==========

                                         INTERNATIONAL  INTERNATIONAL  SUNBELT
                               BALANCED      EQUITY        EQUITY      EQUITY
                                 FUND      INDEX FUND       FUND        FUND
                                 (000)       (000)          (000)       (000)
                               --------  -------------  -------------  --------
Aggregate gross unrealized
 appreciation ...............  $  8,701     $11,273        $15,901     $113,112
Aggregate gross unrealized
 depreciation ...............    (2,017)     (2,306)        (2,284)     (12,731)
                               --------     -------       --------     --------
Net unrealized appreciation..  $  6,684     $ 8,967        $13,617     $100,381
                               ========     =======       ========     ========
Total cost of securities for
 Federal income tax
 purposes...................   $114,332     $87,565       $195,658     $341,821
                               ========     =======       ========     ========

                                            INVESTMENT
                                              GRADE
                                            TAX-EXEMPT  FLORIDA    TENNESSEE
                                               BOND    TAX-EXEMPT  TAX-EXEMPT
                                               FUND    BOND FUND   BOND FUND
                                               (000)      (000)      (000)
                                            ---------- ----------  ----------
Aggregate gross unrealized appreciation ..  $    482     $  246      $   43
Aggregate gross unrealized depreciation ..    (1,178)      (603)        (76)
                                            --------    -------      ------
Net unrealized depreciation ..............  $   (696)   $  (357)     $  (33)
                                            ========    =======      ======
Total cost of securities for
  Federal income tax purposes ............  $158,666    $36,007      $5,325
                                            ========    =======      ======

===============================================================================


                                                     INVESTMENT
                                           GEORGIA      GRADE      SHORT-
                                          TAX-EXEMPT     BOND    TERM BOND
                                             FUND        FUND       FUND
                                             (000)      (000)      (000)
                                          ---------  ----------  ---------
Aggregate gross unrealized appreciation .   $   114    $3,382    $    14
Aggregate gross unrealized depreciation .      (694)  (13,635)    (1,342)
                                            -------   --------    -------
Net unrealized depreciation .............   $  (580) $(10,253)   $(1,328)
                                            =======   ========    =======

Total cost of securities for
  Federal income tax purposes ...........   $30,682   $661,060    $95,244
                                            =======   ========    =======



                                            SHORT-      LIMITED-
                                             TERM        TERM
                                              U.S.      FEDERAL        U.S.
                                           TREASURY     MORTGAGE    GOVERNMENT
                                           SECURITIES  SECURITIES   SECURITIES
                                              FUND       FUND          FUND
                                             (000)       (000)         (000)
                                           ---------   ----------   ----------
Aggregate gross unrealized appreciation .  $    19      $   301     $    37
Aggregate gross unrealized depreciation .     (137)        (749)       (465)
                                           -------      --------     -------
Net unrealized depreciation .............  $  (118)     $  (448)    $  (428)
                                           =======      ========     =======

Total cost of securities for
  Federal income tax purposes ...........  $16,235      $341,253     $15,964
                                           =======      ========     =======


Subsequent to October 31, 1995, the Funds recognized net capital losses for tax purposes that have been deferred to 1996 and can be used to offset future capital gains at May 31, 1996. The Funds also had capital losses carryforward at May 31, 1996, to the extent provided in the regulations for Federal income tax as follows:

                                 CAPITAL LOSS
                                   CARRYOVER    EXPIRES  EXPIRES    EXPIRES
                                    5/31/96       2002    2003       2004
FUND                                 (000)       (000)    (000)      (000)
                                 -------------  -------  -------    -------
Investment Grade Bond Fund          $6,806         --    $6,806       --
Short-Term U.S. Treasury Fund          232         --       203      $ 29
Prime Quality Money Market Fund        176         --         3       173
U.S. Government Securities
   Money Market Fund                    11         --        --        11
Tax-Exempt Money Market Fund            14         $9         1         4


                                                     CAPITAL LOSS
                                     POST OCTOBER   UTILIZED DURING
                                   DEFERRED LOSSES  THE CURRENT YEAR
FUND                                    (000)            (000)
                                   ---------------  ----------------
Capital Growth Fund                       --            $ 1,541
Sunbelt Equity Fund                       --              3,762
Balanced Fund                             --              2,002
Investment Grade Bond Fund                --             11,848
Georgia Tax-Exempt Bond Fund              --                 12
Tennessee Tax-Exempt Bond Fund            --                  3
Short-Term Bond Fund                      --                288
Limited Term Federal Mortgage
   Securities Fund                        --                 15
U.S. Government Securities Fund          $37                 --
Prime Quality Money Market Fund           82                 --
U.S. Govenment Securities Money
   Market Fund                            --                 59


7. Concentration of Credit Risk:

The Prime Quality Money Market Fund Invests primarily in high quality money market instruments rated in the highest short-term rating category by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if not rated, are determined by the Advisor to be of comparable quality. The U.S. Government Securities Money Market Fund invests exclusively in U.S. Treasury obligations, U.S. Government subsidiary corporation securities which are backed by the full faith and credit of the U.S. Government and repurchase agreements with approved dealers collateralized by U.S. Treasury securities and U.S. Government subsidiary corporation securities. The Tax-Exempt Money Market Fund invests in high quality, U.S. dollar denominated municipal securities rated in one of the two highest short-term rating categories or, if not rated, are determined by the Advisor to be of comparable quality. The Investment Grade Bond Fund, the Short-Term Bond Fund and the Balanced Fund invest primarily in investment grade obligations rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated, are determined by the Advisor to be of comparable quality. The Investment Grade Tax-Exempt Fund invests primarily in investment grade municipal securities. Municipal

NOTES TO FINANCIAL STATEMENTS (concluded)
================================================================================
STI CLASSIC FUNDS MAY 31, 1996


securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2 or P-1, P-2 in the case of commercial paper; and VMIG-1, VMIG-2 in the case of variable rate demand obligations. The Short-Term U.S. Treasury Securities Fund invests exclusively in obligations issued by the U.S. Treasury with a maximum remaining maturity of 3 years or less. The Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, and the Tennessee Tax-Exempt Bond Fund invest primarily in municipal bonds concentrated in each of their respective states. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; A-1, A-2 or P-1, P-2 in the case of tax-exempt commercial paper; and VMIG-1, VMIG-2 in the case of variable rate demand obligations. The U.S. Government Securities Fund invests primarily in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage backed securities. The Limited-Term Federal Mortgage Securities Fund invests in mortgage related securities issued or guaranteed by U.S. Government agencies. Up to 35% of the U.S. Government Securities Fund and the Limited-Term Federal Mortgage Securities Fund may be invested in corporate, or government bonds that carry a rating of BBB or better by S&P or Baa or better by Moody's. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region, or by changing business conditions.

The summary of credit quality ratings for the securities held by the Funds as rated by S & P at May 31, 1996 were as follows:

                                          U.S. GOV'T.
                         PRIME QUALITY    SECURITIES      TAX-EXEMPT
                          MONEY MARKET   MONEY MARKET    MONEY MARKET
                              FUND           FUND            FUND
                         -------------   ------------    ------------
AAA ...................       7.5%           35.0%           5.5%
AA ....................       0.2%             --            6.9%
A .....................      12.7%             --            5.4%
A-1 ...................      57.2%             --           51.1%
A-2 ...................       2.9%             --             --
A1+ ...................        --              --            1.1%
SP-1. .................        --              --           12.5%
Not Rated .............       3.7%             --           16.5%
Repurchase Agreement ..      15.8%           65.0%            --
Cash Equivalents ......        --              --            1.0%
                         -------------   ------------    ------------
  Totals ..............     100.0%          100.0%         100.0%
                         =============   ============    ============


                                                                 SHORT-TERM
                            INVESTMENT   INVESTMENT                 U.S.
                               GRADE       GRADE     SHORT-TERM   TREASURY
                               BOND      TAX-EXEMPT     BOND     SECURITIES
                               FUND      BOND FUND      FUND        FUND
                            ----------   ----------  ----------  ----------
AAA ......................     70.6%        57.7%       68.6%       96.9%
AA .......................      3.1%        22.7%        6.1%
A ........................     10.1%         9.4%       12.7          --
A-3 ......................       --           --         2.1%         --
BBB ......................     11.8%         2.2%        7.7%         --
Not Rated ................       --          3.3%         --          --
Repurchase Agreement .....      4.4%          --          --          --
Cash Equivalents .........       --          4.7%        2.8%        3.1%
                            ----------   ----------  ----------  ----------
  Totals .................    100.0%       100.0%      100.0%      100.0%
                            ==========   ==========  ==========  ==========


                                                          LTD.-TERM
                                                           FEDERAL
                         FLORIDA   TENNESSEE   GEORGIA     MORTGAGE   U.S. GOV'T
               BALANCED TAX-EXEMPT TAX-EXEMPT TAX-EXEMPT  SECURITIES  SECURITIES
                 FUND   BOND FUND  BOND FUND  BOND FUND      FUND        FUND
               -------- ---------- ---------- ----------  ---------- -----------
AAA .........   27.8%     81.2%      53.3%      35.7%        88.4%       92.5%
AA ..........     .8%     11.5%      32.2%      41.5%          --          --
A ...........    3.7%      1.9%       4.9%       8.7%          --          --
A-1 .........     --        --         --         --           --          --
A-2 .........     --        --         --         --           --          --
A-3 .........     --        --         --         --           --          --
BBB .........    7.6%       --         --         --           --          --
BB ..........     --        --         --         --           --          --
S - 1 .......     --        --         --         --           --          --
Equities ....   56.2%       --         --         --           --          --
Not Rated ...     --       1.3%       8.6%       8.6%         3.8%         --
Repurchase
  Agreement..    3.9%       --         --         --          7.1%         --
Cash
  Equivalents     --       4.1%      0.7%        5.5%         0.7%        7.5%
               ------    ------     ------     ------       ------      ------
  Totals ....  100.0%    100.0%     100.0%     100.0%       100.0%      100.0%
               ======    ======     ======     ======       ======      ======

===============================================================================


The summary of credit quality ratings for the securities held by the Funds as rated by Moody's at May 31, 1996 were as follows:

                                        U.S. GOV'T.
                        PRIME QUALITY    SECURITIES      TAX-EXEMPT
                        MONEY MARKET    MONEY MARKET    MONEY MARKET
                            FUND            FUND            FUND
                        -------------   ------------    ------------
Aaa ..................       9.9%           35.0%            6.4%
Aa ...................       0.4%             --            10.5%
A ....................        --              --             1.3%
A-1 ..................       3.0%             --             2.5%
A-2 ..................       8.3%             --             2.2%
A-3 ..................       0.8%             --              --
P-1 ..................      57.2%             --            14.2%
P-2. .................       2.9%             --              --
MIG-1 ................        --              --            12.9%
VMIG-1 ...............        --              --            30.4%
Not Rated ............       1.7%             --            18.5%
Repurchase Agreement .      15.8%           65.0%             --
Cash Equivalents .....        --              --             1.1%
                        -------------   ------------    ------------
   Totals ............     100.0%          100.0%          100.0%
                        =============   ============    ============

                                  INVESTMENT               SHORT-TERM
                                    GRADE                     U.S.
                    INVESTMENT    TAX-EXEMPT  SHORT-TERM    TREASURY
                       GRADE         BOND        BOND      SECURITIES
                     BOND FUND       FUND        FUND         FUND
                    ----------    ----------  ----------   ----------
Aaa ................   70.6%         61.5%      68.6%         96.9%
Aa .................    5.5%         16.0%       6.1%           --
A ..................     --           5.0%       2.1%           --
A-1 ................    5.3%          4.8%       2.9%           --
A-2 ................    4.6%           --        6.3%           --
A-3 ................     --            --        6.3%           --
Baa ................    9.6%           --        4.9%           --
Not Rated ..........     --           7.9%        --            --
Repurchase Agreement    4.4%           --         --            --
Cash Equivalents ...     --           4.8%       2.8%          3.1%
                    ----------    ----------  ----------   ----------
   Totals ..........  100.0%        100.0%     100.0%        100.0%
                    ==========    ==========  ==========   ==========


LTD.-TERM

FEDERAL
                        FLORIDA   TENNESSEE    GEORGIA     MORTGAGE   U.S. GOV'T
            BALANCED  TAX-EXEMPT  TAX-EXEMPT  TAX-EXEMPT  SECURITIES  SECURITIES
              FUND       BOND     BOND FUND   BOND FUND      FUND        FUND
            --------  ----------  ----------  ----------  ----------  ----------
Aaa .......   27.8%      80.4%      51.1%       41.7%        92.2%       92.5%
Aa ........    1.6%      11.5%      25.4%       32.3%          --          --
A .........     --         --        1.8%        5.1%          --          --
A-1 .......    2.0%        --       10.7%       11.1%          --          --
A-2 .......    1.7%        --         --          --           --          --
Baa .......    6.5%       3.5%      10.3%         --           --          --
Ba-1 ......    0.3%        --         --          --           --          --
Not Rated .     --        0.5%        --         4.3%          --          --
Equities ..   56.2%        --         --          --           --          --
Repurchase
  Agreement    3.9%        --         --          --          7.1%         --
Cash
  Equivalents   --        4.1%       0.7%        5.5%         0.7%        7.5%
             ------     ------     ------      ------       ------      ------
  Totals ..  100.0%     100.0%     100.0%      100.0%       100.0%      100.0%
             ======     ======     ======      ======       ======      ======